SCHEDULE 14C INFORMATION

 Information Statement Pursuant to Section 14(c) of the Securities Exchange
                                 Act of 1934

Check the appropriate box:
/X/  Preliminary Information Statement
/  / Confidential, For Use of the Commission Only
/  / Definitive Information Statement

                               RAPIDTRON, INC.
                   (formerly known as The Furnishing Club)
                (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):
/ X /     No Fee Required
/     /    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-
11 and 0-11.

(1)  Title of each class of securities to which transaction applies:
          ------------------------------------------------------------------

(2)  Aggregate number of securities to which transactions applies:
          ------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:
          ------------------------------------------------------------------

(5)  Total fee paid:

/   /     Fee paid previously with preliminary materials:
/  /       Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
          ------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:
          ------------------------------------------------------------------

(3)  Filing party:
          ------------------------------------------------------------------

(4)  Date filed:
          ------------------------------------------------------------------

                           [ PRELIMINARY COPIES ]

                               RAPIDTRON, INC.
                       (formerly The Furnishing Club)

                            INFORMATION STATEMENT
                            RELATING TO NOTICE OF
                 WRITTEN CONSENT OF STOCKHOLDERS IN LIEU OF
                      A SPECIAL MEETING OF STOCKHOLDERS
                 TO BE EFFECTIVE ____________________, 2003

                    WE ARE NOT ASKING YOU FOR A PROXY AND
                  YOU ARE REQUESTED NOT TO SEND US A PROXY.

TO OUR STOCKHOLDERS:

     Rapidtron, Inc., a Nevada corporation, formerly The Furnishing Club ("RPDT" or the "Company"), has entered into a Merger Agreement dated as of January 17, 2003 (the "Merger Agreement"), among RTI Acquisition Subsidiary, Inc., a Nevada corporation and wholly-owned subsidiary of RPDT ("RTI SUB"), and RAPIDTRON INC., a Delaware corporation ("Rapidtron"). Pursuant to the terms of the Merger Agreement, Rapidtron will merge with and into RTI SUB and the separate corporate existence of RTI SUB shall cease. The terms of the Merger Agreement provide that upon consummation of the Merger, RPDT will issue Nine Million Six Hundred Thousand (9,600,000) shares of RPDT's restricted common stock to the shareholders of Rapidtron. The Merger Agreement is attached as Appendix A to the accompanying Information Statement. The closing of the Merger is expected to occur on or about _____________ ___, 2003.

     This Information Statement has been filed with the Securities and Exchange Commission and is being mailed or otherwise furnished to the registered stockholders of RPDT in connection with the prior approval by the board of directors of RPDT, and receipt by the board of approval by written consent of the holders of a majority of RPDT's outstanding shares of Common Stock, of resolutions to:

1. Approve the Merger Agreement and the transactions contemplated thereby, by and among RPDT, RTI SUB and Rapidtron; that RTI SUB merge with Rapidtron and take all necessary actions to complete the Merger, including but not limited to the filing of the appropriate merger documents with the State of Nevada and the State of Delaware;

2. Approve of the issuance by RPDT of 9,600,000 shares of restricted common stock to the shareholders of Rapidtron in exchange for 100% of the issued and outstanding shares of Rapidtron;

3. Amend RPDT's Articles of Incorporation to increase the total amount of authorized Common Stock, from 20,000,000 shares to 100,000,000 shares;

4. Ratify the previously filed amendment to RPDT's Articles of Incorporation changing the name from The Furnishing Club to Rapidtron, Inc.; and

5. That, upon the closing and effectiveness of the merger, accept the resignation of Dr. John Veltheer as a director and elect John Creel and Steve Meineke to serve on the Board of Directors of RPDT until the next annual meeting of stockholders.

     After careful consideration, the Board of Directors of RPDT has approved the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, and determined that the terms of the Merger and the other transactions contemplated by the Merger Agreement are fair to, and in the best interests of, the stockholders of RPDT. RPDT received a majority vote, thereby satisfying the requirements of the Nevada General Corporation Law and its Articles of Incorporation and Bylaws for stockholder approval of the Merger. For this reason, RPDT is not calling a special meeting of the stockholders in respect of the proposed Merger and is not asking you for a proxy or consent.

     The attached Information Statement is being provided to you pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. The Information Statement contains a more detailed description of the Merger. I encourage you to read the Information Statement thoroughly.

     This Information Statement is being furnished by the Board of Directors of RPDT, to the holders of the outstanding shares of the Company's common stock, par value $0.001 per share (the "Common Stock" or the "Shares"), at the close of business on _______________ __, 2003, (the "Record Date"), in connection with the approval of the above stated corporate actions.

     Only stockholders of record at the close of business on the Record Date were entitled to notice of the foregoing actions. As of the Record Date, 19,993,752 shares of Common Stock were issued and outstanding. Each share of Common Stock held of record on the Record Date represent one vote for purposes of determining whether a majority of the issued and outstanding shares have approved and adopted the foregoing actions.

     The Board of Directors of the Company unanimously approved the foregoing actions by written consent effective as of January 17, 2003. The holders of a majority of the outstanding shares of Common Stock (13,993,750 shares or 70%) approved the corporate actions by written consent effective as of January 17, 2003.

     The approval of the Merger Agreement is the final step in a transaction provided for by the Merger Agreement. The Merger is intended to qualify as a tax-free reorganization under Section 368(a)(1)(A) of the Code.

     The effective date of the Merger will be the date and time of the filing of the certificate of merger with the Secretary of States of Nevada and Delaware, which is expected to occur on or about __________ ___, 2003, and in no event earlier than 20 days after the mailing of this Information Statement to the Company's stockholders.

     RPDT stockholders are entitled to dissenters rights in the proposed merger under Nevada Revised Statutes ("NRS") 92A.300 - 92A.500. A copy of the statute is attached to this proxy statement as Appendix B. RPDT stockholders who are considering exercising dissenters rights should review NRS 92A.300 - 92A.500 carefully, particularly the steps required to perfect dissenters rights. No provision under Nevada law provides a stockholder the right to later withdraw a dissent and demand for payment. This Information Statement constitutes notice of appraisal rights to holders of Shares.

     RPDT will pay the expenses of furnishing this Information Statement, including the costs of preparing, assembling and mailing this Information Statement.

     The Board of Directors does not know of any matters, other than those described above that require approval by the stockholders of RPDT and for which notice is to be given to the stockholders.

     The date of this Information Statement is ____________ ___, 2003 and is first being mailed to stockholders on or about ___________ __, 2003.

                    WE ARE NOT ASKING YOU FOR A PROXY AND
                  YOU ARE REQUESTED NOT TO SEND US A PROXY
----------------------------------------------------------------------------

BY ORDER OF THE BOARD OF DIRECTORS


----------------------------------------------
Dr. John Veltheer, Secretary

800 N. Rainbow Blvd., Suite 208
Las Vegas, NV  89107-1103

                              TABLE OF CONTENTS

SUMMARY TERM SHEET                                                         1
     The Companies                                                         1
     Structure of the Merger                                               2
     RPDT's Reasons for the Merger                                         2
     Rapidtron's Reasons for the Merger                                    3
     Risk Factors                                                          3
     Directors and Senior Management of RPDT Following the Merger          4
     Interests of Directors, Executive Officers and Principal Stockholders in
the Merger                                                                 4
     U.S. Federal Income Tax Consequences                                  5
     Market Price of RPDT Common Stock on Important Dates                  5
     The Merger Agreement                                                  5
     Other Information                                                     6
     Rapidtron Audited Financial Statements                                6
     Unaudited Pro Forma Financial Information                             6
RISK FACTORS                                                              11
THE COMPANIES                                                             13
     RPDT                                                                 13
     RTI SUB                                                              13
     Rapidtron                                                            14
THE MERGER                                                                16
     Background of the Merger                                             16
     RPDT's Board of Directors Analysis and Reasons for the Merger        16
     Rapidtron's Board of Directors Analysis and Reasons for the Merger   17
     Interests of RPDT's Directors, Executive Officers and Principal
Stockholders                                                              19
     Interests of Rapidtron's Directors, Executive Officers and Principal
Stockholders                                                              19
      Dissenter's and Appraisal Rights                                    20
      Regulatory Matters                                                  22
THE MERGER AGREEMENT                                                      22
     Structure of the Merger                                              22
     Closing of the Merger                                                22
     When the Merger Becomes Effective                                    22
     Conversion of Stock, Stock Options and Cancellation of Stock         22
     Exchange of Shares; Fractional Shares; Lost Certificates             23
     Conditions to the Merger                                             24
     Representations and Warranties                                       25
     Covenants and Other Agreements                                       26
     Termination                                                          27
     Expenses                                                             28
     Financing                                                            28
     Finders Fees                                                         28
DIRECTORS AND EXECUTIVE OFFICERS OF RPDT FOLLOWING THE MERGER             28
     Directors                                                            30
     Compensation of Directors                                            30
     Executive Officers                                                   30
     Compensation of Executive Officers                                   30
          Employment Agreements                                           30
SECURITY OWNERSHIP OF OFFICERS, DIRECTORS AND CERTAIN BENEFICIAL HOLDERS  34
CERTAIN FEDERAL INCOME TAX CONSEQUENCES                                   35

ACCOUNTING TREATMENT                                                      36
AMENDMENT TO ARTICLES OF INCORPORATION                                    36
     Name Change                                                          36
     Increase in Capitalization                                           36
DESCRIPTION OF RPDT CAPITAL STOCK FOLLOWING THE MERGER                    36
     Authorized Capital Stock                                             36
          Common Stock                                                    36
          Preferred Stock                                                 37
     Nevada Laws                                                          37
     Transfer Agent                                                       39
RAPIDTRON MANAGEMENT'S DISCUSSION AND ANALYSIS                            39
PLAN OF OPERATION                                                         42
PRICE RANGE OF SHARES AND DIVIDENDS                                       43
CHANGE IN CONTROL                                                         44
ADDITIONAL AND AVAILABLE INFORMATION                                      44
     Legal Matters                                                        44
     Experts                                                              44
     Stockholder Proposals                                                44
     Where to Find Additional Information                                 44
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS              46
FORWARD-LOOKING STATEMENTS                                                46
RAPIDTRON FINANCIAL STATEMENTS                                            46

APPENDIX A-AGREEMENT AND PLAN OF MERGER AMONG RPDT, RTI SUB, AND Rapidtron. APPENDIX B - RIGHTS OF DISSENTING OWNERS
APPENDIX C - FORM 10-KSB FILING OF RPDT FOR THE YEAR ENDED DECEMBER 31, 2001 APPENDIX D - RPDT FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2002

                             SUMMARY TERM SHEET

     This summary term sheet does not contain all of the information that is important to you. You should carefully read the entire Information Statement and the Appendices, as well as the information we incorporate by reference.

                         The Companies (See page 13)

Rapidtron, Inc., a Nevada corporation (RPDT)
800 North Rainbow, Suite 208
Las Vegas, Nevada  89107

     RPDT was incorporated in Nevada on March 22, 2000 initially to be an online retailer of furniture and home accessories. However, upon completion of initial market analysis of the furniture market it decided to focus its efforts primarily on the home accessories market, while continually evaluating other opportunities that may enhance stockholder value, including the acquisition of a product or technology, or pursuing a merger or acquisition of another business entity with long-term growth potential.

RTI Acquisition Subsidiary, Inc. (RTI SUB)
800 North Rainbow, Suite 208
Las Vegas, Nevada  89107

     RTI SUB was incorporated in Nevada on September 27, 2002 as a wholly-owned subsidiary of RPDT and a special purpose entity formed solely to complete the merger with Rapidtron. Pursuant to the terms of the merger agreement, Rapidtron will merge with and into RTI SUB and the separate corporate existence of RTI SUB shall cease. Following the Merger, Rapidtron shall continue as the surviving corporation.

Rapidtron Inc., a Delaware corporation (Rapidtron)
3151 Airway Ave., Bldg. Q
Costa Mesa, CA 92626

     Rapidtron was incorporated in Delaware on January 27, 2000 for the purpose of becoming a provider of Radio Frequency (RF) Smart access control and ticketing/membership systems to the fitness, ski, entertainment and transportation industries.

Preexisting Relationships

     RPDT and Rapidtron did not have any preexisting relationship prior to entering into the merger agreement. None of Rapidtron's shareholders hold shares of RPDT nor do any of the stockholders of RPDT hold shares of Rapidtron.

     On September 30, 2002, in anticipation of closing the merger with Rapidtron, RPDT's board of directors amended its articles of incorporation effectively changing its name from The Furnishing Club to Rapidtron, Inc. Rapidtron acknowledges and consents to RPDT's use of the corporate name Rapidtron during the term of the merger agreement, and in the event the merger fails to close or the merger agreement is otherwise terminated, RPDT shall immediately cease using the tradename Rapidtron and shall seek to promptly change its corporate name from Rapidtron, Inc. to a dissimilar name.

                    Structure of the Merger (See page 16)

     To accomplish the merger with Rapidtron, RPDT formed a new subsidiary company, RTI SUB.

At the effective time of the merger:

* Rapidtron will merge with and into RTI SUB and the separate corporate existence of RTI SUB shall cease;

* RPDT will issue 9,600,000 shares of its restricted common stock to the shareholders of Rapidtron in exchange for 100% of the issued and outstanding shares of Rapidtron;

* Each share of Rapidtron common stock issued and outstanding immediately prior to the effective time shall be converted into RPDT common shares based on an exchange ratio of 0.955033824. No fractional shares shall be issued, and any right to receive a fractional share shall be converted to cash at the rate of $1.00 per share;

*    By way of example, 9,600,000/10,052,000 = 0.955033824 (the Exchange
  Ratio). The number of shares of Rapidtron common stock held by a stockholder (100,000) times the Exchange Ratio of 0.955033824 equals 95,503 shares of RPDT Shares to be issued, plus $0.38;

* RPDT stockholders holding 13,943,750 shares of restricted common stock shall tender, for no consideration, all of their shares to RPDT for cancellation;

* RPDT shall issue 400,000 shares of restricted common stock to two finders associated with Rapidtron;

* Certain non-affiliated third parties of Rapidtron holding promissory notes amounting to $1,000,000 shall convert the notes into restricted common stock of RPDT at a rate of $1.00 per share; and

* Each outstanding and unexercised option to purchase Rapidtron common stock shall be cancelled.

     As a result of the merger, Rapidtron shall continue as the surviving corporation and wholly-owned subsidiary of RPDT and the shareholders of Rapidtron will become stockholders of RPDT. The remaining stockholders of RPDT will own approximately 44% of the issued and outstanding shares of RPDT common stock, based on 17,050,002 RPDT shares outstanding.

                 RPDT's Reasons for the Merger (See page 16)

     RPDT's board of directors considered various factors in approving the merger and the merger agreement, including

*    its current lack of operations;

* the available technical, financial and managerial resources possessed by Rapidtron;

*    prospects for the future;

* the quality and experience of management services available and the depth of Rapidtron management;

*    Rapidtron's potential for growth or expansion;

*    Rapidtron's profit potential; and

*    anticipated increase in stockholder value as a result of the merger.

     RPDT's board of directors did not request a fairness opinion in connection with the merger.

              Rapidtron's Reasons for the Merger (See page 17)

     Rapidtron's board of directors considered various factors in approving the merger and the merger agreement, including:

* the increased market liquidity expected to result from exchanging stock in a private company for publicly traded securities of RPDT;

* the ability to use registered securities to make acquisition of assets or businesses;

*    increased visibility in the financial community;

*    enhanced access to the capital markets;

*    improved transparency of operations; and

* perceived credibility and enhanced corporate image of being a publicly traded company.

     Rapidtron's board of directors did not request a fairness opinion in connection with the merger.

                         Risk Factors (See page 11)

     The merger entails several risks, including:

* We may not be able to successfully integrate the operations of Rapidtron into ours. The integration of Rapidtron and RPDT may be complex and time-
    consuming, and will require management to dedicate substantial effort to it.
     Difficulties may occur during the integration process, and the integration may not produce the expected benefits.

* Upon completion of the merger, we will assume Rapidtron's plan of operation, which is anticipated to require substantial additional funds to fully implement. As of September 30, 2002 our cash along with Rapidtron's was only $9,932. In such a restricted cash position, we will be required to raise additional capital through debt or private equity financings, consistent with our historical practices. Post closing of the merger, we have contemplated a private placement offering for up to $1,000,000 to satisfy our working capital needs. We anticipate the $1,000,000, along with anticipated cash generated from operations and the conversion of certain notes as part of the merger, to satisfy our cash requirements over the following 12 months.

* Our current stockholders will be diluted by the shares issued as part of the merger and may be diluted by future issuances of shares to satisfy our working capital needs. We are issuing 9,600,000 to the shareholders in
  Rapidtron as part of the merger. In addition, we have agreed to issue 400,000 restricted shares of common stock to two finders associated with the transaction. Further, Rapidtron has received $1,000,000 in debt financing, all of which will convert into shares of our common stock at $1.00 per share upon closing. The above issuances, along with anticipated issuances to raise working capital, will reduce the percentage ownership of our stockholders, and these newly issued securities might have rights, preferences or privileges senior to those of existing stockholders.

* The market price of our common stock may decline as a result of the merger if the integration of the RPDT and Rapidtron businesses is unsuccessful.

* The stockholders of Rapidtron will own approximately 56% of our common stock following completion of the merger, which will limit the ability of other stockholders to influence corporate matters.

 Directors and Senior Management of RPDT Following the Merger (See page 28)

     Following completion of the merger, the board of directors of RPDT will consist of three directors, of which two will be designated by Rapidtron. The members of the board of directors will include:

*    John Creel (Rapidtron designee);

*    Steve Meineke (Rapidtron designee); and

*    Hendrick Rethwelm (current director).

Interests of Directors, Executive Officers and Principal Stockholders in the Merger (See page 19)

     Some of the directors and executive officers of Rapidtron have interests in the merger that are different from, or are in addition to, the interests of their shareholders. These interests include positions as directors or executive officers of RPDT following the merger, potential benefits under employment or benefit arrangements as a result of the merger, and potential severance and other benefit payments in the event of termination of employment following the merger. In addition, John Creel, Steve Meineke and Peter Dermutz have entered into employment agreements with us. Further, the majority stockholders of Rapidtron have each agreed to take all action necessary to cause, to the greatest extent practicable, Hendrik Rethwilm to be appointed or elected to serve as a director of RPDT for a period of two years following the effective time of the merger. If Mr. Rethwilm shall decline or be unable to serve as a director, Dr. John Veltheer shall nominate another person to serve in his stead.

     On January 17, 2003, Rapidtron's directors, executive officers and their affiliates owned approximately 95% of Rapidtron common stock entitled to vote on adoption of the merger agreement. The board of RPDT was aware of these interests and considered them in approving the merger.

             U.S. Federal Income Tax Consequences (See page 35)

     For Federal income tax purposes, it is intended that the merger qualify as a reorganization under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended. However, tax matters are very complicated. The tax consequences of the merger will depend on each stockholder's specific situation. Stockholders should consult their tax advisor for a full understanding of the U.S. federal, state, local and foreign tax consequences of the merger.

            Market Prices of RPDT Common Stock on Important Dates

     RPDT common stock is traded on the over-the-counter securities market through the National Association of Securities Dealers Automated Quotation Bulletin Board System under the symbol "RPDT." The closing per share sales price of RPDT common stock was as follows:

* $1.46 on January 17, 2003, which was the last full trading day before the merger was announced; and

* $______ on _____________, 2003, which was the last full trading day prior to mailing this information statement to RPDT stockholders.

     For the 52-week period ended January 17, 2002, the highest and lowest closing per share sales price of RPDT common stock was $1.6094 and $0.8594, respectively.

     Rapidtron common stock is not publicly traded.

                     The Merger Agreement (See page 22)

     The merger agreement is attached as Appendix A. We encourage you to read the merger agreement because it is the legal document that governs the merger.

     What We Need to Do to Complete the Merger

     RPDT and Rapidtron will complete the merger only if the conditions set forth in Article 5 of the merger agreement are satisfied or, in some cases, waived. These conditions include:

* the approval and adoption of the merger agreement by the requisite vote of the stockholders of RPDT, RTI SUB and Rapidtron (this occurred on January
     17, 2002);

* no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States court or Governmental Entity which prohibits, restrains, enjoins or restricts the consummation of the merger;

*    accuracy of each company's representations and warranties;

* performance by each company of its obligations under the merger agreement; and

* the mailing of this information to all RPDT stockholders as of the record date.

     Termination of the Merger Agreement

     The merger agreement may be terminated by RPDT or Rapidtron and the merger may be abandoned at any time prior to the effective time:

*    by mutual written consent;

* by any court of competent jurisdiction in the United States or other Governmental Entity shall have issued a final order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the merger;

* the merger is not completed by March 31, 2003, other than due to a breach of the merger agreement by the terminating party; and

* the other company materially breaches the merger agreement and the breach is not cured within a 20-day cure period.

                       Other Information (See page 44)

     Dissenters Rights

     RPDT stockholders are entitled to dissenters rights in the proposed merger under Nevada Revised Statutes ("NRS") 92A.300 - 92A.500. See "The Merger - Dissenters Rights" section of this document for more information regarding the appraisal rights of RPDT stockholders.

     Accounting Treatment

     It is anticipated that RPDT will account for the merger as a reverse acquisition since the Rapidtron shareholders will have control of the combined entity after the transaction.

            Rapidtron Audited Financial Statements (See page 46)

     The consolidated financial statements of Rapidtron as of December 31, 2001 and 2000 included in this document have been audited by Kushner Smith Joanou & Gregson, LLP independent auditors. You are encouraged to review the financial statements, related notes and other information included elsewhere in this filing.

                  Unaudited Pro Forma Financial Information

     The following describes the pro forma effect of the merger on (1) the unaudited balance sheet data of RPDT and Rapidtron as of September 30, 2002 and (2) the unaudited statements of operations data of RPDT and Rapidtron for the fiscal year ended December 31, 2001 and the nine-months ended September 30, 2002.

     This information is only a summary. You should read the unaudited pro forma combined condensed financial and other information and the accompanying notes that are included elsewhere in this document. You should also read the historical information and related notes of RPDT that are incorporated by reference into this document and the historical financial statements and related notes for Rapidtron contained elsewhere in this document.

     The unaudited pro forma combined condensed balance sheet data and the unaudited pro forma combined condensed operations data show the estimated effects of the merger as if it had occurred on September 30, 2002 and December 31, 2001.

    We are providing the unaudited pro forma combined condensed financial and other information for informational purposes only. It does not necessarily represent or indicate what the financial position and results of operations of RPDT would actually have been had the merger and other pro forma adjustments in fact occurred at the date indicated. It also does not necessarily represent or indicate the future financial position or results RPDT will achieve after the merger.

RAPIDTRON, INC. (NV)
PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2002

                            Historical Historical  Pro forma       Pro forma
ASSETS                      Rapidtron, Rapidtron, Adjustments     Rapidtron,
                             Inc (NV)   Inc. (DA)                  Inc (NV)
Current assets:
   Cash and cash
equivalents                $    9,592   $     340           -      $   9,932
   Accounts receivable,             -      42,916                     42,916
Net
   Inventory, net                   -      73,315                     73,315
   Note receivable for
stockholder                         -     196,217                    196,217
   Prepaid expenses                 -      40,406           -         40,406
Other assets
   Deposits                       218      13,901                     14,119
                            ---------   ---------                 ----------
     Total current assets       9,810     367,095                    376,905
                            ---------   ---------                 ----------
Property and equipment,
net                                 -      15,837                     15,837
                            ---------   ---------                 ----------
           Total non-
current assets                      -      15,837                     15,837
                            ---------   ---------                 ----------
           Total assets    $    9,810   $ 382,932                  $ 392,742
                           =========== ==========                 ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable         $      -     $ 647,928                  $ 647,928
  Finder fee payable              -             -     684,000  4     684,000
  Officer salaries payable        -             -     630,000  5     630,000
  Accrued liabilities             -       157,888                    157,888
  Accrued taxes                   -         3,845                      3,845
  Line of credit                  -       150,000                    150,000
  Related party notes
payable                           -       415,763 (1,000,000)  3   (584,238)
                           --------    ----------                -----------
           Total current
liabilities                       -     1,375,424                  1,689,423
                           --------    ----------                -----------
  Other Long Term
Liabilities                       -       124,350                    124,350
                           --------    ----------                -----------
          Total
Liabilities                       -     1,499,774                  1,813,773
                           --------    ----------                -----------
Redeemable common stock           -             -       9,124  6       9,124

Shareholders' equity
  Common stock, $.001 par
value                        16,800        10,052     (9,802)  1
                                                        1,000  3      18,050

  Additional paid in
capital                      63,700        74,933    (59,888)  1
                                                      999,000  3   1,077,745
  Treasury Stock                                      (9,124)  6
  Accumulated (deficit)                                       1,
                                                              4,
                                                               5

                           (70,690)   (1,201,827) (1,244,310)    (2,516,826)
                           --------    ----------                -----------
    Total shareholders'
equity (deficit)              9,810   (1,116,842)                (1,430,155)
                           --------    ----------                -----------
           Total
liabilities and
shareholders' equity       $  9,810    $  382,932           -    $   392,742
                           ========    ==========                ===========

RAPIDTRON, INC. (NV)
PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the nine months ended September 30, 2002

                            Historical  Historical  Pro forma     Pro forma
                            Rapidtron,  Rapidtron, Adjustments    Rapidtron,
                             Inc (NV)   Inc. (DA)                  Inc (NV)
Sales                      $        -   $1,521,947                $1,521,947

Cost of sales                       -      819,047                   819,047
                           ----------   ----------               -----------
Gross Profit                        -      702,900                   702,900

Officer salaries                    -            -    270,000 5     270,000
Selling general and             5,761    1,025,045                 1,030,806
administrative expenses
                           ----------   ----------               -----------
Operating loss                (5,761)    (322,145)    270,000      (597,906)
                           ----------   ----------               -----------
Other income (expense)
Other Income                        -     (34,748)                  (34,748)
Foreign Currency                 (16)            -                      (16)
Adjustment
Interest income                    32            -                        32
Interest expense                    -            -                         -
                           ----------   ----------               -----------
                                   16     (34,748)                  (34,732)
                           ----------   ----------               -----------
Net loss                   $  (5,745)   $(356,893)    270,000    $ (632,638)
                           ==========   ========== ==========    ===========
Basic and diluted (loss)   $  (0.000)    $ (0.036)                 $ (0.039)
per common share
                           ==========   ==========               ===========
Weighted average number of
common shares outstanding  16,800,000   10,052,000                16,050,002
                           ==========   ==========               ===========

RAPIDTRON, INC. (NV)
PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the year ending December 31, 2001

                            Historical  Historical  Pro forma     Pro forma
                            Rapidtron,  Rapidtron, Adjustments    Rapidtron,
                             Inc (NV)   Inc. (DA)                  Inc (NV)
Sales                       $       -   $  259,887               $   259,887

Cost of sales                       -      272,300                   272,300
                           ----------   ----------               -----------
           Gross Profit             -     (12,413)                  (12,413)

Finders fee expense                                   684,000  4     684,000
Officer salaries                                      360,000  5     360,000
Selling general and
administrative expenses        29,154      524,578          -        553,732
                           ----------   ----------               -----------
           Operating loss    (29,154)    (536,991)  1,044,000        913,732
                           ----------   ----------               -----------
Other income (expense)
   Interest income                175       12,889                    13,064
   Interest expense                 -     (10,620)                  (10,620)
                           ----------   ----------               -----------
                                  175        2,269          -          2,444
                           ----------   ----------               -----------
           Net loss        $ (28,979)  $ (534,722) $1,044,000    $ (923,701)
                           ==========   ========== ==========    ===========
Basic and diluted (loss)
per common share            $ (0.003)    $ (0.053)                 $ (0.051)
                           ==========   ==========               ===========
    Weighted average        8,400,000   10,052,000                18,050,002
number of
    common shares
outstanding
                           ==========   ==========               ===========

                   Notes to Pro Forma Financial Statements

Note 1: To reflect the recapitalization of Rapidtron, Inc.-Nevada ("RPDT") with the book value of net assets of Rapidtron Inc.-Delaware ("Rapidtron") at the acquisition date. Because the acquisition is to be accounted for as a reverse acquisition, there is neither goodwill recognized nor any adjustments to the book value of the net assets of RPDT that would affect the pro forma statement of operations.

Note 2: To reflect the pro forma results of employee options granted and outstanding through September 30, 2002 as follows: none of the 900,000 employee options outstanding at September 30, 2002 have vested as they were granted in January 2003. The intrinsic value of the 900,000 shares of common stock options on the grant date approximated $0.46 per share (or $414,000 in total) based on a fair market value of $1.46 per share and an exercise price of $1.00, which will be amortized to compensation expense over the vesting period of the options. No pro forma adjustment has been recorded on the pro forma balance sheet or statement of operations.

     The Company accounts for stock-based compensation issued to employees using the intrinsic value based method as prescribed by Accounting Principles Board Opinion No. 25 ("APB 25"), "Accounting for Stock issued to Employees." Under the intrinsic value based method, compensation expense is the excess, if any, of the fair value of the stock at the grant date or other measurement date over the amount an employee must pay to acquire the stock. Compensation expense, if any, is recognized over the applicable service period, which is usually the vesting period.

     SFAS 123, "Accounting for Stock-Based Compensation," if fully adopted, changes the method of accounting for employee stock-based compensation plans to the fair value based method. For stock options and warrants, fair value is determined using an option pricing model that takes into account the stock price at the grant date, the exercise price, the expected life of the option or warrant, stock volatility and the annual rate of quarterly dividends. Compensation expense, if any, is recognized over the applicable service period, which is usually the vesting period.

     The adoption of the accounting methodology of SFAS 123 is optional and the Company has elected to continue accounting for stock-based compensation issued to employees using APB 25; however, pro forma disclosures, as the Company adopted the cost recognition requirement under SFAS 123, are required to be presented (see below).

     At December 31, 2002, the Company has one stock-based employee compensation plan. The Company accounts for the plan under the recognition and measurement principles of APB 25, and related interpretation. If the Company had applied the fair value recognition provisions of SFAS 123 to stock-based employee compensation, the resulting effects on pro forma net loss and earnings per share would have been 900,000 shares at $1.46 per share.

Note 3: To reflect the conversion of $1,000,000 in debt to 1,000,000 shares of $0.001 par value common stock at $1.00 per share.

Note 4: To reflect a finders fee agreement to issue 400,000 shares of $0.001 par value common stock valued at $1.46 per share, the fair market value of the underlying stock on the date of merger, plus $100,000 cash for a total of $684,000.

Note 5: To reflect the accrual of officer salaries pursuant to employment agreements for a combined total of $360,000 per year.

Note 6: To reflect a pro forma adjustment for the par value of 9,124,392 post-merger shares of the Company's $0.001 par value common stock held by the officers of the Company out of equity and into redeemable common stock. Pursuant to the terms of the employment agreements, the Company is required to buy back all of the shares held by the officers at a price of the greater of $2.00 per share or the fair market value (as defined) in the event of resignation with cause or termination by the Company without cause. The Company does not deem this contingency to be probable, and therefore, the Company has not reflected the results of the contingency on the pro forma balance sheet or the statement of operations as of September 30, 2002 or December 31, 2001.

                                RISK FACTORS

     In addition to reading and considering the other information we have included or incorporated by reference in this document, you should carefully read and consider the following factors that are material to the merger.

We may not be able to successfully integrate the operations of Rapidtron.

     The success of the merger will depend in part on our ability to realize our anticipated synergies and growth opportunities from integrating the business of Rapidtron into ours. The integration may be complex and time-consuming, and will require management to dedicate substantial effort to it. These efforts could divert management's focus and resources from other strategic opportunities and from operations during the integration process. Difficulties may occur during the integration process, including:

*    a loss of key officers, employees and clients;

*    a loss of revenues; and

*    an increase in operating or other costs.

     Even if the integration of the business of Rapidtron is successful, it may not result in the realization of the full benefits of the synergies and growth opportunities that we currently expect or these benefits may not be achieved within the anticipated time frame. Any failure to timely realize these anticipated benefits could have a material adverse effect on the revenues, expenses and operating results of RPDT.

The market price of RPDT common stock may decline as a result of the merger.

     The market price of RPDT common stock may decline as a result of the merger if the integration of the Rapidtron business is unsuccessful. The market price also may decline if we do not achieve the perceived benefits of the merger as rapidly or to the extent anticipated by the investing public or analysts or if the effect of the merger on RPDT's financial results is not consistent with market expectations.

The principal stockholders of Rapidtron will own a significant percentage of RPDT, which will limit the ability of other stockholders to influence corporate matters.

     The Rapidtron shareholders collectively will own approximately 56% of RPDT upon completion of the merger. Accordingly, these shareholders will have significant influence over the outcome of any corporate transaction or other matters submitted to our stockholders for approval, including the election of directors, mergers, consolidations and the sale of all or substantially all of our assets, and also could prevent or cause a change in control. The interests of these shareholders may differ from the interests of other stockholders. In addition, third parties may be discouraged from making a tender offer or bid to acquire RPDT because of this concentration of ownership.

Our auditor's report currently reflects the fact that without realization of additional capital, it would be unlikely for us to continue as a going concern.

     As a result of our deficiency in working capital at December 31, 2001, our auditors have included a paragraph in their report regarding substantial doubt about our ability to continue as a going concern. It is anticipated that a similar paragraph will be included in our December 31, 2002 financial statements as well. Our plans in this regard are to seek additional funding upon completion of the merger through equity private placements or debt facilities.

Our common stock is considered to be a "Penny Stock."

     The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in "penny stocks." Penny stocks generally are equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver to the prospective purchaser a standardized risk disclosure document prepared by the Securities and Exchange Commission that provides information about penny stocks and the nature and level of risks in the penny stock market. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from such rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the prospective purchaser and receive the purchaser's written agreement to the transaction. Furthermore, subsequent to a transaction in a penny stock, the broker-dealer will be required to deliver monthly or quarterly statements containing specific information about the penny stock. It is anticipated that our common stock will continue to be traded on the OTC Bulletin Board at a price of less than $5.00. In this event, broker-dealers would be required to comply with the disclosure requirements mandated by the penny stock rules. These disclosure requirements will likely make it more difficult for our stockholders to sell their common stock in the secondary market.

We will need additional capital in the future to finance our planned growth, which we may not be able to raise or it may only be available on terms unfavorable to us or our stockholders, which may result in our inability to fund our working capital requirements and harm our operational results.

     We have and expect to continue to have substantial capital expenditure and working capital needs. We anticipate that, even once the merger is completed, our anticipated cash generated from operations and our current cash, cash equivalents and short term investments will not meet our working capital and capital expenditure requirements. Therefore, we will need to raise additional funds through debt or private equity financings to fund our operations, and implement our growth strategy, or to respond to competitive pressures and/or perceived opportunities, such as investment, acquisition, and development activities.

     If we raise additional funds through the issuance of equity or convertible debt securities, the percentage ownership of our stockholders would be reduced, and these newly issued securities might have rights, preferences or privileges senior to those of existing stockholders, including Rapidtron shareholders acquiring shares in the merger.

Our articles of incorporation, bylaws and Nevada Law contain provisions that could discourage an acquisition or change of control of RPDT.

     Our articles of incorporation authorize our board of directors to issue preferred stock and common stock without stockholder approval. If our board of directors elects to issue preferred stock, it could be more difficult for a third party to acquire control of us. In addition, provisions of the articles of incorporation and bylaws could also make it more difficult for a third party to acquire control of us. In addition, Nevada's "Combination with Interested Stockholders' Statute" and its "Control Share Acquisition Statute" may have the effect in the future of delaying or making it more difficult to effect a change in control of RPDT.

     These statutory anti-takeover measures may have certain negative consequences, including an effect on the ability of our stockholders or other individuals to (i) change the composition of the incumbent board of directors; (ii) benefit from certain transactions which are opposed by the incumbent board of directors; and (iii) make a tender offer or attempt to gain control of the company, even if such attempt were beneficial to us and our stockholders. Since such measures may also discourage the accumulations of large blocks of our common stock by purchasers whose objective is to seek control of us or have such common stock repurchased by us or other persons at a premium, these measures could also depress the market price of our common stock. Accordingly, our stockholders may be deprived of certain opportunities to realize the "control premium" associated with take-over attempts.

Acquisitions involve risks that could adversely affect our business.

     We intend to pursue strategic acquisitions of businesses and technologies. Acquisitions may entail numerous risks, including:

* difficulties in the integration of acquired operations, services and products;

*    diversion of management's attention from other business concerns;

*    assumption of unknown material liabilities of acquired companies;

* amortization of acquired intangible assets, which could reduce future reported earnings; and

*    potential loss of clients or key employees of acquired companies.

     These risks could cause the failure of any anticipated benefits of an acquisition to be realized, which could have a material adverse effect on our revenues and profitability.

                                THE COMPANIES

RPDT

     We are a development stage company incorporated in Nevada on March 22, 2000. We initially intended to be an online retailer of furniture and home accessories. However, upon further analysis of the furniture market and the difficulties with shipping, manufacturing and consumer response, we decided to focus our efforts primarily on the home accessories market, while offering selected furniture items on a limited basis.

     Despite our best efforts, we were unable to fully implement our intended business plan, primarily due to our inability to secure adequate funding. When faced with such a restricted working capital situation our management investigated all options available to retain value for the stockholders and found the merger with Rapidtron to be the best available option.

RTI SUB

     RTI SUB was incorporated on September 27, 2002 as a wholly-owned subsidiary of RPDT and special purpose entity formed solely for the purpose of effecting the merger. RTI SUB has not conducted any activities other than those incident to its formation, the matters contemplated by the merger agreement and the preparation of this document. Pursuant to the terms of the merger agreement, Rapidtron will merge with and into RTI SUB and the separate corporate existence of RTI SUB shall cease. Following the Merger, Rapidtron shall continue as the surviving corporation.

Rapidtron

     Rapidtron intends to become the leading provider of Radio Frequency (RF) smart card access control and ticketing/membership systems by providing the premier technology for operator-free entry and exit turnstiles.

     Headquartered in Costa Mesa, California, Rapidtron has established itself in the North American marketplace by currently providing its smart card access control systems to Copper Mountain in Colorado and Park City Resort in Utah, and its bar code system to the University of California Berkeley, and several leading fitness clubs. Rapidtron anticipates additional orders in 2003 from Park City, Copper Mountain, UC Berkeley, and several other winter resorts and fitness clubs.

     Rapidtron has forged a strategic partnership with AXESS AG, a European (Austria) corporation. AXESS AG is at the forefront of Radio Frequency smart card technology and has installed over 2,500 Smart access gates and 1,500 point-of-sale systems to transit companies and vacation resorts in Europe.

Principal products or services and their markets

     Rapidtron provides automated access products (turnstiles with readers, door, counter and handheld readers) to the Fitness, University, Winter Resorts, Transit and Entertainment industries utilizing two technologies, Radio Frequency (RF) Smart chip (ISO standard Smart cards, key cards and ID bracelets) and Bar Code tickets. The RF Smart Cards are contactless with multilevel read/write capabilities for debit/credit, affinity/loyalty programs, access, parking, and doors. The Bar Code tickets are an inexpensive, read only medium for access operations.

Distribution methods of the products or services

     All products and services of Rapidtron and conducted through commissioned sales representatives. Rapidtron currently has 26 commissioned sales representatives.

Status of any publicly announced new product or service

     Rapidtron has installed its new automatic ADA gate and Panic release turnstile at the University of California at Berkeley.

Competition

     To start, Rapidtron has focused on two main niche markets in lifestyle, active sports, namely Fitness and Winter Resorts. Rapidtron has only one competitor in the winter resort market and that competitor (Ski Data), to this date, has not successfully interfaced with any software provider in the North America. Rapidtron has successfully interfaced with all three providers (Comptrol, Siriusware and RTP), which resulted in the sale to Copper Mountain (Siriusware) and Park City (RTP).

     As of the date of this filing Rapidtron is unaware of any company offering its range of products with access readers and turnstiles offering both Smart and Bar Code technology in the North American fitness market. Rapidtron has not encountered any competition in the fitness market and has also completed its interface with the five leading software management providers, Aphelion, CSI, Check Free, Computer Outfitters and CSI, a major competitive advantage.

     The transit industry has several large access system providers, who are primarily magnetic stripe based but are now offering Smart Card systems as well.

     In addition to the successful completion of the software interface with the leading software suppliers, Rapidtron has positioned itself with established sales representatives and has already installed several successful installations that provide strong testimonials and proof of benefits and technology (See UC Berkeley ad and Park City press release).

     Rapidtron's partner, Axess AG, has been extremely successful in landing most of the large winter resorts in Europe over the past five years and has over 2,500 access systems and 3,500 POS stations in operation.

Principal supplier and sources and availability of raw materials

     Rapidtron has an exclusive agreement with its major supplier, Axess AG, for North America and South America in the markets it services and the option for additional markets as the opportunity arises. Rapidtron's agreement with Axess AG is for five (5) years with renewal options based on meeting continuing sales.

  Axess AG has the manufacturing capabilities to meet the growth projected over the next five years and has not experienced problems in sourcing raw materials in five years of production. Rapidtron has additional resources available to meet other product needs as the markets develop.

Dependence on one or a few major customers

     Rapidtron mix of markets and clients allows it to be independent of any one major customer.

Patents, trademarks, licenses, franchises, concessions, royalty agreements or labor contracts, including duration

     Rapidtron's agreement with Axess AG is for five (5) years with renewal options based on meeting continuing sales.

Government approval of principal product

     Axess AG is currently finalizing FCC and UHL approvals. Rapidtron anticipates receiving this approval by the second quarter 2003. The FCC requirement is to test the radio frequency transmissions emitted by the long range antennas used in the winter resort turnstiles for potential interference with pacemakers. The standard short-range reader has already passed and in over five years of operation in Europe there has not been a case of this nature with the 2,500 systems with long-range antennas in operation. Rapidtron is unaware of any other regulations in addition to the FCC approval of its long-range antenna for radio frequency and standard UHL regulations.

Effect of existing or probable governmental regulations on the business

     Rapidtron is unaware of any other regulations in addition to the FCC approval of its long-range antenna for radio frequency and standard UHL regulations.

Research and development

     Rapidtron has spent $111,528 for software development and $3,528 for product development since its inception in January 2000, none of which are not directly or indirectly borne by any existing or future clients.

Employees

     Rapidtron has 5 full time, 8 part time employees and 26 commissioned sales representatives.

                                 THE MERGER

Background of the Merger

     Each of the boards of directors of RPDT and Rapidtron continually review their companies' results of operations and position in the industries in which they operate. In connection with these reviews, each of RPDT and Rapidtron from time to time have evaluated potential acquisitions or combinations that would further the companies' strategic objectives.

     In October 2002, RPDT and Rapidtron entered into discussions regarding a possible business combination. After signing a letter of intent on October 24, 2002, representatives of each company conducted mutual due diligence sessions and on January 17, 2002, the parties executed a definitive agreement and plan of merger. Rapidtron was the only merger candidate that RPDT had material discussions with regarding a potential merger of acquisition.

RPDT's Board of Directors Analysis and Reasons for the Merger

     RPDT's board of directors unanimously approved the merger agreement and determined that the merger agreement and the merger are advisable and in the best interests of RPDT and its stockholders.

     The RPDT board of directors identified and considered several potential benefits of the merger that it believed would contribute to the success of the combined company compared to RPDT's continued operations without the merger. These included:

* The historical and recent market prices of the common stock and the fact that the business being acquired through the merger along with the management team associated with Rapidtron present to RPDT a significant business opportunity;

* The familiarity of the Board of Directors with Rapidtron's business, prospects, and financial condition;

* The belief of the Board of Directors that a transaction with Rapidtron is the most advantageous scenario based upon the unique benefits offered by Rapidtron to RPDT;

*    The failed business plan of RPDT; and

* On January 17, 2002 a majority of the stockholders of RPDT approved the proposal providing for RPDT to enter into an agreement with Rapidtron.

     The RPDT board of directors also identified and considered a number of potentially adverse factors concerning the merger, including the following:

* the risk that the merger might not be completed in a timely manner or at all;

* the risk that the anticipated synergies and other potential benefits of the merger may not be fully or partially realized;

* the challenges and difficulties, foreseen and unforeseen, relating to integrating the operations of RPDT and Rapidtron;

* the risk of diverting management focus and resources from other strategic opportunities and from operational matters while working to implement the merger;

* the contingent liabilities relating to Rapidtron's business and how they might impact the results of operations of the combined company;

*    the lack of liquidity and financial condition of Rapidtron; and

*    the potential costs to be incurred in connection with the merger.

     After taking into account all of the factors set forth above, the RPDT board of directors unanimously agreed that the expected benefits of the merger outweighed the risks and that the merger is in the best interests of RPDT and its stockholders.

     The foregoing discussion of information and factors considered by the RPDT board of directors is not intended to be exhaustive but is believed to include the material factors considered by the RPDT board of directors. In view of the wide variety of factors considered by the RPDT board, the RPDT board of directors did not find it practicable to quantify or otherwise assign relative weight to the specific factors considered. In addition, the RPDT board did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the RPDT board may have given different weight to different factors.

Rapidtron's Board of Directors Analysis and Reasons for the Merger

     Rapidtron's board of directors has unanimously approved the merger agreement and determined that the merger agreement and the merger are fair and in the best interests of Rapidtron and its stockholders.

     In the course of its deliberations regarding the merger, Rapidtron's board of directors consulted with Rapidtron's management and its legal and other advisors.

     The Rapidtron board of directors identified and considered several potential benefits of the merger that it believed would contribute to the success of the combined company compared to Rapidtron's continued operations without the merger. These included:

* the anticipated increase in market liquidity resulting from exchanging stock in a private company for publicly traded securities of RPDT;

* that representatives of Rapidtron's board of directors will serve on the board of directors of RPDT;

* the structure of the transaction, including the ability to maintain Rapidtron as a surviving separate legal entity and wholly-owned subsidiary of
     RPDT;

* the ability to use registered securities to make acquisition of assets or businesses;

*    increased visibility in the financial community;

*    enhanced access to the capital markets;

*    improved transparency of operations;

* perceived credibility and enhanced corporate image of being a publicly traded company; and

* the expectation that the merger would be a tax-free transaction for U.S. federal income tax purposes, except with respect to any cash received by Rapidtron stockholders.

     The Rapidtron board of directors also identified and considered a number of potentially adverse factors concerning the merger, including the following:

* the risk that the merger might not be completed in a timely manner or at all;

* the risk that the anticipated synergies and other potential benefits of the merger may not be fully or partially realized;

* the challenges and difficulties, foreseen and unforeseen, relating to integrating the operations of RPDT and Rapidtron;

* the risk of diverting management focus and resources from other strategic opportunities and from operational matters while working to implement the merger; and

* the potential limited liquidity of shares of RPDT common stock due to historically low trading volumes of RPDT common stock and concentration of ownership of RPDT.

     After taking into account all of the factors set forth above, the Rapidtron board of directors unanimously agreed that the benefits of the merger outweighed the risks and the merger is in the best interests of Rapidtron and its stockholders.

     The foregoing discussion of information and factors considered by the Rapidtron board of directors is not intended to be exhaustive but is believed to include the material factors considered by the Rapidtron board of directors. In view of the wide variety of factors considered by the Rapidtron board of directors, the Rapidtron board of directors did not find it practicable to quantify or otherwise assign relative weight to the specific factors considered. In addition, the Rapidtron board did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the Rapidtron board may have given different weight to different factors.

Interests of RPDT's Directors, Executive Officers and Principal Stockholders in the Merger

     RPDT stockholders should be aware that Hendrick Rethwilm, one of the two RPDT directors, has an interest in the merger that is different from the interests of RPDT stockholders generally, in that Mr. Rethwilm will remain as a director of RPDT following closing of the merger. The boards of directors of both companies were aware of this interest and considered it in approving the merger and the merger agreement.

     Pursuant to the terms of the merger agreement, upon completion of the merger the board of directors of RPDT will be comprised of three individuals, John Creel and Steve Meineke as the Rapidtron designees, and Hendrick Rethwilm as the RPDT designee. Upon any vacancy in the board seats held by a Rapidtron designee, a replacement director will be designated by the remaining designee of Rapidtron. For a two year period following closing of the merger, upon any vacancy in the board seat held by the RPDT designee, a replacement director will be designated by Dr. John Veltheer, the current sole officer of RPDT.

     RPDT's directors, executive officers and their affiliates did not own any shares of RPDT common stock as of January 17, 2003.

Interests of Rapidtron's Directors, Executive Officers and Principal Stockholders in the Merger

     RPDT stockholders should be aware that some of Rapidtron's directors, executive officers and principal stockholders have interests in the merger that are different from the interests of Rapidtron stockholders generally. The boards of directors of both companies were aware of these interests and considered them in approving the merger and the merger agreement.

Governance Structure and Management Positions

     Pursuant to the terms of the merger agreement, upon completion of the merger:

* the board of directors of RPDT will be comprised of three individuals, John Creel and Steve Meineke as the Rapidtron designees, and Hendrick
    Rethwilm as the RPDT designee. Upon any vacancy in the board seats held by a Rapidtron designee, a replacement director will be designated by the remaining designee of Rapidtron;

*    John Creel, chairman of Rapidtron, will become chairman of RPDT;

* The executive officers of Rapidtron will serve as the executive officers of RPDT;

* the majority stockholders of Rapidtron have each agreed to take all action necessary to cause, to the greatest extent practicable, Hendrik Rethwilm to be appointed or elected to serve as a director of RPDT for a period of two years following the effective time of the merger. If Mr.
   Rethwilm shall decline or be unable to serve as a director, Dr. John Veltheer shall nominate another person to serve in his stead; and

* John Creel, Steve Meineke and Peter Dermutz, executive officers of Rapidtron, have entered into employment agreements with Rapidtron in anticipation of the merger. Additional information regarding the terms of these agreements can be found under the "Directors and Executive Officers of RPDT" section of this document.

Other Interests

     Rapidtron's executive officers also have the following interests in the merger that are different from Rapidtron stockholders' interests generally:

* RPDT plans to adopt a stock option plan for up to 15% of the issued and outstanding shares of its common stock. Officers and directors of RPDT will participate in the plan. As part of the employment agreements with John Creel, Steve Meineke and Peter Dermutz each of these individuals will be issued options in the following amounts:

                                               Amount
          John Creel                          450,000
          Steve Meineke                       450,000
          Peter Dermutz                   To be determined

     Through the calendar year 2005, employee stock options granted by RPDT shall not exceed fifteen percent (15%) of the then total issued and outstanding shares of common stock of RPDT, on an as-converted basis, and the exercise price shall be the lesser of $1.00 or fair market value. Such stock options shall vest pro rata over the period ending December 31, 2005. All other terms of the employee stock option plans in effect through December 31, 2005, shall be approved by unanimous consent of the directors, unless such other terms are otherwise set forth in the employment agreements;

* After completion of the merger, all Rapidtron executive officers and directors will remain the officers and directors of Rapidtron, as a subsidiary of RPDT; and

* Rapidtron officers may receive potential severance, acceleration of vesting of options and other benefit payments in the event of termination of employment following the merger.

     Immediately prior to the effective time of the merger, Rapidtron's directors, executive officers and their affiliates will own approximately 95% of the outstanding Rapidtron common stock. They will be entitled to receive in the merger the same consideration for their shares as all other Rapidtron stockholders.

     RPDT's directors, executive officers and their affiliates did not own any shares of Rapidtron common stock as of January 17, 2003.

Dissenter's and Appraisal Rights

     RPDT stockholders are entitled to dissenters rights in the proposed merger under Nevada Revised Statutes ("NRS") 92A.300 - 92A.500. A copy of the statute is attached to this information statement as Appendix B. RPDT stockholders who are considering exercising dissenters rights should review NRS 92A.300 - 92A.500 carefully, particularly the steps required to perfect dissenters rights. No provision under Nevada law provides a stockholder the right to later withdraw a dissent and demand for payment. Set forth below is a summary of the steps to be taken by a holder of record to exercise the right to appraisal. This summary should be read in conjunction with the full text of NRS 92A.410 to 92A.480.

     Under Nevada Revised Statute 92A.380, stockholders may dissent from some corporate actions and the corporation must buy their shares. Stockholders may dissent if a corporation wants to merge with another corporation.

     To exercise your right to dissent:

* before the effective date of the merger, you must deliver written notice to the RPDT Secretary stating that you intend to demand payment for your shares if the merger with Rapidtron is completed; and

* you must have NOT voted your shares in favor of the merger either by proxy or in person.

     If you send written notice of your intent to dissent before the effective date of the Merger, RPDT must send you a written dissenter's notice within 10 days after the merger is effective telling you:

* where your demand for payment must be sent and where your stock certificates must be deposited;

* the date by which RPDT must receive the demand form, which must be between 30 and 60 days after notice delivery, and providing you;

    * a form to demand payment, including the date by which you must have acquired beneficial ownership of your shares in order to dissent; and

    *    the applicable sections of the Nevada Revised Statutes.

     YOUR FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER'S NOTICE WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES. YOUR RIGHTS AS A STOCKHOLDER WILL CONTINUE UNTIL THOSE RIGHTS ARE CANCELED OR MODIFIED BY THE COMPLETION OF THE MERGER.

     Within 30 days of receipt of a properly executed demand for payment, RPDT must pay you what it determines to be the fair market value for your shares. Payment must be accompanied by specific financial records of RPDT, a statement of RPDT's fair value estimate, information regarding your right to challenge the fair value estimate, and copies of relevant portions of the Nevada Revised Statutes.

     Within 30 days from the receipt of the fair value payment, you may notify RPDT in writing of your own fair value estimate and demand the difference. Failure to demand the difference within 30 days of receipt of payment terminates your right to challenge RPDT's calculation of fair value.

     If we cannot agree on fair market value within 60 days after RPDT receives a stockholder demand, RPDT must commence legal action seeking court determination of fair market value. If RPDT fails to commence a legal action within the 60 day period, it must pay each dissenter whose demand remains unsettled the amount they demanded. Proceedings instituted by RPDT will be in the district court in Las Vegas, Nevada. Costs of legal action will be assessed against RPDT, unless the court finds that the dissenters acted arbitrarily, in which case costs will be equitably distributed. Attorney fees may be divided in the court's discretion among the parties.

     FAILURE TO FOLLOW THE STEPS REQUIRED BY SECTION 92A-400 THROUGH 92A-480 FOR PERFECTING APPRAISAL RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS (IN WHICH EVENT A STOCKHOLDER WILL BE ENTITLED TO RECEIVE THE CONSIDERATION RECEIVABLE WITH RESPECT TO SUCH APPRAISAL SHARES IN ACCORDANCE WITH THE MERGER AGREEMENT). IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF SECTION 92A, RPDT STOCKHOLDERS WHO ARE CONSIDERING OBJECTING TO THE MERGER SHOULD CONSULT THEIR OWN LEGAL ADVISORS.

Regulatory Matters

     Other than the filing of appropriate merger documents with the Secretary of State of the State of Nevada and Delaware, no regulatory approvals are required for the consummation of the Merger.

                            THE MERGER AGREEMENT

     The following is a summary of the material terms of the merger agreement. This summary may not contain all of the information that is important to you. It is qualified in its entirety by reference to the merger agreement, a copy of which is attached as Appendix A and is incorporated herein by reference. You should read the merger agreement because it, and not this document, is the legal document that governs the terms of the merger and will give you a more complete understanding of the merger.

Structure of the Merger

     To accomplish the RPDT and Rapidtron combination, a new company, RTI SUB, was formed as a wholly-owned subsidiary of RPDT. At the effective time of the merger RTI SUB shall be merged with and into Rapidtron. Following the Merger, Rapidtron shall continue as the surviving corporation, shall continue to be governed by the laws of Delaware and the separate corporate existence of RTI SUB shall cease. As a result, Rapidtron will become a wholly-owned subsidiary of RPDT.

Closing of the Merger

     The closing of the merger will take place at a time and on a date to be specified by the parties, which shall be no later than the second business day after satisfaction of the latest to occur of the conditions set forth in the merger agreement, at the offices of Securities Law Institute, 1850 East Flamingo Road, Suite 111, Las Vegas, Nevada, unless another time, date or place is agreed to in writing by the parties hereto.

When the Merger Becomes Effective

     On the business day after the day on which the last condition to completing the merger is satisfied or waived or at such other time as RPDT and Rapidtron may agree a certificate of merger will be filed with the Delaware and Nevada Secretary of State. The merger will become effective at the time and on the date on which those documents are filed or any later time and date on which the parties agree and specify in those documents. The effective time of the merger will occur immediately following the filing of the certificate of merger.

Conversion of Stock, Stock Options and Cancellation of Stock

     At the effective time of the merger:

* each share of Rapidtron common stock will be converted into the right to receive 0.955033824 of a share of RPDT. No fractional shares shall be issued, and any right to receive a fractional share shall be converted to cash at the rate of $1.00 per share. By way of example, a Rapidtron shareholder that holds 100,000 shares of common stock times the Exchange Ratio of 0.955033824 equals 95,503 shares of RPDT Shares to be issued, plus $0.38;

*    each outstanding option to purchase Rapidtron shares shall be cancelled;

* RPDT stockholders holding 13,943,750 shares of RPDT common stock, shall tender to RPDT, for no consideration, all of the shares to RPDT for cancellation and such shares shall be cancelled; and

* shares of common stock held by RPDT stockholders who validly exercise their appraisal rights under Nevada law will be treated as described under "The Merger - Appraisal Rights" section of this document.

Exchange of Shares; Fractional Shares; Lost Certificates

     Exchange of Shares. Immediately after the effective time of the merger, RPDT and Rapidtron will deposit with Securities Law Institute, as exchange agent, for the benefit of the holders of Rapidtron common stock, certificates representing RPDT common stock and cash sufficient to effect the conversion of Rapidtron common stock into the stock and cash consideration to be paid in the merger.

     Rapidtron stockholders who surrender their stock certificates to the exchange agent, and any other documents required by the merger agreement, will receive:

* a RPDT common stock certificate representing the number of shares to which each holder is entitled in accordance with the Rapidtron exchange ratio; and

* the amount of cash of RPDT being paid in lieu of fractional shares of RPDT common stock.

     If you have a Rapidtron stock certificate, you should surrender that certificate for exchange after the effective time of the merger to Securities Law Institute, as exchange agent. A transmittal letter and accompanying instructions will be provided to Rapidtron stockholders who do not send their stock certificates to the exchange agent, following the merger.

     The exchange agent will deliver to RPDT any shares of RPDT common stock to be issued in the merger or funds set aside by RPDT to pay cash in lieu of fractional shares in connection with the merger that are not claimed by former Rapidtron stockholders within 60 days after the effective time of the merger. Thereafter, RPDT will act as the exchange agent and former Rapidtron stockholders may look only to RPDT for payment of their shares of RPDT common stock and cash in lieu of fractional shares. None of RPDT, Rapidtron, the exchange agent or any other person will be liable to any former Rapidtron stockholder for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

     If any certificates for shares of RPDT common stock are to be issued in a name other than that in which the Rapidtron stock certificate surrendered in exchange for such shares is registered, the person requesting the exchange must (1) pay any transfer or other taxes required by reason of the issuance of certificates for shares of RPDT common stock in a name other than that of the registered holder of the certificate surrendered or (2) establish to the satisfaction of RPDT or the exchange agent that such tax has been paid or is not applicable.

     Fractional Shares. No fractional shares of RPDT common stock will be issued to Rapidtron stockholders. Instead of fractional shares, each Rapidtron stockholder otherwise entitled to a fractional share will receive, in cash and without interest, cash at the rate of $1.00 per share.

     Lost, Stolen or Destroyed Certificates. In the event that any Certificate for Rapidtron Shares or RPDT Shares shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange therefor, upon the making of an affidavit of that fact by the holder thereof such RPDT Shares and cash in lieu of fractional RPDT Shares, if any, as may be required pursuant to this Agreement; provided, however, that the Exchange Agent may require the delivery of a suitable bond, opinion or indemnity.

Conditions to the Merger

     Conditions to Each Company's Obligation to Effect the Merger. The obligations of RPDT and Rapidtron to complete the merger are subject to the following conditions:

* no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States court or Governmental Entity which prohibits, restrains, enjoins or restricts the consummation of the Merger; and

* any waiting period applicable to the Merger under the HSR Act shall have terminated or expired, and any other governmental or regulatory notices or approvals required with respect to the transactions contemplated hereby shall have been either filed or received;

     Additional Conditions to Each Company's Obligations. The obligations of each of RPDT and Rapidtron to complete the merger are subject to the following additional conditions:

* the performance by the other party in all material respects of its agreements and covenants contained in the merger agreement required to be performed at or before the effective time of the merger;

* Rapidtron shall have received a complete list of all stockholders of RPDT that approved the merger agreement and all stockholders that did not vote in favor of approving the merger agreement (each, a "Dissenting
    Stockholder"). If there are one or more Dissenting Stockholders, RPDT shall have deposited in a separate account in the name of RPDT, $1.00 for each share of stock held by the Dissenting Stockholders, which sum shall be held and used by RPDT only to contest, defend, pay or otherwise satisfy claims made under Sections 78.378 through 78.320 and Section 92A.300 through 92A.500 of the Nevada Revised Statutes or similar laws, until such time that such claims are satisfied or have otherwise expired; and

* the truth and correctness of the representations and warranties of the other party set forth in the merger agreement and the documents delivered in connection with the merger agreement, except where the failure of the representations and warranties to be true and correct does not have, individually or in the aggregate, a material adverse effect on the properties, assets, condition (financial or otherwise) or results of operations of the party.

Representations and Warranties

     The merger agreement contains representations and warranties by each of RPDT and Rapidtron as to themselves and their subsidiaries concerning, among other things:

*    organization, standing, authority and qualifications;

*    capitalization;

* corporate authorization to enter into the merger and related transactions;

* defaults and conflicts caused by execution of the merger agreement or completion of the merger;

* financial statements and reports, including, in the case of RPDT, those filed with the Securities and Exchange Commission;

*    absence of undisclosed liabilities;

*    title to properties and encumbrances;

*    tax matters;

*    employee benefits;

*    compliance with legal requirements and governmental authorizations;

*    litigation;

*    specified changes or events since January 17, 2003;

*    material contracts;

*    insurance matters;

*    environmental matters;

*    labor matters;

*    intellectual property;

*    relationships with related parties;

*    broker's and finder's fees; and

*    in the case of RPDT, the organization and liabilities of RTI SUB.

Covenants and Other Agreements

     Operating Covenants. Prior to the merger and unless the other party has consented in writing, each of RPDT and Rapidtron have agreed not to:

* amend their respective Articles of Incorporation or Bylaws (or other similar governing instruments);

* amend the terms of any stock of any class or any other securities (except bank loans) or equity equivalents, or issue any new securities;

* split, combine or reclassify any shares of their capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of their capital stock, make any other actual, constructive or deemed distribution in respect of their capital stock or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of their securities;

* adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization (other than the merger);

* (i) incur or assume any long-term or short-term debt or issue any debt securities except for borrowings or issuances of letters of credit under existing lines of credit in the ordinary course of business; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person;
     (iii) make any loans, advances or capital contributions to, or investments in, any other person; (iv) pledge or otherwise encumber shares of its respective capital stock; or (v) mortgage or pledge any of their material assets, tangible or intangible, or create or suffer to exist any material Lien thereupon (other than tax Liens for taxes not yet due);

* except as may be required by law, enter into, adopt or amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee in any manner, or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof (including, without limitation, the granting of stock appreciation rights or performance units); provided, however, that the parties shall not be prevented from (i) entering into employment agreements or severance agreements with employees in the ordinary course of business and consistent with past practice or (ii) increasing annual compensation and/or providing for or amending bonus arrangements for employees for fiscal 2003 in the ordinary course of year-end compensation reviews consistent with past practice and paying bonuses to employees for fiscal 2002 in amounts previously disclosed to the other party (to the extent that such compensation increases and new or amended bonus arrangements do not result in a material increase in benefits or compensation expense to either party);

* acquire, sell, lease or dispose of any assets in any single transaction or series of related transactions (other than in the ordinary course of business);

* except as may be required as a result of a change in law or in generally accepted accounting principles, change any of the accounting principles or practices used;

* revalue in any material respect any of their assets including, without limitation, writing down the value of inventory or writing-off notes or accounts receivable other than in the ordinary course of business;

* (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any equity interest therein; (ii) enter into any contract or agreement other than in the ordinary course of business consistent with past practice which would be material to the parties; (iii) authorize any new capital expenditure or expenditures which, individually is in excess of $10,000 or, in the aggregate, are in excess of $50,000 for RPDT and in excess of $25,000 or, in the aggregate, are in excess of $100,000 for Rapidtron; provided, however that none of the foregoing shall limit any capital expenditure required pursuant to existing contracts;

* make any tax election or settle or compromise any income tax liability material to either party;

* settle or compromise any pending or threatened suit, action or claim which (i) relates to the transactions contemplated by the merger agreement or
     (ii) the settlement or compromise of which could have a material adverse effect on either party;

* commence any material research and development project or terminate any material research and development project that is currently ongoing, in either case, except pursuant to the terms of existing contracts or in the ordinary course of business; or

* take, or agree in writing or otherwise to take any action which would make any of the representations or warranties of the parties contained in the merger agreement untrue or incorrect.

Termination

     Before the effective time of the merger, the merger agreement may be terminated:

*    by mutual written consent of RPDT and Rapidtron;

* by Rapidtron or RPDT if any court of competent jurisdiction in the United States or other Governmental Entity shall have issued a final order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action is or shall have become nonappealable;

* by RPDT if the Merger has not been consummated by March 31, 2003; so long as RPDT did not prevent the merger from occurring by failing to perform or observe its obligations under the merger agreement in any material respect;

* by Rapidtron, if RPDT breaches in any material respect any of its representations, warranties or agreements in the merger agreement and the breach would result in a condition of the merger not being satisfied and the breach cannot be or is not cured within 20 business days; or

* by RPDT, if Rapidtron breaches in any material respect any of its representations, warranties or agreements in the merger agreement, and the breach would result in a condition of the merger not being satisfied and the breach cannot be or is not cured within 20 business days.

Expenses

     Except for $50,000 of outstanding RPDT liabilities at closing, all costs and expenses incurred in connection with the merger agreement and related transactions will be paid by the party incurring them.

Financing

     Upon closing of the merger, approximately $1,000,000 in notes shall be converted into restricted shares of common stock of RPDT at the rate of $1.00 per share. Following Closing, RPDT shall use its commercially reasonable best efforts to sell in a private placement offering, up to 1,000,000 shares of RPDT restricted common stock at no less than $1.00 per share, that combined with the proceeds of certain notes result in total proceeds of at least $2,000,000. The proceeds of the private placement offering are anticipated to be available to RPDT as follows: $250,000 within 30 days following Closing, an additional $500,000 within sixty (60) days following Closing, and an additional $250,000 within ninety (90) days following Closing. Provided that the Funding Schedule is timely met, the proceeds shall be used by RPDT and/ or Rapidtron only in accordance with the use of proceeds set forth on Exhibit B to the merger agreement.

     For six (6) months following Closing, Rapidtron shall deliver to Dr. John Veltheer a copy of the unaudited, combined financial statements and general ledger of RPDT and Rapidtron within fifteen (15) days following the end of each month to confirm Rapidtron's compliance with the Use of Proceeds.

Finders Fees

     In connection with the merger, Rapidtron incurred the following finders fees:

* Randall Lanham - 2.5% of financing ($50,000), plus 300,000 shares of RPDT common stock;

* Eddie Wenrick - 2.0% of financing ($40,000), plus 100,000 shares of RPDT common stock; and

*    Mary La Chapelle - 0.50% of financing ($10,000).

                  DIRECTORS AND EXECUTIVE OFFICERS OF RPDT
                            FOLLOWING THE MERGER

     Immediately following the merger, the board of directors of RPDT will consist of a total of three members. Under the terms of merger agreement, Rapidtron holders have the right to designate two directors, and RPDT has the right to designate one director. In addition, the Rapidtron executive officers shall become the executive officers of RPDT. The directors and executive officers are as follows:

Name               Age  Title

John Creel         64   President and Chairman of the Board
Steve Meineke      49   Secretary/Treasurer, General Manager and a Director
Hendrick Rethwilm  38   Director
Peter Dermutz      44   Executive Vice President

     John Creel - President and Chairman of the Board: From January 27, 2000 to present, Mr. Creel has been the Chief Executive Officer and director of Rapidtron. Prior to founding Rapidtron, Mr. Creel founded John Creel Advertising in March 1985, which in September 1995 was renamed Equus Marketing & Design. Mr. Creel continues to run Equus as a full-service advertising and marketing agency, which also provides product and transportation design services. His accounts have included some of the largest manufacturers in technology, sports and lifestyle products, including Northern Telecom, Bell Northern Research, Bell Canada, Salomon, Cleveland Golf, Vuarnet, Marker, Life Fitness, Nautilus, Smith Optics, Helly-Hansen, Head/Tyrolia Sports and Ski Data.

     In December 1972, he established and managed seven of the largest design and communications companies in North America, with over 300 employees in Montreal and Toronto, before selling his interests and returning to his native California in March 1985.

     It was through his marketing strategic sessions with Peter Dermutz and Wolfram Kocznar of Ski Data that the idea of RAPITRON and the utilization of Smart access in major North American markets, other than ski, were first conceived.

     Equus was involved from the very beginning in the Las Vegas Monorail project including the founding of Promethean, responsible for all licensing, advertising, promotional and merchandising rights. Equus designed the Las Vegas Monorail cars for Bombardier and developed the marketing materials for the Monorail Authority.

     Steve Meineke - Secretary/Treasurer, General Manager and Director: From January 2002 to present, Mr. Meineke has served as the General Manager of Rapidtron. From July 1996 to December 2001, Mr. Meineke was the CEO of Mission Hockey. As CEO of Mission Hockey, he spearheaded the growth of a privately held start-up hockey equipment company to a global business. Prior to Mission Hockey he also served as President of Specialized Bicycles and Nordica USA.

     At Nordica, he worked with the managing director of Benetton Sportsystem in leading brand and product diversification for a Vermont ski company. He led strategy and facilitated introduction that concluded with a 50% acquisition of another major company and leading brand.

     Mr. Meineke also served as Vice President, Sales and Marketing for Vuarnet-France and North American Marketing Manager and Sales Representative for Salomon North America.

     Hendrick Rethwelm - Director: Mr. Rethwelm has considerable experience in the arena of corporate finance and business development. From 1993-1999, he worked with PricewaterhouseCoopers in their corporate finance department focusing on the financial and organizational restructuring of medium-to-large sized companies. Subsequently, from 2000-2001, he was involved in setting up a subsidiary of Ericsson, the Swedish mobile phone producer, advising clients in the area of mobile eCommerce. During his tenure with Ericsson he also built a venture capital arm within Ericsson Consulting whose purpose was to invest in companies developing applications for the mobile eCommerce sector.

     Peter Dermutz - Executive Vice President: From May 1999 to present, Mr. Dermutz has been an Executive Vice President of Rapidtron and a director. From December 1998 to May 1999, Mr. Dermutz was employed by Systems AG, where he organized its North American division. From June 1996 to December 1998, Mr. Dermutz was employed returned to Austria to run Fairs and Events Division of Ski Data Austria, which has revenues of $5 million annually.

     Mr. Dermutz is a 15-year, senior marketing and technical consultant in the access control industry. After graduating from business school in Austria, he joined Ski Data Austria as junior account executive in 1983. He swiftly rose to the top, serving as Vice President, Software Applications Systems before moving to the United States to open Ski Data's subsidiary in Los Angeles. He was responsible for opening six major North American ski resorts with Ski Data's technology, totaling some 2.5 million skier visits, and $1.5 million in sales/annually.

Directors

     The members of our board of directors serve for one year terms and are elected at the next annual meeting of stockholders, or until their successors have been elected.

Compensation of Directors

     It is expected that directors of RPDT who are also full-time employees of RPDT will receive no additional compensation for their services as directors. Each non-employee director of RPDT is anticipated to receive compensation of $1,000 for each meeting of the board, as well as travel expenses if required.

     RPDT expects to adopt a plan pursuant to which directors will be granted various equity awards, including stock options as may be determined from time to time by the board. Awards made pursuant to the plan will generally vest in substantially equal installments over a period of time to be determined by the board of directors. The exercise price of options granted under the plan may not be less than the fair market value of a share of RPDT's common stock on the date of the grant of the option.

Executive Officers

     The executive officers of RPDT will serve in their respective capacities until their successors are duly elected and qualified or until their earlier resignation or removal.

Compensation of Executive Officers

     The compensation of the executive officers of RPDT will be governed by the employment agreements between Rapidtron and each of John Creel, Steve Meineke, and Peter Dermutz. The agreements will be assumed by RPDT in connection with the merger, although these individuals also may remain employees of Rapidtron.

     Employment Agreements

     Rapidtron has employment agreements with John Creel, Steve Meineke and Peter Dermutz. Upon the effectiveness of the merger, these employment agreements will transfer to RPDT on the same terms and conditions with RPDT being the employer. A copy of each of the employment agreements is attached to the merger agreement (Appendix A hereto) as exhibit A.

     John Creel, President and Chairman. On January 1, 2003, Rapidtron entered into an employment agreement with John Creel for a term commencing January 1, 2003 and expiring December 31, 2004. Either party may terminate the agreement with or without cause. The agreement provides for the payment of a base salary of $120,000 per year.

     The agreement provides for the following additional compensation:

* if Rapidtron is "profitable" (as defined below) at the end of the calendar year 2003, Mr. Creel will receive a bonus in the amount of $55,000.00 and his base salary will be increased thereafter to $175,000.00 per year through December 31, 2004.  If Creel does not receive the foregoing increase in base salary for the calendar year 2004 and Rapidtron is profitable and the end of the calendar year 2004, Creel will receive a bonus in the amount of $55,000.00. As used in the agreement, "profitable" shall mean Rapidtron's EBITDA for the fiscal year shall be at least $500,000.00;

* Creel will be entitled to earn incentive compensation during the term of the agreement, in an amount based on a unanimous consent of RPDT's board of directors and in accordance with an approved bonus plan;

* Creel will be granted, upon adoption of a RPDT option plan to be implemented by July 31, 2003, stock options for at least 450,000 shares of RPDT's common stock with a conversion price of $1.00 per share, one-half to be vested on January 1, 2004, and one-half to be vested on January 1, 2005; provided, however, such options shall vest immediately upon a "change in control" (as defined below) if, as a result of such change in control, Creel is removed without cause from his position as officer or director of Rapidtron or RPDT;

* Creel shall also be eligible to receive additional options based upon the plan to be vested over a three (3) year period beginning on the effective date of the agreement and to expire not less than five (5) years after termination of the agreement; and

* Creel shall be reimbursed for all business-related expenses and costs actually incurred in the performance of his duties under the agreement.

     Other material terms of Mr. Creel's agreement are:

* If Mr. Creel is terminated due to a permanent disability, Rapidtron shall continue to pay him (a) his base salary for 12 months following the date of termination, (b) insurance benefits set forth in the agreement for 12 months following the date of termination, and (c) a prorated incentive bonus through the date of termination;

*    Either party may terminate the agreement immediately for cause;

* Should Mr. Creel resign with cause, or if Rapidtron terminates Creel without cause,

  * Rapidtron shall immediately pay to Creel all accrued and unpaid compensation as of the date of such termination;

  * Rapidtron shall continue to pay the base salary through the period 12 months following the date of termination;

  * at the time of termination, Rapidtron shall pay the incentive bonus for the calendar year of termination as if Creel had continued to perform for the remainder of said calendar year at the average rate of increase in profits over the prior term of the agreement, and

  * Rapidtron shall be required to buyout Creel's common stock at a price of the greater of: $2.00 per share; or the fair market value, which shall mean the average daily trading price of the common stock during the immediately preceding thirty (30) trading days.

     The agreement contains covenants by Mr. Creel not to compete with Rapidtron during the term of the agreement and for a one-year period following the term of the agreement.

     Steve Meineke, Secretary/Treasurer and a Director. On January 1, 2003, Rapidtron entered into an employment agreement with Steve Meineke for a term commencing January 1, 2003 and expiring December 31, 2004. Either party may terminate the agreement with or without cause. The agreement provides for the payment of a base salary of $90,000 per year.

     The agreement provides for the following additional compensation:

* if Rapidtron is "profitable" (as defined below) at the end of the calendar year 2003, Mr. Meineke will receive a bonus in the amount of $35,000.00 and his base salary will be increased thereafter to $125,000.00 per year through December 31, 2004. If Meineke does not receive the foregoing increase in base salary for the calendar year 2004 and Rapidtron is profitable and the end of the calendar year 2004, Meineke will receive a bonus in the amount of $35,000.00. As used in the agreement, "profitable" shall mean Rapidtron's EBITDA for the fiscal year shall be at least $350,000.00;

* Meineke will be entitled to earn incentive compensation during the term of the agreement, in an amount based on a unanimous consent of RPDT's board of directors and in accordance with an approved bonus plan;

* Meineke will be granted, upon adoption of a RPDT option plan to be implemented by July 31, 2003, stock options for at least 450,000 shares of RPDT's common stock with a conversion price of $1.00 per share, one-half to be vested on January 1, 2004, and one-half to be vested on January 1, 2005; provided, however, such options shall vest immediately upon a "change in control" (as defined below) if, as a result of such change in control,
   Meineke is removed without cause from his position as officer or director of Rapidtron or RPDT;

* Meineke shall also be eligible to receive additional options based upon the plan to be vested over a three (3) year period beginning on the effective date of the agreement and to expire not less than five (5) years after termination of the agreement; and

* Meineke shall be reimbursed for all business-related expenses and costs actually incurred in the performance of his duties under the agreement.

     Other material terms of Mr. Meineke's agreement are:

* If Mr. Meineke is terminated due to a permanent disability, Rapidtron shall continue to pay him (a) his base salary for 12 months following the date of termination, (b) insurance benefits set forth in the agreement for 12 months following the date of termination, and (c) a prorated incentive bonus through the date of termination;

*    Either party may terminate the agreement immediately for cause;

* Should Mr. Meineke resign with cause, or if Rapidtron terminates Meineke without cause,

  * Rapidtron shall immediately pay to Meineke all accrued and unpaid compensation as of the date of such termination;

  * Rapidtron shall continue to pay the base salary through the period 12 months following the date of termination;

  * at the time of termination, Rapidtron shall pay the incentive bonus for the calendar year of termination as if Meineke had continued to perform for the remainder of said calendar year at the average rate of increase in profits over the prior term of the agreement, and

  * Rapidtron shall be required to buyout Meineke's common stock at a price of the greater of: $2.00 per share; or the fair market value, which shall mean the average daily trading price of the common stock during the immediately preceding thirty (30) trading days.

     The agreement contains covenants by Mr. Meineke not to compete with Rapidtron during the term of the agreement and for a one-year period following the term of the agreement.

     Peter Dermutz, General Manager. On January 1, 2003, Rapidtron entered into an employment agreement with Peter Dermutz for a term commencing January 1, 2003 and expiring December 31, 2004. Either party may terminate the agreement with or without cause. The agreement provides for the payment of a base salary of $150,000 per year.

     The agreement provides for the following additional compensation:

* Dermutz will be entitled to earn incentive compensation during the term of the agreement, in an amount based on a unanimous consent of RPDT's board of directors and in accordance with an approved bonus plan;

* Dermutz shall be entitled to participate in all retirement plans, profit sharing, stock option plans, stock appreciation rights, and other such employee benefits, provided by Rapidtron or RPDT, to employees similarly situated;

* Dermutz shall be eligible to receive stock options for shares of RPDT's common stock based upon a stock option plan to be vested over a three (3)
    year period beginning on the effective date and to expire not less than five
     (5) years after termination of the agreement; and

* Dermutz shall be reimbursed for all business-related expenses and costs actually incurred in the performance of his duties under the agreement.

     Other material terms of Mr. Dermutz's agreement are:

* If Mr. Dermutz is terminated due to a permanent disability, Rapidtron shall continue to pay him (a) his base salary for 12 months following the date of termination, (b) insurance benefits set forth in the agreement for 12 months following the date of termination, and (c) a prorated incentive bonus through the date of termination;

*    Either party may terminate the agreement immediately for cause;

* Should Mr. Dermutz resign with cause, or if Rapidtron terminates Dermutz without cause,

  * Rapidtron shall immediately pay to Dermutz all accrued and unpaid compensation as of the date of such termination;

  * Rapidtron shall continue to pay the base salary through the period 12 months following the date of termination;

  * at the time of termination, Rapidtron shall pay the incentive bonus for the calendar year of termination as if Dermutz had continued to perform for the remainder of said calendar year at the average rate of increase in profits over the prior term of the agreement, and

  * Rapidtron shall be required to buyout Dermutz's common stock at a price of the greater of: $2.00 per share; or the fair market value, which shall mean the average daily trading price of the common stock during the immediately preceding thirty (30) trading days.

     The agreement contains covenants by Mr. Dermutz not to compete with Rapidtron during the term of the agreement and for a one-year period following the term of the agreement.

     As used in the employment agreement, the term "change of control" means the removal from the current level of management as the result of any of the following: (i) the acquisition of 50% or more of the common stock of RPDT,
(ii) a change in the majority of the board of directors of RPDT, (iii) any reorganization, merger, or consolidation with Rapidtron or RPDT that results in either (i) or (ii) above, (iv) sale of all or substantially all of the assets of Rapidtron, (v) liquidation of Rapidtron, or (vi) dissolution of Rapidtron.

                  SECURITY OWNERSHIP OF OFFICERS, DIRECTORS
                       AND CERTAIN BENEFICIAL HOLDERS

     The following table presents information about the beneficial ownership of our common stock after the consummation of the merger, relating to the beneficial ownership of RPDT common stock by those persons known to beneficially own more than 5% of RPDT capital stock and by its directors and executive officers.

     The percentage of beneficial ownership for the following table is based on 17,050,002 shares of common stock outstanding as of the effective time of the merger.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days after closing of the merger through the exercise of any option, warrant or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

 Name of Beneficial Holder              Number of Shares       Percent of
                                              Owned              Class

 John Creel (1)
      President, Director                   7,019,498            41.17%

 Steve Meineke
      Secretary/Treasurer, Director            -0-                 --

 Hendrick Rethwelm
        Director                               -0-                 --

 Peter Dermutz
      General Manager                       2,104,894            12.35%

(1) Mr. Creel's shares are held in The Creel Family Trust, of which Mr. Creel is the Trustee.

                   CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizes the principal federal income tax consequences of the Merger to the holder of Rapidtron Common Stock. The discussion is based upon current provisions of the Code, existing and proposed Treasury Regulations, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change, possibly with retroactive effect. The discussion does not purport to be a complete analysis of potential tax effects relevant to each particular holder of Rapidtron Common Stock and does not address the tax consequences that may be relevant to particular categories of stockholders subject to special treatment under the code, such as traders or dealers in securities or currencies, banks or insurance companies. In addition, it does not describe any tax consequences arising under the laws of any state, local or foreign jurisdiction. No ruling on the federal income tax consequences of the Merger has been or will be requested from the IRS or from any other tax authority. In addition, the discussion is not binding upon any tax authority or any court and no assurance can be given that a position contrary to those expressed in the discussion will not be asserted and sustained. Accordingly, each Rapidtron stockholder is urged to consult his or her own tax advisor regarding the federal, state, local and foreign tax implications of the Merger and any tax reporting obligations caused by the consummation of the Merger.

       Assuming the Merger of Rapidtron into RPDT is treated as a reorganization under Internal Revenue Code Section 368, for federal income tax purposes, (i) no gain or loss will be recognized by the stockholders of each of RPDT or Rapidtron upon the conversion of Rapidtron shares into RPDT common stock, and (ii) the aggregate tax basis of the shares of RPDT common stock received in exchange for Rapidtron stock pursuant to the Merger will be the same as the aggregate tax basis of such shares of RPDT and Rapidtron stock, respectively.

                            ACCOUNTING TREATMENT

     It is anticipated that RPDT will account for the merger as a reverse acquisition since the Rapidtron shareholders will have control of the combined entity after the transaction. At closing, RPDT will have no substantive assets, liabilities, or operations, therefore it is anticipated that RPDT will record the reverse acquisition as a reorganization of its stockholders' equity.

                   AMENDMENT TO ARTICLES OF INCORPORATION

Name Change

     On September 30, 2002, in anticipation of closing the merger with Rapidtron, RPDT's board of directors amended its articles of incorporation effectively changing its name from The Furnishing Club toRapidtron, Inc. As part of their approval of the merger agreement and transactions contemplated thereby, a majority of RPDT's stockholders ratified the board of directors amendment to the articles of incorporation.

Increase in Capitalization

     Concurrent with the Closing of the Merger, RPDT shall amend its articles of incorporation to increase its authorized common stock from 20,000,000 shares to 100,000,000 shares, par value $0.001. RPDT feels that the increase in the authorized shares of common stock will provide it greater flexibility with respect to its capital structure for such purposes as additional equity financing and stock based acquisitions.

           DESCRIPTION OF RPDT CAPITAL STOCK FOLLOWING THE MERGER

     The following description of the material terms of the capital stock of RPDT includes a summary of specified provisions of RPDT's amended articles of incorporation and bylaws that will be in effect upon completion of the merger. This description is subject to the relevant provisions of Nevada law and is qualified by reference to RPDT's amended articles of incorporation and bylaws copies of which are attached as exhibits to this filing.

Authorized Capital Stock

     RPDT will be authorized to issue 100 million shares of common stock, $0.001 par value, and 5 million shares of preferred stock, $0.001 par value. Following the effective time of the merger, we anticipate that 17,050,002 shares of RPDT common stock and no shares of RPDT preferred stock will be outstanding.

     Common Stock

     The shares of RPDT common stock to be issued in the merger will be duly authorized, validly issued, fully paid and nonassessable. Each holder of RPDT common stock will be entitled to one vote per share in the election of directors and on all other matters submitted to the vote of stockholders. No holder of RPDT common stock may cumulate votes in voting for RPDT directors.

     Subject to the rights of the holders of any RPDT preferred stock that may be outstanding from time to time, each share of RPDT common stock will have an equal and ratable right to receive dividends as may be declared by the RPDT board of directors out of funds legally available for the payment of dividends, and, in the event of liquidation, dissolution or winding up of RPDT, will be entitled to share equally and ratably in the assets available for distribution to RPDT stockholders. No holder of RPDT common stock will have any preemptive right to subscribe for any securities of RPDT.

     We expect the RPDT common stock to continue to be listed on the NASD Over-the-Counter Bulletin Board under the trading symbol "RPDT."

     Preferred Stock

     RPDT's articles of incorporation authorizes the board of directors of RPDT to issue, by resolution and without any action by RPDT's stockholders, one or more series of preferred stock and may establish the designations, dividend rights, dividend rate, conversion rights, voting rights, terms of redemption, liquidation preference, sinking fund terms and all other preferences and rights of any series of preferred stock, including rights that could adversely affect the voting power of the holders of RPDT common stock. RPDT has no present intent to issue any shares of preferred stock.

     One of the effects of undesignated preferred stock may be to enable the board of directors to render more difficult or to discourage an attempt to obtain control of us by means of a tender offer, proxy contest, merger or otherwise, and thereby to protect the continuity of our management. The issuance of shares of preferred stock pursuant to the board of director's authority described above may adversely affect the rights of holders of common stock. For example, preferred stock issued by us may rank prior to the common stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of common stock. Accordingly, the issuance of shares of preferred stock may discourage bids for the common stock at a premium or may otherwise adversely affect the market price of the common stock.

Nevada Laws

     The Nevada Business Corporation Law contains a provision governing "Acquisition of Controlling Interest." This law provides generally that any person or entity that acquires 20% or more of the outstanding voting shares of a publicly-held Nevada corporation in the secondary public or private market may be denied voting rights with respect to the acquired shares, unless a majority of the disinterested stockholders of the corporation elects to restore such voting rights in whole or in part. The control share acquisition act provides that a person or entity acquires "control shares" whenever it acquires shares that, but for the operation of the control share acquisition act, would bring its voting power within any of the following three ranges:

1.   20 to 33 1/3%;

2.   33 1/3 to 50%; or

3.   more than 50%.

     A "control share acquisition" is generally defined as the direct or indirect acquisition of either ownership or voting power associated with issued and outstanding control shares. The stockholders or board of directors of a corporation may elect to exempt the stock of the corporation from the provisions of the control share acquisition act through adoption of a provision to that effect in the articles of incorporation or bylaws of the corporation. RPDT's articles of incorporation and bylaws do not exempt its common stock from the control share acquisition act.

     The control share acquisition act is applicable only to shares of "Issuing Corporations" as defined by the act. An Issuing Corporation is a Nevada corporation, which;

1. has 200 or more stockholders, with at least 100 of such stockholders being both stockholders of record and residents of Nevada; and

2.   does business in Nevada directly or through an affiliated corporation.

     At this time, RPDT does not have 100 stockholders of record resident of Nevada. Therefore, the provisions of the control share acquisition act do not apply to acquisitions of its shares and will not until such time as these requirements have been met. At such time as they may apply to RPDT, the provisions of the control share acquisition act may discourage companies or persons interested in acquiring a significant interest in or control of RPDT, regardless of whether such acquisition may be in the interest of its stockholders.

     The Nevada "Combination with Interested Stockholders Statute" may also have an effect of delaying or making it more difficult to effect a change in control of RPDT. This statute prevents an "interested stockholder" and a resident domestic Nevada corporation from entering into a "combination," unless certain conditions are met. The statute defines "combination" to include any merger or consolidation with an "interested stockholder," or any sale, lease, exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions with an "interested stockholder" having;

1. an aggregate market value equal to 5 percent or more of the aggregate market value of the assets of the corporation;

2. an aggregate market value equal to 5 percent or more of the aggregate market value of all outstanding shares of the corporation; or

3. representing 10 percent or more of the earning power or net income of the corporation.

     An "interested stockholder" means the beneficial owner of 10 percent or more of the voting shares of a resident domestic corporation, or an affiliate or associate thereof. A corporation affected by the statute may not engage in a "combination" within three years after the interested stockholder acquires its shares unless the combination or purchase is approved by the board of directors before the interested stockholder acquired such shares. If approval is not obtained, then after the expiration of the three-year period, the business combination may be consummated with the approval of the board of directors or a majority of the voting power held by disinterested stockholders, or if the consideration to be paid by the interested stockholder is at least equal to the highest of:

1. the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which he became an interested stockholder, whichever is higher;

2. the market value per common share on the date of announcement of the combination or the date the interested stockholder acquired the shares, whichever is higher; or

3. if higher for the holders of preferred stock, the highest liquidation value of the preferred stock.

Transfer Agent

     The transfer agent and registrar for the RPDT common stock is Pacific Stock Transfer Company.

              RAPITRON MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion and analysis should be read in conjunction with Rapidtron's financial statements and the notes thereto contained elsewhere in this filing.

     Rapidtron provides automated access products (turnstiles with readers, door, counter and handheld readers) to the Fitness, University, Winter Resorts, Transit and Entertainment industries utilizing two technologies, Radio Frequency (RF) Smart chip (ISO standard Smart cards, key cards and ID bracelets) and Bar Code tickets. Please see page 14 for a further discussion of Rapidtron's business.

Critical Accounting Policies.

      The critical accounting policies of Rapidtron are described in Note 1 to its financial statements.

Results of Operations for the Year Ended December 31, 2001, Period From January 27, 2000 (inception) to December 31, 2000 and the Nine Months Ended September 30, 2002 and 2001 Compared.

                                                               Period from
                            Nine Months Ended                  January 27,
                              September 30,                        2000
                                                               (inception)
                                                  Year Ended        to
                                                   December    December 31,
                                                   31, 2001        2000
                            2002         2001

 Revenues                 1,521,948    259,887     259,887         -0-

      Cost of Goods Sold   819,047     222,248     272,300         -0-

 Operating Expenses       1,025,045    417,863     524,578       461,649

 Other Income (Expense)    34,748       7,198       2,269         5,128

 Net Income (Loss)        (356,892)   (387,422)   (535,522)     (457,321)

Results of Operations for 2001 Compared to 2000.

     Revenues in 2001 were from the sales of equipment and card sales to winter resorts. Rapidtron did not have any sales in 2000 due to its start up nature and the lack of software interface completion with industry software providers.

     Rapidtron lost $535,522 in 2001 as compared to the loss of $457,321 in 2000. The $78,201 increase in the loss was the result of increased expenses related to staffing, travel, marketing, and software interface projects. Operating expenses increased by $62,929 in 2001 as compared to 2000 as a direct result of the commencement of sales in 2001.

Results of Operations for nine months ended September 30, 2002 and 2001

     Revenue

                                   2002        2001     Increase/(decrease)

                                                              $         %

 For the nine months ended
 September 30:
      Revenue                  $  1,521,948  $ 259,887  $ 1,262,061    486%

     Revenues for the nine months ended September 30, 2002 were $1,521,948, compared to revenues of $259,887 in the nine months ended September 30, 2001. This resulted in an increase in revenues of $1,262,061, or 486%, from $259,887 in the same period one year ago. The increase is due to sales made to transit, fitness clubs, universities, and winter resorts.

     Cost of goods sold/Gross profit percentage of revenue

                                                        Increase/(decrease)

                                2002          2001            $         %

 For the nine months ended
 September 30:
      Cost of goods sold     $  819,047    $  222,248   $   596,799    269%

      Gross profit % of             46%           21%
 revenue


     Cost of goods sold for the nine months ended September 30, 2002 was $819,047, an increase of $596,799, or 269%, from $222,248 for the nine months ended September 30, 2001. The increase reflects a substantial increase in sales in 2002.

     Gross profit as a percentage of revenue increased from 21% for the nine months ended September 30, 2001 to 46% for the nine months ended September 30, 2002. The increase in gross profit percentage reflected by higher margin sales in transit.

     General and Administrative expenses

                                                       Increase/(decrease)

                                2002          2001           $         %

 For the nine months ended
 September 30:
      General &
 Administrative expenses     $ 1,025,045   $   417,863 $  607,182      145%


     General and administrative expenses were $1,025,045 for the nine months ended September 30, 2002 versus $417,863 for the nine months ended September 30, 2001, which resulted in an increase of $607,182 or 145%. The increase for the nine months ended September 30, 2002 versus the same period in 2001 is primarily due to building infrastructure, marketing, and software interface solutions with several fitness software providers.

     Net loss

                                                       Increase/(decrease)

                                2002         2001              $         %

 For the nine months ended
 September 30:
      Net loss               $  356,892   $  387,422    $    (30,530)    8%

     Rapidtron's net loss for the nine months ended September 30, 2002 was $356,892, versus a net loss of $387,422 for the nine months ended September 30, 2001, a decrease of $30,530, or 8%. The decrease in net loss was primarily the result of increased sales that offset operating expenses.

Off-Balance Sheet Arrangements

     Rapidtron does not maintain off-balance sheet arrangements nor does it participate in non-exchange traded contracts requiring fair value accounting treatment.

Transactions with Related Parties

     Equus Marketing and Design, Inc. (Equus) is a related party by virtue of common ownership. Equus has paid operating expenses on behalf of Rapidtron supporting short-term working capital requirements. Additionally, Equus has assessed Rapidtron marketing fees for services provided by Equus personnel on Rapidtron's behalf. Marketing fees assessed by Equus totaled $95,500 for the nine months ended September 30, 2002 and $61,000 for the year ended December 31, 2001. The total outstanding balance due to Equus at September 30, 2002 was $415,763 and $790,774 at December 31, 2001.

Liquidity and Capital Resources at September 30, 2002 Compared with December 31,2001.

     The following table summarizes working capital and total assets, accumulated deficit and shareholders' equity.

                                 September 30,     December 31,
                                     2002              2001

 Working Capital                $  (1,290,866)    $  (922,133)

 Total Assets                   $    382,932      $   289,807

 Accumulated Deficit            $   (992,843)     $  (992,843)

 Stockholders' Equity (Deficit) $  (1,264,750)    $  (907,858)

     Subsequent to the nine months ended September 30, 2002 Rapidtron borrowed $600,000 from non-affiliated private lenders. $500,000 of these loans will convert into common stock of RPDT upon Closing of the Merger at $1.00 per share. The remaining $100,000 is due and payable on or before March 31, 2003. In addition, upon mailing of this Information Statement, RPDT has agreed to cause to be loaned $500,000 to Rapidtron pursuant to a Convertible Note that will convert into RPDT common stock at $1.00 per share at Closing of the Merger.

     Following Closing, RPDT shall use its commercially reasonable best efforts to sell in a private placement offering, up to 1,000,000 shares of RPDT restricted common stock at no less than $1.00 per share to satisfy Rapidtron's working capital needs.

     Historically, Rapidtron has financed its operations through the investment of founders and sale of equity securities, including private sales of common stock. It is anticipated that the sale of Rapidtron's stock will continue until such time as it generates sufficient revenues from its operations to cover operating expenses. Rapidtron does not believe that its existing cash balance and internally generated funds from operations will provide the liquidity required to satisfy its working capital needs and anticipated capital expenditures for the next year. In the event Rapidtron is unable to generate capital from loans, the sale of stock, or revenues, it will be forced to cease operations until additional capital is available.

                              PLAN OF OPERATION

     Following completion of the merger, RPDT will assume the plan of operation of Rapidtron.

Overview

     Rapidtron provides automated access products (turnstiles with readers, door, counter and handheld readers) to the Fitness, University, Winter Resorts, Transit and Entertainment industries utilizing two technologies, Radio Frequency (RF) Smart chip (ISO standard Smart cards, key cards and ID bracelets) and Bar Code tickets. The RF Smart Cards are contactless with multilevel read/write capabilities for debit/credit, affinity/loyalty programs, access, parking, and doors. The Bar Code tickets are an inexpensive, read only medium for access operations. Rapidtron mix of markets and clients allows it to be independent of any one major customer.

Plan of Operation

     Rapidtron plans to use the proceeds of the converted notes and equity financing for equipment and card purchases from Axess AG, software development, marketing and sales expenses, and for general corporate purposes, including working capital and increased staffing.

     Rapidtron intends to fund portions of its operations and purchases through revenues obtained from sales generated from commissioned representatives. To accelerate the development program Rapidtron plans to increase the number of commissioned representatives and to begin marketing new industries such as Universities, Entertainment and Winter Resorts. This economic strategy may allow Rapidtron to utilize its own financial assets toward expanding its existing operations. Although Rapidtron has a limited operating history it has begun to generate revenues from the sale of systems. Rapidtron's activities have been limited primarily to the Fitness industry with some sales in Winter Resorts and one university, this has been due to the need to fund and develop software interfaces with the industry software providers. Rapidtron has been successful in having interfaced with all three Winter Resort providers (Comptrol, Siriusware and RTP) and the five main Fitness Club providers (Aphelion, CSI, Check Free, Computer Outfitters and
CSI).

     Rapidtron's future financial results will depend primarily on: (i) the ability to continue to successfully market and sell its systems and cards provided by Axess AG; (ii) the ability to develop new markets and products;
(iii) good exchange rate between the US Dollar and the Euro; and (iv) the ability to fully implement its marketing and development program, which is dependent on the availability of capital resources.

     Rapidtron anticipates the need for $2,000,000 of capital over the next 4 months, which includes $1,000,000 of funds converted under the notes. Rapidtron has estimated the capital required to implement its business plan. Any additional funds needed may be raised through equity financing, debt financing, or other sources. Rapidtron may continue to be unprofitable for the next 12 months until all software interfaces are completed.

     In the next twelve months, Rapidtron anticipates it may be cash positive by the end of the second quarter and will not require further funding for operational and outside expenses. Rapidtron will be developing additional software interfaces for fitness clubs, YMCAs, universities, hotels and other key markets. Rapidtron will also research and design new portable products in concert with Axess AG.

     Rapidtron has had two years of operating history, with sales of $1,909,000 to date, minimum cash on hand, and no profit. While it believes to have made good faith estimates of its ability to secure additional capital in the future to reach its goals, there is no guarantee that Rapidtron will receive sufficient funding to implement any future business plan steps.

     Rapidtron's future operating results will depend on many factors, including its ability to raise adequate working capital, demand for access control products, the level of competition and Rapidtron's ability to deliver products while maintaining quality and controlling costs.

Anticipated purchase or sale of plant and significant equipment

     Rapidtron does not anticipate any significant purchases or sales of any of its property, plant or equipment over the following 12 months, other than in the ordinary course of its business operations.

Anticipated Significant Changes in the Number of Employees

     Rapidtron has five full time and eight part time employees and twenty six commissioned sales representatives. Rapidtron has anticipated the need to hire additional staff, continue development and refinement of its operations to meet customer needs and provide additional working capital for its operations. In 2003, Rapidtron will be adding three to five new employees, a CFO, a software and hardware support technician and one to three software engineers. Expense increases as a result of the anticipated increase in employees has been calculated as part of Rapidtron's cash requirement estimate referenced above.

Research and Development Activities

     Over the past two years, Rapidtron spent $111,528 for software development and $3,528 for product development, none of which are not directly or indirectly borne by any existing or future clients. From the Use of Proceeds, we anticipate spending $250,000 in additional software development and interface expenses with outside software suppliers over the next twelve months.

                     PRICE RANGE OF SHARES AND DIVIDENDS

     As of December 31, 2002, there were approximately 23 stockholders of record of RPDT shares of common stock. RPDT's common stock trades on the NASD Over-the-Counter Bulletin Board under the symbol "RPDT". RPDT has not declared or paid any dividends on its common stock and does not intend to do so prior to completion of the merger.

     On January 17, 2003, the last full trading day before the first public announcement of the intention to commence the merger, the last reported sale quotation of the shares was $1.46 per share.

                              CHANGE OF CONTROL

     Upon completion of the merger, there will be a change in control of RPDT as a result of:

(i) the issuance of 9,600,000 shares of restricted common stock to the shareholders of Rapidtron;

(ii) the cancellation of 13,943,750 shares of common stock held by current stockholders of RPDT; and

(iii) the appointment of two new directors as a result of the merger and the resignation of Dr. Veltheer as a director and the sole officer of RPDT.

                    ADDITIONAL AND AVAILABLE INFORMATION

Legal Matters

     Legal matters relating to the validity of the securities to be issued in the merger will be passed upon for RPDT by Stoecklein Law Group.

Experts

     The consolidated financial statements of RPDT incorporated in this document by reference from RPDT's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 and included in this document for the fiscal year ended December 31, 2002 have been audited by G. Brad Beckstead CPA, independent auditor, as stated in his reports, which are incorporated in this document by reference, and have been so incorporated in reliance upon the reports of the firm given upon their authority as experts in accounting and auditing.

     The consolidated financial statements of Rapidtron as of December 31, 2001 and 2000 included in this document have been audited by Kushner Smith Joanou & Gregson, LLP independent auditors, as stated in their report appearing herein and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Stockholder Proposals

     Under the federal securities laws, in order for a stockholder proposal to be included in the RPDT proxy statement relating to its next annual meeting, the proposal must be received by RPDT by March 31, 2003.

Where to Find Additional Information

     RPDT is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. RPDT's filings are also available through the SEC's Electronic Data Gathering Analysis and Retrieval System which is publicly available through the SEC's website (www.sec.gov). Copies of such materials may also be obtained by mail from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION ON BEHALF OF RPDT OR RAPIDTRON NOT CONTAINED HEREIN OR IN THE LETTER OF TRANSMITTAL AND, IF GIVEN OR MADE, SUCH INFORMATION OR
REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED.

     The SEC allows RPDT to "incorporate by reference" information into this document. This means RPDT can disclose important information by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this document, except for any information that is superseded by information that is included directly in this document.

     This document incorporates by reference the documents listed below that RPDT has previously filed with the SEC. The documents contain important information about RPDT and its financial conditions.

RPDT Filings (SEC File Number 000-   Period
1125028)

Annual Report on Form 10-KSB         Year ended December 31, 2001

Quarterly Reports on Form 10-QSB     Quarters ended:

                                     *    March 31, 2002;
                                     *    June 30, 2002; and
                                     *    September 30, 2002.

Current Reports on Form 8-K          Filed on:

                                     *    November 15, 2002;
                                     *    January 23, 2003; and
                                     *    February 3, 2003.

     All documents filed by RPDT pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

     RPDT will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein). Requests for such copies should be directed to RPDT at 800 North Rainbow Boulevard, Suite 208, Las Vegas, Nevada 89107.

        DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

     One Information Statement will be delivered to multiple shareholders sharing an address unless RPDT receives contrary instructions from one or more of the shareholders. Upon receipt of such notice, RPDT will undertake to deliver promptly a separate copy of the Information Statement to the shareholder at a shared address to which a single copy of the documents was delivered and provide instructions as to how the shareholder can notify RPDT that the shareholder wishes to receive a separate copy of an annual report. In the event a shareholder desires to provide such notice to RPDT, such notice may be given verbally by telephoning the Company's offices at (702.948.5017) or by mail to 800 North Rainbow Boulevard, Suite 208, Las Vegas, Nevada 89107.

                         FORWARD-LOOKING STATEMENTS

     This document and the information incorporated by reference herein may contain forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the federal securities laws. In some cases, you can identify these statements by our use of forward-looking words such as "may," "should," "anticipate," "estimate," "expect," "plan," "believe," "predict," "potential" and "intend." In particular, statements regarding our estimates of anticipated synergies from the merger, transaction and other costs of the merger, future earnings per share and the impact on revenues of any restrictions on specified trades are forward-looking statements. You should be aware that these statements and any other forward-looking statements in these documents only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Many of these risks, uncertainties and assumptions are beyond the control of RPDT and Rapidtron, and may cause actual results and performance to differ materially from our expectations. Important factors that could cause our actual results to be materially different from our expectations include the risks and uncertainties set forth under the heading "Risk Factors" of this document. Accordingly, you should not place undue reliance on the forward-looking statements contained in this document. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

                       RAPIDTRON FINANCIAL STATEMENTS


                               RAPIDTRON, INC.
                        (A Development Stage Company)

                            Financial Statements
                 From January 27, 2000, (Date of Inception)
                            to December 31, 2000
                 (With Independent Auditor's Report Thereon)

                              Table of Contents


                                                                    Page
                                                                   Number

Independent Auditor's Report                                        1

Balance Sheet - December 31, 2000                                   2

Statement of Net (Loss) - From January 27, 2000
 (Date of Inception) to December 31, 2000                           3

Statement of Stockholders' (Deficit) - From January 27, 2000
 (Date of Inception) to December 31, 2000                           4

Statement of Cash Flows - From January 27, 2000
 (Date of Inception) to December 31, 2000                         5 - 6

Notes to Financial Statements                                     7 - 8

                        INDEPENDENT AUDITOR'S REPORT




The Board of Directors
Rapidtron, Inc.
(A Delaware Corporation)



We have audited the accompanying balance sheet of Rapidtron, Inc. (a Delaware corporation) as of December 31, 2000, and the related statements of (loss), stockholders' (deficit), and cash flows for the period from inception (January 27, 2000) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rapidtron, Inc. as of December 31, 2000, and the results of its operations and its cash flows for the period from inception (January 27, 2000) to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

/s/ Kushner Smith Joanou & Gregson, LLP

November 25, 2002

                               RAPIDTRON, INC.
                        (A Development Stage Company)
                                Balance Sheet
                              December 31, 2000


                                  ASSETS
Current Assets
 Cash                                                         $       454
Note receivable from stockholder (Note 3)                         105,224
                                                                ---------
Total current assets                                              105,678
                                                                ---------
Property and equipment                                                500
                                                                ---------
                                                              $   106,178
                                                                =========

                 LIABILITIES AND STOCKHOLDERS' (DEFICIT)
Current liabilities
 Accounts payable                                             $    54,188
Accrued salaries                                                   26,333
Note payable to stockholder (Note 4)                               12,500
Due to affiliate (Note 5)                                         385,493
                                                                ---------
  Total liabilities                                               478,514
                                                                ---------
Related parties (Note 6)

Stockholders' (deficit)
 Common stock, $.001 par value, authorized 20,000,000
shares,   10,120,000 shares issued and outstanding                 10,120
Preferred stock, $.001 par value, authorized 5,000,000
shares,   no shares issued and outstanding                             --
 Additional paid-in capital                                        74,865
 Retained (deficit)                                              (457,321 )
                                                                ---------
  Total stockholders' (deficit)                                  (372,336 )
                                                                ---------
                                                              $   106,178
                                                                =========

                               RAPIDTRON, INC.
                        (A Development Stage Company)
                           Statement of Operations
                  From January 27, 2000 (Date of Inception)
                            to December 31, 2000
Expenses:

 Advertising                                                $      43,987
 Bank fees                                                            138
 Business promotion                                                 8,919
 Computer support and supplies                                     14,106
 Dues and subscriptions                                               350
 Finance charges                                                      263
 Fuel                                                                  95
 Insurance                                                          1,250
 Lease expense                                                      1,833
 License and fees                                                   2,894
 Lodging                                                           14,090
 Maintenance                                                        2,060
 Marketing fees                                                    98,083
 Meals and entertainment                                           14,642
 Miscellaneous                                                     10,585
 Office supplies                                                    2,762
 Payroll taxes                                                      1,492
 Professional fees                                                    441
 Rent                                                              38,000
 Salaries                                                         107,673
 Shipping                                                          25,191
 Supplies                                                           1,481
 Telephone                                                          7,614
 Trade show                                                        34,313
 Travel                                                            29,387
                                                               ----------
Total expenses                                                   (461,649 )
                                                               ----------
Interest income                                                     5,128
                                                               ----------
(Loss) before income taxes                                                )
                                                                 (456,521
Provision for income taxes
                                                                      800

                                                               ----------

   Net (loss)                                               $    (457,321 )

                                                               ==========

                               RAPIDTRON, INC.
                        (A Development Stage Company)
                    Statement of Stockholders' (Deficit)
                  From January 27, 2000 (Date of Inception)
                            to December 31, 2000

                           Common   Additional    Retained        Total
                           Stock      Paid-In    (Deficit)    Stockholders
                                      Capital                  ' (Deficit)
 Capital contribution   $  10,120 $     74,865 $        -- $         84,985

 Net (loss) for the            --
 period from January
 27, 2000 (date of
 inception) to                                                              )
 December 31, 2000                          --    (457,321 )       (457,321
                          -------    ---------   ---------     -----------
 Balance at December
 31, 2000               $  10,120 $     74,865 $  (457,321 )$      (372,336 )
                          =======   ==========   =========      ===========

                               RAPIDTRON, INC.
                        (A Development Stage Company)
                           Statement of Cash Flows
                  From January 27, 2000 (Date of Inception)
                            to December 31, 2000
Cash flows from operating activities
 Cash paid to suppliers and employees                         $      4,365
Interest received                                                    5,128
Income taxes paid                                                     (800 )
                                                                ----------
  Net cash provided by operating activities                          8,693
                                                                ----------
Cash flows from investing activities
Acquisitions of property and equipment                                (500 )
Loan to stockholder                                               (105,224 )
                                                                ----------
Net cash (applied) from investing activities                      (105,724 )
                                                                ----------
Cash flows from financing activities
 Proceeds from note payable to stockholder                          12,500
Proceeds from common stock                                          10,120
 Proceeds from additional paid-in capital                           74,865
                                                                ----------
  Net cash provided by financing activities                         97,485
                                                                ----------
Net increase in cash                                                   454

Cash at beginning of period                                             --
                                                                ----------
Cash at end of period                                         $        454
                                                                ==========

                               RAPIDTRON, INC.
                        (A Development Stage Company)
                           Statement of Cash Flows
                                 (Continued)
                  From January 27, 2000 (Date of Inception)
                            to December 31, 2000

                  RECONCILIATION OF NET (LOSS) TO NET CASH
                     PROVIDED FROM OPERATING ACTIVITIES

Net (loss)                                                    $   (457,321 )

Changes in assets and liabilities
 Increase (decrease) in:
  Accounts payable                                                  54,188
Accrued salaries                                                    26,333
Due to affiliates                                                  385,493
                                                                ----------
                                                                   466,014
                                                                ----------
Net cash provided by operating activities                     $      8,693
                                                                ==========


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business - Rapidtron, Inc. (the Company) is a provider of access control equipment that uses radio frequency technology ("RF") for the ski, transportation, and fitness industries.

Property and Equipment - Property and equipment are stated at cost less accumulated depreciation. Depreciation of property and equipment is provided on the straight-line method over the following useful lives, in years, of the respective assets as follows:

          Computer and office equipment           5
          Furniture and fixtures                  7

Leasehold improvements are amortized over the shorter of the term of the lease or the life of the improvement.

Maintenance and repairs are charged to expense as incurred. Renewals and improvements of a major nature are capitalized. At the time of retirement or other disposition of property and equipment, the cost and accumulated depreciation are removed from the accounts and any gains or losses are reflected in income.

Income Taxes - The Company provides for income taxes based upon earnings reported for financial statement purposes. The tax provision for the period ended December 31, 2000 was $800.

Advertising Expense - The Company expenses advertising costs as they are incurred. Total advertising expense for the period January 27, 2000, (date of inception) through December 31, 2000 was $43,987.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2 - DEVELOPMENT STAGE OPERATIONS

The Company was formed as a Delaware corporation on January 27, 2000. Operations as of December 31, 2000 have been devoted primarily to product development, advertising, administrative functions and raising capital.

NOTE 3 - NOTE RECEIVABLE FROM STOCKHOLDER

The Company has an outstanding note receivable due from a stockholder of the Company. The note bears monthly interest at prime rate (prime rate at December 31, 2000 was 9.75%). The note balance and any unpaid accrued interest is due on demand. The outstanding note receivable balance at December 31, 2000 was $105,224.


NOTE 4 - NOTE PAYABLE TO STOCKHOLDER

The Company has an outstanding note payable to a stockholder of the Company. This note is unsecured bearing monthly interest at prime rate (prime rate at December 31, 2000 was 9.75%). The note payable and any unpaid accrued interest is due on demand. The outstanding note payable balance at December 31, 2000 was $12,500.


NOTE 5 - DUE TO AFFILIATE

Equus Marketing and Design, Inc. (Equus) is a related party by virtue of common ownership. Equus has paid operating expenses on behalf of the Company from January 27, 2000, (date of inception) to December 31, 2000 supporting the Company's short-term working capital requirements. Additionally, Equus has assessed the Company marketing fees for services provided by Equus personnel supporting the Company's development stage activities. Marketing fees assessed by Equus totaled $98,083 for the period ended December 31, 2000. The total outstanding balance due to Equus at December 31, 2000 was $385,493.


NOTE 6 - RELATED PARTIES

The Company also shares a facility with Equus. Equus is the lessee of the facility and the Company is assessed monthly rent expense of $2,000; however, there is no formal sublease agreement in place. The Company was assessed $8,000 for facilities use prior to the formal inception date of January 27,
2000. From January 27, 2000 (date of inception) to December 31, 2000, the Company was assessed $30,000 in rent expense. Total rent expense for the period ended December 31, 2000 was $38,000.

                               RAPIDTRON, INC.

                            Financial Statements
                        Year Ended December 31, 2001
                 (With Independent Auditor's Report Thereon)


                              Table of Contents


                                                                     Page
                                                                    Number

Independent Auditor's Report                                          1

Balance Sheet - December 31, 2001                                     2

Statement of Net (Loss) - Year Ended December 31, 2001                3

Statement of Stockholders' (Deficit) - Year Ended December 31, 2001   4

Statement of Cash Flows - Year Ended December 31, 2001              5 - 6

Notes to Financial Statements                                       7 - 10

INDEPENDENT AUDITOR'S REPORT



The Board of Directors
Rapidtron, Inc.
(A Delaware Corporation)



We have audited the accompanying balance sheet of Rapidtron, Inc. (a Delaware corporation) as of December 31, 2001, and the related statements of (loss), stockholders' (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rapidtron, Inc. as of December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Kushner Smith Joanou & Gregson, LLP

November 25, 2002

                               RAPIDTRON, INC.
                                Balance Sheet
                        Year Ended December 31, 2001

                                  ASSETS
Current Assets
 Cash                                                       $      6,525
Accounts receivable (less allowance for doubtful accounts          9,172
of $5,000)
Note receivable from stockholder (Note 2)                        189,363
Inventory (less reserve of $10,000)                               43,462
Prepaid expenses                                                  23,388
Total current assets                                             271,910

Property and equipment                                             5,940
Less accumulated depreciation and amortization                      (423 )
Net property and equipment                                         5,517

Deposit                                                           12,380

                                                            $    289,807

                 LIABILITIES AND STOCKHOLDERS' (DEFICIT)
Current liabilities
 Accounts payable                                           $    235,104
Accrued salaries                                                  63,994
Current portion of long-term debt                                    806
Notes payable to stockholders (Note 3)                           103,365
Due to affiliate (Note 4)                                        790,774
  Total current liabilities                                    1,194,043

Long-term liabilities
Long-term debt (Note 5)                                            3,622
Total liabilities                                              1,197,665

Related parties and subsequent event (Notes 6 and 7)

Stockholders' (deficit)
 Common stock, $.001 par value, authorized 20,000,000
shares, 10,120,000 shares issued and outstanding                  10,120
Preferred stock, $.001 par value, authorized 5,000,000
shares, no shares issued and outstanding                              --
 Additional paid-in capital                                       74,865
 Retained (deficit)                                             (992,843 )
  Total stockholders' (deficit)                                 (907,858 )

                                                            $    289,807

                               RAPIDTRON, INC.
                           Statement of Net (Loss)
                        Year Ended December 31, 2001

                                                              Percentage of
                                                                Revenues
Net sales                                          $   259,887     100.0 %

Cost of sales                                          272,300     104.8

 Gross profit                                          (12,413 )     (4.8 )

Selling, general and administrative expenses           524,578    (201.8 )
                                                      (536,991 )   (206.6 )
Operating (loss)

Other income (expense)
Interest income                                         12,889        4.9
Interest expense                                       (10,620 )     (4.1 )
Total other income (expense)                             2,269         .8

(Loss) before income taxes                            (534,722 )   (205.8 )

Provision for income taxes                                 800        .3

Net (loss)                                         $  (535,522 )   (205.5 )%

                               RAPIDTRON, INC.
                    Statement of Stockholders' (Deficit)
                        Year Ended December 31, 2001

                         Common   Additional    Retained        Total
                         Stock     Paid-In     (Deficit)    Stockholders
                                   Capital                   ' (Deficit)
Balance at December
31, 2000              $  10,120 $    74,865  $  (457,321 )$      (372,336 )

Net (loss) for the
year ended December
31, 2001                     --          --     (535,522 )       (535,522 )

Balance at December                                              (907,858
31, 2001              $  10,120 $    74,865  $  (992,843 )$               )

                               RAPIDTRON, INC.
                           Statement of Cash Flows
                        Year Ended December 31, 2001
Cash flows from operating activities
Cash received from customers                               $    250,715
 Cash paid to suppliers and employees                          (251,827 )
Interest received                                                12,889
Interest expense                                                (10,620 )
Income taxes paid                                                  (800 )
  Net cash provided from operating activities                       357

Cash flows from investing activities
Acquisitions of property and equipment                           (5,440 )
Loan to stockholder                                             (84,139 )
Net cash (applied) from investing activities                    (89,579 )

Cash flows from financing activities
Proceeds from note payable to stockholder                        90,865
Proceeds from long-term borrowings                                4,552
Principal repayments on long-term borrowings                       (124 )
  Net cash provided by financing activities                      95,293

Net increase in cash                                              6,071

Cash at beginning of year                                           454

Cash at end of year                                        $      6,525

                               RAPIDTRON, INC.
                           Statement of Cash Flows
                                 (Continued)
                        Year Ended December 31, 2001

                 RECONCILIATION OF NET (LOSS) TO NET CASH
                    PROVIDED FROM OPERATING ACTIVITIES
Net (loss)                                                 $   (535,522 )

Adjustments to reconcile net (loss) to net
  cash provided from operating activities:
Depreciation and amortization                                       423
                                                               (535,099 )

Changes in assets and liabilities
(Increase) decrease in:
Accounts receivable                                              (9,172 )
Inventory                                                       (43,462 )
Prepaid expenses                                                (23,388 )
Deposits                                                        (12,380 )
 Increase (decrease) in:
  Accounts payable                                              180,916
Accrued salaries                                                 37,661
Due to affiliate                                                405,281
                                                                535,456

Net cash provided from operating activities                $        357

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business - Rapidtron, Inc. (the Company) is a provider of access control equipment that uses radio frequency technology ("RF") for the ski, transportation, and fitness industries.

Concentration of Credit Risk - The Company provides its services to customers throughout the United States. The Company's sales are not materially dependent on a small group of customers. The Company maintains reserves for potential credit losses and such losses have been within management's expectations.

Inventory - Inventory is stated at the lower of cost (first-in, first-out) or market value. Inventory consists primarily of component access control equipment.

Property and Equipment - Property and equipment are stated at cost less accumulated depreciation. Depreciation of property and equipment is provided on the straight-line method over the following useful lives, in years, of the respective assets as follows:

          Computer and office equipment           5
          Furniture and fixtures                  7

Leasehold improvements are amortized over the shorter of the term of the lease or the life of the improvement.

Maintenance and repairs are charged to expense as incurred. Renewals and improvements of a major nature are capitalized. At the time of retirement or other disposition of property and equipment, the cost and accumulated depreciation are removed from the accounts and any gains or losses are reflected in income.

Revenue Recognition - Revenue is recognized upon delivery of goods or invoicing of services to customers.

Income Taxes - The Company provides for income taxes based upon earnings reported for financial statement purposes. The tax provision for the period ended December 31, 2001 was $800.

Advertising Expense - The Company expenses advertising costs as they are incurred. Total advertising expense was $14,522 for the year ended December 31, 2001.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - NOTE RECEIVABLE FROM STOCKHOLDER

The Company has an outstanding note receivable from a stockholder of the Company. The note bears monthly interest at prime rate (prime rate at December 31, 2001 was 4.75%). The note receivable balance and any unpaid accrued outstanding interest are due on demand. The outstanding note receivable balance at December 31, 2001 was $189,363.

NOTE 3 - NOTES PAYABLE TO STOCKHOLDERS

The Company has outstanding notes payable to stockholders of the Company. The notes are unsecured bearing monthly interest at prime rate (prime rate at December 31, 2001 was 4.75%). The notes payable and any unpaid accrued interest are due on demand. Total notes payable outstanding at December 31, 2001 was $103,365.

NOTE 4 - DUE TO AFFILIATE

Equus Marketing and Design, Inc. (Equus) is a related party by virtue of common ownership. Equus has paid operating expenses on behalf of the Company supporting short-term working capital requirements. Additionally, Equus has assessed the Company marketing fees for services provided by Equus personnel on the Company's behalf. Marketing fees assessed by Equus totaled $61,000 for the year ended December 31, 2001. The total outstanding balance due to Equus at December 31, 2001 was $790,774.

NOTE 5 - LONG-TERM DEBT

Long-term debt at December 31, 2001 is summarized as follows:

19.99% various notes payable to financing             $   4,428
company,  secured by computer  equipment,
payable  in monthly installments  ranging
from   $41  to  $54  including  interest,
through   various  maturity  dates   from
August 2005 to December 2005


Less current portion                                        806

                                                      $   3,622

The annual aggregate maturities of long-term debt are as follows:

Years ending December 31:
2002                                                  $     806
2003                                                      1,029
2004                                                      1,254
2005                                                      1,339

                                                      $   4,428


NOTE 6 - RELATED PARTIES

The Company shares a facility with Equus. Equus is the lessee of the facility and the Company is assessed monthly rent expense of $2,000, however, there is no formal sublease agreement in place. Total rent expense for the year ended December 31, 2001 was $24,000.

Subsequently, the monthly sublease rent was increased to $12,380 per month equal to half of the total rent paid by Equus.

NOTE 7 - SUBSEQUENT EVENTS

Subsequent to December 31, 2001, the Company was awarded a signed contract with Bombardier Transit Corporation in the amount of $4,350,000, to provide access control equipment with RF readers for the Las Vegas Monorail project. Upon receipt of the signed contract, the Company received $1,375,000 as a deposit on this contract. Effective June 2002, the Company was terminated from the Bombardier Transit Corporation contract. No further work will be done and the Company will not be required to refund any portion of the deposit money received. These monies will be recognized as income in calendar year 2002.


NOTE 8 - CONCENTRATIONS

The Company purchases 100% of its access control systems from a foreign corporation located in Austria under an exclusive distribution agreement. This relationship represents a significant concentration. The Company is attempting to commensurate a strategic relationship that would bring the Company and this vendor under the same ownership.

                               RAPIDTRON, INC.

                       Unaudited Financial Statements
                    Nine-Months Ended September 30, 2002

                              Table of Contents


                                                                    Page
                                                                   Number

Balance Sheet - September 30, 2002                                   1

Statement of Net (Loss) - Nine-Months Ended September 30, 2002       2

Statement of Cash Flows - Nine-Months Ended September 30, 2002     3 - 4

Notes to Financial Statements                                      5 - 8

                               RAPIDTRON, INC.
                                Balance Sheet
                             September 30, 2002


                                  ASSETS
Current Assets
 Cash                                                       $        340
   Accounts Receivable, Net                                       42,916
   Inventory, Net                                                 73,315
   Note receivable from stockholder                              196,217
Prepaid Expenses                                                  40,406
Total current assets                                             353,194

Property and equipment                                            19,552
Less Accumulated Depreciation                                    (3,715)
      Net Property and Equipment                                  15,837

Deposits                                                          13,901

                                                            $    382,932

                  LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current liabilities
 Accounts payable                                           $    647,928
   Accrued Liabilities                                           157,888
   Accrued Taxes                                                   3,844
Line of Credit                                                   150,000
Current Portion of Long-Term Debt                                    201
Notes Payable - Stockholders                                     121,442
Due to Related Party - Equus                                     562,757
  Total Current Liabilities                                    1,644,060

   Long-Term Debt                                                  3,622

       Total Liabilities                                       1,647,682

Stockholders' (deficit)
 Common stock, $.001 par value, authorized 20,000,000
shares,  10,120,000 shares issued and outstanding                 10,120
Preferred stock, $.001 par value, authorized 5,000,000
shares, no shares issued and outstanding                              --
 Additional paid-in capital                                       74,865
   Net income (Loss) Current Year                               (356,892 )
 Retained Earnings                                              (992,843 )
  Total stockholders' (Deficit)                               (1,264,750 )

      Total Liabilities and Stockholders' Equity            $    382,932

                               RAPIDTRON, INC.

                           Statement of Net (Loss)
                    Nine-Months Ended September 30, 2002

Gross Revenues
Transit                                                      $   1,372,053
Fitness                                                              32,711
Winter / Summer Resorts                                              98,794
Universities                                                         21,585
  Total Gross Revenues                                            1,525,143
Discounts                                                             3,195
Returns                                                                   -
Warranties                                                                -
  Net Revenues                                                    1,521,948

Cost Of Goods Sold
Transit                                                             734,379
Fitness                                                              19,664
Winter/ Summer Resorts                                               53,348
Universities                                                         11,656
Cost of Goods Returns                                                     -
  Total Cost Of Goods                                               819,047

    Gross Margin                                                    702,901

Operating Expenses
General & Administrative Expenses                                 1,025,045
Other Income/ Expenses                                               34,748
  Total                                                           1,059,793

    Net Income (Loss)                                        $   (356,892)

                               RAPIDTRON, INC.
                           Statement of Cash Flows
                    Nine-Months Ended September 30, 2002
Cash flows from operating activities
Cash received from customers                                $  1,488,204
 Cash paid to suppliers and employees                         (1,606,647 )
Other expense                                                    (34,748 )
  Net cash (applied) from operating activities                  (153,191 )

Cash flows from investing activities
Acquisitions of property and equipment                           (13,612 )
Loan to stockholder                                               (6,854 )
Net cash (applied) from investing activities                     (20,466 )

Cash flows from financing activities
Proceeds from borrowings on bank line of credit                  150,000
Proceeds from note payable to stockholder                         18,077
Principal repayments on long-term borrowings                        (605 )
  Net cash provided by financing activities                      167,472

Net (decrease) in cash                                            (6,185 )

Cash at beginning of year                                          6,525

Cash at end of period                                       $        340

                               RAPIDTRON, INC.
                           Statement of Cash Flows
                                 (Continued)
                    Nine Months Ended September 30, 2002

                 RECONCILIATION OF NET (LOSS) TO NET CASH
                   (APPLIED) FROM OPERATING ACTIVITIES
Net (loss)                                                  $   (386,715 )

Adjustments to reconcile net (loss) to net
  cash (applied) from operating activities:
Depreciation and amortization                                      3,292
                                                                (383,423 )

Changes in assets and liabilities
(Increase) decrease in:
Accounts receivable                                               (6,858 )
Inventory                                                        (29,853 )
Prepaid expenses                                                 (17,018 )
Deposits                                                          (1,521 )
 Increase (decrease) in:
  Accounts payable                                               412,824
Accrued liabilities                                               96,831
Income taxes payable                                               3,844
Due to affiliate                                                (228,017 )
                                                                 230,232

Net cash (applied) from operating activities                $   (153,191 )

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business - Rapidtron, Inc. (the Company) is a provider of access control equipment that uses radio frequency technology ("RF") for the ski, transportation, and fitness industries. The accompanying unaudited financial statements include only normal recurring adjustments necessary for a fair presentation of the Company's financial position as of September 30, 2002, and the results of operations and cash flows for the period then ended.

Concentration of Credit Risk - The Company provides its services to customers throughout the United States. The Company's sales are not materially dependent on a small group of customers. The Company maintains reserves for potential credit losses and such losses have been within management's expectations.

Inventory - Inventory is stated at the lower of cost (first-in, first-out) or market value. Inventory consists primarily of component access control equipment.

Property and Equipment - Property and equipment are stated at cost less accumulated depreciation. Depreciation of property and equipment is provided on the straight-line method over the following useful lives, in years, of the respective assets as follows:

          Computer and office equipment           5
          Furniture and fixtures                  7

Leasehold improvements are amortized over the shorter of the term of the lease or the life of the improvement.

Maintenance and repairs are charged to expense as incurred. Renewals and improvements of a major nature are capitalized. At the time of retirement or other disposition of property and equipment, the cost and accumulated depreciation are removed from the accounts and any gains or losses are reflected in income.

Revenue Recognition - The Company's sales transactions incorporate the sale of access control equipment and installation. At the time a sales order is placed, some customers may be required to submit a deposit with the purchase order. Deposits are only recognized as revenue when the equipment is shipped.

Revenue related to product sales are recognized when all of the following criteria have been met: persuasive evidence for an arrangement with an unrelated party exists; delivery or performance has occurred and been accepted; the fee is fixed and determinable; and collectibility is reasonably assured. When the Company is contractually obligated to provide installation services, the recognition of revenue is deferred until installation is complete and accepted by the customer.

The Company provides a one-year warranty on parts and labor, and does not provide the customer with a right of return. In accordance with SFAS 48 `Revenue Recognition When Right of Return Exists", revenue is recorded net of allowance for estimated warranty costs. Such reserve is based upon management's evaluation of limited historical experience, current industry trends and estimated costs. At September 30, 2002, management determined that no reserve for warranty expense was necessary.

Shipping and Handling Costs

Shipping  and  handling  costs are included in   cost of  good  sold  in  the
accompanying statement of operations in accordance with EITF 00-10 "Accounting for Shipping and Handling Fees and Costs". Such costs were immaterial to the statement of operations as of September 30, 2002.

Income Taxes - The Company provides for income taxes based upon earnings reported for financial statement purposes. The tax provision for the period ended September 30, 2002 was none.

Advertising Expense - The Company expenses advertising costs as they are incurred. Total advertising expense was $88,584 for the nine months ended September 30, 2002.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - NOTE RECEIVABLE FROM STOCKHOLDER

The Company has an outstanding note receivable from a stockholder of the Company. The note bears monthly interest at prime rate (prime rate at September 30, 2002 was 4.75%). The note receivable balance and any unpaid accrued outstanding interest are due on demand. The outstanding note receivable balance at September 30, 2002 was $196,217.

NOTE 3 - NOTES PAYABLE TO STOCKHOLDERS

The Company has outstanding notes payable to stockholders of the Company. The notes are unsecured bearing monthly interest at prime rate (prime rate at September 30, 2002 was 4.75%). The notes payable and any unpaid accrued interest are due on demand. Total notes payable outstanding at September 30, 2002 was $121,442.

NOTE 4 - DUE TO AFFILIATE

Equus Marketing and Design, Inc. ("Equus") is a related party by virtue of common ownership. Equus has paid operating expenses on behalf of the Company supporting short-term working capital requirements. Additionally, Equus has assessed the Company marketing fees for services provided by Equus personnel on the Company's behalf. Marketing fees assessed by Equus totaled $95,500 for the nine months ended September 30, 2002. The total outstanding balance due to Equus at September 30, 2002 was $562,757.

NOTE 5 - LONG-TERM DEBT

Long-term debt at September 30, 2002 is summarized as follows:

19.99% various notes payable to financing             $   3,823
company,  secured by computer  equipment,
payable  in monthly installments  ranging
from   $41  to  $54  including  interest,
through   various  maturity  dates   from
August 2005 to December 2005


Less current portion                                       (201 )

                                                      $   3,622

The annual aggregate maturities of long-term debt are as follows:

Three months ending December 31:
2002                                                  $     201

Years ending December 31:
2003                                                      1,029
2004                                                      1,254
2005                                                      1,339

                                                      $   3,823

NOTE 6 - RELATED PARTIES

The Company shares a facility with Equus. Equus is the lessee of the facility and the Company is assessed monthly rent expense of $5,000, however, there is no formal sublease agreement in place. Total rent expense for the nine months ended September 30, 2002 was $45,000.

NOTE 7 - NOTE PAYABLE TO BANK

Prime  rate note payable to bank  plus  2.0%           $ 150,000
(prime  rate  at  September  30,  2002   was
4.75%), commencing April 25, 2002 through maturity July 2003. Monthly interest only payments with the entire unpaid principal due at maturity, secured by stockholders of the Company

NOTE 8 - CONTRACT CANCELLATION

The Company was awarded a signed contract with Bombardier Transit Corporation in the amount of $4,350,000, to provide access control equipment with RF readers for the Las Vegas Monrail project. Upon receipt of the signed contract, the Company received $1,375,000 as a deposit on this contract. Effective June 2002, the Company was terminated from the Bombardier Transit Corporation contract. No further work will be done and the Company will not be required to refund any portion of the deposit money received. These monies will be recognized as income in calendar year 2002.

NOTE 9 - CONCENTRATIONS

The Company purchases 100% of its access control systems from a foreign corporation located in Austria under an exclusive distribution agreement. This relationship represents a significant concentration. The Company is attempting to commensurate a strategic relationship that would bring the Company and this vendor under the same ownership.

APPENDIX A

             Agreement and Plan of Merger dated January 17, 2003

                        AGREEMENT AND PLAN OF MERGER

                        DATED AS OF JANUARY 17, 2003

                                BY AND AMONG

                    RAPIDTRON, INC., a Nevada corporation
                       (formerly THE FURNISHING CLUB)

                                     AND

           RTI ACQUISITION SUBSIDIARY, INC., a Nevada corporation

                                     AND

                   RAPIDTRON INC., a Delaware corporation

TABLE OF CONTENTS


ARTICLE 1. The Merger                                             1
  Section 1.1.                                        The Merger  1
  Section 1.2.                                    Effective Time  1
  Section 1.3.                             Closing of the Merger  2
  Section 1.4.                            Effects of the Merger   2
  Section 1.5.          Board of Directors and Officers of RPDT   2
  Section 1.6.                              Conversion of Shares  3
  Section 1.7.                          Exchange of Certificates  4
  Section 1.8.                                     Stock Options  4
  Section 1.9.        Taking of Necessary Action; Further Action  4
  Section 1.10.                       Option for Axess AG Shares  4
  Section 1.11                                         Financing  5
  Section 1.12                                           Options  5

ARTICLE 2. Representations and Warranties of RPDT and RTI SUB         6
  Section 2.1.                     Organization and Qualification     6
  Section 2.2.                 Capitalization of RPDT and RTI SUB     6
  Section 2.3.Authority Relative to this Agreement; Recommendation.   7
  Section 2.4.                  SEC Reports; Financial Statements     8
  Section 2.5.                               Information Supplied     8
  Section 2.6.              Consents and Approvals; No Violations     8
  Section 2.7.                                         No Default     9
  Section 2.8.     No Undisclosed Liabilities; Absence of Changes     10
  Section 2.9.                                         Litigation     10
  Section 2.10.                    Compliance with Applicable Law     10

  Section 2.11.             Employee Benefit Plans; Labor Matters     11
  Section 2.12.                Environmental Laws and Regulations     12
  Section 2.13.                                       Tax Matters     13
  Section 2.14.                                 Title To Property     13
  Section 2.15.                             Intellectual Property     13
  Section 2.16.                                         Insurance     14
  Section 2.17.                                     Vote Required     14
  Section 2.18.                                     Tax Treatment     14
  Section 2.19.                                        Affiliates     14
  Section 2.20.                        Certain Business Practices     14
  Section 2.21.                                 Insider Interests     14
  Section 2.22.                      Opinion of Financial Adviser     15
  Section 2.23.                                           Brokers     15
  Section 2.24.                                        Disclosure     15
  Section 2.25.                           No Existing Discussions     15
  Section 2.26.                                Material Contracts     15
  Section 2.27                                 Stockholder Claims     16
  Section 2.28                                  Knowledge of RPDT     16

ARTICLE 3. Representations and Warranties of Rapidtron.               16
  Section 3.1.                     Organization and Qualification     16
  Section 3.2.                        Capitalization of Rapidtron     17
  Section 3.3.Authority Relative to this Agreement; Recommendation    18
  Section 3.4.                  SEC Reports; Financial Statements     18
  Section 3.5.                               Information Supplied     18
  Section 3.6.              Consents and Approvals; No Violations     18
  Section 3.7.                                         No Default     19
  Section 3.8      No Undisclosed Liabilities; Absence of Changes     19
  Section 3.9.                                         Litigation     20
  Section 3.10.                    Compliance with Applicable Law     20
  Section 3.11.             Employee Benefit Plans; Labor Matters     20
  Section 3.12.                Environmental Laws and Regulations     22
  Section 3.13.                                       Tax Matters     22
  Section 3.14.                                 Title to Property     22
  Section 3.15.                             Intellectual Property     23
  Section 3.16.                                         Insurance     23
  Section 3.17.                                     Vote Required     23
  Section 3.18.                                     Tax Treatment     23
  Section 3.19.                                        Affiliates     23
  Section 3.20.                        Certain Business Practices     24
  Section 3.21.                                 Insider Interests     24
  Section 3.22.                      Opinion of Financial Adviser     24
  Section 3.23.                                           Brokers     24
  Section 3.24.                                        Disclosure     24
  Section 3.25.                           No Existing Discussions     24
  Section 3.26.                                Material Contracts     24

  Section 3.27      Affiliate Loans; Related Party Transactions;
                                                 Accrued Salaries     25

ARTICLE 4.                                              Covenants     25
  Section 4.1.            Conduct of Business of RPDT and RTI SUB     25
  Section 4.2.                   Conduct of Business of Rapidtron     27
  Section 4.3.                                 Preparation of SEC     29
  Section 4.4.                          Meetings of Stockholders      29
  Section 4.5.                                    OTC:BB Listing      30
  Section 4.6.                             Access to Information      30
  Section 4.7.        Additional Agreements; Reasonable Efforts.      30
  Section 4.8.     Employee Benefits; Stock Option and Employee
                                                  Purchase Plans      31
  Section 4.9.                              Public Announcements      31
  Section 4.10.                                  Indemnification      31
  Section 4.11.                  Notification of Certain Matters      32

ARTICLE 5.               Conditions to Consummation of the Merger     33
  Section 5.1.  Conditions to Each Party's Obligations to Effect
                                                       the Merger     33
  Section 5.2.              Conditions to the Obligations of RPDT     33
  Section 5.3.         Conditions to the Obligations of Rapidtron     34

ARTICLE 6.                         Termination; Amendment; Waiver     35
  Section 6.1.                                        Termination     35
  Section 6.2.                              Effect of Termination     36
  Section 6.3.                                  Fees and Expenses     36
  Section 6.4.                                          Amendment     36
  Section 6.5.                                  Extension; Waiver     36

ARTICLE 7.                                          Miscellaneous     36
  Section 7.1.      Nonsurvival of Representations and Warranties     36
  Section 7.2.                       Entire Agreement; Assignment     37
  Section 7.3.                                           Validity     37
  Section 7.4.                                            Notices     37
  Section 7.5.                                      Governing Law     37
  Section 7.6.                               Descriptive Headings     38
  Section 7.7.                                Parties in Interest     38
  Section 7.8.                               Certain Definitions      38
  Section 7.9.                                Personal Liability      38
  Section 7.10.                             Specific Performance      38
  Section 7.11.                                     Construction      39
  Section 7.12.                                     Counterparts      39
  Section 7.13.                                  Confidentiality      39

SIGNATURES                                                            40
Exhibit A - Employment Agreements
Exhibit B - Use of Proceeds
Exhibit C - Replacement Notes

                        AGREEMENT AND PLAN OF MERGER

     This Agreement and Plan of Merger (this "Agreement"), dated as of January 17, 2003, is by and among Rapidtron, Inc., a Nevada corporation formerly known as The Furnishing Club ("RPDT"), RTI Acquisition Subsidiary, Inc., a Nevada corporation and wholly-owned subsidiary of RPDT ("RTI SUB"), and Rapidtron, Inc., a Delaware corporation ("Rapidtron").

     Whereas, the Boards of Directors of RPDT, RTI SUB and Rapidtron each have, in light of and subject to the terms and conditions set forth herein,
(i) determined that the Merger (as defined below) is fair to their respective stockholders and in the best interests of such stockholders and (ii) approved the Merger in accordance with this Agreement;

     Whereas, for Federal income tax purposes, it is intended that the Merger qualify as a reorganization under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"); and

     Whereas,   RPDT,   RTI  SUB  and  Rapidtron  desire  to   make   certain
representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

     Now, therefore, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, RPDT, RTI SUB and Rapidtron hereby agree as follows:

                                  ARTICLE I

                                 The Merger

     Section 1.1. The Merger. At the Effective Time and upon the terms and subject to the conditions of this Agreement and in accordance with Chapter 78 of the Nevada Revised Statutes (the "NGCL"), RTI SUB shall be merged with and into Rapidtron (as defined below) (the "Merger"). Following the Merger, Rapidtron shall continue as the surviving corporation (the "Surviving Corporation"), shall continue to be governed by the laws of the jurisdiction of its incorporation or organization and the separate corporate existence of RTI SUB shall cease. Rapidtron shall continue its existence as a wholly-owned subsidiary of RPDT. The officers and directors of Rapidtron shall continue to serve as the officers and directors of Rapidtron following the Merger. Prior to the Effective Time, the parties hereto shall mutually agree as to the name of the Surviving Corporation; however, initially the Surviving Corporation shall be named Rapidtron USA, Inc. The Merger is intended to qualify as a tax-free reorganization under Section 368 of the Code as relates to the non-cash exchange of stock referenced herein.

     Section 1.2. Effective Time. Subject to the terms and conditions set forth in this Agreement, a Certificate of Merger (the "Merger Certificate") shall be duly executed and acknowledged by each of Rapidtron, RTI SUB and RPDT, and thereafter the Merger Certificate reflecting the Merger shall be delivered on the Closing Date (as defined in Section 1.3) to the Exchange Agent, who shall hold and file same with the Secretary of State of the State of Nevada pursuant to the NGCL and the Secretary of State of Delaware for filing pursuant to the Delaware General Corporation Law (the "Delaware Law"), only upon satisfaction of the contingencies set forth in Article 5 hereof. The Merger shall become effective at such time as a properly executed and certified copy of the Merger Certificate is duly filed by both the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware or such later time as the parties may agree upon and set forth in the Merger Certificate (the time at which the Merger becomes effective shall be referred to herein as the "Effective Time").

     Section 1.3. Closing of the Merger. The closing of the Merger (the "Closing") will take place at a time and on a date to be specified by the parties, which shall be no later than the second business day after satisfaction of the latest to occur of the conditions set forth in Article 5 (the "Closing Date"), at the offices of Securities Law Institute, 1850 E.
Flamingo Rd., Suite 111, Las Vegas, Nevada, unless another time, date or place is agreed to in writing by the parties hereto.

     Section 1.4. Effects of the Merger. The Merger shall have the effects set forth in the NGCL and the Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers of RTI SUB shall vest in the Surviving Corporation, and all debts, liabilities and duties of RTI SUB shall become the debts, liabilities and duties of the Surviving Corporation. Concurrently, the Surviving Corporation shall remain a wholly owned subsidiary of RPDT.

     Section 1.5. Board of Directors and Officers of RPDT. As of the Effective Time, each of Rapidtron and RPDT agrees to take such action as is necessary (i) to cause the number of directors comprising the full Board of Directors of RPDT to be three (3) persons and (ii) to cause John Creel and Steve Meineke (the "Rapidtron Designees") to be appointed as directors of RPDT. In addition, majority stockholders of RPDT prior to the Effective Time shall take all action necessary to cause, to the greatest extent practicable, the Rapidtron Designees to serve on RPDT's Board of Directors until the next Annual Meeting. If a Rapidtron Designee shall decline or be unable to serve as a director prior to the Effective Time, Rapidtron shall nominate another person to serve in such person's stead, which such person shall be subject to approval of the other party. For a period of two (2) years following the Effective Time, the current majority stockholders of Rapidtron shall take all action necessary to cause, to the greatest extent practicable, Hendrik Rethwilm (the "RPDT Designee") to be appointed or elected to serve as Director of RPDT. If the RPDT Designee shall decline or be unable to serve as a Director for the two (2) year period following the Effective Time, Dr. John Veltheer shall nominate another person to serve in such person's stead. From and after the Effective Time, and until successors are duly elected or appointed and qualified in accordance with applicable law, John Creel shall be Chief Executive Officer, President and Chairman of the Board, and Steve Meineke shall be Secretary and Treasurer of RPDT, each pursuant to an Employment Agreement in the form attached hereto as Exhibit A. At Closing, RPDT shall deliver resignations signed by each of the then existing RPDT Officers, effective at the Effective Time, and the RPDT Directors, excluding Hendrik Rethwim, effective upon the later of ten (10) days following the filing of an Information Statement pursuant to Regulation 14C which includes the information required by Rule 14f-1 promulgated by the SEC, or the Effective Time.

     Section 1.6. Conversion of Shares.

     (a) At the Effective Time, each share of common stock, par value $0.001 per share of Rapidtron (individually a "Rapidtron Share" and collectively, the "Rapidtron Shares") issued and outstanding immediately prior to the
Effective Time shall, by virtue of the Merger and without any action on the part of Rapidtron, RPDT, RTI SUB or the holder thereof, be converted into and shall become fully paid and nonassessable shares of RPDT common stock determined by dividing (i) Nine Million Six Hundred Thousand (9,600,000), by
(ii) the total number of shares of Rapidtron, Ten Million Fifty-two Thousand (10,052,000), outstanding immediately prior to the Effective Time (such quotient, the "Exchange Ratio"). Each holder of one or more shares of Rapidtron common stock shall receive in exchange therefor a number of shares of RPDT Shares ("RPDT Shares") equal to the product of (x) the number of shares of Rapidtron common stock owned by such holder, times (y) the Exchange Ratio. No fractional shares shall be issued, and any right to receive a fractional share shall be converted to cash at the rate of $1.00 per share. RPDT Shares and Rapidtron Shares are sometimes referred to collectively herein as "Shares." By way of example, 9,600,000/10,052,000 = 0.955033824
(the Exchange Ratio). The number of shares of Rapidtron common stock held by a stockholder (100,000) times the Exchange Ratio of 0.955033824 equals 95,503 shares of RPDT Shares to be issued, plus $0.38.

     (b) Rapidtron hereby acknowledges that (i) the RPDT Shares have not been and will not be registered under the Securities Act of 1933 ("1933 Act") or under the securities laws of any state and, therefore, the RPDT Shares cannot be resold unless they are subsequently registered under said laws or exemptions from such registrations are available; and (ii) the transferability of the Shares is restricted and that a legend shall be placed on the certificates representing the securities substantially to the following effect:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH SHARES, OR AN OPINION SATISFACTORY TO THE ISSUER AND ITS COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

     (c) At the Effective Time, each Rapidtron Share held in the treasury of Rapidtron, by Rapidtron immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of Rapidtron, RTI SUB or RPDT be canceled, retired and cease to exist and no payment shall be made with respect thereto.

     (d) Concurrent with the Closing of the Merger, RPDT stockholders holding Thirteen Million Nine Hundred Forty-Three Thousand Seven Hundred Fifty (13,943,750) shares of RPDT common stock, shall tender to RPDT, for no consideration, all of the shares to RPDT for cancellation and such shares shall be cancelled concurrent with the Effective Time.

     (e) Concurrent with the Closing of the Merger, RPDT shall amend its Articles of Incorporation to increase its authorized common stock from 20,000,000 shares to 100,000,000 shares, par value $0.001.

     Section 1.7. Exchange of Certificates.

     (a) Prior to the Effective Time, RPDT shall enter into an agreement with, and shall deposit with, Securities Law Institute, or such other agent or agents as may be satisfactory to RPDT and Rapidtron (the "Exchange Agent"), for the benefit of the holders of Rapidtron Shares, for exchange through the Exchange Agent in accordance with this Article I: (i) certificates representing the appropriate number of RPDT Shares to be issued to holders of Rapidtron Shares issuable pursuant to Section 1.6 in exchange for outstanding Rapidtron Shares (the "RPDT Certificates").

     (b) Effective as of the Effective Time, RPDT shall issue the RPDT Shares to all of the Rapidtron stockholders in accordance with Section 1.6, and at the Effective Time, the Exchange Agent shall mail to each holder of record of Rapidtron identified in the Rapidtron Disclosure Schedule, the RPDT Certificate representing the RPDT Shares issued to such Rapidtron stockholder.

     (c) In the event that any Certificate for Rapidtron Shares or RPDT Shares shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange therefor, upon the making of an affidavit of that fact by the holder thereof such RPDT Shares and cash in lieu of fractional RPDT Shares, if any, as may be required pursuant to this Agreement; provided, however, that the Exchange Agent may require the delivery of a suitable bond, opinion or indemnity.

     (d) No fractional RPDT Shares shall be issued in the Merger, but in lieu thereof each holder of Rapidtron Shares otherwise entitled to a fractional RPDT Share shall receive an additional share to round up to the nearest round number of shares.

     Section 1.8. Stock Options. At the Effective Time, each outstanding option to purchase Rapidtron Shares, if any (a "Rapidtron Stock Option" or collectively, "Rapidtron Stock Options") issued pursuant to any Rapidtron Stock Option Plan or Rapidtron Long Term Incentive Plan whether vested or unvested, shall be cancelled.

     Section 1.9. Taking of Necessary Action; Further Action. If, at any time after the Effective Time, Rapidtron or RPDT reasonably determines that any deeds, assignments, or instruments or confirmations of transfer are necessary or desirable to carry out the purposes of this Agreement and to vest RPDT with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Rapidtron, the officers and directors of RPDT and Rapidtron are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary or desirable action.

     Section 1.10. Option for Axess AG Shares. Prior to the Effective Time, Rapidtron shall use its reasonable best efforts to ensure that an option agreement will be in place between RPDT and the shareholders and management of Axess AG, whereby RPDT will have the right to acquire approximately 35% of

Axess AG's issued and outstanding shares, currently held by Axess AG's management, in exchange for 5,950,000 shares of restricted common stock of RPDT. The option shall remain effective for 6 months from the date it is executed.

      Section 1.11. Financing. Within the later of (a) ten (10) days following the filing of the Schedule 14C to approve this transaction, or (b) satisfaction of all comments by the SEC to the Schedule 14C, RPDT shall cause to be loaned Five Hundred Thousand Dollars ($500,000) to Rapidtron pursuant to a Convertible Note (the "Convertible Note"), in substantially the same form as the Replacement Notes (defined in Section 5.3(d) below). The Convertible Note and Replacement Notes shall, upon Closing, be converted into restricted shares of common stock of RPDT at the rate of $1.00 per share. Following Closing, RPDT shall use its commercially reasonable best efforts to sell in a private placement offering (the "Private Placement"), up to One Million (1,000,000) shares of RPDT restricted common stock at no less than One Dollar ($1.00) per share, that combined with the proceeds of the Bridge Notes (defined in Section 5.2(f) below) and the Convertible Note, shall result in total proceeds of at least Two Million dollars ($2,000,000), pursuant to those private placement documents and related subscription agreements previously delivered to Rapidtron. The proceeds of the Private Placement shall be available to RPDT as follows: $250,000 within thirty (30) days following Closing, an additional $500,000 within sixty (60) days following  Closing,  and  an  additional $250,000  within  ninety  (90)  days
following  Closing  (the  "Funding Schedule").   Provided  that  the  Funding
Schedule is timely met, the proceeds shall be used by RPDT and/ or Rapidtron only in accordanced with the use of proceeds set forth on Exhibit C, attached hereto and incorporated herein (the "Use of Proceeds"). The expenses of RPDT set forth in and permitted by Section 2.8 below, shall be paid from the proceeds of the Convertible Note. For six (6) months following Closing, Rapidtron shall deliver to Dr. John Veltheer a copy of the unaudited, combined financial statements and general ledger of RPDT and Rapidtron within fifteen (15) days following the end of each month to confirm Rapditron's compliance with the Use of Proceeds as set forth in Exhibit B; provided, however, as a condition to receipt of such information, Dr. Veltheer shall execute a reasonable confidentiality agreement with RPDT, pursuant to which Dr. Veltheer shall agree not to trade any of RPDT's stock during such six (6) month period and for thirty (30) days following receipt of the last financial statements.

      Section 1.12 Options. Through the calendar year 2005, employee stock options granted by RPDT shall not exceed fifteen percent (15%) of the then total issued and outstanding shares of common stock of RPDT, on an as-converted basis, and the exercise price shall be the lesser of $1.00 or fair market value. Such stock options shall vest pro rata over the period ending December 31, 2005. All other terms of the employee stock option plans in effect through December 31, 2005, shall be approved by unanimous consent of the directors, unless such other terms are otherwise set forth in the Employment Agreements attached hereto.

                                  ARTICLE 2

             Representations and Warranties of RPDT and RTI SUB

     Each of RPDT and RTI SUB hereby represents, warrants and covenants to Rapidtron as follows:

     Section 2.1. Organization and Qualification.

     (a) Each of RPDT and RTI SUB is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority would not have a Material Adverse Effect (as defined below) on RPDT. When used in connection with RPDT, the term "Material Adverse Effect" means any change or effect (i) that is or is reasonably likely to be materially adverse to the business, results of operations, condition (financial or otherwise) or prospects of RPDT, (ii) that may impair the ability of RPDT to perform its obligations hereunder or to consummate the transactions contemplated hereby, or (iii) that causes or is reasonably expected to cause RPDT to spend more than $5,000.

     (b) RPDT has heretofore delivered to Rapidtron accurate and complete copies of the Articles of Incorporation and Bylaws (or similar governing documents), as currently in effect, of RPDT and RTI SUB. Except as set forth on Schedule 2.1 of the "RPDT Disclosure Schedule" attached hereto, each of RPDT and RTI SUB is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property is owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect on RPDT.

     Section 2.2. Capitalization of RPDT and RTI SUB.

     (a) The authorized capital stock of RPDT consists of: (i) Twenty Million (20,000,000) RPDT Common Shares, par value $0.001 per share, of which, as of the date of this Agreement, Nineteen Million Nine Hundred Ninety Three Thousand Seven Hundred Fifty-two (19,993,752) RPDT Shares were issued and outstanding, (ii) Five Million (5,000,000) RPDT Preferred Shares, par value $0.001 per share, of which, as of December 1, 2002 there were no preferred outstanding, and no RPDT Shares were held in treasury. The authorized capital stock of RTI SUB consists of 20,000,000 shares of common stock ("RTI SUB Shares"), of which, as of the date of this Agreement, 1,000,000 were issued and outstanding. All of the outstanding RPDT Shares and RTI SUB Shares have been duly authorized and validly issued, and are fully paid, nonassessable and free of preemptive rights. Except as set forth herein, as of the date hereof, there are no outstanding (i) shares of capital stock or other voting securities of RPDT or RTI SUB, (ii) securities of RPDT convertible into or exchangeable for shares of capital stock or voting securities of either RPDT or RTI SUB, (iii) options or other rights to acquire from RPDT or RTI SUB and, except as described in the RPDT SEC Reports (as defined below), no obligations of RPDT or RTI SUB to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of RPDT or RTI SUB, and (iv) equity equivalents, derivatives, interests in the ownership or earnings of RPDT or RTI SUB or other similar rights (collectively, "RPDT Securities"). As of the date hereof, there are no outstanding obligations of RPDT or its subsidiaries to repurchase, redeem or otherwise acquire any RPDT Securities or stockholder agreements, voting trusts or other agreements or understandings to which RPDT is a party or by which it is bound relating to the voting or registration of any shares of capital stock of RPDT or RTI SUB. For purposes of this Agreement, ``Lien" means, with respect to any asset (including, without limitation, any security) any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

     (b) The RPDT Shares constitute the only class of equity securities of RPDT registered or required to be registered under the Exchange Act.

     (c) Other than its 100% ownership of RTI SUB, RPDT does not own directly or indirectly the outstanding voting securities or interests (including membership interests) of any entity.

     (d) Concurrent with the Closing of the Merger, the RPDT stockholders identified on the RPDT Disclosure Schedule, holding collectively 13,943,750 shares of restricted common stock, shall tender to RPDT for cancellation all of the above mentioned shares, each in the amount set forth on the RPDT Disclosure Schedule.

     (e) Concurrent with the Closing of the Merger, RPDT shall amend its Articles of Incorporation to increase its authorized common stock from 20,000,000 shares to 100,000,000 shares, par value $0.001. RPDT shall comply at its sole cost and expense, with Regulation 14A or 14C, as may be applicable, when seeking the approval of such amendment and the approval of this Agreement.

     Section 2.3. Authority Relative to this Agreement; Recommendation. RPDT and RTI SUB has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by the Board of Directors of RPDT (the "RPDT Board") and no other corporate proceedings on the part of RPDT are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, except, as referred to in
Section 2.17, the approval and adoption of this Agreement by the holders of at least a majority of the then outstanding RPDT Shares. This Agreement has been duly and validly executed and delivered by RPDT and constitutes a valid, legal and binding agreement of RPDT, enforceable against RPDT in accordance with its terms. Prior to Closing, RPDT shall obtain approval of the Merger and the transactions contemplated herein in accordance with Section 78.378, et seq. of the Nevada Revised Statutes, and shall deliver the notice to Stockholders required by the NGCL.

     Section 2.4. SEC Reports; Financial Statements.

     (a) RPDT has filed all required forms, reports and documents with the Securities and Exchange Commission (the "SEC") since the filing of its initial registration statement on Form 10-SB on October 6, 2000, each of which has complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act (and the rules and regulations promulgated thereunder, respectively), each as in effect on the dates such forms, reports and documents were filed. RPDT has heretofore delivered or promptly will deliver prior to the Effective Time to Rapidtron, in the form filed with the SEC (including any amendments thereto but excluding any exhibits): (i) its Annual Reports on Form 10-KSB for the fiscal years ended December 31, 2000 and 2001,
(ii) all definitive proxy statements relating to RPDT's meetings of stockholders (whether annual or special) held since October 6, 2000, if any, and (iii) all other proxy solicitations, reports or registration statements filed by RPDT with the SEC since October 6, 2000 or any similar state agency at any time (all of the foregoing, collectively, the "RPDT SEC Reports"). None of such RPDT SEC Reports, including, without limitation, any financial statements or schedules included or incorporated by reference therein, contain any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements of RPDT included in the RPDT SEC Reports fairly present, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the financial position of RPDT as of the dates thereof and its results of operations and changes in financial position for the periods then ended. All material agreements, contracts and other documents required to be filed as exhibits to any of the RPDT SEC Reports have been so filed.

     (b) RPDT has heretofore made available or promptly will make available to Rapidtron a complete and correct copy of any amendments or modifications which are required to be filed with the SEC but have not yet been filed with the SEC, to agreements, documents or other instruments which previously had been filed by RPDT with the SEC pursuant to the Exchange Act.

     (c) RPDT shall prior to the Effective Time cause its independent auditor to deliver complete audited financial statements for the period ending December 31, 2002, ready to be filed with the Form 10-KSB (if not already filed), and a current copy of all documents in the auditor's file regarding RPDT, including work product, so that the new officers and directors of RPDT can cause the annual audit of RPDT for the year 2003 to be performed by a new auditor to be appointed by the new directors following the Closing. In addition, RPDT shall obtain at its sole cost and expense and cause its existing accountant to provide the letter to the SEC required by Regulation
229.304 (item 304). At Closing, RPDT shall not have any outstanding or unpaid liability for the foregoing, except as disclosed and permitted pursuant to Section 2.8 below.

     Section 2.5. Information Supplied. None of the information supplied or to be supplied by RPDT for inclusion or incorporation by reference in connection with the Merger (the "Information Statement") will at the date mailed to stockholders of RPDT and at the times of the meeting or meetings of stockholders of RPDT to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Information Statement, or proxy material insofar as it relates to the majority consent of RPDT's stockholders for the Merger, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

     Section 2.6. Consents and Approvals; No Violations. At Closing, no filing with or notice to, and no permit, authorization, consent or approval of, any court or tribunal or administrative, governmental or regulatory body, agency or authority (a "Governmental Entity") shall be necessary for the execution and delivery by RPDT or RTI SUB of this Agreement or the consummation by RPDT and RTI SUB of the transactions contemplated hereby, except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings or give such notice would not have a Material Adverse Effect on RPDT.

     Except as set forth in Section 2.6 of the RPDT Disclosure Schedule, neither the execution, delivery and performance of this Agreement by RPDT or RTI SUB nor the consummation by RPDT or RTI SUB of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the respective Articles of Incorporation or Bylaws (or similar governing documents) of RPDT or RTI SUB, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which RPDT or RTI SUB is a party or by which any of its properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to RPDT or RTI SUB or any of its properties or assets, except in the case of
(ii) or (iii) for violations, breaches or defaults which would not have a Material Adverse Effect on RPDT or RTI SUB.

     Section 2.7. No Default. Except as set forth in Section 2.7 of the RPDT Disclosure Schedule, neither RPDT nor RTI SUB is in breach, default or violation (and no event has occurred which with notice or the lapse of time or both would constitute a breach, default or violation) of any term, condition or provision of (i) its Articles of Incorporation or Bylaws (or similar governing documents), (ii) any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which RPDT or RTI SUB is now a party or by which any of its respective properties or assets may be bound or (iii) any order, writ, injunction, decree, law, statute, rule or regulation applicable to RPDT or RTI SUB or any of its respective properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults that would not have a Material Adverse Effect on RPDT. Except as set forth in Section 2.7 of the RPDT Disclosure Schedule, each note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which RPDT or RTI SUB is now a party or by which its respective properties or assets may be bound that is material to RPDT or RTI SUB and that has not expired is in full force and effect and is not subject to any material default thereunder of which RPDT or RTI SUB is aware by any party obligated to RPDT or RTI SUB thereunder.

     Section 2.8. No Undisclosed Liabilities; Absence of Changes. Except as set forth in Section 2.8 of the RPDT Disclosure Schedule, as of the date of this Agreement and Closing, RPDT does not and shall not have any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by generally accepted accounting principles to be reflected on a balance sheet of RPDT (including the notes thereto) or which would have a Material Adverse Effect on RPDT. Except as set forth in
Section 2.8 of the RPDT Disclosure Schedule, since September 30, 2002, RPDT has not incurred any liabilities of any nature, whether or not accrued, contingent or otherwise, which could reasonably be expected to have, and there have been no events, changes or effects with respect to RPDT having or which reasonably could be expected to have, a Material Adverse Effect on
RPDT. Except as set forth in Section 2.8 of the RPDT Disclosure Schedule, since September 30, 2002, there has not been (i) any material change by RPDT in its accounting methods, principles or practices (other than as required after the date hereof by concurrent changes in generally accepted accounting principles), (ii) any revaluation by RPDT of any of its assets having a
Material Adverse Effect on RPDT, including, without limitation, any write-down of the value of any assets other than in the ordinary course of business or (iii) any other action or event that would have required the consent of any other party hereto pursuant to Section 4.1 of this Agreement had such action or event occurred after the date of this Agreement. All liabilities and potential liabilities of RPDT (except any de minimus liabilities not exceeding $500.00 in the aggregate) are set forth in Section
2.8  of  the  RPDT  Disclosure Schedule and shall not exceed  Fifty  Thousand
Dollars  ($50,000.00) in the aggregate, and at Closing, RPDT  shall  have  no other  liabilities  whatsoever (provided, however, Rapidtron  shall  have  no right to terminate this Agreement as a result of a breach of the representation and warranty contained in this sentence unless (i) RPDT knew or should have known of such liability, or (ii) such liability would have a Material Adverse Effect upon RPDT).

     Section 2.9. Litigation. Except as disclosed in Section 2.9 of the RPDT Disclosure Schedule, there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of RPDT, threatened against RPDT or any of its subsidiaries or any of their respective properties or assets before any Governmental Entity which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on RPDT or could reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement. Neither RPDT nor RTI SUB is subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen in the future, could reasonably be expected to have a Material Adverse Effect on RPDT or RTI SUB or could reasonably be expected to prevent or delay the consummation of the transactions contemplated hereby.

     Section 2.10. Compliance with Applicable Law. RPDT holds all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the "RPDT Permits"), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals which would not have a Material Adverse Effect on RPDT. RPDT is in compliance with the terms of the RPDT Permits, except where the failure so to comply would not have a Material Adverse Effect on RPDT. The business of RPDT is not being conducted in violation of any law, ordinance or regulation of any Governmental Entity except that no representation or warranty is made in this Section 2.10 with respect to Environmental Laws (as defined in Section 2.12 below) and except for violations or possible violations which do not, and, insofar as reasonably can be foreseen, in the future will not, have a Material Adverse Effect on RPDT. No investigation or review by any Governmental Entity with respect to RPDT is pending or, to the knowledge of RPDT, threatened, nor, to the knowledge of RPDT, has any Governmental Entity indicated an intention to conduct the same, other than, in each case, those which RPDT reasonably believes will not have a Material Adverse Effect on RPDT.

     Section 2.11. Employee Benefit Plans; Labor Matters.

     (a) Except as set forth in Section 2.11(a) of the RPDT Disclosure Schedule with respect to each employee benefit plan, program, policy, arrangement and contract (including, without limitation, any "employee benefit plan," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), maintained or contributed to at any time by RPDT or RTI SUB or any entity required to be aggregated with RPDT pursuant to Section 414 of the Code (each, a "RPDT Employee Plan"), no event has occurred and to the knowledge of RPDT, no condition or set of circumstances exists in connection with which RPDT could reasonably be expected to be subject to any liability which would have a Material Adverse Effect on RPDT.

     (b) (i) No RPDT Employee Plan is or has been subject to Title IV of ERISA or Section 412 of the Code; and (ii) each RPDT Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code is the subject of a favorable Internal Revenue Service determination letter, and nothing has occurred which could reasonably be expected to adversely affect such determination.

     (c) Section 2.11(c) of the RPDT Disclosure Schedule sets forth a true and complete list, as of the date of this Agreement, of each person who holds any RPDT Stock Options, together with the number of RPDT Shares which are subject to such option, the date of grant of such option, the extent to which such option is vested (or will become vested as a result of the Merger), the option price of such option (to the extent determined as of the date hereof), whether such option is a nonqualified stock option or is intended to qualify as an incentive stock option within the meaning of Section 422(b) of the Code, and the expiration date of such option. Section 2.11(c) of the RPDT Disclosure Schedule also sets forth the total number of such incentive stock options and such nonqualified options. RPDT has furnished Rapidtron with complete copies of the plans pursuant to which the RPDT Stock Options were issued. Other than the automatic vesting of RPDT Stock Options that may occur without any action on the part of RPDT or its officers or directors, RPDT has not taken any action that would result in any RPDT Stock Options that are unvested becoming vested in connection with or as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. All such options and other employment agreements shall be terminated as of Closing, and RPDT shall have no liability to any such parties except as disclosed and permitted pursuant to Section 2.8 above.

     (d) RPDT has made available to Rapidtron (i) a description of the terms of employment and compensation arrangements of all officers of RPDT and a copy of each such agreement currently in effect; (ii) copies of all written agreements or a complete description of all oral agreements with consultants who are individuals obligating RPDT to make annual cash payments in an amount exceeding $10,000; (iii) a schedule listing all officers of RPDT who have executed a non-competition agreement with RPDT and a copy of each such agreement currently in effect; (iv) copies (or descriptions) of all severance agreements, programs and policies of RPDT with or relating to its employees, except programs and policies required to be maintained by law; and (v) copies of all plans, programs, agreements and other arrangements of RPDT with or relating to its employees which contain change in control provisions all of which are set forth in Section 2.11(d) of the RPDT Disclosure Schedule. All such employment and other agreements shall be terminated as of Closing, and RPDT shall have no liability to any such parties except as disclosed and permitted pursuant to Section 2.8 above.

     (e) There shall be no payment, accrual of additional benefits, acceleration of payments, or vesting in any benefit under any RPDT Employee Plan or any agreement or arrangement disclosed under this Section 2.11 solely by reason of entering into or in connection with the transactions contemplated by this Agreement.

     (f) There are no controversies pending or, to the knowledge of RPDT, threatened, between RPDT and any of their employees. Neither RPDT nor any of its subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by RPDT or any of its subsidiaries (and neither RPDT nor any of its subsidiaries has any outstanding material liability with respect to any terminated collective bargaining agreement or labor union contract), nor does RPDT know of any activities or proceedings of any labor union to organize any of its or employees. RPDT has no knowledge of any strike, slowdown, work stoppage, lockout or threat thereof, by or with respect to any of its employees.

     Section 2.12. Environmental Laws and Regulations.

     (a) (i) RPDT and RTI SUB is in material compliance with all applicable federal, state, local and foreign laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) (collectively, "Environmental Laws"), except for non-compliance that would not have a Material Adverse Effect on RPDT, which compliance includes, but is not limited to, the possession by RPDT of all material permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) RPDT has not received written notice of, or, to the knowledge of RPDT, is the subject of, any action, cause of action, claim, investigation, demand or notice by any person or entity alleging liability under or non-compliance with any Environmental Law (an ``Environmental Claim") that could reasonably be expected to have a Material Adverse Effect on RPDT; and (iii) to the knowledge of RPDT, there are no circumstances that are reasonably likely to prevent or interfere with such material compliance in the future.

     (b) There are no Environmental Claims which could reasonably be expected to have a Material Adverse Effect on RPDT that are pending or, to the knowledge of RPDT, threatened against RPDT or, to the knowledge of RPDT, against any person or entity whose liability for any Environmental Claim RPDT has or may have retained or assumed either contractually or by operation of law.

     Section 2.13. Tax Matters.

     (a) Except as set forth in Section 2.13 of the RPDT Disclosure Schedule:
(i) RPDT has filed or has had filed on its behalf in a timely manner (within any applicable extension periods) with the appropriate Governmental Entity all income and other material Tax Returns (as defined herein) with respect to Taxes (as defined herein) of RPDT and all Tax Returns were in all material respects true, complete and correct, except the income tax return for the calendar year 2001 which shall be filed prior to Closing, and the income tax return for the calendar year 2002, which shall be filed prior to the Effective Time; (ii) all material Taxes with respect to RPDT have been paid in full or have been provided for in accordance with GAAP on RPDT's most recent balance sheet which is part of the RPDT SEC Documents. (iii) there are no outstanding agreements or waivers extending the statutory period of limitations applicable to any federal, state, local or foreign income or other material Tax Returns required to be filed by or with respect to RPDT;
(iv) to the knowledge of RPDT none of the Tax Returns of or with respect to RPDT is currently being audited or examined by any Governmental Entity; and
(v) no deficiency for any income or other material Taxes has been assessed with respect to RPDT which has not been abated or paid in full.

     (b) For purposes of this Agreement, (i) "Taxes" shall mean all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, sales, use, ad valorem, goods and services, capital, transfer, franchise, profits, license, withholding, payroll, employment, employer health, excise, estimated, severance, stamp, occupation, property or other taxes, customs duties, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority and (ii) "Tax Return" shall mean any report, return, documents declaration or other information or filing required to be supplied to any taxing authority or jurisdiction with respect to Taxes.

     Section 2.14. Title to Property. Each of RPDT and RTI SUB has good and defensible title to all of its properties and assets, free and clear of all liens, charges and encumbrances except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which, individually or in the aggregate, would not have a Material Adverse Effect on RPDT; and, to RPDT's knowledge, all leases pursuant to which RPDT leases from others real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, to the knowledge of RPDT, under any of such leases, any existing material default or event of default (or event which with notice of lapse of time, or both, would constitute a default and in respect of which RPDT has not taken adequate steps to prevent such a default from occurring) except where the lack of such good standing, validity and effectiveness, or the existence of such default or event, would not have a Material Adverse Effect on RPDT.

     Section 2.15. Intellectual Property.

     (a) Each of RPDT and RTI SUB owns, or possesses adequate licenses or other valid rights to use, all existing United States and foreign patents, trademarks, trade names, service marks, copyrights, trade secrets and applications therefor that are material to its business as currently conducted (the "RPDT Intellectual Property Rights").

     (b) The validity of the RPDT Intellectual Property Rights and the title thereto of RPDT is not being questioned in any litigation to which RPDT is a party.

     (c) Except as set forth in Section 2.15(c) of the RPDT Disclosure Schedule, the conduct of the business of RPDT as now conducted does not, to RPDT's knowledge, infringe any valid patents, trademarks, trade names, service marks or copyrights of others. The consummation of the transactions completed hereby will not result in the loss or impairment of any RPDT Intellectual Property Rights. Rapidtron acknowledges and consents to RPDT's use of the corporate name Rapidtron during the term of this Agreement, and in the event the Merger fails to Close or this Agreement is otherwise terminated, RPDT shall immediately cease using the tradename Rapidtron and shall seek to promptly change its corporate name from Rapidtron, Inc. to a dissimilar name.

     (d) RPDT has taken steps it believes appropriate to protect and maintain its trade secrets as such, except in cases where RPDT has elected to rely on patent or copyright protection in lieu of trade secret protection.

     Section 2.16. Insurance. RPDT currently does not maintain general liability or other business insurance.

     Section 2.17. Vote Required. The affirmative vote of the holders of at least a majority of the outstanding RPDT Shares is the only vote of the holders of any class or series of RPDT's capital stock necessary to approve and adopt this Agreement and the Merger.

     Section 2.18. Tax Treatment. Neither RPDT nor, to the knowledge of RPDT, any of its affiliates has taken or agreed to take action that would prevent the Merger from constituting a reorganization qualifying under the provisions of Section 368 of the Code.

     Section 2.19. Affiliates. Except for Principal RPDT Stockholders ("PFS") and the directors and executive officers of RPDT, each of whom is listed in
Section 2.19 of the RPDT Disclosure Schedule, there are no persons who, to the knowledge of RPDT, may be deemed to be affiliates of RPDT under Rule 1-02(b) of Regulation S-X of the SEC (the "RPDT Affiliates").

     Section 2.20. Certain Business Practices. None of RPDT, RTI SUB, or any directors, officers, agents or employees of RPDT or RTI SUB has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended (the "FCPA"), or (iii) made any other unlawful payment.

     Section 2.21. Insider Interests. Except as set forth in Section 2.21 of the RPDT Disclosure Schedule, no officer or director of RPDT or RTI SUB has any interest in any material property, real or personal, tangible or intangible, including without limitation, any computer software or RPDT Intellectual Property Rights, used in or pertaining to the business of RPDT, except for the ordinary rights of a stockholder.

     Section 2.22. Opinion of Financial Adviser. No advisers, as of the date hereof, have delivered to the RPDT Board a written opinion to the effect that, as of such date, the exchange ratio contemplated by the Merger is fair to the holders of RPDT Shares.

     Section 2.23. Brokers. Except as set forth in Section 2.23 of the RPDT Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of RPDT or RTI SUB.

     Section 2.24. Disclosure. No representation or warranty of RPDT or RTI SUB in this Agreement or any certificate, schedule, document or other instrument furnished or to be furnished to Rapidtron pursuant hereto or in connection herewith contains, as of the date of such representation, warranty or instrument, or will contain any untrue statement of a material fact or, at the date thereof, omits or will omit to state a material fact necessary to make any statement herein or therein, in light of the circumstances under which such statement is or will be made, not misleading.

     Section 2.25. No Existing Discussions. As of the date hereof, neither RPDT nor RTI SUB is engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to any Third Party Acquisition.

     Section 2.26. Material Contracts.

     (a) RPDT and RTI SUB has delivered or otherwise made available to Rapidtron true, correct and complete copies of all contracts and agreements (and all amendments, modifications and supplements thereto and all side letters to which RPDT is a party affecting the obligations of any party thereunder) to which RPDT is a party or by which any of its properties or assets are bound that are material to the business, properties or assets of RPDT taken as a whole, including, without limitation, to the extent any of the following are, individually or in the aggregate, material to the business, properties or assets of RPDT taken as a whole, all: (i) employment, product design or development, personal services, consulting, non-competition, severance, golden parachute or indemnification contracts (including, without limitation, any contract to which RPDT is a party involving employees of RPDT); (ii) licensing, publishing, merchandising or distribution agreements; (iii) contracts granting rights of first refusal or first negotiation; (iv) partnership or joint venture agreements; (v) agreements for the acquisition, sale or lease of material properties or assets or stock or otherwise entered into since September 30, 2002; (vi)
contracts or agreements with any Governmental Entity. and (vii) all commitments and agreements to enter into any of the foregoing (collectively, together with any such contracts entered into in accordance with Section 4.1 hereof, the "RPDT Contracts"). RPDT is not a party to or bound by any severance, golden parachute or other agreement with any employee or consultant pursuant to which such person would be entitled to receive any additional compensation or an accelerated payment of compensation as a result of the consummation of the transactions contemplated hereby.

     (b) Each of the RPDT Contracts is valid and enforceable in accordance with its terms, and there is no default under any RPDT Contract so listed either by RPDT or, to the knowledge of RPDT, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by RPDT or, to the knowledge of RPDT, any other party, in any such case in which such default or event could reasonably be expected to have a Material Adverse Effect on RPDT.

     (c) No party to any such RPDT Contract has given notice to RPDT of or made a claim against RPDT with respect to any breach or default thereunder, in any such case in which such breach or default could reasonably be expected to have a Material Adverse Effect on RPDT.

     Section 2.27. Stockholder Claims. To the best of RPDT's knowledge, there are no existing Claims against RPDT by any current or former stockholders of RPDT.

     Section 2.28. Knowledge of RPDT. For purposes of the representations and warranties made by RPDT pursuant to this Article 2, knowledge of RPDT shall include the knowledge of all officers and directors, past and present.

                                  ARTICLE 3

                 Representations and Warranties of Rapidtron

     Except as set forth on the Disclosure Schedule delivered by Rapidtron to RPDT (the "Rapidtron Disclosure Schedule") or as otherwise set forth in this Agreement, Rapidtron hereby represents and warrants, and John Creel represents to his actual knowledge, to RPDT, as follows:

     Section 3.1. Organization and Qualification.

     (a) Each of Rapidtron and its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority would not have a Material Adverse Effect (as defined below) on Rapidtron. When used in connection with Rapidtron, the term "Material Adverse Effect'' means any change or effect (i) that is or is reasonably likely to be materially adverse to the business, results of operations, condition (financial or otherwise) or prospects of Rapidtron and its subsidiaries, taken as a whole, other than any change or effect arising out of general economic conditions unrelated to any businesses in which Rapidtron and its subsidiaries are engaged, or (ii) that may impair the ability of Rapidtron to consummate the transactions contemplated hereby.

     (b) Rapidtron has heretofore delivered to RPDT accurate and complete copies of the Certificate of Incorporation and Bylaws (or similar governing documents), as currently in effect, of Rapidtron. Each of Rapidtron and its subsidiaries is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect on Rapidtron.

     Section 3.2. Capitalization of Rapidtron.

     (a) The authorized capital stock of Rapidtron consists of: (i) Twenty Million (20,000,000) Rapidtron Common Shares, par value $0.001 per share, of which, as of December 31, 2002, Ten Million Fifty-two Thousand (10,052,000) Rapidtron Shares were issued and outstanding, and (ii) Five Million (5,000,000) Rapidtron Preferred Shares, par value $0.001 per share, of which, as of December 31, 2002 there were no preferred shares outstanding, and no Rapidtron Shares were held in treasury. As of December 31, 2002 there were 1,325,000 Rapidtron Shares reserved for issuance pursuant to certain stock option agreements, all of which will be cancelled upon Closing of this Agreement. All of the outstanding Rapidtron Shares have been duly authorized and validly issued, and are fully paid, nonassessable and free of preemptive rights. Except as set forth herein, as of the date hereof, there are no outstanding (i) shares of capital stock or other voting securities of Rapidtron, (ii) securities of Rapidtron convertible into or exchangeable for shares of capital stock or voting securities of Rapidtron, (iii) options or other rights to acquire from Rapidtron and, no obligations of Rapidtron to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Rapidtron, and (iv) equity equivalents, interests in the ownership or earnings of Rapidtron or other similar rights (collectively, "Rapidtron Securities"). As of the date hereof, except as set forth on Schedule 3.2(a) of the Rapidtron Disclosure Schedule there are no outstanding obligations of Rapidtron or its subsidiaries to repurchase, redeem or otherwise acquire any Rapidtron Securities or stockholder agreements, voting trusts or other agreements or understandings to which Rapidtron is a party or by which it is bound relating to the voting or registration of any shares of capital stock of Rapidtron.

     (b) Except as set forth in Section 3.2(b) of the Rapidtron Disclosure Schedule, Rapidtron is the record and beneficial owner of all of the issued and outstanding shares of capital stock of its subsidiaries.

     (c) Except as set forth in Section 3.2(c) of the Rapidtron Disclosure Schedule, between January 1, 2003 and the date hereof, no shares of Rapidtron's capital stock have been issued and no Rapidtron Stock options have been granted.

     (d) Except as set forth in Section 3.2(d) of the Rapidtron Disclosure Schedule, there are no securities of Rapidtron convertible into or exchangeable for, no options or other rights to acquire from Rapidtron, and no other contract, understanding, arrangement or obligation (whether or not contingent) providing for the issuance or sale, directly or indirectly, of any capital stock or other ownership interests in, or any other securities of, any subsidiary of Rapidtron.

     (e) The Rapidtron Shares constitute the only class of equity securities of Rapidtron or its subsidiaries currently issued and outstanding.

     (f) Except as set forth in Section 3.2(f) of the Rapidtron Disclosure Schedule or otherwise contemplated in this Agreement with respect to Axess AG, Rapidtron does not own directly or indirectly any outstanding voting securities or interests (including membership interests) of any entity.

     Section 3.3. Authority Relative to this Agreement; Recommendation.

     (a) Rapidtron has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Rapidtron (the "Rapidtron Board"), and no other corporate proceedings on the part of Rapidtron are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, except, as referred to in Section 3.17, the approval and adoption of this Agreement by the holders of at least a majority of the then outstanding Rapidtron Shares. This Agreement has been duly and validly executed and delivered by Rapidtron and constitutes a valid, legal and binding agreement of Rapidtron, enforceable against Rapidtron in accordance with its terms.

     (b) The Rapidtron Board has resolved to recommend that the shareholders of Rapidtron approve and adopt this Agreement.

     Section 3.4. SEC Reports; Financial Statements. Rapidtron's stock is not registered under the Exchange Act, and Rapidtron is not required to file periodic reports under Section 12 or 15(d) thereunder.

     Section 3.5. Information Supplied. None of the information supplied or to be supplied by Rapidtron for inclusion or incorporation by reference to the RPDT Information Statement, 8-K or other SEC Report will, at the time it is delivered to RPDT or confirmed in writing prior to filing with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and none of the information supplied or to be supplied by Rapidtron for inclusion or incorporation by reference to the Information Statement will, at the date mailed to stockholders of RPDT and at the times of the meeting or meetings of stockholders of RPDT to be held in connection with the Merger, if necessary, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     Section 3.6. Consents and Approvals; No Violations. Except as set forth in Section 3.6 of the Rapidtron Disclosure Schedule, and for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act, state securities or blue sky laws, the HSR Act, the rules of the NASD, and the filing and recordation of the Merger Certificate as required by the NGCL, no filing with or notice to, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution and delivery by Rapidtron of this Agreement or the consummation by Rapidtron of the transactions contemplated hereby, except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings or give such notice would not have a Material Adverse Effect on Rapidtron.

     Neither the execution, delivery and performance of this Agreement by Rapidtron nor the consummation by Rapidtron of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the respective Certificate of Incorporation or Bylaws (or similar governing documents) of Rapidtron or any of Rapidtron's subsidiaries, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Rapidtron or any of Rapidtron's subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound or (iii) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to Rapidtron or any of Rapidtron's subsidiaries or any of their respective properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults which would not have a Material Adverse Effect on Rapidtron.

     Section 3.7. No Default. Except as set forth on the Disclosure Schedule, none of Rapidtron or any of its subsidiaries is in breach, default or violation (and no event has occurred which with notice or the lapse of time or both would constitute a breach, default or violation) of any term, condition or provision of (i) its Certificate of Incorporation or Bylaws (or similar governing documents), (ii) any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Rapidtron or any of its subsidiaries is now a party or by which any of them or any of their respective properties or assets may be bound or (iii) any order, writ, injunction, decree, law, statute, rule or regulation applicable to Rapidtron, its subsidiaries or any of their respective properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults that would not have a Material Adverse Effect on Rapidtron. Each note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Rapidtron or any of its subsidiaries is now a party or by which any of them or any of their respective properties or assets may be bound that is material to Rapidtron and its subsidiaries taken as a whole and that has not expired is in full force and effect and is not subject to any material default thereunder of which Rapidtron is aware by any party obligated to Rapidtron or any subsidiary thereunder.

     Section 3.8. No Undisclosed Liabilities; Absence of Changes. Except as and to the extent disclosed by Rapidtron, none of Rapidtron or its subsidiaries had any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by generally accepted accounting principles to be reflected on a consolidated balance sheet of Rapidtron and its consolidated subsidiaries (including the notes thereto) or which would have a Material Adverse Effect on Rapidtron. Except as disclosed by Rapidtron, none of Rapidtron or its subsidiaries has incurred any liabilities of any nature, whether or not accrued, contingent or otherwise, which could reasonably be expected to have, and there have been no events, changes or effects with respect to Rapidtron or its subsidiaries having or which could reasonably be expected to have, a Material Adverse Effect on Rapidtron. Except as and to the extent disclosed by Rapidtron there has not been (i) any material change by Rapidtron in its accounting methods, principles or practices (other than as required after the date hereof by concurrent changes in generally accepted accounting principles), (ii) any revaluation by Rapidtron of any of its assets having a Material Adverse Effect on Rapidtron, including, without limitation, any write-down of the value of any assets other than in the ordinary course of business or (iii) any other action or event that would have required the consent of any other party hereto pursuant to Section 4.2 of this Agreement had such action or event occurred after the date of this Agreement.

     Section 3.9. Litigation. Except as set forth in Schedule 3.9 of the Rapidtron Disclosure Schedule, there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of Rapidtron, threatened against Rapidtron or any of its subsidiaries or any of their respective properties or assets before any Governmental Entity which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on Rapidtron or could reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement. Except as disclosed by Rapidtron, none of Rapidtron or its subsidiaries is subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen in the future, could reasonably be expected to have a Material Adverse Effect on Rapidtron or could reasonably be expected to prevent or delay the consummation of the transactions contemplated hereby.

     Section 3.10. Compliance with Applicable Law. Except as disclosed by Rapidtron, Rapidtron and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the "Rapidtron Permits"), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals which would not have a Material Adverse Effect on Rapidtron. Except as disclosed by Rapidtron, Rapidtron and its subsidiaries are in compliance with the terms of the Rapidtron Permits, except where the failure so to comply would not have a Material Adverse Effect on Rapidtron. Except as disclosed by Rapidtron, Rapidtron has not received written notice from any governmental entity that the businesses of Rapidtron and its subsidiaries are being conducted in violation of any law, ordinance or regulation of any Governmental Entity except that no representation or warranty is made in this Section 3.10 with respect to Environmental Laws and except for violations or possible violations which do not, and, insofar as reasonably can be foreseen, in the future will not, have a Material Adverse Effect on Rapidtron. Except as disclosed by Rapidtron, no investigation or review by any Governmental Entity with respect to Rapidtron or its subsidiaries is pending or, to the knowledge of Rapidtron, threatened, nor, to the knowledge of Rapidtron, has any Governmental Entity indicated an intention to conduct the same, other than, in each case, those which Rapidtron reasonably believes will not have a Material Adverse Effect on Rapidtron.

     Section 3.11. Employee Benefit Plans; Labor Matters.

     (a) With respect to each employee benefit plan, program, policy, arrangement and contract (including, without limitation, any "employee benefit plan," as defined in Section 3(3) of ERISA), maintained or contributed to at any time by Rapidtron, any of its subsidiaries or any entity required to be aggregated with Rapidtron or any of its subsidiaries pursuant to Section 414 of the Code (each, a "Rapidtron Employee Plan"), no event has occurred and, to the knowledge of Rapidtron, no condition or set of circumstances exists in connection with which Rapidtron or any of its subsidiaries could reasonably be expected to be subject to any liability which would have a Material Adverse Effect on Rapidtron.

     (b) (i) No Rapidtron Employee Plan is or has been subject to Title IV of ERISA or Section 412 of the Code; and (ii) each Rapidtron Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code is the subject of a favorable Internal Revenue Service determination letter, and nothing has occurred which could reasonably be expected to adversely affect such determination.

     (c) Section 3.11(c) of the Rapidtron Disclosure Schedule sets forth a true and complete list, as of the date of this Agreement, of each person who holds any Rapidtron Stock Options, together with the number of Rapidtron Shares which are subject to such option, the date of grant of such option, the extent to which such option is vested (or will become vested as a result of the Merger), the option price of such option (to the extent determined as of the date hereof), whether such option is a nonqualified stock option or is intended to qualify as an incentive stock option within the meaning of
Section 422(b) of the Code, and the expiration date of such option. Section 3.11(c) of the Rapidtron Disclosure Schedule also sets forth the total number of such incentive stock options and such nonqualified options. Rapidtron has furnished RPDT with complete copies of the plans pursuant to which the Rapidtron Stock Options were issued. Other than the automatic vesting of Rapidtron Stock Options that may occur without any action on the part of Rapidtron or its officers or directors, Rapidtron has not taken any action that would result in any Rapidtron Stock Options that are unvested becoming vested in connection with or as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     (d) Rapidtron has made available to RPDT (i) a description of the terms of employment and compensation arrangements of all officers of Rapidtron and a copy of each such agreement currently in effect; (ii) copies of all agreements with consultants who are individuals obligating Rapidtron to make annual cash payments in an amount exceeding $60,000; (iii) a schedule listing all officers of Rapidtron who have executed a non-competition agreement with Rapidtron and a copy of each such agreement currently in effect; (iv) copies (or descriptions) of all severance agreements, programs and policies of Rapidtron with or relating to its employees, except programs and policies required to be maintained by law; and (v) copies of all plans, programs, agreements and other arrangements of Rapidtron with or relating to its employees which contain change in control provisions.

     (e) Except as disclosed in Section 3.11(e) of the Rapidtron Disclosure Schedule there shall be no payment, accrual of additional benefits, acceleration of payments, or vesting in any benefit under any Rapidtron Employee Plan or any agreement or arrangement disclosed under this Section
3.11 solely by reason of entering into or in connection with the transactions contemplated by this Agreement.

     (f) There are no controversies pending or, to the knowledge of Rapidtron threatened, between Rapidtron or any of its subsidiaries and any of their respective employees, which controversies have or could reasonably be expected to have a Material Adverse Effect on Rapidtron. Neither Rapidtron nor any of its subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Rapidtron or any of its subsidiaries (and neither Rapidtron nor any of its subsidiaries has any outstanding material liability with respect to any terminated collective bargaining agreement or labor union contract), nor does Rapidtron know of any activities or proceedings of any labor union to organize any of its or any of its subsidiaries' employees. Rapidtron has no knowledge of any strike, slowdown, work stoppage, lockout or threat thereof by or with respect to any of its or any of its subsidiaries' employees.

     Section 3.12. Environmental Laws and Regulations.

     (a) Except as disclosed by Rapidtron, (i) each of Rapidtron and its subsidiaries is in material compliance with all Environmental Laws, except for non-compliance that would not have a Material Adverse Effect on Rapidtron, which compliance includes, but is not limited to, the possession by Rapidtron and its subsidiaries of all material permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) none of Rapidtron or its subsidiaries has received written notice of, or, to the knowledge of Rapidtron, is the subject of, any Environmental Claim that could reasonably be expected to have a Material Adverse Effect on Rapidtron; and (iii) to the knowledge of Rapidtron, there are no circumstances that are reasonably likely to prevent or interfere with such material compliance in the future.

     (b) Except as disclosed by Rapidtron, there are no Environmental Claims which could reasonably be expected to have a Material Adverse Effect on Rapidtron that are pending or, to the knowledge of Rapidtron, threatened against Rapidtron or any of its subsidiaries or, to the knowledge of Rapidtron, against any person or entity whose liability for any Environmental Claim Rapidtron or its subsidiaries has or may have retained or assumed either contractually or by operation of law.

     Section 3.13. Tax Matters. Except as set forth in Section 3.13 of the Rapidtron Disclosure Schedule: (i) Rapidtron and each of its subsidiaries has filed or has had filed on its behalf in a timely manner (within any applicable extension periods) with the appropriate Governmental Entity all income and other material Tax Returns with respect to Taxes of Rapidtron and each of its subsidiaries and all Tax Returns were in all material respects true, complete and correct; (ii) all material Taxes with respect to Rapidtron and each of its subsidiaries have been paid in full or have been provided for in accordance with GAAP on Rapidtron's most recent balance sheet; (iii) there are no outstanding agreements or waivers extending the statutory period of limitations applicable to any federal, state, local or foreign income or other material Tax Returns required to be filed by or with respect to Rapidtron or its subsidiaries; (iv) to the knowledge of Rapidtron none of the Tax Returns of or with respect to Rapidtron or any of its subsidiaries is currently being audited or examined by any Governmental Entity; and (v) no deficiency for any income or other material Taxes has been assessed with respect to Rapidtron or any of its subsidiaries which has not been abated or paid in full.

     Section 3.14. Title to Property. Rapidtron and each of its subsidiaries have good and defensible title to all of their properties and assets, free and clear of all liens, charges and encumbrances except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which, individually or in the aggregate, would not have a Material Adverse Effect on Rapidtron; and, to

Rapidtron's knowledge, all leases pursuant to which Rapidtron or any of its subsidiaries lease from others real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, to the knowledge of Rapidtron, under any of such leases, any existing material default or event of default (or event which with notice or lapse of time, or both, would constitute a material default and in respect of which Rapidtron or such subsidiary has not taken adequate steps to prevent such a default from occurring) except where the lack of such good standing, validity and effectiveness, or the existence of such default or event of default would not have a Material Adverse Effect on Rapidtron.

     Section 3.15. Intellectual Property.

     (a) Each of Rapidtron and its subsidiaries owns, or possesses adequate licenses or other valid rights to use, all existing United States and foreign patents, trademarks, trade names, service marks, copyrights, trade secrets, and applications therefor that are material to its business as currently conducted (the "Rapidtron Intellectual Property Rights").

     (b) Except as set forth in Section 3.15(b) of the Rapidtron Disclosure Schedule the validity of the Rapidtron Intellectual Property Rights and the title thereto of Rapidtron or any subsidiary, as the case may be, is not being questioned in any litigation to which Rapidtron or any subsidiary is a party.

     (c) The conduct of the business of Rapidtron and its subsidiaries as now conducted does not, to Rapidtron's knowledge, infringe any valid patents, trademarks, tradenames, service marks or copyrights of others. The consummation of the transactions contemplated hereby will not result in the loss or impairment of any Rapidtron Intellectual Property Rights.

     (d) Each of Rapidtron and its subsidiaries has taken steps it believes appropriate to protect and maintain its trade secrets as such, except in cases where Rapidtron has elected to rely on patent or copyright protection in lieu of trade secret protection.

     Section 3.16. Insurance. Rapidtron and its subsidiaries maintain general liability and other business insurance that Rapidtron believes to be reasonably prudent for its business.

     Section 3.17. Vote Required. The affirmative vote of the holders of at least a majority of the outstanding Rapidtron Shares is the only vote of the holders of any class or series of Rapidtron's capital stock necessary to approve and adopt this Agreement and the Merger.

     Section 3.18. Tax Treatment. Neither Rapidtron nor, to the knowledge of Rapidtron, any of its affiliates has taken or agreed to take any action that would prevent the Merger from constituting a reorganization qualifying under the provisions of Section 368(a) of the Code.

     Section 3.19. Affiliates. Except for the directors and executive officers of Rapidtron, each of whom is listed in Section 3.19 of the Rapidtron Disclosure Schedule, there are no persons who, to the knowledge of Rapidtron, may be deemed to be affiliates of Rapidtron under Rule 1-02(b) of Regulation S-X of the SEC (the "Rapidtron Affiliates").

     Section 3.20. Certain Business Practices. None of Rapidtron, any of its subsidiaries or any directors, officers, agents or employees of Rapidtron or any of its subsidiaries has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the FCPA, or (iii) made any other unlawful payment.

     Section 3.21. Insider Interests. Except as set forth in Section 3.21 of the Rapidtron Disclosure Schedule, no officer or director of Rapidtron has any interest in any material property, real or personal, tangible or intangible, including without limitation, any computer software or Rapidtron Intellectual Property Rights, used in or pertaining to the business of Rapidtron or any subsidiary, except for the ordinary rights of a stockholder or employee stock optionholder.

     Section 3.22. Opinion of Financial Adviser. No advisers, as of the date hereof, have delivered to the Rapidtron Board a written opinion to the effect that, as of such date, the exchange ratio contemplated by the Merger is fair to the holders of Rapidtron Shares.

     Section 3.23. Brokers. Except as set forth on the Rapidtron Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finders or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Rapidtron.

     Section 3.24. Disclosure. No representation or warranty of Rapidtron in this Agreement or any certificate, schedule, document or other instrument furnished or to be furnished to RPDT pursuant hereto or in connection herewith contains, as of the date of such representation, warranty or instrument, or will contain any untrue statement of a material fact or, at the date thereof, omits or will omit to state a material fact necessary to make any statement herein or therein, in light of the circumstances under which such statement is or will be made, not misleading.

     Section 3.25. No Existing Discussions. As of the date hereof, Rapidtron is not engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to any Third Party Acquisition.

     Section 3.26. Material Contracts.

     (a) Rapidtron has delivered or otherwise made available to RPDT true, correct and complete copies of all contracts and agreements (and all amendments, modifications and supplements thereto and all side letters to which Rapidtron is a party affecting the obligations of any party thereunder) to which Rapidtron or any of its subsidiaries is a party or by which any of their properties or assets are bound that are material to the business, properties or assets of Rapidtron and its subsidiaries taken as a whole, including, without limitation, to the extent any of the following are, individually or in the aggregate, material to the business, properties or assets of Rapidtron and its subsidiaries taken as a whole, all: (i) employment, product design or development, personal services, consulting, non-competition, severance, golden parachute or indemnification contracts (including, without limitation, any contract to which Rapidtron is a party involving employees of Rapidtron); (ii) licensing, publishing, merchandising or distribution agreements; (iii) contracts granting rights of first refusal or first negotiation; (iv) partnership or joint venture agreements; (v) agreements for the acquisition, sale or lease of material properties or assets or stock or otherwise. (vi) contracts or agreements with any Governmental Entity; and (vii) all commitments and agreements to enter into any of the foregoing (collectively, together with any such contracts entered into in accordance with Section 4.2 hereof, the "Rapidtron Contracts"). Neither Rapidtron nor any of its subsidiaries is a party to or bound by any severance, golden parachute or other agreement with any employee or consultant pursuant to which such person would be entitled to receive any additional compensation or an accelerated payment of compensation as a result of the consummation of the transactions contemplated hereby.

     (b) Each of the Rapidtron Contracts is valid and enforceable in accordance with its terms, and there is no default under any Rapidtron Contract so listed either by Rapidtron or, to the knowledge of Rapidtron, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by Rapidtron or, to the knowledge of Rapidtron, any other party, in any such case in which such default or event could reasonably be expected to have a Material Adverse Effect on Rapidtron.

     (c) No party to any such Rapidtron Contract has given notice to Rapidtron of or made a claim against Rapidtron with respect to any breach or default thereunder, in any such case in which such breach or default could reasonably be expected to have a Material Adverse Effect on Rapidtron.

      Section 3.27 Affiliate Loans; Related Party Transactions; Accrued Salaries. Rapidtron expressly agrees that any outstanding loans payable or accrued salary due to its officers, directors, management, employees and/or affiliates shall be paid only from revenues earned by Rapidtron through the sale of its products or services, or future equity investments or loans not contemplated by this Agreement. In no event shall Rapidton, directly or indirectly, use any of the financing proceeds described in Section 1.11 of this Agreement for the repayment of any outstanding loan payable or accrued salary due to any of the above referenced parties.

                                  ARTICLE 4

                                  Covenants

     Section 4.1. Conduct of Business of RPDT and RTI SUB. Except as contemplated by this Agreement or as described in Section 4.1 of the RPDT Disclosure Schedule, during the period from the date hereof to the Effective Time, RPDT will conduct its operations in the ordinary course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement, seek to preserve intact its current business organization, keep available the service of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that goodwill and ongoing businesses shall be unimpaired at the Effective Time. Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement or as described in

Section 4.1 of the RPDT Disclosure Schedule, prior to the Effective Time, RPDT will not, without the prior written consent of Rapidtron, except as required to perfect this Agreement:

     (a) amend its Articles of Incorporation or Bylaws (or other similar governing instrument);

     (b) amend the terms of any stock of any class or any other securities (except bank loans) or equity equivalents, or issue any new RPDT Securities.

     (c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, make any other actual, constructive or deemed distribution in respect of its capital stock or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of its securities;

     (d)  adopt  a  plan  of  complete or partial  liquidation,  dissolution,
merger,    consolidation,    restructuring,   recapitalization    or    other
reorganization of RPDT (other than the Merger);

     (e) (i) incur or assume any long-term or short-term debt or issue any debt securities except for borrowings or issuances of letters of credit under existing lines of credit in the ordinary course of business; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person.
(iii) make any loans, advances or capital contributions to, or investments in, any other person; (iv) pledge or otherwise encumber shares of capital stock of RPDT; or (v) mortgage or pledge any of its material assets, tangible or intangible, or create or suffer to exist any material Lien thereupon (other than tax Liens for taxes not yet due);

     (f) except as may be required by law, enter into, adopt or amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee in any manner, or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof (including, without limitation, the granting of stock appreciation rights or performance units); provided, however, that this paragraph (f) shall not prevent RPDT from (i) entering into employment agreements or severance agreements with employees in the ordinary course of business and consistent with past practice or (ii) increasing annual compensation and/or providing for or amending bonus arrangements for employees for fiscal 2002 in the ordinary course of year-end compensation reviews consistent with past practice and paying bonuses to employees for fiscal 2002 in amounts previously disclosed to Rapidtron (to the extent that such compensation increases and new or amended bonus arrangements do not result in a material increase in benefits or compensation expense to RPDT);

     (g) acquire, sell, lease or dispose of any assets in any single transaction or series of related transactions (other than in the ordinary course of business);

     (h) except as may be required as a result of a change in law or in generally accepted accounting principles, change any of the accounting principles or practices used by it;

     (i) revalue in any material respect any of its assets including, without limitation, writing down the value of inventory or writing-off notes or accounts receivable other than in the ordinary course of business;

     (j) (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any equity interest therein; (ii) enter into any contract or agreement other than in the ordinary course of business consistent with past practice which would be material to RPDT; (iii) authorize any new capital expenditure or expenditures which, individually is in excess of $10,000 or, in the aggregate, are in excess of $50,000; provided, however that none of the foregoing shall limit any capital expenditure required pursuant to existing contracts;

     (k) make any tax election or settle or compromise any income tax liability material to RPDT;

     (l) settle or compromise any pending or threatened suit, action or claim which (i) relates to the transactions contemplated hereby or (ii) the settlement or compromise of which could have a Material Adverse Effect on RPDT;

     (m) commence any material research and development project or terminate any material research and development project that is currently ongoing, in either case, except pursuant to the terms of existing contracts or in the ordinary course of business; or

     (n) take, or agree in writing or otherwise to take, any of the actions described in Sections 4.1(a) through 4.1(m) or any action which would make any of the representations or warranties of RPDT contained in this Agreement untrue or incorrect.

     Section 4.2. Conduct of Business of Rapidtron. Except as contemplated by this Agreement or as described in Section 4.2 of the Rapidtron Disclosure Schedule during the period from the date hereof to the Effective Time, Rapidtron will conduct its operations in the ordinary course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement, seek to preserve intact its current business organization, keep available the service of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that goodwill and ongoing businesses shall be unimpaired at the Effective Time. Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement or as described in
Section 4.2 of the Rapidtron Disclosure Schedule, prior to the Effective Time, Rapidtron will not, without the prior written consent of RPDT, except as required to perfect this Agreement:

     (a) amend its Certificate of Incorporation or Bylaws (or other similar governing instrument);

     (b) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities (except bank loans) or equity equivalents (including, without limitation, any stock options or stock appreciation rights;

       (c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, make any other actual, constructive or deemed distribution in respect of its capital stock or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of its securities;

     (d) adopt a plan of complete or partial liquidation, dissolution, merger consolidation, restructuring, re-capitalization or other reorganization of Rapidtron (other than the Merger);

     (e) (i) incur or assume any long-term or short-term debt or issue any debt securities except for borrowings or issuances of letters of credit under existing lines of credit in the ordinary course of business. (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person;
(iii) make any loans, advances or capital contributions to or investments in, any other person; (iv) pledge or otherwise encumber shares of capital stock of Rapidtron or its subsidiaries; or (v) mortgage or pledge any of its material assets, tangible or intangible, or create or suffer to exist any material Lien thereupon (other than tax Liens for taxes not yet due);

     (f) except as may be required by law, enter into, adopt or amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit stock equivalent, stock purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee in any manner, or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof (including, without limitation, the granting of stock appreciation rights or performance units); provided, however, that this paragraph (f) shall not prevent Rapidtron or its subsidiaries from (i) entering into employment agreements or severance agreements with employees in the ordinary course of business and consistent with past practice or (ii) increasing annual compensation and/or providing for or amending bonus arrangements for employees for fiscal 2002 in the ordinary course of yearend compensation reviews consistent with past practice and paying bonuses to employees for fiscal 2002 in amounts previously disclosed to RPDT (to the extent that such compensation increases and new or amended bonus arrangements do not result in a material increase in benefits or compensation expense to Rapidtron);

     (g) acquire, sell, lease or dispose of any assets in any single transaction or series of related transactions other than in the ordinary course of business;

     (h) except as may be required as a result of a change in law or in generally accepted accounting principles, change any of the accounting principles or practices used by it;

     (i) revalue in any material respect any of its assets, including, without limitation, writing down the value of inventory of writing-off notes or accounts receivable other than in the ordinary course of business;

     (j) (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership, or other business organization or division thereof or any equity interest therein; (ii) enter into any contract or agreement other than in the ordinary course of business consistent with past practice which would be material to Rapidtron; (iii) authorize any new capital expenditure or expenditures which, individually, is in excess of $25,000 or, in the aggregate, are in excess of $100,000: provided, however that none of the foregoing shall limit any capital expenditure required pursuant to existing contracts or made in the ordinary course of business;

     (k) make any different tax election or settle or compromise any income tax liability material to Rapidtron and its subsidiaries taken as a whole;

     (l) settle or compromise any pending or threatened suit, action or claim which (i) relates to the transactions contemplated hereby or (ii) the settlement or compromise of which could have a Material Adverse Effect on Rapidtron;

     (m) commence any material research and development project or terminate any material research and development project that is currently ongoing, in either case, except pursuant to the terms of existing contracts or except in the ordinary course of business; or

     (n) take, or agree in writing or otherwise to take, any of the actions described in Sections 4.2(a) through 4.2(m) or any action which would make any of the representations or warranties of Rapidtron contained in this Agreement untrue or incorrect.

     Section 4.3. Preparation of SEC Filings. Prior to the Effective Time, RPDT shall at its sole cost and expense promptly prepare and, if required before the Effective Time, file with the SEC (a) the required Information Statement(s) or proxy materials to be sent to its stockholders and filed with the SEC (either prior to or after Closing), and (b) the required Form 8-K regarding the transactions contemplated herein, which documents shall be subject to the reasonable approval of Rapidtron. Rapidtron shall provide information reasonably requested by RPDT to complete such documents. RPDT shall pay all cost and expense thereof prior to Closing, including the cost of formatting such documents for EDGAR filing. RPDT shall file such documents timely after the Effective Time.

     Section 4.4. Meetings of Stockholders. Each of Rapidtron, RTI SUB and RPDT shall take all action necessary, in accordance with the law of its respective state, and its respective certificate of incorporation and bylaws, to (i) duly call, give notice of, convene and hold a meeting of its stockholders as promptly as practicable, to consider and vote upon the adoption and approval of this Agreement and the transactions contemplated hereby; or (ii) receive a majority written consent of its stockholders. The stockholder votes required for the adoption and approval of the transactions contemplated by this Agreement shall be the vote required by the NGCL and its charter and bylaws (in the case of RPDT and of RTI SUB) and the Delaware Law, and its charter and bylaws (in the case of Rapidtron). RPDT and Rapidtron will, through their respective Boards of Directors, recommend to their respective stockholders approval of such matters.

     Section 4.5. OTC:BB Listing. The parties shall use all reasonable efforts to cause the RPDT Shares, subject to Rule 144, to be traded on the National Association of Securities Dealers (NASD) Over-the-Counter Bulletin Board (OTC:BB).

     Section 4.6. Access to Information.

     (a)  Between  the  date hereof and the Effective Time,  RPDT  will  give
Rapidtron and its authorized representatives, and Rapidtron will give RPDT and its authorized representatives, reasonable access to all employees, plants, offices, warehouses and other facilities and to all books and records of itself and its subsidiaries, will permit the other party to make such inspections as such party may reasonably require and will cause its officers and those of its subsidiaries to furnish the other party with such financial and operating data and other information with respect to the business and properties of itself and its subsidiaries as the other party may from time to time reasonably request.

     (b) Between the date hereof and the Effective Time, RPDT shall furnish to Rapidtron, and Rapidtron will furnish to RPDT, within 25 business days after the end of each quarter, quarterly statements prepared by such party in conformity with its past practices as of the last day of the period then ended.

     (c) Each of the parties hereto will hold and will cause its consultants and advisers to hold in confidence all documents and information furnished to it in connection with the transactions contemplated by this Agreement.

     Section 4.7. Additional Agreements, Reasonable Efforts. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation,
(i) cooperating in the preparation and filing of the Information Statement and the 8-K, any filings that may be required under the HSR Act, and any amendments to any thereof; (ii) obtaining consents of all third parties and Governmental Entities necessary, proper or advisable for the consummation of the transactions contemplated by this Agreement; (iii) contesting any legal proceeding relating to the Merger and (iv) the execution of any additional instruments necessary to consummate the transactions contemplated hereby. Subject to the terms and conditions of this Agreement, Rapidtron and RPDT agree to use all reasonable efforts to cause the Effective Time to occur as soon as practicable after the stockholder votes with respect to the Merger. In case at any time after the Effective Time any further action is necessary to carry out the purposes of this Agreement, the proper officers and directors of each party hereto shall take all such necessary action.

     Section 4.8. Employee Benefits; Stock Option and Employee Purchase Plans. It is the parties' present intent to provide after the Effective Time to employees of Rapidtron employee benefit plans (other than stock option or other plans involving the potential issuance of securities of RPDT) which, in the aggregate, are not less favorable than those currently provided by Rapidtron. Notwithstanding the foregoing, nothing contained herein shall be construed as requiring the parties to continue any specific employee benefit plans.

     Section 4.9. Public Announcements. Subject to Section 7.13 below, Rapidtron, RTI SUB and RPDT will consult with one another before issuing any press release or otherwise making any public statements with respect to the transactions contemplated by this Agreement, including, without limitation, the Merger, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law or by obligations pursuant to any listing agreement with the NASD Over-the-Counter Bulletin Board (OTC:BB) as determined by Rapidtron or RPDT.

     Section 4.10. Indemnification.

     (a) Subject to subparagraph (e) below, to the extent not provided by an existing right under one of the parties' directors and officers liability insurance policies, from and after the Effective Time through six (6) years following Closing, RPDT shall, to the fullest extent permitted by applicable law, indemnify, defend and hold harmless Hue Do, Hendrik Rethwilm, and Dr. John Veltheer in each such person's capacity as a director, officer or employee of RPDT prior to Closing (each, an "Indemnified Party") against all losses, expenses (including reasonable attorneys' fees and expenses), claims, damages or liabilities or, subject to the proviso of the next succeeding sentence, amounts paid in settlement arising out of actions or omissions occurring at or prior to the Effective Time and asserted or claimed after the Effective Time (each, a "Claim"), that are in whole or in part based on, or arising out of the fact that such person is or was a director, officer or employee of RPDT. In the event of any such loss, expense, claim, damage or liability (whether or not arising before the Effective Time), (i) RPDT shall pay the reasonable fees and expenses of counsel selected by the Indemnified Parties, which counsel shall be reasonably satisfactory to RPDT, promptly after statements therefor are received and otherwise advance to the Indemnified Parties upon request reimbursement of documented expenses reasonably incurred, in either case to the extent not prohibited by the NGCL or its certificate of incorporation or bylaws, (ii) RPDT will cooperate in the defense of any such matter and (iii) any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards set forth under the NGCL and RPDT's certificate of incorporation or bylaws shall be made by independent counsel mutually acceptable to RPDT and such Indemnified Party; provided, however, that RPDT shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld). The Indemnified Parties may retain only one law firm with respect to each related matter except to the extent there is, in the opinion of counsel to the Indemnified Parties, under applicable standards of professional conduct, conflict on any significant issue between positions of any two or more Indemnified Parties.

       (b) In the event RPDT or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity such consolidation or merger or
(ii) transfers all or substantially all of its properties and assets to any person, then and in either such case, proper provision shall be made so that the successors and assigns of RPDT shall assume the obligations set forth in this Section 4.10.

     (c) To the fullest extent permitted by law and the Bylaws in effect on the date hereof, from and after the Effective Time, all rights to indemnification now existing in favor of the employees, agents, directors or officers of RPDT and Rapidtron and their subsidiaries with respect to their activities as such prior to the Effective Time, as provided in RPDT's and Rapidtron's certificate of incorporation or bylaws, in effect on the date thereof or otherwise in effect on the date hereof, shall survive the Merger and shall continue in full force and effect for a period of six years from the Effective Time.

     (d) The provisions of this Section 4.10 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her representatives.

     (e) Notwithstanding anything to the contrary in this Section 4.10, no Indemnified Party shall be indemnified, defended or held harmless if any of the facts upon which a Claim is based results in a breach of any representation, warranty or covenant contained in this Agreement or otherwise would have resulted in a breach of this Agreement if such provision had survived Closing, and in no event shall the total amount paid by RPDT as a result of this Section 4.10 exceed the amount of proceeds actually received by RPDT from the Bridge Notes, the Convertible Note and the Private Placement.

     Section 4.11. Notification of Certain Matters. The parties hereto shall give prompt notice to the other parties, of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time, (ii) any material failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, (iii) any notice of, or other communication relating to, a default or event which, with notice or lapse of time or both, would become a default, received by such party or any of its subsidiaries subsequent to the date of this Agreement and prior to the Effective Time, under any contract or agreement material to the financial condition, properties, businesses or results of operations of such party and its subsidiaries taken as a whole to which such party or any of its subsidiaries is a party or is subject, (iv) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement, or (v) any material adverse change in their respective financial condition, properties, businesses, results of operations or prospects taken as a whole, other than changes resulting from general economic conditions; provided, however, that the delivery of any notice pursuant to this Section 4.11 shall not cure such breach or non-compliance or limit or otherwise affect the remedies available hereunder to the party receiving such notice.

                                  ARTICLE 5

                  Conditions to Consummation of the Merger

     Section 5.1. Conditions to Each Party's Obligations to Effect the Merger. The respective obligations of each party hereto to effect the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions:

     (a) this Agreement shall have been approved and adopted by the requisite vote of the stockholders of RPDT, RTI SUB and Rapidtron;

     (b) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States court or Governmental Entity which prohibits, restrains, enjoins or restricts the consummation of the Merger; and

     (c) any waiting period applicable to the Merger under the HSR Act shall have terminated or expired, and any other governmental or regulatory notices or approvals required with respect to the transactions contemplated hereby shall have been either filed or received.

     Section 5.2. Conditions to the Obligations of RPDT. The obligation of RPDT to effect the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:

     (a) the representations of Rapidtron and its directors contained in this Agreement or in any other document delivered pursuant hereto shall be true and correct (except to the extent that the breach thereof would not have a Material Adverse Effect on Rapidtron) at and as of the Effective Time with the same effect as if made at and as of the Effective Time (except to the extent such representations specifically related to an earlier date, in which case such representations shall be true and correct as of such earlier date), and at the Closing Rapidtron shall have delivered to RPDT a certificate to that effect;

     (b) each of the covenants and obligations of Rapidtron to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time and at the Closing Rapidtron shall have delivered to RPDT a certificate to that effect;

       (c) Rapidtron shall have obtained the consent or approval of each person whose consent or approval shall be required in order to permit the Merger as relates to any obligation, right or interest of Rapidtron under any loan or credit agreement, note, mortgage, indenture, lease or other agreement or instrument, except those for which failure to obtain such consents and approvals would not, in the reasonable opinion of RPDT, individually or in the aggregate, have a Material Adverse Effect on Rapidtron;

     (d) there shall have been no events, changes or effects with respect to Rapidtron or its subsidiaries having or which could reasonably be expected to have a Material Adverse Effect on Rapidtron; and

     (e) RPDT shall have received an executed copy of an option agreement(s) between RPDT and the shareholders and management of Axess AG, an affiliate of Rapidtron, for the purchase of 35% of Axess AG's common stock in exchange for 5,950,000 shares of RPDT's restricted common stock.

     Section 5.3. Conditions to the Obligations of Rapidtron. The obligation of Rapidtron to effect the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions:

     (a) the representations of RPDT and RTI SUB contained in this Agreement and the officer's certificate or in any other document delivered pursuant hereto shall be true and correct (except to the extent that the breach thereof would not have a Material Adverse Effect on RPDT and RTI SUB) at and as of the Effective Time with the same effect as if made at and as of the Effective Time (except to the extent such representations specifically related to an earlier date, in which case such representations shall be true and correct as of such earlier date), and at the Closing RPDT and RTI SUB shall have delivered to Rapidtron a certificate to that effect;

     (b) each of the covenants and obligations of RPDT and RTI SUB to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time and at the Closing RPDT and RTI SUB shall have delivered to Rapidtron a certificate to that effect; and

     (c) there shall have been no events, changes or effects with respect to RPDT and RTI SUB having or which could reasonably be expected to have a Material Adverse Effect on RPDT and RTI SUB.

     (d) Rapidtron shall have received from the holder thereof a replacement note (each, a "Replacement Note") duly executed by Rapidtron and the payee and holder of each Bridge Note (defined below) in the form attached hereto as Exhibit C, replacing the following promissory notes (each, a "Bridge Note"):
(i) Promissory Note dated October 31, 2002 in the principal amount of $180,000.00, made by Rapidtron payable to an unrelated third party (the
"Investor"); (ii) Promissory Note dated November 7, 2002 in the principal amount of $70,000, payable to the Investor; (iii) Promissory Note dated November 26, 2002 in the principal amount of $80,000, payable to the Investor; (iv) Promissory Note, dated January 3, 2003, in the principal amount of $100,000, payable to RPDT, together with the related Promissory Note, dated January 2, 2003, in the principal amount of $100,000, made payable to a separate unrelated third party; and (v) Promissory Note dated January 7, 2003 in the principal amount of $70,000, payable to the Investor, together with the original Bridge Notes duly cancelled and marked "Replaced" by the holder thereof.

     (e) Rapidtron shall have received the principal amount of the Convertible Note.

     (f) Rapidtron shall have received a complete list of all stockholders of RPDT that approved this Agreement and all stockholders that did not vote in favor of approving this Agreement (each, a "Dissenting Stockholder"). If there are one or more Dissenting Stockholders, then in addition to the foregoing list, RPDT shall have deposited in a separate account in the name of RPDT (the "Post-Closing Escrow Account"), one (1) dollar ($1.00) for each share of stock held by the Dissenting Stockholders, which sum shall be held and used by RPDT only to contest, defend, pay or otherwise satisfy claims made under Sections 78.378 through 78.320 and Section 92A.300 through 92A.500 of the Nevada Revised Statutes or similar laws, until such time that such claims are satisfied or have otherwise expired.

                                  ARTICLE 6

                       Termination; Amendment; Waiver

     Section 6.1. Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after approval and adoption of this Agreement by RPDT's or Rapidtron's stockholders:

     (a) by mutual written consent of RPDT and Rapidtron;

     (b) by Rapidtron or RPDT if (i) any court of competent jurisdiction in the United States or other Governmental Entity shall have issued a final order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action is or shall have become nonappealable or (ii) the Merger has not been consummated by March 31, 2003; provided, however, that no party may terminate this Agreement pursuant to this clause (ii) if such party's failure to fulfill any of its obligations under this Agreement shall have been the reason that the Effective Time shall not have occurred on or before said date;

     (c) by RPDT if (i) there shall have been a breach of any representation or warranty on the part of Rapidtron set forth in this Agreement, or if any representation or warranty of Rapidtron shall have become untrue, in either case such that the conditions set forth in Section 5.2(a) would be incapable of being satisfied by March 31, 2003 (or as otherwise extended), (ii) there shall have been a breach by Rapidtron of any of their respective covenants or agreements hereunder having a Material Adverse Effect on Rapidtron or materially adversely affecting (or materially delaying) the consummation of the Merger, and Rapidtron, as the case may be, has not cured such breach within 20 business days after notice by RPDT thereof, provided that RPDT has not breached any of its obligations hereunder, or (iii) RPDT shall have convened a meeting of its stockholders to vote upon the Merger and shall have failed to obtain the requisite vote of its stockholders;

     (d) by Rapidtron if (i) there shall have been a breach of any representation or warranty on the part of RPDT set forth in this Agreement, or if any representation or warranty of RPDT shall have become untrue, in either case such that the conditions set forth in Section 5.3(a) would be incapable of being satisfied by March 31, 2003 (or as otherwise extended),
(ii) there shall have been a breach by RPDT of its covenants or agreements hereunder having a Material Adverse Effect on RPDT or materially adversely affecting (or materially delaying) the consummation of the Merger, and RPDT, as the case may be, has not cured such breach within twenty business days after notice by Rapidtron thereof, provided that Rapidtron has not breached any of its obligations hereunder, (iii) the RPDT Board shall have withdrawn, modified or changed its approval or recommendation of this Agreement or the Merger or shall have failed to call, give notice of, convene or hold a stockholders' meeting to vote upon the Merger, or shall have adopted any resolution to effect any of the foregoing, or (iv) Rapidtron shall have convened a meeting of its stockholders to vote upon the Merger and shall have failed to obtain the requisite vote of its stockholders.

     (e) Upon receipt of the proceeds of the Convertible Note, Rapidtron shall not have the right to terminate this Agreement pursuant to this Section
6.1 except in the event of a material breach by RPDT of any covenant or condition set forth in Section 5.1 or Section 5.3 above.

     Section 6.2. Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 6.1, this Agreement shall terminate and be of no further force or effect, without any liability on the part of any party hereto or its affiliates, directors, officers or shareholders, other than the provisions of this Section 6.2 and Sections 4.6(c) and 6.3 hereof. Nothing contained in this Section 6.2 shall relieve any party from liability for any breach of this Agreement.

     Section 6.3. Fees and Expenses. Except as specifically set forth in and permitted by Section 2.8 above, each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby, and RPDT shall satisfy all liability for such expenses prior to Closing.

     Section 6.4. Amendment. This Agreement may be amended by action taken by RPDT and Rapidtron at any time before or after approval of the Merger by the stockholders of RPDT and Rapidtron (if required by applicable law) but, after any such approval, no amendment shall be made which requires the approval of such stockholders under applicable law without such approval. This Agreement may not be amended except by an instrument in writing signed on behalf of the parties hereto.

     Section 6.5. Extension; Waiver. At any time prior to the Effective Time, each party hereto may (i) extend the time for the performance of any of the obligations or other acts of any other party, (ii) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document, certificate or writing delivered pursuant hereto or (iii) waive compliance by any other party with any of the agreements or conditions contained herein. Any agreement on the part of any party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

                                  ARTICLE 7

                                Miscellaneous

     Section 7.1. Nonsurvival of Representations and Warranties. The representations and warranties made herein shall not survive beyond the Effective Time or a termination of this Agreement. This Section 7.1 shall not limit any covenant or agreement of the parties hereto which by its terms requires performance after the Effective Time.

     Section 7.2. Entire Agreement; Assignment. This Agreement (a) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings both written and oral, between the parties with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise.

     Section 7.3. Validity. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other persons or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable.

     Section 7.4. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested), to each other party as follows:

If to Rapidtron:    Rapidtron, Inc.
                    3151 Airway Ave., Bldg. Q
                    Costa Mesa, CA 92626

with a copy to:     Lee Goddard LLP
                    18500 Von Karman Ave.
                    Suite 700
                    Irvine, California 92612
                    Attn: Raymond A. Lee, Esq.

If to RPDT:         Rapidtron, Inc.
                    800 N. Rainbow Blvd.
                    Suite 208
                    Las Vegas, NV 89107-1103

with a copy to:     Stoecklein Law Group
                    Donald J. Stoecklein, Esq.
                    Suite 400
                    402 West Broadway
                    San Diego, California 92101

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

     Section 7.5. Governing Law. Except to the extent the actions of the parties are specifically governed by the provisions of the NGCL or the Delaware Law, this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the principles of conflicts of law thereof.

     Section 7.6. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     Section 7.7. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and except as provided in Sections 4.9 and 4.11, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     Section 7.8. Certain Definitions. For the purposes of this Agreement, the term:

     (a) "affiliate" means (except as otherwise provided in Sections 1.10, 5.2(e), 2.19, 3.19 and 4.13) a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person;

     (b) "business day" means any day other than a day on which Nasdaq is closed;

     (c) "capital stock" means common stock, preferred stock, partnership interests, limited liability company interests or other ownership interests entitling the holder thereof to vote with respect to matters involving the issuer thereof;

     (d) "knowledge" or "known" means, with respect to any matter in question, if an executive officer of RPDT or Rapidtron or its subsidiaries, as the case may be, has actual knowledge of such matter;

     (e) "person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or other legal entity; and

     (f) "subsidiary" or "subsidiaries" of RPDT, Rapidtron or any other person, means any corporation, partnership, limited liability company, association, trust, unincorporated association or other legal entity of which RPDT, Rapidtron or any such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, 50% or more of the capital stock, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

     Section 7.9. Personal Liability. This Agreement shall not create or be deemed to create or permit any personal liability or obligation on the part of any direct or indirect stockholder of RPDT, Rapidtron or any officer, director, employee, agent, representative or investor of any party hereto.

     Section 7.10. Specific Performance. The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part to the consummation of the Merger, will cause irreparable injury to the other parties for which damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such party's obligations and to the granting by any court of the remedy of specific performance of its obligations hereunder.

     Section 7.11. Construction. RPDT and Rapidtron have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, the Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

     Section 7.12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     Section 7.13. Confidentiality. RPDT, RTI SUB and Rapidtron hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated, the parties shall return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement. Each party shall keep the terms of this Agreement and all information and documents received from or regarding the other and the contents thereof confidential and not utilize nor reveal or release same; provided, however, RPDT may disclose such information to the extent required by law to maintain the currency of RPDT's filings with the SEC. Prior to the Closing, RPDT shall cooperate with Rapidtron regarding any disclosure of information about Rapidtron and its business and shall not disclose any proprietary information that by law is not required to be disclosed at that time or absent any voluntary disclosures by RPDT. Prior to the Effective Time, neither party shall issue any press release regarding this Agreement or the content thereof except as approved in writing by RPDT and Rapidtron. The parties agree that following execution of this Agreement, RPDT shall issue a press release at its sole cost and expense regarding the execution of this Agreement, the nature of the transactions contemplated herein, and the conditions to Closing that must be satisfied. Such press release shall be approved in writing by Rapidtron prior to release.


                          SIGNATURE PAGE TO FOLLOW

     In Witness Whereof, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

RPDT:                                     RTI SUB:

Rapidtron, Inc., a Nevada corporation     RTI Acquisition Subsidiary, Inc.
(formerly The Furnishing Club)


     By: _____________________________    By: _______________________
     Name: Dr. John Veltheer              Name: Dr. John Veltheer
     Title: President                     Title: President

Rapidtron:

     Rapidtron Inc., a Delaware corporation


     By: ____________________________
     Name: John Creel
     Title: President

                    RPDT and RTI SUB DISCLOSURE SCHEDULE

Schedule 2.1   Organization             See Amended Articles/Bylaws/Minutes

Schedule 2.2(d) Capitalization/Return of Shares

     Concurrent with the Closing of the Merger, the following RPDT stockholders shall tender to RPDT, for cancellation, 13,943,750 shares of restricted common stock in the amounts set forth below:

               Stockholder               Number of Shares

        TODD REAM                            7,500,000
        HUE DO                               2,500,000
        TIM DO                               2,500,000
        ANT, INC.                            1,443,750

                  TOTAL                     13,943,750

Schedule 2.6   Consents & Approvals          None Required

Schedule 2.7   No Default                    None Exist

Schedule 2.8   No Undisclosed Liability

     Since the filing of RPDT's 10-QSB for the quarter ending September 30, 2002, RPDT has incurred the following liabilities:

                Liability                     Amount

        Note payable Top View,               $100,000
        AG*
        Stoecklein Law Group                  $15,000
        Securities Law Institute              $1,800
        G. Brad Beckstead CPA                  $500
        Big Sky Management**                  $5,736
        Iridium Capital Inc.**                $9,561

                  TOTAL                      $132,597

     * Top View Note shall be converted into restricted common stock of RPDT at $1.00 per share.
     ** These liabilities are listed in U.S. dollars but are payable in Canadian dollars. Therefore, the amounts payable are subject to exchange rate fluctuation.

     The above referenced liabilities, other than the Top View Note, shall be paid from the proceeds of the Convertible Note and any additional liabilities incurred from the date hereof (the "Reserve") shall not, together with those listed above, exceed $50,000 in the aggregate.

Schedule 2.9   Litigation                    None Exist


Schedule 2.11 Employee Benefit Plans         Section 2.11(a) None Exist

                                   Section 2.11(b) No Benefit Plan Exist

                                   Section 2.11( c)No Options Exist

                                   Section   2.11(d)  No  Change  in  control
                                   Agreements Exist

Schedule 2.12 Environmental Laws and Regs    Not Applicable

Schedule 2.13 Tax Matters

     12/31/2001 Tax return to be filed prior to Closing
     12/31/2002 Tax return to be filed prior to the Effective Time

Schedule 2.15(c) Intellectual Property

     RPDT is currently using the corporate name Rapidtron, Inc.. In the event the Merger fails to Close or this Agreement is otherwise terminated, RPDT shall immediately cease using the tradename
     Rapidtron, Inc. and shall seek to promptly change its corporate name from Rapidtron, Inc. to a dissimilar name.

Schedule 2.19 Affiliates

     Hue Do:             prior officer/director and 10% stockholder
     Tim Do:             10% stockholder
     Todd Ream:          10% stockholder
     Dr. John Veltheer:  current sole officer and a director
     Hendrik Rethwilm:   current director

Schedule 2.21 Insider Interests              None Exist

Schedule 2.23 Brokers

     RPDT acknowledges the existence of the finder's fee agreements payable by Rapidtron, as described in Schedule 3.23 of Rapidtron's Disclosure Schedule, and shall issue the required 400,000 shares of restricted common stock, upon Closing, to the respective Finders.

Schedule 4.1 Conduct of Business

     See Form 10-QSB filed 11/14/2002 and Form 10-KSB filed 2/20/2002

                        RAPIDTRON DISCLOSURE SCHEDULE

Schedule 3.1(b) Organization and Qualification

     Rapidtron is qualified to do business in Delaware and California. Rapidtron is performing services in Colorado, Nevada, New York, Utah, Illinois, Pennsylvania and Florida, pursuant to contracts previously disclosed to RPDT. Rapidtron may need to qualify to do business in these jurisdictions as a result.

Schedule 3.2(a) Obligations of Rapidtron     See Schedule 3.11(c)

Schedule 3.2(b) Subsidiary Stock             Not applicable

Schedule 3.2(c) Capital Stock Rights         None

Schedule 3.2(d) Securities conversions       1,325,000 options

Schedule 3.2 (f) Subsidiaries                None

Schedule 3.6 Consents & Approvals

     Need  consent  of  vested  options holders  to  terminate  options  (see
     Schedule 3.11(c))

Schedule 3.7 No Default

     From the period 10-01-02 through 01-16-03, Rapidtron did not have worker's compensation insurance coverage

Schedule 3.8 No Undisclosed Liability

     Payables to affiliates and independent contractors of $637,046.29 as of 12-31-02 (including some amounts disclosed in unaudited financial statements for the period ending 09-30-02). This amount includes unaudited statements of accounts payable to Equus as of 12-31-02, pursuant to the marketing services agremeent dated January 1, 2002 and the operating expenses agreement dated January 1, 2002, copies of which have been previously provided to RPDT, and is subject to change upon audit. Additional amounts have become payable thereunder since 12-31-02.

Schedule 3.9 Litigation                 None

Schedule 3.10 Compliance with Applicable Law

     FCC and UHL approvals being sought by Axess AG

Schedule 3.11 Employee Benefit Plans

     Section 3.11(c) Rapidtron Stock Options
          The following individuals have the following number of options, each for one share of Rapidtron common stock, at the following exercise price:
          * John Creel, 450,000 options, vested, $0.50

          * Steve Meineke, 625,000 options, vested, $0.50
          * Lee Guthrie, 50,000 options, vested, 100,000 unvested, $1.00
          * Larry Williams, 100,000 options, vested, $0.50
          All of the foregoing vested options shall be terminated at Closing in favor of a right to receive the same number of options in the RPDT employee stock option plan, vested one-half on January 1, 2004 and one-half on January 1, 2005.

     Section 3.11(e) Additional Benefits and Vesting   None

Schedule 3.12 Environmental Laws and Regs    None

Schedule 3.13 Tax Matters                    None

Schedule 3.14 Title to Property              None

Schedule 3.15(b) Intellectual Property       None

Schedule 3.19 Affiliates
     John Creel - officer, director, shareholder
     Judy Creel, Marc Creel and John Creel, Jr. - beneficial shareholders Peter Dermutz - director, shareholder
     Steve Meineke - officer
     Equus Design, -John Creel is principal

Schedule 3.20 Certain Business Practices     None

Schedule 3.21 Insider Interests              None

Schedule 3.23 Brokers  (pursuant to agreements previously delivered)

     Randall Lanham - 2.5% of financing, plus 300,000 shares of RPDT common stock
     Eddie Wenrick - 2.0% of financing or $40,000, plus 100,000 shares of
          RPDT common stock
     Mary La Chapelle - 0.50% of financing or $10,000, no stock

Schedule 4.2 Conduct of Business             None

Exhibit A

                                  RAPIDTRON
                            EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT ("Agreement") is dated and entered into effective as of January 1, 2003 (the "Effective Date"), by and between RAPIDTRON, INC., a Delaware corporation ("Rapidtron"), and JOHN CREEL, an individual ("you" or "Creel").

NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual covenants, provisions and terms set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Rapidtron and Creel agree as follows:

1.    Term.   Unless  terminated  earlier  as  provided  in  this  Agreement,
Rapidtron employs Creel for a term beginning on the Effective Date and ending on December 31, 2004 (the "Term").

2.    Title;  Base  Salary:  Effective as of the date of this Agreement,  you will be employed as Chairman of the Board, Chief Executive Officer and President of Rapidtron and will earn a base salary of $120,000.00 per annum through December 31, 2004; provided, however, if Rapidtron is "profitable" (as defined below) at the end of the calendar year 2003, you will receive a bonus in the amount of $55,000.00 and your base salary will be increased thereafter to $175,000.00 per year through December 31, 2004. If you do not receive the foregoing increase in base salary for the calendar year 2004 and Rapidtron is profitable and the end of the calendar year 2004, you will receive a bonus in the amount of $55,000.00. Subject to the foregoing, base salary will be payable on the same schedule and otherwise in accordance with Rapidtron's normal practices for its senior executives. As used in this Agreement, "profitable" shall mean Rapidtron's EBITDA for the fiscal year shall be at least $500,000.00.

3. Incentive Bonus. In addition to your base salary, you will be entitled to earn incentive compensation during the Term, in an amount based on Rapidtron's Board approved Bonus Plan, as approved by unanimous consent of the directors of Rapidtron, Inc., a Nevada corporation (formerly known as The Furnishing Club, Inc)("RPDT").

4. Withholding. All payments under paragraphs 1 and 2 and other payments and compensatory benefits will be subject to taxes and withholding in accordance with applicable law.

5.   Benefits.

a. Medical and Dental. You will be entitled to participate in the Company's regular health insurance plan for employees, or a comparably priced plan with 75% of the premium expense applicable to you paid by the Company and 25% of such expense paid by you. You will be entitled to elect spousal and dependent care coverage under such plan at your expense.

b. Vacation. You will be entitled to four (4) weeks of paid vacation time per year of employment, such vacation to be scheduled at times that do not materially interfere with the business of the Company. At no time will benefits relating to unused vacation in excess of four (4) weeks be payable.

c. Stock Options. You shall be entitled to participate in all retirement plans, profit sharing, stock option plans, stock appreciation rights, and other such employee benefits, provided by Rapidtron or RPDT, to employees similarly situated. Subject to closing the Agreement and Plan of Merger between RPDT and Rapidtron, Rapidtron shall cause RPDT to finalize and approve, a qualified stock option plan for its executive officers, including you, to be implemented by July 31, 2003. You shall receive stock options in accordance with the plan for at least 450,000 shares of RPDT's common stock with a conversion price of $1.00 per share, one-half to be vested on January 1, 2004, and one-half to be vested on January 1, 2005; provided, however, such options shall vest immediately upon a "change in control" (as defined below) if, as a result of such change in control, you are removed without cause from your position as officer or director of Rapidtron or RPDT). You shall also be eligible to receive additional options based upon the plan to be vested over a three (3) year period beginning on the Effective Date hereof and to expire not less than five (5) years after termination of this Agreement. The remaining terms shall be subject to the plan to be adopted by RPDT's Board of Directors. As used herein, the term "change of control" means the removal of you from your current level of management as the result of any of the following: (i) the acquisition of 50% or more of the common stock of RPDT, (ii) a change in the majority of the Board of Directors of RPDT, (iii) any reorganization, merger, or consolidation with Rapidtron or RPDT that results in either (i) or (ii) above, (iv) sale of all or substantially all of the assets of Rapidtron, (v) liquidation of Rapidtron, or (vi) dissolution of Rapidtron.

6. Reimbursement of Expenses. Rapidtron shall reimburse you for all business-related expenses and costs actually incurred in the performance of your duties under this Agreement, including, without limitation, the lodging and travel costs and expenses necessitated by performance and the equipment and airtime charges for a mobile telephone. Reimbursement of all such costs and expenses shall be subject to reasonable policies and procedures established from time to time by Rapidtron, including, without limitation, completion of Rapidtron's expense reports to qualify for expense reimbursement.

7.   Confidentiality, Assignment of Inventions, and Non-Compete.

     7.1 Proprietary Information. In the course of your engagement by Rapidtron, you will continue to have access to confidential and proprietary information regarding Rapidtron and its business, including, but not limited to, information regarding Rapidtron's technologies, methods and techniques, product information, specifications, technical drawings and designs, trade secrets, know-how, sources of supply, product and market research data, customer lists, marketing plans, and financial information regarding
Rapidtron and its operations. Such information shall be referred to hereinafter as "Proprietary Information" and shall include any and all of the information of the type described and shall also include any and all other confidential and proprietary information relating to the business to be conducted by Rapidtron, whether previously existing, now existing or arising hereafter, whether conceived or developed by others or by you alone or with others, and whether or not conceived or developed during regular working hours. Proprietary Information which is released into the public domain during the period of your engagement under this Agreement, provided the same is not in the public domain as a consequence of disclosure directly or indirectly by you in violation of this Agreement, shall not be subject to the restrictions of this Section 7.1.

     7.2 Non-Disclosure. You shall not disclose, directly or indirectly, (except as your duties may require and except as required by law) any Proprietary Information to any person other than Rapidtron, any employees of Rapidtron who are authorized, at the time of such disclosure, to receive such information, or such other persons to whom you have been specifically instructed to make disclosure by the Board of Directors of Rapidtron and in all such cases only to the extent required in the course of your service to Rapidtron. At the termination of this Agreement, you shall deliver to Rapidtron all notes, letters, documents, records, computer files, programs and other media which may contain Proprietary Information which are then in its possession or control and shall not retain or use any copies or summaries thereof.

     7.3 Assignment of Inventions. All ideas, inventions, and other developments or improvements conceived or reduced to practice by you, alone or with others, during the term of this Agreement, whether or not during working hours, that are within the scope of the business of Rapidtron or RPDT or that relate to or result from any of Rapidtron's or RPDT's work or projects or the services provided by you to Rapidtron or RPDT pursuant to this Agreement, shall be the exclusive property of Rapidtron or RPDT. You agree to assist Rapidtron or RPDT during the term, at Rapidtron's or RPDT's expense, to obtain patents and copyrights on any such ideas, inventions, writings, and other developments, and agrees to execute all documents necessary to obtain such patents and copyrights in the name of Rapidtron or RPDT, including an assignment of any rights therein.

     7.4 Covenant Not to Compete. During the term of this Agreement, you shall not engage in any of the following competitive activities: (a) engaging directly or indirectly in any business or activity substantially similar to any business or activity engaged in (or proposed to be engaged in) by
Rapidtron or RPDT; (b) engaging directly or indirectly in any business or activity competitive with any business or activity engaged in (or proposed to be engaged in) by Rapidtron or RPDT; (c) soliciting or taking away any employee, agent, representative, contractor, supplier, vendor, customer, franchisee, lender or investor of Rapidtron or RPDT, or attempting to so solicit or take away; (d) interfering with any contractual or other relationship between Rapidtron or RPDT and any employee, agent, representative, contractor, supplier, vendor, customer, franchisee, lender or investor; or (e) using, for the benefit of any person or entity other than
Rapidtron  or  RPDT, any Proprietary Information of Rapidtron or  RPDT.   The
foregoing covenant prohibiting competitive activities shall survive the termination of this Agreement and shall extend, and shall remain enforceable against you, for the period of one (1) year following the date this Agreement is terminated. In addition, during the two-year period following such expiration or earlier termination, you shall not make or permit the making of any negative statement of any kind concerning Rapidtron or RPDT.

8. Indemnification. To the maximum extent permitted by law, Rapidtron shall indemnify, defend (with counsel selected by you and reasonably acceptable to Rapidtron) and hold harmless, you and your attorneys, successors and assigns, and each of them (each a "Creel Indemnitee"), from and against all claims, losses, liabilities, damages, demands, actions, causes of actions, judgments, settlements, costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys' fees, expert witness fees, and costs related thereto) (collectively, "Claims") which any such Creel Indemnitee may suffer or incur in connection with (i) a breach by Rapidtron of its obligations hereunder, or (ii) the performance by you as an officer, director or employee of Rapidtron, including, without limitation, your acts and omissions as Chairman and Chief Executive Officer; provided, however, that the indemnity obligations as set forth hereunder shall not extend to any Claims arising or resulting solely from your gross negligence or willful misconduct. Rapidtron's obligations to pay Claims hereunder shall be due and payable as and when such Claims are incurred, including without limitation, all legal fees and costs and other expenses, incurred by you in connection with the defense against and settlement of any Claim. To the maximum extent permitted by law and to the extent reasonably affordable to Rapidtron, Rapidtron shall procure, pay for and maintain standard form directors' and officers' liability insurance with an insurance carrier and in amounts reasonably acceptable to you. The indemnification provided by this
Section 8 shall be deemed cumulative, and not exclusive, of any other rights to which you may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. Nothing in this section shall affect any right to indemnification to which you may be entitled by contract or otherwise.


9.   Termination and Resignation.

  9.1 Termination Upon Death. If you die during the Term, this Agreement shall terminate. Upon such termination, (i) you shall be entitled to all accrued and unpaid compensation including the Base Salary and the prorated amount of the Incentive Bonus as of the date of death; and (ii) your heirs, legal representatives and designated beneficiaries shall be entitled to any and all insurance proceeds in connection with the insurance policies maintained.

  9.2 Termination Upon Permanent Disability. In the event of your "Permanent Disability" (as hereinafter defined), Rapidtron may terminate this Agreement effective upon thirty (30) days notice to you. For the purposes of this Agreement, you shall be deemed to have suffered "Permanent Disability" in the event that you become disabled by physical or mental illness or injury to the extent that the Board of Directors of Rapidtron reasonably believes, notwithstanding such reasonable accommodations as Rapidtron may make in response to such disability, that you cannot carry out or perform responsibilities, and such disability continues for a period of six (6) consecutive months or three hundred sixty-five (365) days in any twenty-four
(24)  month  period, without regard to whether such three hundred  sixty-five
(365) days are consecutive. In the event that Rapidtron terminates this Agreement following your Permanent Disability, Rapidtron shall continue to pay you (a) your Base Salary for twelve (12) months following the date of such termination, (b) the Insurance Benefits set forth in Section 5 above for twelve (12) months following the date of such termination, and (c) a prorated Incentive Bonus through the date of your termination.

  9.3    Resignation by Creel.

     9.3.1 You may immediately resign for cause at any time by written notice to Rapidtron. For purposes of this Agreement, the term "cause" for your resignation shall be (a) a breach by Rapidtron of any material covenant or obligation hereunder; (b) the voluntary or involuntary dissolution of Rapidtron; or (c) a "Change in Control" (as defined below) of Rapidtron. The written notice given hereunder by you to Rapidtron shall specify in reasonable detail the cause for resignation, and, in the case of the cause described in (a) above, such resignation notice shall not be effective until thirty (30) days after Rapidtron's receipt of such notice, during which time Rapidtron shall have the right to respond to your notice and cure the breach or other event giving rise to the resignation. In the event that Rapidtron is able to cure, this Agreement shall continue in full force and effect. For purposes of this Agreement, a "Change in Control" shall mean the occurrence of any one of the following events: (i) any merger or consolidation in which Rapidtron is not the surviving or resulting entity; (ii) any transfer of all or substantially all of the assets of Rapidtron; (iii) the transfer of a majority of the common stock or voting power of Rapidtron by one or more shareholders in one or more transactions; or (iv) the issuance of stock in Rapidtron constituting a change in control immediately following such issuance.

     9.4  Termination by Rapidtron.

          9.4.1 Rapidtron may terminate this Agreement for cause at any time by written notice to you. For purposes of this Agreement, the term "cause" for termination by Rapidtron shall be (a) a conviction of or plea of guilty or nolo contendere by you to a felony which could reasonably be expected to have a material adverse effect on Rapidtron, its business, its goodwill or its prospects; (b) the consistent refusal by you to perform your material duties and obligations hereunder; or (c) your willful and intentional misconduct in the performance of your material duties and obligations. The written notice given hereunder by Rapidtron to you shall specify in reasonable detail the cause for termination. In the case of a termination for the cause described in (a) above, such termination shall be effective upon receipt of the written notice. In the case of the causes described in (b) and (c) above, such termination notice shall not be effective until thirty (30) days after your receipt of such notice, during which time you shall have the right to respond to Rapidtron's notice and cure the breach or other event giving rise to the termination. In the event that you are able to cure, this Agreement shall continue in full force and effect.

      9.5 Effect of Termination. Upon any termination of this Agreement, neither party shall have any further obligations thereafter arising under this Agreement, except as provided in Section 17 below.

          9.5.1 Upon your resignation without cause , or a termination of this Agreement by Rapidtron with cause pursuant to Section 9.4 above, Rapidtron shall immediately pay to you all accrued and unpaid compensation as of the date of such termination. Thereafter, all compensation obligations of Rapidtron under Section 6 shall cease.

          9.5.2 Upon a resignation of this Agreement with cause by you pursuant to Section 9.3.1 above, or a termination of this Agreement by Rapidtron without cause, (a) Rapidtron shall immediately pay to you all accrued and unpaid compensation as of the date of such termination; (b) Rapidtron shall continue to pay the Base Salary through the period twelve
(12) months following the date of termination; (c) at the time of termination, Rapidtron shall pay the Incentive Bonus for the calendar year of termination as if you had continued to perform for the remainder of said calendar year at the average rate of increase in Profits over the prior Term of this Agreement, and (d) Rapidtron shall be required to buyout your common stock at a price determined by the "Fair Market Value" (defined below), or $2.00 per share, whichever is greater. As used herein "Fair Market Value" shall mean the average daily trading price of the common stock during the immediately preceding thirty (30) trading days.

     9.6 Effect of Combination or Dissolution. This Agreement shall not be terminated by the voluntary or involuntary dissolution of Rapidtron, or by any merger or consolidation in which Rapidtron is not the surviving or resulting entity, or any transfer of all or substantially all of the assets of Rapidtron, or upon any transfer of a majority of the ownership interests of Rapidtron by one or more members in one or more transactions, or upon the issuance of any other security interests of Rapidtron constituting a majority of the outstanding securities immediately following such issuance. Instead, subject to your right to terminate this Agreement pursuant to Section 9.3 above, the provisions of this Agreement shall be binding on and inure to the benefit of Rapidtron's successors and assigns.

9.6.1 Upon acquisition, merger and/or any other business combination with Rapidtron, you hereby agree that notwithstanding Section 9.3.1, if so requested by the resulting board of directors, you will maintain your management role within Rapidtron, as a "transitional period" to assist incoming management in the proper performance of his duties. Said "transitional period" shall not exceed 12 calendar months unless otherwise mutually agreed, pursuant to the terms and conditions of this Agreement, including compensation.


10.  Remedies.

     10.1 Injunctive Relief Regarding Confidentiality. You acknowledge and agree that (i) the covenants and the restrictions contained in Sections 7 and 8 above are necessary, fundamental, and required for the protection of the business of Rapidtron; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each of such covenants a unique and extraordinary value; and (iii) a breach of any of such covenants will result in irreparable harm and damages to Rapidtron which cannot be adequately compensated by a monetary award. Accordingly, it is expressly agreed that in addition to all other remedies available at law or in equity, Rapidtron shall be entitled to seek injunctive or other equitable relief to restrain or enjoin you from breaching any such covenant or to specifically enforce the provisions of Sections 7 or 8 above.

     10.2 No Limitation of Remedies. Notwithstanding the provisions set forth in Section 10.1 of this Agreement or any other provision contained in this Agreement, the parties hereby agree that no remedy conferred by any of the specific provisions of this Agreement, including without limitation, this
Section 10, is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     10.3 No Setoff. Notwithstanding anything to the contrary set forth in this Agreement, all payments paid by Rapidtron to you under this Agreement, including, without limitation, the compensation under Section 6 above, shall be made without setoff, deduction or counterclaim of any kind whatsoever.

11. Successors and Assigns. This Agreement is in the nature of a personal services contract; and subject to Section 9.6 above, neither party shall assign this Agreement without the prior written consent of the other party. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and legal representatives.

12.   Governing  Law.   This  Agreement  shall  be  construed  under  and  in
accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of law).

13. Waiver. The failure of any party to insist on strict compliance with any of the terms, covenants, or conditions of this Agreement by any other party shall not be deemed a waiver of that term, covenant or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

14. Notices. Any notice or other communication required or permitted hereunder (each, a "Notice") shall be in writing, and shall be deemed to have been given (a) two (2) days following deposit of such Notice in the United States mail, certified, postage prepaid, return receipt requested, or (b) upon receipt if delivered personally, or delivered by reputable, recognized third party overnight delivery service or courier service or (c) the next business day following receipt, if transmitted by facsimile (provided that such facsimile is followed by the deposit of the original Notice, or a copy thereof, in the United States mail, certified, postage prepaid, return receipt requested, no later than the next business day following transmission of such facsimile), addressed to the parties as follows:

Creel:              John Creel
                    21 LaRochelle
                    Newport Beach, California  92660

To Rapidtron:       Rapidtron, Inc.
                    3151 Airway Avenue, building Q
                    Costa Mesa, California 92626

                    Facsimile Number: 949-474-4550

with copies to:     Raymond A. Lee, Esq.
                    Lee Goddard LLP
                    18500 Von Karman Ave., Suite 700
                    Irvine, CA 92612

Either party may require such Notices to be delivered and given to any address different from or additional to the address set forth above, by delivering Notice thereof to the other party pursuant to this Section.

15. Integration. This Agreement constitutes the entire agreement of the parties hereto with respect to the engagement and retention of you by Rapidtron and your services to Sub, and supersedes any and all prior and contemporaneous agreements, whether oral or in writing, between the parties hereto with respect to the subject matter hereof. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied in this Agreement or such addenda (or in other written agreements signed by the parties and dated the date hereof), and that no other agreement, statement or promise not contained in this Agreement or such addenda (or such other written agreements) shall be valid or binding on either party.

16.   Amendments.   This Agreement may not be amended, modified,  altered  or
supplemented except by written agreement executed and delivered by the parties hereto.

17. Survival of Certain Rights and Obligations. The rights and obligations of the parties hereto pursuant to Sections 7, 8, 9, 9.5, and 10 of this Agreement shall survive the termination of this Agreement.

18. Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way. If any court of competent jurisdiction holds any provision of this Agreement to be invalid, void or unenforceable with respect to any state, region or locality, such provision shall nevertheless continue in full force and effect in all other states, regions and localities to which such provision applies.

19. Further Assurances. The parties agree that, at any time and from time to time during the Term, they will take any action and execute and deliver any document which the other party reasonably requests in order to carry out the purposes of this Agreement.

20.   Headings.   The  section headings contained in this Agreement  are  for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

21.    Counterparts.   This  Agreement  may  be  executed  in  one  or   more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover any and all reasonable attorneys' fees, expert witness fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

23.   Incorporation.   The  recitals  and  exhibits  to  this  Agreement  are
incorporated herein and, by this reference, made a part hereof as if fully set forth herein.

24. No Third Party Beneficiary. This Agreement is made and entered into between the parties solely for the benefit of the parties, and not for the benefit of any other third party or entity. Except John Creel, no third party or entity shall be deemed or considered a third party beneficiary of any covenant, promise or other provision of this Agreement or have any right to enforce any such covenant, promise or other provision against either or both parties.


                      [signatures follow on next page]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement effective as of the date first above written.

"Rapidtron"

RAPIDTRON, INC,
a Delaware corporation

By:
  Steve Meineke, General Manager



"You"



JOHN CREEL, an individual

                            EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT ("Agreement") is dated and entered into effective as of January 1, 2003 (the "Effective Date"), by and between RAPIDTRON, INC., a Delaware corporation ("Rapidtron"), and PETER DERMUTZ, an individual ("you" or "Dermutz").

NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual covenants, provisions and terms set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Rapidtron and Dermutz agree as follows:

1.    Term.   Unless  terminated  earlier  as  provided  in  this  Agreement,
Rapidtron employs Dermutz for a term beginning on the Effective Date and ending on December 31, 2004 (the "Term").

2. Title; Base Salary: Effective as of the date of this Agreement, you will be employed as General Manager of Rapidtron and will earn a base salary of $150,000 per annum through December 31, 2004. Base salary will be payable on the same schedule and otherwise in accordance with Rapidtron's normal practices for its senior executives.

3. Incentive Bonus. In addition to your base salary, you will be entitled to earn incentive compensation during the Term, in an amount based on Rapidtron Inc.'s Board approved Bonus Plan, as approved by unanimous consent of the directors of Rapidtron, Inc., a Nevada corporation (formerly known as The Furnishing Club, Inc)("RPDT").

4. Withholding. All payments under paragraphs 1 and 2 and other payments and compensatory benefits will be subject to taxes and withholding in accordance with applicable law.

5.   Benefits.

a. Medical and Dental. You will be entitled to participate in the Company's regular health insurance plan for employees, or a comparably priced plan with 75% of the premium expense applicable to you paid by the Company and 25% of such expense paid by you. You will be entitled to elect spousal and dependent care coverage under such plan at your expense.

b. Vacation. You will be entitled to four (4) weeks of paid vacation time per year of employment, such vacation to be scheduled at times that do not materially interfere with the business of the Company. At no time will benefits relating to unused vacation in excess of four (4) weeks be payable.

c. Stock Options. You shall be entitled to participate in all retirement plans, profit sharing, stock option plans, stock appreciation rights, and other such employee benefits, provided by Rapidtron or Rapidtron, Inc., a Nevada corporation (formerly known as The Furnishing Club, Inc)("RPDT"), to employees similarly situated. Subject to closing the Agreement and Plan of Merger between RPDT and Rapidtron, Rapidtron shall cause RPDT to finalize and approve, a qualified stock option plan for its executive officers, including you, to be implemented by July 31, 2003. You shall be eligible to receive stock options for shares of RPDT's common stock based upon the plan to be vested over a three (3) year period beginning on the Effective Date hereof and to expire not less than five (5) years after termination of this Agreement. The remaining terms shall be subject to the plan to be adopted by RPDT's Board of Directors, as the case may be.

6. Reimbursement of Expenses. Rapidtron shall reimburse you for all business-related expenses and costs actually incurred in the performance of your duties under this Agreement, including, without limitation, the lodging and travel costs and expenses necessitated by performance and the equipment and airtime charges for a mobile telephone. Reimbursement of all such costs and expenses shall be subject to reasonable policies and procedures established from time to time by Rapidtron, including, without limitation, completion of Rapidtron's expense reports to qualify for expense reimbursement.

7.   Confidentiality, Assignment of Inventions, and Non-Compete.

     7.1 Proprietary Information. In the course of your engagement by Rapidtron, you will continue to have access to confidential and proprietary information regarding Rapidtron and its business, including, but not limited to, information regarding Rapidtron's technologies, methods and techniques, product information, specifications, technical drawings and designs, trade secrets, know-how, sources of supply, product and market research data, customer lists, marketing plans, and financial information regarding
Rapidtron and its operations. Such information shall be referred to hereinafter as "Proprietary Information" and shall include any and all of the information of the type described and shall also include any and all other confidential and proprietary information relating to the business to be conducted by Rapidtron, whether previously existing, now existing or arising hereafter, whether conceived or developed by others or by you alone or with others, and whether or not conceived or developed during regular working hours. Proprietary Information which is released into the public domain during the period of your engagement under this Agreement, provided the same is not in the public domain as a consequence of disclosure directly or indirectly by you in violation of this Agreement, shall not be subject to the restrictions of this Section 7.1.

     7.2 Non-Disclosure. You shall not disclose, directly or indirectly, (except as your duties may require and except as required by law) any Proprietary Information to any person other than Rapidtron, any employees of Rapidtron who are authorized, at the time of such disclosure, to receive such information, or such other persons to whom you have been specifically instructed to make disclosure by the Board of Directors of Rapidtron and in all such cases only to the extent required in the course of your service to Rapidtron. At the termination of this Agreement, you shall deliver to Rapidtron all notes, letters, documents, records, computer files, programs and other media which may contain Proprietary Information which are then in its possession or control and shall not retain or use any copies or summaries thereof.

     7.3 Assignment of Inventions. All ideas, inventions, and other developments or improvements conceived or reduced to practice by you, alone or with others, during the term of this Agreement, whether or not during working hours, that are within the scope of the business of Rapidtron or RPDT or that relate to or result from any of Rapidtron's or RPDT's work or projects or the services provided by you to Rapidtron or RPDT pursuant to this Agreement, shall be the exclusive property of Rapidtron or RPDT. You agree to assist Rapidtron or RPDT during the term, at Rapidtron's or RPDT's expense, to obtain patents and copyrights on any such ideas, inventions, writings, and other developments, and agrees to execute all documents necessary to obtain such patents and copyrights in the name of Rapidtron or RPDT, including an assignment of any rights therein.

     7.4 Covenant Not to Compete. During the term of this Agreement, you shall not engage in any of the following competitive activities: (a) engaging directly or indirectly in any business or activity substantially similar to any business or activity engaged in (or proposed to be engaged in) by
Rapidtron or RPDT; (b) engaging directly or indirectly in any business or activity competitive with any business or activity engaged in (or proposed to be engaged in) by Rapidtron or RPDT; (c) soliciting or taking away any employee, agent, representative, contractor, supplier, vendor, customer, franchisee, lender or investor of Rapidtron or RPDT, or attempting to so solicit or take away; (d) interfering with any contractual or other relationship between Rapidtron or RPDT and any employee, agent, representative, contractor, supplier, vendor, customer, franchisee, lender or investor; or (e) using, for the benefit of any person or entity other than
Rapidtron  or  RPDT, any Proprietary Information of Rapidtron or  RPDT.   The
foregoing covenant prohibiting competitive activities shall survive the termination of this Agreement and shall extend, and shall remain enforceable against you, for the period of one (1) year following the date this Agreement is terminated. In addition, during the two-year period following such expiration or earlier termination, you shall not make or permit the making of any negative statement of any kind concerning Rapidtron or RPDT.

8. Indemnification. To the maximum extent permitted by law, Rapidtron shall indemnify, defend (with counsel selected by you and reasonably acceptable to Rapidtron) and hold harmless, you and your attorneys, successors and assigns, and each of them (each a "Dermutz Indemnitee"), from and against all claims, losses, liabilities, damages, demands, actions, causes of actions, judgments, settlements, costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys' fees, expert witness fees, and costs related thereto) (collectively, "Claims") which any such Dermutz Indemnitee may suffer or incur in connection with (i) a breach by Rapidtron of its obligations hereunder, or (ii) the performance by you as an officer, director or employee of Rapidtron, including, without limitation, your acts and omissions as Chairman and Chief Executive Officer; provided, however, that the indemnity obligations as set forth hereunder shall not extend to any Claims arising or resulting solely from your gross negligence or willful misconduct. Rapidtron's obligations to pay Claims hereunder shall be due and payable as and when such Claims are incurred, including without limitation, all legal fees and costs and other expenses, incurred by you in connection with the defense against and settlement of any Claim. The indemnification provided by this Section 8 shall be deemed cumulative, and not exclusive, of any other rights to which you may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. Nothing in this section shall affect any right to indemnification to which you may be entitled by contract or otherwise. To the maximum extent permitted by law and to the extent reasonably affordable to Rapidtron, Rapidtron shall procure, pay for and maintain standard form directors' and officers' liability insurance with an insurance carrier and in amounts reasonably acceptable to you.

9.   Termination and Resignation.

  9.1 Termination Upon Death. If you die during the Term, this Agreement shall terminate. Upon such termination, (i) you shall be entitled to all accrued and unpaid compensation including the Base Salary and the prorated amount of the Incentive Bonus as of the date of death; and (ii) your heirs, legal representatives and designated beneficiaries shall be entitled to any and all insurance proceeds in connection with the insurance policies maintained.

  9.2 Termination Upon Permanent Disability. In the event of your "Permanent Disability" (as hereinafter defined), Rapidtron may terminate this Agreement effective upon thirty (30) days notice to you. For the purposes of this Agreement, you shall be deemed to have suffered "Permanent Disability" in the event that you become disabled by physical or mental illness or injury to the extent that the Board of Directors of Rapidtron reasonably believes, notwithstanding such reasonable accommodations as Rapidtron may make in response to such disability, that you cannot carry out or perform responsibilities, and such disability continues for a period of six (6) consecutive months or three hundred sixty-five (365) days in any twenty-four
(24)  month  period, without regard to whether such three hundred  sixty-five
(365) days are consecutive. In the event that Rapidtron terminates this Agreement following your Permanent Disability, Rapidtron shall continue to pay you (a) your Base Salary for twelve (12) months following the date of such termination, (b) the Insurance Benefits set forth in Section 5 above for twelve (12) months following the date of such termination, and (c) a prorated Incentive Bonus through the date of your termination.

  9.3    Resignation by Dermutz.

     9.3.1 You may immediately resign for cause at any time by written notice to Rapidtron. For purposes of this Agreement, the term "cause" for your resignation shall be (a) a breach by Rapidtron of any material covenant or obligation hereunder; (b) the voluntary or involuntary dissolution of Rapidtron; or (c) a "Change in Control" (as defined below) of Rapidtron. The written notice given hereunder by you to Rapidtron shall specify in reasonable detail the cause for resignation, and, in the case of the cause described in (a) above, such resignation notice shall not be effective until thirty (30) days after Rapidtron's receipt of such notice, during which time Rapidtron shall have the right to respond to your notice and cure the breach or other event giving rise to the resignation. In the event that Rapidtron is able to cure, this Agreement shall continue in full force and effect. For purposes of this Agreement, a "Change in Control" shall mean the occurrence of any one of the following events: (i) any merger or consolidation in which Rapidtron is not the surviving or resulting entity; (ii) any transfer of all or substantially all of the assets of Rapidtron; (iii) the transfer of a majority of the common stock or voting power of Rapidtron by one or more shareholders in one or more transactions; or (iv) the issuance of stock in Rapidtron constituting a change in control immediately following such issuance.

     9.4  Termination by Rapidtron.

          9.4.1 Rapidtron may terminate this Agreement for cause at any time by written notice to you. For purposes of this Agreement, the term "cause" for termination by Rapidtron shall be (a) a conviction of or plea of guilty or nolo contendere by you to a felony which could reasonably be expected to have a material adverse effect on Rapidtron, its business, its goodwill or its prospects; (b) the consistent refusal by you to perform your material duties and obligations hereunder; or (c) your willful and intentional misconduct in the performance of your material duties and obligations. The written notice given hereunder by Rapidtron to you shall specify in reasonable detail the cause for termination. In the case of a termination for the cause described in (a) above, such termination shall be effective upon receipt of the written notice. In the case of the causes described in (b) and (c) above, such termination notice shall not be effective until thirty (30) days after your receipt of such notice, during which time you shall have the right to respond to Rapidtron's notice and cure the breach or other event giving rise to the termination. In the event that you are able to cure, this Agreement shall continue in full force and effect.

      9.5 Effect of Termination. Upon any termination of this Agreement, neither party shall have any further obligations thereafter arising under this Agreement, except as provided in Section 17 below.

          9.5.1 Upon your resignation without cause , or a termination of this Agreement by Rapidtron with cause pursuant to Section 9.4 above, Rapidtron shall immediately pay to you all accrued and unpaid compensation as of the date of such termination. Thereafter, all compensation obligations of Rapidtron under Section 6 shall cease.

          9.5.2 Upon a resignation of this Agreement with cause by you pursuant to Section 9.3.1 above, or a termination of this Agreement by Rapidtron without cause, (a) Rapidtron shall immediately pay to you all accrued and unpaid compensation as of the date of such termination; (b) Rapidtron shall continue to pay the Base Salary through the period twelve
(12) months following the date of termination; (c) at the time of termination, Rapidtron shall pay the Incentive Bonus for the calendar year of termination as if you had continued to perform for the remainder of said calendar year at the average rate of increase in Profits over the prior Term of this Agreement, and (d) Rapidtron shall be required to buyout your common stock at a price determined by the "Fair Market Value" (defined below), or $2.00 per share, whichever is greater. As used herein "Fair Market Value" shall mean the average daily trading price of the common stock during the immediately preceding thirty (30) trading days.

     9.6 Effect of Combination or Dissolution. This Agreement shall not be terminated by the voluntary or involuntary dissolution of Rapidtron, or by any merger or consolidation in which Rapidtron is not the surviving or resulting entity, or any transfer of all or substantially all of the assets of Rapidtron, or upon any transfer of a majority of the ownership interests of Rapidtron by one or more members in one or more transactions, or upon the issuance of any other security interests of Rapidtron constituting a majority of the outstanding securities immediately following such issuance. Instead, subject to your right to terminate this Agreement pursuant to Section 9.3 above, the provisions of this Agreement shall be binding on and inure to the benefit of Rapidtron's successors and assigns.

9.6.1 Upon acquisition, merger and/or any other business combination with Rapidtron, you hereby agree that notwithstanding Section 9.3.1, if so requested by the resulting board of directors, you will maintain your management role within Rapidtron, as a "transitional period" to assist incoming management in the proper performance of his duties. Said "transitional period" shall not exceed 12 calendar months unless otherwise mutually agreed, pursuant to the terms and conditions of this Agreement, including compensation.

10.  Remedies.

     10.1 Injunctive Relief Regarding Confidentiality. You acknowledge and agree that (i) the covenants and the restrictions contained in Sections 7 and 8 above are necessary, fundamental, and required for the protection of the business of Rapidtron; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each of such covenants a unique and extraordinary value; and (iii) a breach of any of such covenants will result in irreparable harm and damages to Rapidtron which cannot be adequately compensated by a monetary award. Accordingly, it is expressly agreed that in addition to all other remedies available at law or in equity, Rapidtron shall be entitled to seek injunctive or other equitable relief to restrain or enjoin you from breaching any such covenant or to specifically enforce the provisions of Sections 7 or 8 above.

     10.2 No Limitation of Remedies. Notwithstanding the provisions set forth in Section 10.1 of this Agreement or any other provision contained in this Agreement, the parties hereby agree that no remedy conferred by any of the specific provisions of this Agreement, including without limitation, this
Section 10, is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     10.3 No Setoff. Notwithstanding anything to the contrary set forth in this Agreement, all payments paid by Rapidtron to you under this Agreement, including, without limitation, the compensation under Section 6 above, shall be made without setoff, deduction or counterclaim of any kind whatsoever.

11. Successors and Assigns. This Agreement is in the nature of a personal services contract; and subject to Section 9.6 above, neither party shall assign this Agreement without the prior written consent of the other party. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and legal representatives.

12.   Governing  Law.   This  Agreement  shall  be  construed  under  and  in
accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of law).

13. Waiver. The failure of any party to insist on strict compliance with any of the terms, covenants, or conditions of this Agreement by any other party shall not be deemed a waiver of that term, covenant or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

14. Notices. Any notice or other communication required or permitted hereunder (each, a "Notice") shall be in writing, and shall be deemed to have been given (a) two (2) days following deposit of such Notice in the United States mail, certified, postage prepaid, return receipt requested, or (b) upon receipt if delivered personally, or delivered by reputable, recognized third party overnight delivery service or courier service or (c) the next business day following receipt, if transmitted by facsimile (provided that such facsimile is followed by the deposit of the original Notice, or a copy thereof, in the United States mail, certified, postage prepaid, return receipt requested, no later than the next business day following transmission of such facsimile), addressed to the parties as follows:

Dermutz:            Peter Dermutz
                    __________________
                    __________________


To Rapidtron:       Rapidtron, Inc.
                    3151 Airway Avenue, building Q
                    Costa Mesa, California 92626

                    Facsimile Number: 949-474-4550

with copies to:     Raymond A. Lee, Esq.
                    Lee Goddard LLP
                    18500 Von Karman Ave., Suite 700
                    Irvine, CA 92612

Either party may require such Notices to be delivered and given to any address different from or additional to the address set forth above, by delivering Notice thereof to the other party pursuant to this Section.

15. Integration. This Agreement constitutes the entire agreement of the parties hereto with respect to the engagement and retention of you by Rapidtron and your services to Sub, and supersedes any and all prior and contemporaneous agreements, whether oral or in writing, between the parties hereto with respect to the subject matter hereof. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied in this Agreement or such addenda (or in other written agreements signed by the parties and dated the date hereof), and that no other agreement, statement or promise not contained in this Agreement or such addenda (or such other written agreements) shall be valid or binding on either party.

16.   Amendments.   This Agreement may not be amended, modified,  altered  or
supplemented except by written agreement executed and delivered by the parties hereto.

17. Survival of Certain Rights and Obligations. The rights and obligations of the parties hereto pursuant to Sections 7, 8, 9, 9.5, and 10 of this Agreement shall survive the termination of this Agreement.

18. Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way. If any court of competent jurisdiction holds any provision of this Agreement to be invalid, void or unenforceable with respect to any state, region or locality, such provision shall nevertheless continue in full force and effect in all other states, regions and localities to which such provision applies.

19. Further Assurances. The parties agree that, at any time and from time to time during the Term, they will take any action and execute and deliver any document which the other party reasonably requests in order to carry out the purposes of this Agreement.

20.   Headings.   The  section headings contained in this Agreement  are  for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

21.    Counterparts.   This  Agreement  may  be  executed  in  one  or   more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover any and all reasonable attorneys' fees, expert witness fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

23.   Incorporation.   The  recitals  and  exhibits  to  this  Agreement  are
incorporated herein and, by this reference, made a part hereof as if fully set forth herein.

24. No Third Party Beneficiary. This Agreement is made and entered into between the parties solely for the benefit of the parties, and not for the benefit of any other third party or entity. No third party or entity shall be deemed or considered a third party beneficiary of any covenant, promise or other provision of this Agreement or have any right to enforce any such covenant, promise or other provision against either or both parties.


                      [signatures follow on next page]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement effective as of the date first above written.

"Rapidtron"

RAPIDTRON, INC,
a Delaware corporation

By:
 John Creel, Chief Executive Officer and President



"You"



PETER DERMUTZ, an individual

                            EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT ("Agreement") is dated and entered into effective as of January 1, 2003 (the "Effective Date"), by and between RAPIDTRON, INC., a Delaware corporation ("Rapidtron"), and STEVE MEINEKE, an individual ("you" or "Meineke").

NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual covenants, provisions and terms set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Rapidtron and Meineke agree as follows:

1.    Term.   Unless  terminated  earlier  as  provided  in  this  Agreement,
Rapidtron employs Meineke for a term beginning on the Effective Date and ending on December 31, 2004 (the "Term").

2. Title; Base Salary: Effective as of the date of this Agreement, you will be employed as General Manager of Rapidtron and will earn a base salary of $90,000.00 per annum through December 31, 2003. If Rapidtron is "profitable" (as defined below) at the end of the calendar year 2003, you will receive a bonus in the amount of $35,000.00 and your base salary will be increased to $125,000.00 per year through December 31, 2004. If you do not receive the foregoing increase in base salary for the calendar year 2004 and Rapidtron is profitable and the end of the calendar year 2004, you will receive a bonus in the amount of $35,000.00. Subject to the foregoing, base salary will be payable on the same schedule and otherwise in accordance with Rapidtron's normal practices for its senior executives. As used in this Agreement, "profitable" shall mean Rapditron's EBITDA for the fiscal year shall be at least $350,000.00.

3. Incentive Bonus. In addition to your base salary, you will be entitled to earn incentive compensation during the Term, in an amount based on Rapidtron Inc.'s Board approved Bonus Plan, as approved by unanimous consent of the directors of Rapidtron, Inc., a Nevada corporation (formerly known as The Furnishing Club, Inc)("RPDT").

4. Withholding. All payments under paragraphs 1 and 2 and other payments and compensatory benefits will be subject to taxes and withholding in accordance with applicable law.

5.   Benefits.

a. Medical and Dental. You will be entitled to participate in the Company's regular health insurance plan for employees, or a comparably priced plan with 75% of the premium expense applicable to you paid by the Company and 25% of such expense paid by you. You will be entitled to elect spousal and dependent care coverage under such plan at your expense.

b. Vacation. You will be entitled to four (4) weeks of paid vacation time per year of employment, such vacation to be scheduled at times that do not materially interfere with the business of the Company. At no time will benefits relating to unused vacation in excess of four (4) weeks be payable.

c. Stock Options. You shall be entitled to participate in all retirement plans, profit sharing, stock option plans, stock appreciation rights, and other such employee benefits, provided by Rapidtron and Rapidtron, Inc., a Nevada corporation (formerly known as The Furnishing Club, Inc)("RPDT"), to employees similarly situated. Subject to closing the Agreement and Plan of Merger between RPDT and Rapidtron (the "Merger Agreement"), Rapidtron shall cause RPDT to finalize and approve, a qualified stock option plan for its
executive  officers, including you, to be implemented by July 31, 2003.   You
shall receive stock options in accordance with the plan for at least 625,000 shares of RPDT's common stock with a conversion price of $1.00 per share, one-half to be vested on January 1, 2004, and one-half to be vested on January 1, 2005; provided, however, such options shall vest immediately upon a change in
control  (as  defined  below).    You  shall  also  be  eligible  to  receive
additional options based upon the plan to be vested over a three (3) year period beginning on the Effective Date hereof and to expire not less than five (5) years after termination of this Agreement. The remaining terms
shall be subject to the plan to be adopted by RPDT's Board of Directors.   As
used herein, the term "change of control" means the removal of you from your current level of management as the result of any of the following: (i) the acquisition of 20% or more of the common stock of RPDT, (ii) a change in the majority of the Board of Directors of RPDT, (iii) any reorganization, merger, or consolidation with Rapidtron or RPDT that results in either (i) or (ii) above, (iv) sale of all or substantially all of the assets of Rapidtron, (v) liquidation of Rapidtron, or (vi) dissolution of Rapidtron.

6. Reimbursement of Expenses. Rapidtron shall reimburse you for all business-related expenses and costs actually incurred in the performance of your duties under this Agreement, including, without limitation, the lodging and travel costs and expenses necessitated by performance and the equipment and airtime charges for a mobile telephone. Reimbursement of all such costs and expenses shall be subject to reasonable policies and procedures established from time to time by Rapidtron, including, without limitation, completion of Rapidtron's expense reports to qualify for expense reimbursement.

7.   Confidentiality, Assignment of Inventions, and Non-Compete.

     7.1 Proprietary Information. In the course of your engagement by Rapidtron, you will continue to have access to confidential and proprietary information regarding Rapidtron and its business, including, but not limited to, information regarding Rapidtron's technologies, methods and techniques, product information, specifications, technical drawings and designs, trade secrets, know-how, sources of supply, product and market research data, customer lists, marketing plans, and financial information regarding
Rapidtron and its operations. Such information shall be referred to hereinafter as "Proprietary Information" and shall include any and all of the information of the type described and shall also include any and all other confidential and proprietary information relating to the business to be conducted by Rapidtron, whether previously existing, now existing or arising hereafter, whether conceived or developed by others or by you alone or with others, and whether or not conceived or developed during regular working hours. Proprietary Information which is released into the public domain during the period of your engagement under this Agreement, provided the same is not in the public domain as a consequence of disclosure directly or indirectly by you in violation of this Agreement, shall not be subject to the restrictions of this Section 7.1.

     7.2 Non-Disclosure. You shall not disclose, directly or indirectly, (except as your duties may require and except as required by law) any Proprietary Information to any person other than Rapidtron, any employees of Rapidtron who are authorized, at the time of such disclosure, to receive such information, or such other persons to whom you have been specifically instructed to make disclosure by the Board of Directors of Rapidtron and in all such cases only to the extent required in the course of your service to Rapidtron. At the termination of this Agreement, you shall deliver to Rapidtron all notes, letters, documents, records, computer files, programs and other media which may contain Proprietary Information which are then in its possession or control and shall not retain or use any copies or summaries thereof.

     7.3 Assignment of Inventions. All ideas, inventions, and other developments or improvements conceived or reduced to practice by you, alone or with others, during the term of this Agreement, whether or not during working hours, that are within the scope of the business of Rapidtron or RPDT or that relate to or result from any of Rapidtron's or RPDT's work or projects or the services provided by you to Rapidtron or RPDT pursuant to this Agreement, shall be the exclusive property of Rapidtron or RPDT. You agree to assist Rapidtron or RPDT during the term, at Rapidtron's or RPDT's expense, to obtain patents and copyrights on any such ideas, inventions, writings, and other developments, and agrees to execute all documents necessary to obtain such patents and copyrights in the name of Rapidtron or RPDT, including an assignment of any rights therein.

     7.4 Covenant Not to Compete. During the term of this Agreement, you shall not engage in any of the following competitive activities: (a) engaging directly or indirectly in any business or activity substantially similar to any business or activity engaged in (or proposed to be engaged in) by
Rapidtron or RPDT; (b) engaging directly or indirectly in any business or activity competitive with any business or activity engaged in (or proposed to be engaged in) by Rapidtron or RPDT; (c) soliciting or taking away any employee, agent, representative, contractor, supplier, vendor, customer, franchisee, lender or investor of Rapidtron or RPDT, or attempting to so solicit or take away; (d) interfering with any contractual or other relationship between Rapidtron or RPDT and any employee, agent, representative, contractor, supplier, vendor, customer, franchisee, lender or investor; or (e) using, for the benefit of any person or entity other than
Rapidtron  or  RPDT, any Proprietary Information of Rapidtron or  RPDT.   The
foregoing covenant prohibiting competitive activities shall survive the termination of this Agreement and shall extend, and shall remain enforceable against you, for the period of one (1) year following the date this Agreement is terminated. In addition, during the two-year period following such expiration or earlier termination, you shall not make or permit the making of any negative statement of any kind concerning Rapidtron or RPDT.

8. Indemnification. To the maximum extent permitted by law, Rapidtron shall indemnify, defend (with counsel selected by you and reasonably acceptable to Rapidtron) and hold harmless, you and your attorneys, successors and assigns, and each of them (each a "Meineke Indemnitee"), from and against all claims, losses, liabilities, damages, demands, actions, causes of actions, judgments, settlements, costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys' fees, expert witness fees, and costs related thereto) (collectively, "Claims") which any such Meineke Indemnitee may suffer or incur in connection with (i) a breach by Rapidtron of its obligations hereunder, or (ii) the performance by you as an officer, director or employee of Rapidtron, including, without limitation, your acts and omissions as Chairman and Chief Executive Officer; provided, however, that the indemnity obligations as set forth hereunder shall not extend to any Claims arising or resulting solely from your gross negligence or willful misconduct. Rapidtron's obligations to pay Claims hereunder shall be due and payable as and when such Claims are incurred, including without limitation, all legal fees and costs and other expenses, incurred by you in connection with the defense against and settlement of any Claim. The indemnification provided by this Section 8 shall be deemed cumulative, and not exclusive, of any other rights to which you may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. Nothing in this section shall affect any right to indemnification to which you may be entitled by contract or otherwise. To the maximum extent permitted by law and to the extent reasonably affordable to Rapidtron, Rapidtron shall procure, pay for and maintain standard form directors' and officers' liability insurance with an insurance carrier and in amounts reasonably acceptable to you.

9.   Termination and Resignation.

     9.1 Termination Upon Death. If you die during the Term, this Agreement shall terminate. Upon such termination, (i) you shall be entitled to all accrued and unpaid compensation including the Base Salary and the prorated amount of the Incentive Bonus as of the date of death; and (ii) your heirs, legal representatives and designated beneficiaries shall be entitled to any and all insurance proceeds in connection with the insurance policies maintained.

     9.2 Termination Upon Permanent Disability. In the event of your "Permanent Disability" (as hereinafter defined), Rapidtron may terminate this Agreement effective upon thirty (30) days notice to you. For the purposes of this Agreement, you shall be deemed to have suffered "Permanent Disability" in the event that you become disabled by physical or mental illness or injury to the extent that the Board of Directors of Rapidtron reasonably believes, notwithstanding such reasonable accommodations as Rapidtron may make in response to such disability, that you cannot carry out or perform responsibilities, and such disability continues for a period of six (6) consecutive months or three hundred sixty-five (365) days in any twenty-four
(24)  month  period, without regard to whether such three hundred  sixty-five
(365) days are consecutive. In the event that Rapidtron terminates this Agreement following your Permanent Disability, Rapidtron shall continue to pay you (a) your Base Salary for twelve (12) months following the date of such termination, (b) the Insurance Benefits set forth in Section 5 above for twelve (12) months following the date of such termination, and (c) a prorated Incentive Bonus through the date of your termination.

     9.3  Resignation by Meineke.

     9.3.1 You may immediately resign for cause at any time by written notice to Rapidtron. For purposes of this Agreement, the term "cause" for your resignation shall be (a) a breach by Rapidtron of any material covenant or obligation hereunder; (b) the voluntary or involuntary dissolution of Rapidtron; or (c) a "Change in Control" (as defined below) of Rapidtron. The written notice given hereunder by you to Rapidtron shall specify in reasonable detail the cause for resignation, and, in the case of the cause described in (a) above, such resignation notice shall not be effective until thirty (30) days after Rapidtron's receipt of such notice, during which time Rapidtron shall have the right to respond to your notice and cure the breach or other event giving rise to the resignation. In the event that Rapidtron is able to cure, this Agreement shall continue in full force and effect. For purposes of this Agreement, a "Change in Control" shall mean the occurrence of any one of the following events: (i) any merger or consolidation in which Rapidtron is not the surviving or resulting entity; (ii) any transfer of all or substantially all of the assets of Rapidtron; (iii) the transfer of a majority of the common stock or voting power of Rapidtron by one or more shareholders in one or more transactions; or (iv) the issuance of stock in Rapidtron constituting a change in control immediately following such issuance.

     9.4  Termination by Rapidtron.

          9.4.1 Rapidtron may terminate this Agreement for cause at any time by written notice to you. For purposes of this Agreement, the term "cause" for termination by Rapidtron shall be (a) a conviction of or plea of guilty or nolo contendere by you to a felony which could reasonably be expected to have a material adverse effect on Rapidtron, its business, its goodwill or its prospects; (b) the consistent refusal by you to perform your material duties and obligations hereunder; or (c) your willful and intentional misconduct in the performance of your material duties and obligations. The written notice given hereunder by Rapidtron to you shall specify in reasonable detail the cause for termination. In the case of a termination for the cause described in (a) above, such termination shall be effective upon receipt of the written notice. In the case of the causes described in (b) and (c) above, such termination notice shall not be effective until thirty (30) days after your receipt of such notice, during which time you shall have the right to respond to Rapidtron's notice and cure the breach or other event giving rise to the termination. In the event that you are able to cure, this Agreement shall continue in full force and effect.

      9.5 Effect of Termination. Upon any termination of this Agreement, neither party shall have any further obligations thereafter arising under this Agreement, except as provided in Section 17 below.

          9.5.1 Upon your resignation without cause , or a termination of this Agreement by Rapidtron with cause pursuant to Section 9.4 above, Rapidtron shall immediately pay to you all accrued and unpaid compensation as of the date of such termination. Thereafter, all compensation obligations of Rapidtron under Section 6 shall cease.

          9.5.2 Upon a resignation of this Agreement with cause by you pursuant to Section 9.3.1 above, or a termination of this Agreement by Rapidtron without cause, (a) Rapidtron shall immediately pay to you all accrued and unpaid compensation as of the date of such termination; (b) Rapidtron shall continue to pay the Base Salary through the period twelve
(12) months following the date of termination; (c) at the time of termination, Rapidtron shall pay the Incentive Bonus for the calendar year of termination as if you had continued to perform for the remainder of said calendar year at the average rate of increase in Profits over the prior Term of this Agreement, and (d) Rapidtron shall be required to buyout your common stock at a price determined by the "Fair Market Value" (defined below), or $2.00 per share, whichever is greater. As used herein "Fair Market Value" shall mean the average daily trading price of the common stock during the immediately preceding thirty (30) trading days.

     9.6 Effect of Combination or Dissolution. This Agreement shall not be terminated by the voluntary or involuntary dissolution of Rapidtron, or by any merger or consolidation in which Rapidtron is not the surviving or resulting entity, or any transfer of all or substantially all of the assets of Rapidtron, or upon any transfer of a majority of the ownership interests of Rapidtron by one or more members in one or more transactions, or upon the issuance of any other security interests of Rapidtron constituting a majority of the outstanding securities immediately following such issuance. Instead, subject to your right to terminate this Agreement pursuant to Section 9.3 above, the provisions of this Agreement shall be binding on and inure to the benefit of Rapidtron's successors and assigns.

9.6.1 Upon acquisition, merger and/or any other business combination with Rapidtron, you hereby agree that notwithstanding Section 9.3.1, if so requested by the resulting board of directors, you will maintain your management role within Rapidtron, as a "transitional period" to assist incoming management in the proper performance of his duties. Said "transitional period" shall not exceed 12 calendar months unless otherwise mutually agreed, pursuant to the terms and conditions of this Agreement, including compensation.

10.  Remedies.

     10.1 Injunctive Relief Regarding Confidentiality. You acknowledge and agree that (i) the covenants and the restrictions contained in Sections 7 and 8 above are necessary, fundamental, and required for the protection of the business of Rapidtron; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each of such covenants a unique and extraordinary value; and (iii) a breach of any of such covenants will result in irreparable harm and damages to Rapidtron which cannot be adequately compensated by a monetary award. Accordingly, it is expressly agreed that in addition to all other remedies available at law or in equity, Rapidtron shall be entitled to seek injunctive or other equitable relief to restrain or enjoin you from breaching any such covenant or to specifically enforce the provisions of Sections 7 or 8 above.

     10.2 No Limitation of Remedies. Notwithstanding the provisions set forth in Section 10.1 of this Agreement or any other provision contained in this Agreement, the parties hereby agree that no remedy conferred by any of the specific provisions of this Agreement, including without limitation, this
Section 10, is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     10.3 No Setoff. Notwithstanding anything to the contrary set forth in this Agreement, all payments paid by Rapidtron to you under this Agreement, including, without limitation, the compensation under Section 6 above, shall be made without setoff, deduction or counterclaim of any kind whatsoever.

11. Successors and Assigns. This Agreement is in the nature of a personal services contract; and subject to Section 9.6 above, neither party shall assign this Agreement without the prior written consent of the other party. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and legal representatives.

12.   Governing  Law.   This  Agreement  shall  be  construed  under  and  in
accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of law).

13. Waiver. The failure of any party to insist on strict compliance with any of the terms, covenants, or conditions of this Agreement by any other party shall not be deemed a waiver of that term, covenant or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

14. Notices. Any notice or other communication required or permitted hereunder (each, a "Notice") shall be in writing, and shall be deemed to have been given (a) two (2) days following deposit of such Notice in the United States mail, certified, postage prepaid, return receipt requested, or (b) upon receipt if delivered personally, or delivered by reputable, recognized third party overnight delivery service or courier service or (c) the next business day following receipt, if transmitted by facsimile (provided that such facsimile is followed by the deposit of the original Notice, or a copy thereof, in the United States mail, certified, postage prepaid, return receipt requested, no later than the next business day following transmission of such facsimile), addressed to the parties as follows:

Meineke:            Steve Meineke
                    3 White Cliff
                    Laguna Niguel, CA  92677

To Rapidtron:       Rapidtron, Inc.
                    3151 Airway Avenue, building Q
                    Costa Mesa, California 92626

                    Facsimile Number: 949-474-4550

with copies to:     Raymond A. Lee, Esq.
                    Lee Goddard LLP
                    18500 Von Karman Ave., Suite 700
                    Irvine, CA 92612

Either party may require such Notices to be delivered and given to any address different from or additional to the address set forth above, by delivering Notice thereof to the other party pursuant to this Section.

15. Integration. This Agreement constitutes the entire agreement of the parties hereto with respect to the engagement and retention of you by Rapidtron and your services to Sub, and supersedes any and all prior and contemporaneous agreements, whether oral or in writing, between the parties hereto with respect to the subject matter hereof. Subject to closing under the Merger Agreement, this Agreement shall supercede and replace that certain Management Services Agreement, dated as of January 1, 2002, between Rapidtron and Meineke Consulting, LLC, and as of January 1, 2003, neither party shall have any further obligation under such Management Services Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied in this Agreement or such addenda (or in other written agreements signed by the parties and dated the date hereof), and that no other agreement, statement or promise not contained in this Agreement or such addenda (or such other written agreements) shall be valid or binding on either party.

16.   Amendments.   This Agreement may not be amended, modified,  altered  or
supplemented except by written agreement executed and delivered by the parties hereto.

17. Survival of Certain Rights and Obligations. The rights and obligations of the parties hereto pursuant to Sections 7, 8, 9, 9.5, and 10 of this Agreement shall survive the termination of this Agreement.

18. Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way. If any court of competent jurisdiction holds any provision of this Agreement to be invalid, void or unenforceable with respect to any state, region or locality, such provision shall nevertheless continue in full force and effect in all other states, regions and localities to which such provision applies.

19. Further Assurances. The parties agree that, at any time and from time to time during the Term, they will take any action and execute and deliver any document which the other party reasonably requests in order to carry out the purposes of this Agreement.

20.   Headings.   The  section headings contained in this Agreement  are  for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

21.    Counterparts.   This  Agreement  may  be  executed  in  one  or   more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover any and all reasonable attorneys' fees, expert witness fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

23.   Incorporation.   The  recitals  and  exhibits  to  this  Agreement  are
incorporated herein and, by this reference, made a part hereof as if fully set forth herein.

24. No Third Party Beneficiary. This Agreement is made and entered into between the parties solely for the benefit of the parties, and not for the benefit of any other third party or entity. No third party or entity shall be deemed or considered a third party beneficiary of any covenant, promise or other provision of this Agreement or have any right to enforce any such covenant, promise or other provision against either or both parties.


                      [signatures follow on next page]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement effective as of the date first above written.

"Rapidtron"

RAPIDTRON, INC,
a Delaware corporation

By:
 John Creel, Chief Executive Officer and President



"You"



STEVE MEINEKE, an individual


ACKNOWLEDGED AND AGREED AS TO SECTION 15

MEINEKE CONSULTING, LLC,
a California limited liability company


By:
 Steve Meineke, Manager

                                  Exhibit B


                               Use of Proceeds

                                  Exhibit C

                                 REPLACEMENT
                               PROMISSORY NOTE

                              $________________
                             (Principal Amount)

                                   Dated:

                                Executed at:
                               (City, Country)

FOR VALUE RECEIVED, RAPIDTRON, INC., a Delaware corporation ("Maker"), hereby promises to pay to Holder, or its assignee, at Nominee - c/o , or such address as may be designated in writing by any holder of this Note, the sum of____________________ US Dollars and No Cents ($_______________).
The repayment of this Note (including principal and interest, if any) is due in full on March 31, 2003, and thereafter upon demand.

This Note shall bear a non-compounded interest rate of ten percent (10%) per annum beginning on the date hereof, and continuing until principal and interest are fully paid.

TERMS OF REPAYMENT:

1. Pursuant to that certain Agreement and Plan of Merger, dated as of January 17, 2003, among Rapidtron, Inc., a Nevada corporation, formerly known as The Furnishing Club ("RPDT"); RTI Acquisition Subsidiary, Inc., a Nevada corporation, and Maker (the "Merger Agreement"), this Replacement Promissory Note (this "Note") is made in full replacement of that certain Promissory
Note  dated  __________  made  by  Maker payable  to   ______________________
("Holder"), or order, for the principal amount of $____________.

2.   This Note may be prepaid in whole or in part without penalty.

3. Upon closing of Merger as contemplated by the Merger Agreement, the entire outstanding balance of this Note, including all principal and interest accrued, shall, ipso facto and without any action by the Holder, be converted into restricted shares of common stock of RPDT ("Stock"), at a conversion rate of $1.00 per share. This Note and the Stock issued upon conversion hereof is and shall be issued under an exemption from registration under
Section 4(2) of the Securities Act of 1933, as amended. The Holder hereby represents that it is acquiring this Note and the Stock hereunder or acquired pursuant hereto for its own account, not as a nominee or agent, with the present intention of holding such securities for purposes of investment, and not with a view to the resale or distribution of any part thereof, and that it has no intention of selling this Note or the Stock in a public distribution in violation of the federal securities laws or any applicable state securities laws. Holder acknowledges that the Stock will contain a restrictive legend in accordance with Rule 144.

4. If the Merger Agreement is terminated and the Merger is abandoned, Paragraph 3 of this Note shall no longer apply and this Note shall remain an outstanding obligation payable by Maker to Holder in full on or before March 31, 2003.

5. Security Lien. The Maker of this Note hereby grants to the Holder a security interest in any and all of Maker's assets, including but not limited to, real property, inventory, receivables, vehicles, furniture, intellectual property and equipment.

6. In the event of the failure to make any payment when due, the holder of this Note may declare the entire principal balance and accrued interest immediately due and payable. Any overdue payment shall bear interest at the rate of twelve percent (12%), or at such lower rate mandated by law, per annum until principal and interest are fully paid.

7. All parties to this Note, including the Maker and any endorser or guarantors, if any, jointly and severally waive presentment, notice or dishonor and diligence in collecting and all agree to remain fully obligated under the terms of this Note even if, without notice, the time for payment is extended; or the Note is renewed or modified; or one of the parties is released or discharged; or the release or substitution of any collateral given as security for the payment of the Note.

8. No course of dealing between the parties of this Note, and no delay on the part of the Holder in exercising any rights hereunder, shall operate as a waiver of the rights of the holder. No covenant, provision or Default hereunder may be waived except by written instrument signed by the waiving party, and no such waiver shall extend to or impair any obligation not expressly waived.

9. If any provision herein is determined to be unlawful, it is hereby agreed that this Note shall remain in full force and effect and shall be construed as if the provision determined to be unlawful was never contained herein and a reasonable provision shall be substituted therein. This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada.

10. If this Note is not paid promptly in accordance with its terms, the Undersigned agrees to pay all costs of collection and enforcement, including, but not limited to, private costs, court costs and reasonable attorney fees. In the event that any judgment is obtained under this Note, the Undersigned waive, to the extent permitted under the law, the benefit of any law exempting their property, or any part of it.

                       [signatures begin on next page]

AGREED:

"MAKER"

RAPIDTRON, INC., a Delaware corporation


By:
Name:
Title:

"HOLDER"

__________________________________________

By:
Name:
Title:

"RPDT"

RAPIDTRON, INC., a Nevada corporation


By:
Name:
Title:

                                  Exhibit A


                            Employment Agreements

                            EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT ("Agreement") is dated and entered into effective as of January 1, 2003 (the "Effective Date"), by and between RAPIDTRON, INC., a Delaware corporation ("Rapidtron"), and PETER DERMUTZ, an individual ("you" or "Dermutz").

NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual covenants, provisions and terms set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Rapidtron and Dermutz agree as follows:

1.    Term.   Unless  terminated  earlier  as  provided  in  this  Agreement,
Rapidtron employs Dermutz for a term beginning on the Effective Date and ending on December 31, 2004 (the "Term").

2. Title; Base Salary: Effective as of the date of this Agreement, you will be employed as Executive Vice President of Rapidtron and will earn a base salary of $150,000 per annum through December 31, 2004. Base salary will be payable on the same schedule and otherwise in accordance with Rapidtron's normal practices for its senior executives.

3. Incentive Bonus. In addition to your base salary, you will be entitled to earn incentive compensation during the Term, in an amount based on Rapidtron Inc.'s Board approved Bonus Plan, as approved by unanimous consent of the directors of Rapidtron, Inc., a Nevada corporation (formerly known as The Furnishing Club, Inc)("RPDT").

4. Withholding. All payments under paragraphs 1 and 2 and other payments and compensatory benefits will be subject to taxes and withholding in accordance with applicable law.

5.   Benefits.

a.    Medical  and  Dental.   You will be entitled to  participate  in  the
  Company's regular health insurance plan for employees, or a comparably priced plan with 75% of the premium expense applicable to you paid by the Company and 25% of such expense paid by you. You will be entitled to elect spousal and dependent care coverage under such plan at your expense.

b. Vacation. You will be entitled to four (4) weeks of paid vacation time per year of employment, such vacation to be scheduled at times that do not materially interfere with the business of the Company. At no time will benefits relating to unused vacation in excess of four (4) weeks be payable.

c. Stock Options. You shall be entitled to participate in all retirement plans, profit sharing, stock option plans, stock appreciation rights, and other such employee benefits, provided by Rapidtron or Rapidtron, Inc., a Nevada corporation (formerly known as The Furnishing Club, Inc)("RPDT"), to employees similarly situated. Subject to closing the Agreement and Plan of Merger between RPDT and Rapidtron, Rapidtron shall cause RPDT to finalize and approve, a qualified stock option plan for its executive officers, including you, to be implemented by July 31, 2003. You shall be eligible to receive stock options for shares of RPDT's common stock based upon the plan to be vested over a three (3) year period beginning on the Effective Date hereof and to expire not less than five (5) years after termination of this Agreement. The remaining terms shall be subject to the plan to be adopted by RPDT's Board of Directors, as the case may be.

6. Reimbursement of Expenses. Rapidtron shall reimburse you for all business-related expenses and costs actually incurred in the performance of your duties under this Agreement, including, without limitation, the lodging and travel costs and expenses necessitated by performance and the equipment and airtime charges for a mobile telephone. Reimbursement of all such costs and expenses shall be subject to reasonable policies and procedures established from time to time by Rapidtron, including, without limitation, completion of Rapidtron's expense reports to qualify for expense reimbursement.

7.   Confidentiality, Assignment of Inventions, and Non-Compete.

     7.1 Proprietary Information. In the course of your engagement by Rapidtron, you will continue to have access to confidential and proprietary information regarding Rapidtron and its business, including, but not limited to, information regarding Rapidtron's technologies, methods and techniques, product information, specifications, technical drawings and designs, trade secrets, know-how, sources of supply, product and market research data, customer lists, marketing plans, and financial information regarding
Rapidtron and its operations. Such information shall be referred to hereinafter as "Proprietary Information" and shall include any and all of the information of the type described and shall also include any and all other confidential and proprietary information relating to the business to be conducted by Rapidtron, whether previously existing, now existing or arising hereafter, whether conceived or developed by others or by you alone or with others, and whether or not conceived or developed during regular working hours. Proprietary Information which is released into the public domain during the period of your engagement under this Agreement, provided the same is not in the public domain as a consequence of disclosure directly or indirectly by you in violation of this Agreement, shall not be subject to the restrictions of this Section 7.1.

     7.2 Non-Disclosure. You shall not disclose, directly or indirectly, (except as your duties may require and except as required by law) any Proprietary Information to any person other than Rapidtron, any employees of Rapidtron who are authorized, at the time of such disclosure, to receive such information, or such other persons to whom you have been specifically instructed to make disclosure by the Board of Directors of Rapidtron and in all such cases only to the extent required in the course of your service to Rapidtron. At the termination of this Agreement, you shall deliver to Rapidtron all notes, letters, documents, records, computer files, programs and other media which may contain Proprietary Information which are then in its possession or control and shall not retain or use any copies or summaries thereof.

     7.3 Assignment of Inventions. All ideas, inventions, and other developments or improvements conceived or reduced to practice by you, alone or with others, during the term of this Agreement, whether or not during working hours, that are within the scope of the business of Rapidtron or RPDT or that relate to or result from any of Rapidtron's or RPDT's work or projects or the services provided by you to Rapidtron or RPDT pursuant to this Agreement, shall be the exclusive property of Rapidtron or RPDT. You agree to assist Rapidtron or RPDT during the term, at Rapidtron's or RPDT's expense, to obtain patents and copyrights on any such ideas, inventions, writings, and other developments, and agrees to execute all documents necessary to obtain such patents and copyrights in the name of Rapidtron or RPDT, including an assignment of any rights therein.

     7.4 Covenant Not to Compete. During the term of this Agreement, you shall not engage in any of the following competitive activities: (a) engaging directly or indirectly in any business or activity substantially similar to any business or activity engaged in (or proposed to be engaged in) by
Rapidtron or RPDT; (b) engaging directly or indirectly in any business or activity competitive with any business or activity engaged in (or proposed to be engaged in) by Rapidtron or RPDT; (c) soliciting or taking away any employee, agent, representative, contractor, supplier, vendor, customer, franchisee, lender or investor of Rapidtron or RPDT, or attempting to so solicit or take away; (d) interfering with any contractual or other relationship between Rapidtron or RPDT and any employee, agent, representative, contractor, supplier, vendor, customer, franchisee, lender or investor; or (e) using, for the benefit of any person or entity other than
Rapidtron  or  RPDT, any Proprietary Information of Rapidtron or  RPDT.   The
foregoing covenant prohibiting competitive activities shall survive the termination of this Agreement and shall extend, and shall remain enforceable against you, for the period of one (1) year following the date this Agreement is terminated. In addition, during the two-year period following such expiration or earlier termination, you shall not make or permit the making of any negative statement of any kind concerning Rapidtron or RPDT.

8. Indemnification. To the maximum extent permitted by law, Rapidtron shall indemnify, defend (with counsel selected by you and reasonably acceptable to Rapidtron) and hold harmless, you and your attorneys, successors and assigns, and each of them (each a "Dermutz Indemnitee"), from and against all claims, losses, liabilities, damages, demands, actions, causes of actions, judgments, settlements, costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys' fees, expert witness fees, and costs related thereto) (collectively, "Claims") which any such Dermutz Indemnitee may suffer or incur in connection with (i) a breach by Rapidtron of its obligations hereunder, or (ii) the performance by you as an officer, director or employee of Rapidtron, including, without limitation, your acts and omissions as Chairman and Chief Executive Officer; provided, however, that the indemnity obligations as set forth hereunder shall not extend to any Claims arising or resulting solely from your gross negligence or willful misconduct. Rapidtron's obligations to pay Claims hereunder shall be due and payable as and when such Claims are incurred, including without limitation, all legal fees and costs and other expenses, incurred by you in connection with the defense against and settlement of any Claim. The indemnification provided by this Section 8 shall be deemed cumulative, and not exclusive, of any other rights to which you may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. Nothing in this section shall affect any right to indemnification to which you may be entitled by contract or otherwise. To the maximum extent permitted by law and to the extent reasonably affordable to Rapidtron, Rapidtron shall procure, pay for and maintain standard form directors' and officers' liability insurance with an insurance carrier and in amounts reasonably acceptable to you.

9.
  Termination and Resignation.

  9.1 Termination Upon Death. If you die during the Term, this Agreement shall terminate. Upon such termination, (i) you shall be entitled to all accrued and unpaid compensation including the Base Salary and the prorated amount of the Incentive Bonus as of the date of death; and (ii) your heirs, legal representatives and designated beneficiaries shall be entitled to any and all insurance proceeds in connection with the insurance policies maintained.

  9.2 Termination Upon Permanent Disability. In the event of your "Permanent Disability" (as hereinafter defined), Rapidtron may terminate this Agreement effective upon thirty (30) days notice to you. For the purposes of this Agreement, you shall be deemed to have suffered "Permanent Disability" in the event that you become disabled by physical or mental illness or injury to the extent that the Board of Directors of Rapidtron reasonably believes, notwithstanding such reasonable accommodations as Rapidtron may make in response to such disability, that you cannot carry out or perform responsibilities, and such disability continues for a period of six (6) consecutive months or three hundred sixty-five (365) days in any twenty-four
(24)  month  period, without regard to whether such three hundred  sixty-five
(365) days are consecutive. In the event that Rapidtron terminates this Agreement following your Permanent Disability, Rapidtron shall continue to pay you (a) your Base Salary for twelve (12) months following the date of such termination, (b) the Insurance Benefits set forth in Section 5 above for twelve (12) months following the date of such termination, and (c) a prorated Incentive Bonus through the date of your termination.

  9.3    Resignation by Dermutz.

     9.3.1 You may immediately resign for cause at any time by written notice to Rapidtron. For purposes of this Agreement, the term "cause" for your resignation shall be (a) a breach by Rapidtron of any material covenant or obligation hereunder; (b) the voluntary or involuntary dissolution of Rapidtron; or (c) a "Change in Control" (as defined below) of Rapidtron. The written notice given hereunder by you to Rapidtron shall specify in reasonable detail the cause for resignation, and, in the case of the cause described in (a) above, such resignation notice shall not be effective until thirty (30) days after Rapidtron's receipt of such notice, during which time Rapidtron shall have the right to respond to your notice and cure the breach or other event giving rise to the resignation. In the event that Rapidtron is able to cure, this Agreement shall continue in full force and effect. For purposes of this Agreement, a "Change in Control" shall mean the occurrence of any one of the following events: (i) any merger or consolidation in which Rapidtron is not the surviving or resulting entity; (ii) any transfer of all or substantially all of the assets of Rapidtron; (iii) the transfer of a majority of the common stock or voting power of Rapidtron by one or more shareholders in one or more transactions; or (iv) the issuance of stock in Rapidtron constituting a change in control immediately following such issuance.

     9.4  Termination by Rapidtron.

          9.4.1 Rapidtron may terminate this Agreement for cause at any time by written notice to you. For purposes of this Agreement, the term "cause" for termination by Rapidtron shall be (a) a conviction of or plea of guilty or nolo contendere by you to a felony which could reasonably be expected to have a material adverse effect on Rapidtron, its business, its goodwill or its prospects; (b) the consistent refusal by you to perform your material duties and obligations hereunder; or (c) your willful and intentional misconduct in the performance of your material duties and obligations. The written notice given hereunder by Rapidtron to you shall specify in reasonable detail the cause for termination. In the case of a termination for the cause described in (a) above, such termination shall be effective upon receipt of the written notice. In the case of the causes described in (b) and (c) above, such termination notice shall not be effective until thirty (30) days after your receipt of such notice, during which time you shall have the right to respond to Rapidtron's notice and cure the breach or other event giving rise to the termination. In the event that you are able to cure, this Agreement shall continue in full force and effect.

      9.5 Effect of Termination. Upon any termination of this Agreement, neither party shall have any further obligations thereafter arising under this Agreement, except as provided in Section 17 below.

          9.5.1 Upon your resignation without cause , or a termination of this Agreement by Rapidtron with cause pursuant to Section 9.4 above, Rapidtron shall immediately pay to you all accrued and unpaid compensation as of the date of such termination. Thereafter, all compensation obligations of Rapidtron under Section 6 shall cease.

          9.5.2 Upon a resignation of this Agreement with cause by you pursuant to Section 9.3.1 above, or a termination of this Agreement by Rapidtron without cause, (a) Rapidtron shall immediately pay to you all accrued and unpaid compensation as of the date of such termination; (b) Rapidtron shall continue to pay the Base Salary through the period twelve
(12) months following the date of termination; (c) at the time of termination, Rapidtron shall pay the Incentive Bonus for the calendar year of termination as if you had continued to perform for the remainder of said calendar year at the average rate of increase in Profits over the prior Term of this Agreement, and (d) Rapidtron shall be required to buyout your common stock at a price determined by the "Fair Market Value" (defined below), or $2.00 per share, whichever is greater. As used herein "Fair Market Value" shall mean the average daily trading price of the common stock during the immediately preceding thirty (30) trading days.

     9.6 Effect of Combination or Dissolution. This Agreement shall not be terminated by the voluntary or involuntary dissolution of Rapidtron, or by any merger or consolidation in which Rapidtron is not the surviving or resulting entity, or any transfer of all or substantially all of the assets of Rapidtron, or upon any transfer of a majority of the ownership interests of Rapidtron by one or more members in one or more transactions, or upon the issuance of any other security interests of Rapidtron constituting a majority of the outstanding securities immediately following such issuance. Instead, subject to your right to terminate this Agreement pursuant to Section 9.3 above, the provisions of this Agreement shall be binding on and inure to the benefit of Rapidtron's successors and assigns.

  9.6.1 Upon acquisition, merger and/or any other business combination with Rapidtron, you hereby agree that notwithstanding Section 9.3.1, if so requested by the resulting board of directors, you will maintain your management role within Rapidtron, as a "transitional period" to assist
incoming   management  in  the  proper  performance  of  his  duties.    Said
"transitional period" shall not exceed 12 calendar months unless otherwise mutually agreed, pursuant to the terms and conditions of this Agreement, including compensation.


10.  Remedies.

     10.1 Injunctive Relief Regarding Confidentiality. You acknowledge and agree that (i) the covenants and the restrictions contained in Sections 7 and 8 above are necessary, fundamental, and required for the protection of the business of Rapidtron; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each of such covenants a unique and extraordinary value; and (iii) a breach of any of such covenants will result in irreparable harm and damages to Rapidtron which cannot be adequately compensated by a monetary award. Accordingly, it is expressly agreed that in addition to all other remedies available at law or in equity, Rapidtron shall be entitled to seek injunctive or other equitable relief to restrain or enjoin you from breaching any such covenant or to specifically enforce the provisions of Sections 7 or 8 above.

     10.2 No Limitation of Remedies. Notwithstanding the provisions set forth in Section 10.1 of this Agreement or any other provision contained in this Agreement, the parties hereby agree that no remedy conferred by any of the specific provisions of this Agreement, including without limitation, this
Section 10, is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     10.3 No Setoff. Notwithstanding anything to the contrary set forth in this Agreement, all payments paid by Rapidtron to you under this Agreement, including, without limitation, the compensation under Section 6 above, shall be made without setoff, deduction or counterclaim of any kind whatsoever.

11. Successors and Assigns. This Agreement is in the nature of a personal services contract; and subject to Section 9.6 above, neither party shall assign this Agreement without the prior written consent of the other party. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and legal representatives.

12.   Governing  Law.   This  Agreement  shall  be  construed  under  and  in
accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of law).

13. Waiver. The failure of any party to insist on strict compliance with any of the terms, covenants, or conditions of this Agreement by any other party shall not be deemed a waiver of that term, covenant or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

14. Notices. Any notice or other communication required or permitted hereunder (each, a "Notice") shall be in writing, and shall be deemed to have been given (a) two (2) days following deposit of such Notice in the United States mail, certified, postage prepaid, return receipt requested, or (b) upon receipt if delivered personally, or delivered by reputable, recognized third party overnight delivery service or courier service or (c) the next business day following receipt, if transmitted by facsimile (provided that such facsimile is followed by the deposit of the original Notice, or a copy thereof, in the United States mail, certified, postage prepaid, return receipt requested, no later than the next business day following transmission of such facsimile), addressed to the parties as follows:

Dermutz:            Peter Dermutz
                    __________________
                    __________________


To Rapidtron:       Rapidtron, Inc.
                    3151 Airway Avenue, building Q
                    Costa Mesa, California 92626

                    Facsimile Number: 949-474-4550

with copies to:     Raymond A. Lee, Esq.
                    Lee Goddard LLP
                    18500 Von Karman Ave., Suite 700
                    Irvine, CA 92612

Either party may require such Notices to be delivered and given to any address different from or additional to the address set forth above, by delivering Notice thereof to the other party pursuant to this Section.

15. Integration. This Agreement constitutes the entire agreement of the parties hereto with respect to the engagement and retention of you by Rapidtron and your services to Sub, and supersedes any and all prior and contemporaneous agreements, whether oral or in writing, between the parties hereto with respect to the subject matter hereof. Each party to this

Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied in this Agreement or such addenda (or in other written agreements signed by the parties and dated the date hereof), and that no other agreement, statement or promise not contained in this Agreement or such addenda (or such other written agreements) shall be valid or binding on either party.

16.   Amendments.   This Agreement may not be amended, modified,  altered  or
supplemented except by written agreement executed and delivered by the parties hereto.

17. Survival of Certain Rights and Obligations. The rights and obligations of the parties hereto pursuant to Sections 7, 8, 9, 9.5, and 10 of this Agreement shall survive the termination of this Agreement.

18. Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way. If any court of competent jurisdiction holds any provision of this Agreement to be invalid, void or unenforceable with respect to any state, region or locality, such provision shall nevertheless continue in full force and effect in all other states, regions and localities to which such provision applies.

19. Further Assurances. The parties agree that, at any time and from time to time during the Term, they will take any action and execute and deliver any document which the other party reasonably requests in order to carry out the purposes of this Agreement.

20.   Headings.   The  section headings contained in this Agreement  are  for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

21.    Counterparts.   This  Agreement  may  be  executed  in  one  or   more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover any and all reasonable attorneys' fees, expert witness fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

23.   Incorporation.   The  recitals  and  exhibits  to  this  Agreement  are
incorporated herein and, by this reference, made a part hereof as if fully set forth herein.

24. No Third Party Beneficiary. This Agreement is made and entered into between the parties solely for the benefit of the parties, and not for the benefit of any other third party or entity. No third party or entity shall be deemed or considered a third party beneficiary of any covenant, promise or other provision of this Agreement or have any right to enforce any such covenant, promise or other provision against either or both parties.


                      [signatures follow on next page]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement effective as of the date first above written.

"Rapidtron"

RAPIDTRON, INC,
a Delaware corporation

By:
 John Creel, Chief Executive Officer and President



"You"



PETER DERMUTZ, an individual

                            EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT ("Agreement") is dated and entered into effective as of January 1, 2003 (the "Effective Date"), by and between RAPIDTRON, INC., a Delaware corporation ("Rapidtron"), and STEVE MEINEKE, an individual ("you" or "Meineke").

NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual covenants, provisions and terms set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Rapidtron and Meineke agree as follows:

2.    Term.   Unless  terminated  earlier  as  provided  in  this  Agreement,
Rapidtron employs Meineke for a term beginning on the Effective Date and ending on December 31, 2004 (the "Term").

2. Title; Base Salary: Effective as of the date of this Agreement, you will be employed as General Manager of Rapidtron and will earn a base salary of $90,000.00 per annum through December 31, 2003. If Rapidtron is "profitable" (as defined below) at the end of the calendar year 2003, you will receive a bonus in the amount of $35,000.00 and your base salary will be increased to $125,000.00 per year through December 31, 2004. If you do not receive the foregoing increase in base salary for the calendar year 2004 and Rapidtron is profitable and the end of the calendar year 2004, you will receive a bonus in the amount of $35,000.00. Subject to the foregoing, base salary will be payable on the same schedule and otherwise in accordance with Rapidtron's normal practices for its senior executives. As used in this Agreement, "profitable" shall mean Rapditron's EBITDA for the fiscal year shall be at least $350,000.00.

3. Incentive Bonus. In addition to your base salary, you will be entitled to earn incentive compensation during the Term, in an amount based on Rapidtron Inc.'s Board approved Bonus Plan, as approved by unanimous consent of the directors of Rapidtron, Inc., a Nevada corporation (formerly known as The Furnishing Club, Inc)("RPDT").

4. Withholding. All payments under paragraphs 1 and 2 and other payments and compensatory benefits will be subject to taxes and withholding in accordance with applicable law.

5.   Benefits.

d. Medical and Dental. You will be entitled to participate in the Company's regular health insurance plan for employees, or a comparably priced plan with 75% of the premium expense applicable to you paid by the Company and 25% of such expense paid by you. You will be entitled to elect spousal and dependent care coverage under such plan at your expense.

e. Vacation. You will be entitled to four (4) weeks of paid vacation time per year of employment, such vacation to be scheduled at times that do not materially interfere with the business of the Company. At no time will benefits relating to unused vacation in excess of four (4) weeks be payable.

f. Stock Options. You shall be entitled to participate in all retirement plans, profit sharing, stock option plans, stock appreciation rights, and other such employee benefits, provided by Rapidtron and Rapidtron, Inc., a Nevada corporation (formerly known as The Furnishing Club, Inc)("RPDT"), to employees similarly situated. Subject to closing the Agreement and Plan of Merger between RPDT and Rapidtron (the "Merger Agreement"), Rapidtron shall cause RPDT to finalize and approve, a qualified stock option plan for its executive officers, including you, to be implemented by July 31, 2003. You shall receive stock options in accordance with the plan for at least 450,000 shares of RPDT's common stock with a conversion price of $1.00 per share, one-half to be vested on January 1, 2004, and one-half to be vested on January 1, 2005; provided, however, such options shall vest immediately upon a change in
  control  (as defined below).   You shall also be eligible  to  receive
  additional options based upon the plan to be vested over a three (3) year period beginning on the Effective Date hereof and to expire not less than five (5) years after termination of this Agreement. The remaining terms shall be subject to the plan to be adopted by RPDT's Board of Directors. As used herein, the term "change of control" means the removal of you from your current level of management as the result of any of the following: (i) the acquisition of 20% or more of the common stock of RPDT, (ii) a change in the majority of the Board of Directors of RPDT, (iii) any reorganization, merger, or consolidation with Rapidtron or RPDT that results in either (i) or (ii) above, (iv) sale of all or substantially all of the assets of Rapidtron, (v) liquidation of Rapidtron, or (vi) dissolution of Rapidtron.

6. Reimbursement of Expenses. Rapidtron shall reimburse you for all business-related expenses and costs actually incurred in the performance of your duties under this Agreement, including, without limitation, the lodging and travel costs and expenses necessitated by performance and the equipment and airtime charges for a mobile telephone. Reimbursement of all such costs and expenses shall be subject to reasonable policies and procedures established from time to time by Rapidtron, including, without limitation, completion of Rapidtron's expense reports to qualify for expense reimbursement.

7.   Confidentiality, Assignment of Inventions, and Non-Compete.

     7.1 Proprietary Information. In the course of your engagement by Rapidtron, you will continue to have access to confidential and proprietary information regarding Rapidtron and its business, including, but not limited to, information regarding Rapidtron's technologies, methods and techniques, product information, specifications, technical drawings and designs, trade secrets, know-how, sources of supply, product and market research data, customer lists, marketing plans, and financial information regarding
Rapidtron and its operations. Such information shall be referred to hereinafter as "Proprietary Information" and shall include any and all of the information of the type described and shall also include any and all other confidential and proprietary information relating to the business to be conducted by Rapidtron, whether previously existing, now existing or arising hereafter, whether conceived or developed by others or by you alone or with others, and whether or not conceived or developed during regular working hours. Proprietary Information which is released into the public domain during the period of your engagement under this Agreement, provided the same is not in the public domain as a consequence of disclosure directly or indirectly by you in violation of this Agreement, shall not be subject to the restrictions of this Section 7.1.

     7.2 Non-Disclosure. You shall not disclose, directly or indirectly, (except as your duties may require and except as required by law) any Proprietary Information to any person other than Rapidtron, any employees of Rapidtron who are authorized, at the time of such disclosure, to receive such information, or such other persons to whom you have been specifically instructed to make disclosure by the Board of Directors of Rapidtron and in all such cases only to the extent required in the course of your service to Rapidtron. At the termination of this Agreement, you shall deliver to Rapidtron all notes, letters, documents, records, computer files, programs and other media which may contain Proprietary Information which are then in its possession or control and shall not retain or use any copies or summaries thereof.

     7.3 Assignment of Inventions. All ideas, inventions, and other developments or improvements conceived or reduced to practice by you, alone or with others, during the term of this Agreement, whether or not during working hours, that are within the scope of the business of Rapidtron or RPDT or that relate to or result from any of Rapidtron's or RPDT's work or projects or the services provided by you to Rapidtron or RPDT pursuant to this Agreement, shall be the exclusive property of Rapidtron or RPDT. You agree to assist Rapidtron or RPDT during the term, at Rapidtron's or RPDT's expense, to obtain patents and copyrights on any such ideas, inventions, writings, and other developments, and agrees to execute all documents necessary to obtain such patents and copyrights in the name of Rapidtron or RPDT, including an assignment of any rights therein.

     7.4 Covenant Not to Compete. During the term of this Agreement, you shall not engage in any of the following competitive activities: (a) engaging directly or indirectly in any business or activity substantially similar to any business or activity engaged in (or proposed to be engaged in) by
Rapidtron or RPDT; (b) engaging directly or indirectly in any business or activity competitive with any business or activity engaged in (or proposed to be engaged in) by Rapidtron or RPDT; (c) soliciting or taking away any employee, agent, representative, contractor, supplier, vendor, customer, franchisee, lender or investor of Rapidtron or RPDT, or attempting to so solicit or take away; (d) interfering with any contractual or other relationship between Rapidtron or RPDT and any employee, agent, representative, contractor, supplier, vendor, customer, franchisee, lender or investor; or (e) using, for the benefit of any person or entity other than
Rapidtron  or  RPDT, any Proprietary Information of Rapidtron or  RPDT.   The
foregoing covenant prohibiting competitive activities shall survive the termination of this Agreement and shall extend, and shall remain enforceable against you, for the period of one (1) year following the date this Agreement is terminated. In addition, during the two-year period following such expiration or earlier termination, you shall not make or permit the making of any negative statement of any kind concerning Rapidtron or RPDT.

8. Indemnification. To the maximum extent permitted by law, Rapidtron shall indemnify, defend (with counsel selected by you and reasonably acceptable to Rapidtron) and hold harmless, you and your attorneys, successors and assigns, and each of them (each a "Meineke Indemnitee"), from and against all claims, losses, liabilities, damages, demands, actions, causes of actions, judgments, settlements, costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys' fees, expert witness fees, and costs related thereto) (collectively, "Claims") which any such Meineke Indemnitee may suffer or incur in connection with (i) a breach by Rapidtron of its obligations hereunder, or (ii) the performance by you as an officer, director or employee of Rapidtron, including, without limitation, your acts and omissions as Chairman and Chief Executive Officer; provided, however, that the indemnity obligations as set forth hereunder shall not extend to any Claims arising or resulting solely from your gross negligence or willful misconduct. Rapidtron's obligations to pay Claims hereunder shall be due and payable as and when such Claims are incurred, including without limitation, all legal fees and costs and other expenses, incurred by you in connection with the defense against and settlement of any Claim. The indemnification provided by this Section 8 shall be deemed cumulative, and not exclusive, of any other rights to which you may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. Nothing in this section shall affect any right to indemnification to which you may be entitled by contract or otherwise. To the maximum extent permitted by law and to the extent reasonably affordable to Rapidtron, Rapidtron shall procure, pay for and maintain standard form directors' and officers' liability insurance with an insurance carrier and in amounts reasonably acceptable to you.

10.  Termination and Resignation.

     9.1 Termination Upon Death. If you die during the Term, this Agreement shall terminate. Upon such termination, (i) you shall be entitled to all accrued and unpaid compensation including the Base Salary and the prorated amount of the Incentive Bonus as of the date of death; and (ii) your heirs, legal representatives and designated beneficiaries shall be entitled to any and all insurance proceeds in connection with the insurance policies maintained.

     9.2 Termination Upon Permanent Disability. In the event of your "Permanent Disability" (as hereinafter defined), Rapidtron may terminate this Agreement effective upon thirty (30) days notice to you. For the purposes of this Agreement, you shall be deemed to have suffered "Permanent Disability" in the event that you become disabled by physical or mental illness or injury to the extent that the Board of Directors of Rapidtron reasonably believes, notwithstanding such reasonable accommodations as Rapidtron may make in response to such disability, that you cannot carry out or perform responsibilities, and such disability continues for a period of six (6) consecutive months or three hundred sixty-five (365) days in any twenty-four
(24)  month  period, without regard to whether such three hundred  sixty-five
(365) days are consecutive. In the event that Rapidtron terminates this Agreement following your Permanent Disability, Rapidtron shall continue to pay you (a) your Base Salary for twelve (12) months following the date of such termination, (b) the Insurance Benefits set forth in Section 5 above for twelve (12) months following the date of such termination, and (c) a prorated Incentive Bonus through the date of your termination.

     9.3  Resignation by Meineke.

     9.3.1 You may immediately resign for cause at any time by written notice to Rapidtron. For purposes of this Agreement, the term "cause" for your resignation shall be (a) a breach by Rapidtron of any material covenant or obligation hereunder; (b) the voluntary or involuntary dissolution of Rapidtron; or (c) a "Change in Control" (as defined below) of Rapidtron. The written notice given hereunder by you to Rapidtron shall specify in reasonable detail the cause for resignation, and, in the case of the cause described in (a) above, such resignation notice shall not be effective until thirty (30) days after Rapidtron's receipt of such notice, during which time Rapidtron shall have the right to respond to your notice and cure the breach or other event giving rise to the resignation. In the event that Rapidtron is able to cure, this Agreement shall continue in full force and effect. For purposes of this Agreement, a "Change in Control" shall mean the occurrence of any one of the following events: (i) any merger or consolidation in which Rapidtron is not the surviving or resulting entity; (ii) any transfer of all or substantially all of the assets of Rapidtron; (iii) the transfer of a majority of the common stock or voting power of Rapidtron by one or more shareholders in one or more transactions; or (iv) the issuance of stock in Rapidtron constituting a change in control immediately following such issuance.

     9.4  Termination by Rapidtron.

          9.4.1 Rapidtron may terminate this Agreement for cause at any time by written notice to you. For purposes of this Agreement, the term "cause" for termination by Rapidtron shall be (a) a conviction of or plea of guilty or nolo contendere by you to a felony which could reasonably be expected to have a material adverse effect on Rapidtron, its business, its goodwill or its prospects; (b) the consistent refusal by you to perform your material duties and obligations hereunder; or (c) your willful and intentional misconduct in the performance of your material duties and obligations. The written notice given hereunder by Rapidtron to you shall specify in reasonable detail the cause for termination. In the case of a termination for the cause described in (a) above, such termination shall be effective upon receipt of the written notice. In the case of the causes described in (b) and (c) above, such termination notice shall not be effective until thirty (30) days after your receipt of such notice, during which time you shall have the right to respond to Rapidtron's notice and cure the breach or other event giving rise to the termination. In the event that you are able to cure, this Agreement shall continue in full force and effect.

      9.5 Effect of Termination. Upon any termination of this Agreement, neither party shall have any further obligations thereafter arising under this Agreement, except as provided in Section 17 below.

          9.5.1 Upon your resignation without cause , or a termination of this Agreement by Rapidtron with cause pursuant to Section 9.4 above, Rapidtron shall immediately pay to you all accrued and unpaid compensation as of the date of such termination. Thereafter, all compensation obligations of Rapidtron under Section 6 shall cease.

          9.5.2 Upon a resignation of this Agreement with cause by you pursuant to Section 9.3.1 above, or a termination of this Agreement by Rapidtron without cause, (a) Rapidtron shall immediately pay to you all accrued and unpaid compensation as of the date of such termination; (b) Rapidtron shall continue to pay the Base Salary through the period twelve
(12) months following the date of termination; (c) at the time of termination, Rapidtron shall pay the Incentive Bonus for the calendar year of termination as if you had continued to perform for the remainder of said calendar year at the average rate of increase in Profits over the prior Term of this Agreement, and (d) Rapidtron shall be required to buyout your common stock at a price determined by the "Fair Market Value" (defined below), or $2.00 per share, whichever is greater. As used herein "Fair Market Value" shall mean the average daily trading price of the common stock during the immediately preceding thirty (30) trading days.

     9.6 Effect of Combination or Dissolution. This Agreement shall not be terminated by the voluntary or involuntary dissolution of Rapidtron, or by any merger or consolidation in which Rapidtron is not the surviving or resulting entity, or any transfer of all or substantially all of the assets of Rapidtron, or upon any transfer of a majority of the ownership interests of Rapidtron by one or more members in one or more transactions, or upon the issuance of any other security interests of Rapidtron constituting a majority of the outstanding securities immediately following such issuance. Instead, subject to your right to terminate this Agreement pursuant to Section 9.3 above, the provisions of this Agreement shall be binding on and inure to the benefit of Rapidtron's successors and assigns.

   10.6.1 Upon acquisition, merger and/or any other business combination with Rapidtron, you hereby agree that notwithstanding Section 9.3.1, if so requested by the resulting board of directors, you will maintain your management role within Rapidtron, as a "transitional period" to assist
incoming   management  in  the  proper  performance  of  his  duties.    Said
"transitional period" shall not exceed 12 calendar months unless otherwise mutually agreed, pursuant to the terms and conditions of this Agreement, including compensation.

10.  Remedies.

     10.1 Injunctive Relief Regarding Confidentiality. You acknowledge and agree that (i) the covenants and the restrictions contained in Sections 7 and 8 above are necessary, fundamental, and required for the protection of the business of Rapidtron; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each of such covenants a unique and extraordinary value; and (iii) a breach of any of such covenants will result in irreparable harm and damages to Rapidtron which cannot be adequately compensated by a monetary award. Accordingly, it is expressly agreed that in addition to all other remedies available at law or in equity, Rapidtron shall be entitled to seek injunctive or other equitable relief to restrain or enjoin you from breaching any such covenant or to specifically enforce the provisions of Sections 7 or 8 above.

     10.2 No Limitation of Remedies. Notwithstanding the provisions set forth in Section 10.1 of this Agreement or any other provision contained in this Agreement, the parties hereby agree that no remedy conferred by any of the specific provisions of this Agreement, including without limitation, this
Section 10, is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     10.3 No Setoff. Notwithstanding anything to the contrary set forth in this Agreement, all payments paid by Rapidtron to you under this Agreement, including, without limitation, the compensation under Section 6 above, shall be made without setoff, deduction or counterclaim of any kind whatsoever.

11. Successors and Assigns. This Agreement is in the nature of a personal services contract; and subject to Section 9.6 above, neither party shall assign this Agreement without the prior written consent of the other party. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and legal representatives.

12.   Governing  Law.   This  Agreement  shall  be  construed  under  and  in
accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of law).

13. Waiver. The failure of any party to insist on strict compliance with any of the terms, covenants, or conditions of this Agreement by any other party shall not be deemed a waiver of that term, covenant or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

14. Notices. Any notice or other communication required or permitted hereunder (each, a "Notice") shall be in writing, and shall be deemed to have been given (a) two (2) days following deposit of such Notice in the United States mail, certified, postage prepaid, return receipt requested, or (b) upon receipt if delivered personally, or delivered by reputable, recognized third party overnight delivery service or courier service or (c) the next business day following receipt, if transmitted by facsimile (provided that such facsimile is followed by the deposit of the original Notice, or a copy thereof, in the United States mail, certified, postage prepaid, return receipt requested, no later than the next business day following transmission of such facsimile), addressed to the parties as follows:

Meineke:            Steve Meineke
                    3 White Cliff
                    Laguna Niguel, CA  92677

To Rapidtron:       Rapidtron, Inc.
                    3151 Airway Avenue, building Q
                    Costa Mesa, California 92626

                    Facsimile Number: 949-474-4550

with copies to:     Raymond A. Lee, Esq.
                    Lee Goddard LLP
                    18500 Von Karman Ave., Suite 700
                    Irvine, CA 92612

Either party may require such Notices to be delivered and given to any address different from or additional to the address set forth above, by delivering Notice thereof to the other party pursuant to this Section.

15. Integration. This Agreement constitutes the entire agreement of the parties hereto with respect to the engagement and retention of you by Rapidtron and your services to Sub, and supersedes any and all prior and contemporaneous agreements, whether oral or in writing, between the parties hereto with respect to the subject matter hereof. Subject to closing under the Merger Agreement, this Agreement shall supercede and replace that certain Management Services Agreement, dated as of January 1, 2002, between Rapidtron and Meineke Consulting, LLC, and as of January 1, 2003, neither party shall have any further obligation under such Management Services Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied in this Agreement or such addenda (or in other written agreements signed by the parties and dated the date hereof), and that no other agreement, statement or promise not contained in this Agreement or such addenda (or such other written agreements) shall be valid or binding on either party.

16.   Amendments.   This Agreement may not be amended, modified,  altered  or
supplemented except by written agreement executed and delivered by the parties hereto.

17. Survival of Certain Rights and Obligations. The rights and obligations of the parties hereto pursuant to Sections 7, 8, 9, 9.5, and 10 of this Agreement shall survive the termination of this Agreement.

18. Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way. If any court of competent jurisdiction holds any provision of this Agreement to be invalid, void or unenforceable with respect to any state, region or locality, such provision shall nevertheless continue in full force and effect in all other states, regions and localities to which such provision applies.

19. Further Assurances. The parties agree that, at any time and from time to time during the Term, they will take any action and execute and deliver any document which the other party reasonably requests in order to carry out the purposes of this Agreement.

20.   Headings.   The  section headings contained in this Agreement  are  for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

21.    Counterparts.   This  Agreement  may  be  executed  in  one  or   more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover any and all reasonable attorneys' fees, expert witness fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

23.   Incorporation.   The  recitals  and  exhibits  to  this  Agreement  are
incorporated herein and, by this reference, made a part hereof as if fully set forth herein.

24. No Third Party Beneficiary. This Agreement is made and entered into between the parties solely for the benefit of the parties, and not for the benefit of any other third party or entity. No third party or entity shall be deemed or considered a third party beneficiary of any covenant, promise or other provision of this Agreement or have any right to enforce any such covenant, promise or other provision against either or both parties.


                      [signatures follow on next page]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement effective as of the date first above written.

"Rapidtron"

RAPIDTRON, INC,
a Delaware corporation

By:
 John Creel, Chief Executive Officer and President



"You"



STEVE MEINEKE, an individual


ACKNOWLEDGED AND AGREED AS TO SECTION 15

MEINEKE CONSULTING, LLC,
a California limited liability company


By:
 Steve Meineke, Manager

                            EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT ("Agreement") is dated and entered into effective as of January 1, 2003 (the "Effective Date"), by and between RAPIDTRON, INC., a Delaware corporation ("Rapidtron"), and JOHN CREEL, an individual ("you" or "Creel").

NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual covenants, provisions and terms set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Rapidtron and Creel agree as follows:

3.    Term.   Unless  terminated  earlier  as  provided  in  this  Agreement,
Rapidtron employs Creel for a term beginning on the Effective Date and ending on December 31, 2004 (the "Term").

2.    Title;  Base  Salary:  Effective as of the date of this Agreement,  you will be employed as Chairman of the Board, Chief Executive Officer and President of Rapidtron and will earn a base salary of $120,000.00 per annum through December 31, 2004; provided, however, if Rapidtron is "profitable" (as defined below) at the end of the calendar year 2003, you will receive a bonus in the amount of $55,000.00 and your base salary will be increased thereafter to $175,000.00 per year through December 31, 2004. If you do not receive the foregoing increase in base salary for the calendar year 2004 and Rapidtron is profitable and the end of the calendar year 2004, you will receive a bonus in the amount of $55,000.00. Subject to the foregoing, base salary will be payable on the same schedule and otherwise in accordance with Rapidtron's normal practices for its senior executives. As used in this Agreement, "profitable" shall mean Rapidtron's EBITDA for the fiscal year shall be at least $500,000.00.

3. Incentive Bonus. In addition to your base salary, you will be entitled to earn incentive compensation during the Term, in an amount based on Rapidtron's Board approved Bonus Plan, as approved by unanimous consent of the directors of Rapidtron, Inc., a Nevada corporation (formerly known as The Furnishing Club, Inc)("RPDT").

4. Withholding. All payments under paragraphs 1 and 2 and other payments and compensatory benefits will be subject to taxes and withholding in accordance with applicable law.

5.   Benefits.

g. Medical and Dental. You will be entitled to participate in the Company's regular health insurance plan for employees, or a comparably priced plan with 75% of the premium expense applicable to you paid by the Company and 25% of such expense paid by you. You will be entitled to elect spousal and dependent care coverage under such plan at your expense.

h. Vacation. You will be entitled to four (4) weeks of paid vacation time per year of employment, such vacation to be scheduled at times that do not materially interfere with the business of the Company. At no time will benefits relating to unused vacation in excess of four (4) weeks be payable.

i. Stock Options. You shall be entitled to participate in all retirement plans, profit sharing, stock option plans, stock appreciation rights, and other such employee benefits, provided by Rapidtron or RPDT, to employees similarly situated. Subject to closing the Agreement and Plan of Merger between RPDT and Rapidtron, Rapidtron shall cause RPDT to finalize and approve, a qualified stock option plan for its executive officers, including you, to be implemented by July 31, 2003. You shall receive stock options in accordance with the plan for at least 450,000 shares of RPDT's common stock with a conversion price of $1.00 per share, one-half to be vested on January 1, 2004, and one-half to be vested on January 1, 2005; provided, however, such options shall vest immediately upon a "change in control" (as defined below) if, as a result of such change in control, you are removed without cause from your position as officer or director of Rapidtron or RPDT). You shall also be eligible to receive additional options based upon the plan to be vested over a three (3) year period beginning on the Effective Date hereof and to expire not less than five (5) years after termination of this Agreement. The remaining terms shall be subject to the plan to be adopted by RPDT's Board of Directors. As used herein, the term "change of control" means the removal of you from your current level of management as the result of any of the following: (i) the acquisition of 50% or more of the common stock of RPDT, (ii) a change in the majority of the Board of Directors of RPDT, (iii) any reorganization, merger, or consolidation with Rapidtron or RPDT that results in either (i) or (ii) above, (iv) sale of all or substantially all of the assets of Rapidtron, (v) liquidation of Rapidtron, or (vi) dissolution of Rapidtron.

6. Reimbursement of Expenses. Rapidtron shall reimburse you for all business-related expenses and costs actually incurred in the performance of your duties under this Agreement, including, without limitation, the lodging and travel costs and expenses necessitated by performance and the equipment and airtime charges for a mobile telephone. Reimbursement of all such costs and expenses shall be subject to reasonable policies and procedures established from time to time by Rapidtron, including, without limitation, completion of Rapidtron's expense reports to qualify for expense reimbursement.

7.   Confidentiality, Assignment of Inventions, and Non-Compete.

     7.1 Proprietary Information. In the course of your engagement by Rapidtron, you will continue to have access to confidential and proprietary information regarding Rapidtron and its business, including, but not limited to, information regarding Rapidtron's technologies, methods and techniques, product information, specifications, technical drawings and designs, trade secrets, know-how, sources of supply, product and market research data, customer lists, marketing plans, and financial information regarding
Rapidtron and its operations. Such information shall be referred to hereinafter as "Proprietary Information" and shall include any and all of the information of the type described and shall also include any and all other confidential and proprietary information relating to the business to be conducted by Rapidtron, whether previously existing, now existing or arising hereafter, whether conceived or developed by others or by you alone or with others, and whether or not conceived or developed during regular working hours. Proprietary Information which is released into the public domain during the period of your engagement under this Agreement, provided the same is not in the public domain as a consequence of disclosure directly or indirectly by you in violation of this Agreement, shall not be subject to the restrictions of this Section 7.1.

     7.2 Non-Disclosure. You shall not disclose, directly or indirectly, (except as your duties may require and except as required by law) any Proprietary Information to any person other than Rapidtron, any employees of Rapidtron who are authorized, at the time of such disclosure, to receive such information, or such other persons to whom you have been specifically instructed to make disclosure by the Board of Directors of Rapidtron and in all such cases only to the extent required in the course of your service to Rapidtron. At the termination of this Agreement, you shall deliver to Rapidtron all notes, letters, documents, records, computer files, programs and other media which may contain Proprietary Information which are then in its possession or control and shall not retain or use any copies or summaries thereof.

     7.3 Assignment of Inventions. All ideas, inventions, and other developments or improvements conceived or reduced to practice by you, alone or with others, during the term of this Agreement, whether or not during working hours, that are within the scope of the business of Rapidtron or RPDT or that relate to or result from any of Rapidtron's or RPDT's work or projects or the services provided by you to Rapidtron or RPDT pursuant to this Agreement, shall be the exclusive property of Rapidtron or RPDT. You agree to assist Rapidtron or RPDT during the term, at Rapidtron's or RPDT's expense, to obtain patents and copyrights on any such ideas, inventions, writings, and other developments, and agrees to execute all documents necessary to obtain such patents and copyrights in the name of Rapidtron or RPDT, including an assignment of any rights therein.

     7.4 Covenant Not to Compete. During the term of this Agreement, you shall not engage in any of the following competitive activities: (a) engaging directly or indirectly in any business or activity substantially similar to any business or activity engaged in (or proposed to be engaged in) by
Rapidtron or RPDT; (b) engaging directly or indirectly in any business or activity competitive with any business or activity engaged in (or proposed to be engaged in) by Rapidtron or RPDT; (c) soliciting or taking away any employee, agent, representative, contractor, supplier, vendor, customer, franchisee, lender or investor of Rapidtron or RPDT, or attempting to so solicit or take away; (d) interfering with any contractual or other relationship between Rapidtron or RPDT and any employee, agent, representative, contractor, supplier, vendor, customer, franchisee, lender or investor; or (e) using, for the benefit of any person or entity other than
Rapidtron  or  RPDT, any Proprietary Information of Rapidtron or  RPDT.   The
foregoing covenant prohibiting competitive activities shall survive the termination of this Agreement and shall extend, and shall remain enforceable against you, for the period of one (1) year following the date this Agreement is terminated. In addition, during the two-year period following such expiration or earlier termination, you shall not make or permit the making of any negative statement of any kind concerning Rapidtron or RPDT.

8. Indemnification. To the maximum extent permitted by law, Rapidtron shall indemnify, defend (with counsel selected by you and reasonably acceptable to Rapidtron) and hold harmless, you and your attorneys, successors and assigns, and each of them (each a "Creel Indemnitee"), from and against all claims, losses, liabilities, damages, demands, actions, causes of actions, judgments, settlements, costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys' fees, expert witness fees, and costs related thereto) (collectively, "Claims") which any such Creel Indemnitee may suffer or incur in connection with (i) a breach by Rapidtron of its obligations hereunder, or (ii) the performance by you as an officer, director or employee of Rapidtron, including, without limitation, your acts and omissions as Chairman and Chief Executive Officer; provided, however, that the indemnity obligations as set forth hereunder shall not extend to any Claims arising or resulting solely from your gross negligence or willful misconduct. Rapidtron's obligations to pay Claims hereunder shall be due and payable as and when such Claims are incurred, including without limitation, all legal fees and costs and other expenses, incurred by you in connection with the defense against and settlement of any Claim. To the maximum extent permitted by law and to the extent reasonably affordable to Rapidtron, Rapidtron shall procure, pay for and maintain standard form directors' and officers' liability insurance with an insurance carrier and in amounts reasonably acceptable to you. The indemnification provided by this
Section 8 shall be deemed cumulative, and not exclusive, of any other rights to which you may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. Nothing in this section shall affect any right to indemnification to which you may be entitled by contract or otherwise.


11.  Termination and Resignation.

  9.1 Termination Upon Death. If you die during the Term, this Agreement shall terminate. Upon such termination, (i) you shall be entitled to all accrued and unpaid compensation including the Base Salary and the prorated amount of the Incentive Bonus as of the date of death; and (ii) your heirs, legal representatives and designated beneficiaries shall be entitled to any and all insurance proceeds in connection with the insurance policies maintained.

  9.2 Termination Upon Permanent Disability. In the event of your "Permanent Disability" (as hereinafter defined), Rapidtron may terminate this Agreement effective upon thirty (30) days notice to you. For the purposes of this Agreement, you shall be deemed to have suffered "Permanent Disability" in the event that you become disabled by physical or mental illness or injury to the extent that the Board of Directors of Rapidtron reasonably believes, notwithstanding such reasonable accommodations as Rapidtron may make in response to such disability, that you cannot carry out or perform responsibilities, and such disability continues for a period of six (6) consecutive months or three hundred sixty-five (365) days in any twenty-four
(24)  month  period, without regard to whether such three hundred  sixty-five
(365) days are consecutive. In the event that Rapidtron terminates this Agreement following your Permanent Disability, Rapidtron shall continue to pay you (a) your Base Salary for twelve (12) months following the date of such termination, (b) the Insurance Benefits set forth in Section 5 above for twelve (12) months following the date of such termination, and (c) a prorated Incentive Bonus through the date of your termination.

  9.3    Resignation by Creel.

     9.3.1 You may immediately resign for cause at any time by written notice to Rapidtron. For purposes of this Agreement, the term "cause" for your resignation shall be (a) a breach by Rapidtron of any material covenant or obligation hereunder; (b) the voluntary or involuntary dissolution of Rapidtron; or (c) a "Change in Control" (as defined below) of Rapidtron. The written notice given hereunder by you to Rapidtron shall specify in reasonable detail the cause for resignation, and, in the case of the cause described in (a) above, such resignation notice shall not be effective until thirty (30) days after Rapidtron's receipt of such notice, during which time Rapidtron shall have the right to respond to your notice and cure the breach or other event giving rise to the resignation. In the event that Rapidtron is able to cure, this Agreement shall continue in full force and effect. For purposes of this Agreement, a "Change in Control" shall mean the occurrence of any one of the following events: (i) any merger or consolidation in which Rapidtron is not the surviving or resulting entity; (ii) any transfer of all or substantially all of the assets of Rapidtron; (iii) the transfer of a majority of the common stock or voting power of Rapidtron by one or more shareholders in one or more transactions; or (iv) the issuance of stock in Rapidtron constituting a change in control immediately following such issuance.

     9.4  Termination by Rapidtron.

          9.4.1 Rapidtron may terminate this Agreement for cause at any time by written notice to you. For purposes of this Agreement, the term "cause" for termination by Rapidtron shall be (a) a conviction of or plea of guilty or nolo contendere by you to a felony which could reasonably be expected to have a material adverse effect on Rapidtron, its business, its goodwill or its prospects; (b) the consistent refusal by you to perform your material duties and obligations hereunder; or (c) your willful and intentional misconduct in the performance of your material duties and obligations. The written notice given hereunder by Rapidtron to you shall specify in reasonable detail the cause for termination. In the case of a termination for the cause described in (a) above, such termination shall be effective upon receipt of the written notice. In the case of the causes described in (b) and (c) above, such termination notice shall not be effective until thirty (30) days after your receipt of such notice, during which time you shall have the right to respond to Rapidtron's notice and cure the breach or other event giving rise to the termination. In the event that you are able to cure, this Agreement shall continue in full force and effect.

      9.5 Effect of Termination. Upon any termination of this Agreement, neither party shall have any further obligations thereafter arising under this Agreement, except as provided in Section 17 below.

          9.5.1 Upon your resignation without cause , or a termination of this Agreement by Rapidtron with cause pursuant to Section 9.4 above, Rapidtron shall immediately pay to you all accrued and unpaid compensation as of the date of such termination. Thereafter, all compensation obligations of Rapidtron under Section 6 shall cease.

          9.5.2 Upon a resignation of this Agreement with cause by you pursuant to Section 9.3.1 above, or a termination of this Agreement by Rapidtron without cause, (a) Rapidtron shall immediately pay to you all accrued and unpaid compensation as of the date of such termination; (b) Rapidtron shall continue to pay the Base Salary through the period twelve
(12) months following the date of termination; (c) at the time of termination, Rapidtron shall pay the Incentive Bonus for the calendar year of termination as if you had continued to perform for the remainder of said calendar year at the average rate of increase in Profits over the prior Term of this Agreement, and (d) Rapidtron shall be required to buyout your common stock at a price determined by the "Fair Market Value" (defined below), or $2.00 per share, whichever is greater. As used herein "Fair Market Value" shall mean the average daily trading price of the common stock during the immediately preceding thirty (30) trading days.

     9.6 Effect of Combination or Dissolution. This Agreement shall not be terminated by the voluntary or involuntary dissolution of Rapidtron, or by any merger or consolidation in which Rapidtron is not the surviving or resulting entity, or any transfer of all or substantially all of the assets of Rapidtron, or upon any transfer of a majority of the ownership interests of Rapidtron by one or more members in one or more transactions, or upon the issuance of any other security interests of Rapidtron constituting a majority of the outstanding securities immediately following such issuance. Instead, subject to your right to terminate this Agreement pursuant to Section 9.3 above, the provisions of this Agreement shall be binding on and inure to the benefit of Rapidtron's successors and assigns.

  11.6.1 Upon acquisition, merger and/or any other business combination with Rapidtron, you hereby agree that notwithstanding Section 9.3.1, if so requested by the resulting board of directors, you will maintain your management role within Rapidtron, as a "transitional period" to assist
incoming   management  in  the  proper  performance  of  his  duties.    Said
"transitional period" shall not exceed 12 calendar months unless otherwise mutually agreed, pursuant to the terms and conditions of this Agreement, including compensation.


10.  Remedies.

     10.1 Injunctive Relief Regarding Confidentiality. You acknowledge and agree that (i) the covenants and the restrictions contained in Sections 7 and 8 above are necessary, fundamental, and required for the protection of the business of Rapidtron; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each of such covenants a unique and extraordinary value; and (iii) a breach of any of such covenants will result in irreparable harm and damages to Rapidtron which cannot be adequately compensated by a monetary award. Accordingly, it is expressly agreed that in addition to all other remedies available at law or in equity, Rapidtron shall be entitled to seek injunctive or other equitable relief to restrain or enjoin you from breaching any such covenant or to specifically enforce the provisions of Sections 7 or 8 above.

     10.2 No Limitation of Remedies. Notwithstanding the provisions set forth in Section 10.1 of this Agreement or any other provision contained in this Agreement, the parties hereby agree that no remedy conferred by any of the specific provisions of this Agreement, including without limitation, this
Section 10, is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     10.3 No Setoff. Notwithstanding anything to the contrary set forth in this Agreement, all payments paid by Rapidtron to you under this Agreement, including, without limitation, the compensation under Section 6 above, shall be made without setoff, deduction or counterclaim of any kind whatsoever.

11. Successors and Assigns. This Agreement is in the nature of a personal services contract; and subject to Section 9.6 above, neither party shall assign this Agreement without the prior written consent of the other party. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and legal representatives.

12.   Governing  Law.   This  Agreement  shall  be  construed  under  and  in
accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of law).

13. Waiver. The failure of any party to insist on strict compliance with any of the terms, covenants, or conditions of this Agreement by any other party shall not be deemed a waiver of that term, covenant or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

14. Notices. Any notice or other communication required or permitted hereunder (each, a "Notice") shall be in writing, and shall be deemed to have been given (a) two (2) days following deposit of such Notice in the United States mail, certified, postage prepaid, return receipt requested, or (b) upon receipt if delivered personally, or delivered by reputable, recognized third party overnight delivery service or courier service or (c) the next business day following receipt, if transmitted by facsimile (provided that such facsimile is followed by the deposit of the original Notice, or a copy thereof, in the United States mail, certified, postage prepaid, return receipt requested, no later than the next business day following transmission of such facsimile), addressed to the parties as follows:

Creel:              John Creel
                    21 LaRochelle
                    Newport Beach, California  92660

To Rapidtron:       Rapidtron, Inc.
                    3151 Airway Avenue, building Q
                    Costa Mesa, California 92626

                    Facsimile Number: 949-474-4550

with copies to:     Raymond A. Lee, Esq.
                    Lee Goddard LLP
                    18500 Von Karman Ave., Suite 700
                    Irvine, CA 92612

Either party may require such Notices to be delivered and given to any address different from or additional to the address set forth above, by delivering Notice thereof to the other party pursuant to this Section.

15. Integration. This Agreement constitutes the entire agreement of the parties hereto with respect to the engagement and retention of you by Rapidtron and your services to Sub, and supersedes any and all prior and contemporaneous agreements, whether oral or in writing, between the parties hereto with respect to the subject matter hereof. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied in this Agreement or such addenda (or in other written agreements signed by the parties and dated the date hereof), and that no other agreement, statement or promise not contained in this Agreement or such addenda (or such other written agreements) shall be valid or binding on either party.

16.   Amendments.   This Agreement may not be amended, modified,  altered  or
supplemented except by written agreement executed and delivered by the parties hereto.

17. Survival of Certain Rights and Obligations. The rights and obligations of the parties hereto pursuant to Sections 7, 8, 9, 9.5, and 10 of this Agreement shall survive the termination of this Agreement.

18. Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way. If any court of competent jurisdiction holds any provision of this Agreement to be invalid, void or unenforceable with respect to any state, region or locality, such provision shall nevertheless continue in full force and effect in all other states, regions and localities to which such provision applies.

19. Further Assurances. The parties agree that, at any time and from time to time during the Term, they will take any action and execute and deliver any document which the other party reasonably requests in order to carry out the purposes of this Agreement.

20.   Headings.   The  section headings contained in this Agreement  are  for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

21.    Counterparts.   This  Agreement  may  be  executed  in  one  or   more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover any and all reasonable attorneys' fees, expert witness fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

23.   Incorporation.   The  recitals  and  exhibits  to  this  Agreement  are
incorporated herein and, by this reference, made a part hereof as if fully set forth herein.

24. No Third Party Beneficiary. This Agreement is made and entered into between the parties solely for the benefit of the parties, and not for the benefit of any other third party or entity. Except John Creel, no third party or entity shall be deemed or considered a third party beneficiary of any covenant, promise or other provision of this Agreement or have any right to enforce any such covenant, promise or other provision against either or both parties.


                      [signatures follow on next page]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement effective as of the date first above written.

"Rapidtron"

RAPIDTRON, INC,
a Delaware corporation

By:
  Steve Meineke, General Manager



"You"



JOHN CREEL, an individual

                                  Exhibit B


                               Use of Proceeds


USE OF PROCEEDS                        2002            2003
                                    NOV/DEC             JAN            FEB
Payables to Axess Ag             100,000.00
New equipment and cards
    Park City                     57,000.00
    Copper Mtn                                    22,000.00
    Aspen                                         18,000.00
    Fitness (Bally and others)                   215,000.00      82,500.00
   total equipment and cards
Marketing materials, media and
trade show exp.
    Club Industry and IAAPA      145,000.00
    IHRSA                                         15,000.00      15,000.00
    Marketing fees                                 2,500.00       2,500.00
    Resort NSAA                                    5,000.00
    New industries                                               12,500.00
Travel and expenses               28,000.00       15,000.00      10,000.00
Software interface payments
    Aphelion                      26,000.00       10,000.00
    CSI and CheckFree                             10,000.00
    Bruce Spurr                   12,000.00       25,000.00
    Bally                                         25,000.00      10,000.00
Operational expenses             132,000.00       90,000.00      92,500.00
Debit/Credit software
Upgrade OEM software
Increased staffing and
outsourcing                                       25,000.00      25,000.00
Commission to broker                                      -              -
Legal Audit for Merger and
Public reporting                                  22,500.00
Legal, Audit fees per LOI                         50,000.00
TOTAL                            500,000.00      550,000.00     250,000.00

USE OF PROCEEDS
                          MAR            APR           TOTAL
Payables to Axess
Ag                                              $ 100,000.00
New equipment and
cards
    Park City                                   $  57,000.00
    Copper Mtn                                  $  22,000.00
    Aspen                                       $  18,000.00
    Fitness (Bally
and others)        165,000.00      65,000.00    $ 527,500.00
   total equipment
and cards                                                      $724,500.00
Marketing
materials, media
and trade show
exp.
    Club Industry
and IAAPA                                       $ 145,000.00
    IHRSA                                       $  30,000.00
    Marketing fees   2,500.00       2,500.00    $  10,000.00
    Resort NSAA      5,000.00       5,000.00    $  15,000.00
    New industries  80,000.00      20,000.00    $ 112,500.00
Travel and
expenses                                        $  53,000.00
Software interface
payments
    Aphelion                                    $  36,000.00
    CSI and
CheckFree           10,000.00                   $  20,000.00
    Bruce Spurr                                 $  37,000.00
    Bally           15,000.00      25,000.00    $  75,000.00
Operational
expenses                                         $314,500.00
Debit/Credit
software            75,000.00                   $  75,000.00
Upgrade OEM                                -
software           100,000.00                   $ 100,000.00
Increased staffing
and outsourcing     25,000.00      25,000.00    $ 100,000.00
Commission to
broker                      -      50,000.00    $  50,000.00
Legal Audit for
Merger and Public
reporting           22,500.00       7,500.00    $  52,500.00
Legal, Audit fees
per LOI                                         $  50,000.00
TOTAL              500,000.00     200,000.00   $2,000,000.00

                                  Exhibit C


                              Replacement Notes

                                 REPLACEMENT
                               PROMISSORY NOTE

                              $________________
                             (Principal Amount)

                                   Dated:

                                Executed at:
                               (City, Country)

FOR VALUE RECEIVED, RAPIDTRON, INC., a Delaware corporation ("Maker"), hereby promises to pay to Holder, or its assignee, at Nominee - c/o
, or such address as may be designated in writing by any holder of this Note, the sum of____________________ US Dollars and No Cents ($_______________).
The repayment of this Note (including principal and interest, if any) is due in full on March 31, 2003, and thereafter upon demand.

This Note shall bear a non-compounded interest rate of ten percent (10%) per annum beginning on the date hereof, and continuing until principal and interest are fully paid.

TERMS OF REPAYMENT:

1. Pursuant to that certain Agreement and Plan of Merger, dated as of January 17, 2003, among Rapidtron, Inc., a Nevada corporation, formerly known as The Furnishing Club ("RPDT"); RTI Acquisition Subsidiary, Inc., a Nevada corporation, and Maker (the "Merger Agreement"), this Replacement Promissory Note (this "Note") is made in full replacement of that certain Promissory Note dated __________ made by Maker payable to ______________________
("Holder"), or order, for the principal amount of $____________.

2.   This Note may be prepaid in whole or in part without penalty.

3. Upon closing of Merger as contemplated by the Merger Agreement, the entire outstanding balance of this Note, including all principal and interest accrued, shall, ipso facto and without any action by the Holder, be converted into restricted shares of common stock of RPDT ("Stock"), at a conversion
rate of $1.00 per share.   This Note and the Stock issued upon conversion
hereof is and shall be issued under an exemption from registration under
Section 4(2) of the Securities Act of 1933, as amended. The Holder hereby represents that it is acquiring this Note and the Stock hereunder or acquired pursuant hereto for its own account, not as a nominee or agent, with the present intention of holding such securities for purposes of investment, and not with a view to the resale or distribution of any part thereof, and that it has no intention of selling this Note or the Stock in a public distribution in violation of the federal securities laws or any applicable state securities laws. Holder acknowledges that the Stock will contain a restrictive legend in accordance with Rule 144.

4. If the Merger Agreement is terminated and the Merger is abandoned, Paragraph 3 of this Note shall no longer apply and this Note shall remain an outstanding obligation payable by Maker to Holder in full on or before March 31, 2003.

5. Security Lien. The Maker of this Note hereby grants to the Holder a security interest in any and all of Maker's assets, including but not limited to, real property, inventory, receivables, vehicles, furniture, intellectual property and equipment.

6. In the event of the failure to make any payment when due, the holder of this Note may declare the entire principal balance and accrued interest immediately due and payable. Any overdue payment shall bear interest at the rate of twelve percent (12%), or at such lower rate mandated by law, per annum until principal and interest are fully paid.

7. All parties to this Note, including the Maker and any endorser or guarantors, if any, jointly and severally waive presentment, notice or dishonor and diligence in collecting and all agree to remain fully obligated under the terms of this Note even if, without notice, the time for payment is extended; or the Note is renewed or modified; or one of the parties is released or discharged; or the release or substitution of any collateral given as security for the payment of the Note.

8. No course of dealing between the parties of this Note, and no delay on the part of the Holder in exercising any rights hereunder, shall operate as a waiver of the rights of the holder. No covenant, provision or Default hereunder may be waived except by written instrument signed by the waiving party, and no such waiver shall extend to or impair any obligation not expressly waived.

9. If any provision herein is determined to be unlawful, it is hereby agreed that this Note shall remain in full force and effect and shall be construed as if the provision determined to be unlawful was never contained herein and a reasonable provision shall be substituted therein. This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada.

10. If this Note is not paid promptly in accordance with its terms, the Undersigned agrees to pay all costs of collection and enforcement, including, but not limited to, private costs, court costs and reasonable attorney fees. In the event that any judgment is obtained under this Note, the Undersigned waive, to the extent permitted under the law, the benefit of any law exempting their property, or any part of it.

                       [signatures begin on next page]

AGREED:

"MAKER"

RAPIDTRON, INC., a Delaware corporation


By:
Name:
Title:

"HOLDER"

__________________________________________

By:
Name:
Title:

"RPDT"

RAPIDTRON, INC., a Nevada corporation


By:
Name:
Title:

RIGHTS OF DISSENTING OWNERS

      NRS 92A.300 DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections. (Added to NRS by 1995, 2086)

      NRS 92A.305 "BENEFICIAL STOCKHOLDER" DEFINED. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record. (Added to NRS by 1995, 2087)

      NRS 92A.310 "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation. (Added to NRS by 1995, 2087)

      NRS 92A.315 "DISSENTER" DEFINED. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive. (Added to NRS by 1995, 2087; A 1999, 1631)

      NRS 92A.320 "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. (Added to NRS by 1995, 2087)

      NRS 92A.325 "STOCKHOLDER" DEFINED. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation. (Added to NRS by 1995, 2087)

      NRS 92A.330 "STOCKHOLDER OF RECORD" DEFINED. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation. (Added to NRS by 1995, 2087)

      NRS 92A.335 "SUBJECT CORPORATION" DEFINED. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective. (Added to NRS by 1995, 2087)

      NRS 92A.340 COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances. (Added to NRS by 1995, 2087)

       NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity. (Added to NRS by 1995, 2088)

      NRS 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity. (Added to NRS by 1995, 2088)
NRS 92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.

      1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

      2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1. (Added to NRS by 1995, 2088)

NRS 92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

      1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

           (a) Consummation of a plan of merger to which the domestic corporation is a party:

                (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

           (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

           (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

      2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.

      1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

          (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

          (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

               (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                    (I)  The surviving or acquiring entity; or

                    (II) Any other entity which, at the effective date of the
               plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

               (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

     2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130. (Added to NRS by 1995, 2088)

NRS 92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.

     1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

     2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

          (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

          (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote. (Added to NRS by 1995, 2089)

NRS 92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.

     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

     2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430. (Added to NRS by 1995, 2089; A 1997, 730)

NRS 92A.420  PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.

     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

          (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

          (b)  Must not vote his shares in favor of the proposed action.

     2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter. (Added to NRS by 1995, 2089; 1999, 1631)

NRS 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.

     1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

     2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

          (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

          (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

          (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

          (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

          (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive. (Added to NRS by 1995, 2089)

NRS  92A.440   DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES;  RETENTION  OF
RIGHTS OF STOCKHOLDER.

     1.   A stockholder to whom a dissenter's notice is sent must:

          (a)  Demand payment;

          (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

          (c) Deposit his certificates, if any, in accordance with the terms of the notice.

     2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

     3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter. (Added to NRS by 1995, 2090; A 1997, 730)

NRS  92A.450   UNCERTIFICATED SHARES: AUTHORITY TO  RESTRICT  TRANSFER  AFTER
DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.

     1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

     2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action. (Added to NRS by 1995, 2090)

NRS 92A.460  PAYMENT FOR SHARES: GENERAL REQUIREMENTS.

     1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

          (a) Of the county where the corporation's registered office is located; or

          (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

     2.   The payment must be accompanied by:

          (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

          (b) A statement of the subject corporation's estimate of the fair value of the shares;

          (c)  An explanation of how the interest was calculated;

          (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

          (e) A copy of NRS 92A.300 to 92A.500, inclusive. (Added to NRS by 1995, 2090)

NRS 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.

     1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

     2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480. (Added to NRS by 1995, 2091)

NRS 92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.

     1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

     2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares. (Added to NRS by 1995, 2091)

NRS 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

     1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

     3.    The subject corporation shall make all dissenters, whether or  not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
     5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

          (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

          (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470. (Added to NRS by 1995, 2091)

NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.

     1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

     2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

          (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

          (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

     3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

     4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

     5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115. (Added to NRS by 1995, 2092)

            RPDT Form 10-KSB for the year ended December 31, 2001

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                 FORM 10-KSB

             [X]  ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

        [  ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                For the fiscal year ended: December 31, 2001

                      Commission file number 000-31713

                             THE FURNISHING CLUB
           (Exact name of registrant as specified in its charter)

Nevada                                                            88-0455472
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                           Identification No.)

800 N. Rainbow Blvd., Suite 208
Las Vegas, NV                                                     89107-1103
(Address of principal executive offices)                          (zip code)

                Issuer's Telephone Number:    (702) 948-5017

       Securities registered under Section 12(b) of the Exchange Act:
                                    None

       Securities registered under Section 12(g) of the Exchange Act:
                        Common Stock, $.001 par value
                              (Title if Class)

     Indicate by check mark whether the registrant (a) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to
such filing requirements for the past 90 days.  Yes     X      No

     Indicate  by  check mark if disclosure of delinquent filers pursuant  to
Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form
10-K or any amendment to this Form 10-K.  [     ]

     The  number of shares of Common Stock, $0.001 par value, outstanding  on
December   31,   2001,  was  8,400,000  shares,  held  by  approximately   43
stockholders.

PART I

ITEM 1.   DESCRIPTION OF BUSINESS

     We are a development stage company incorporated in Nevada on March 22, 2000. We initially intended to be an online retailer of furniture and home accessories. However, upon completion of our initial market analysis of the furniture market and the difficulties with shipping, manufacturing and consumer response, we decided to focus our efforts primarily on the home accessories market, while offering selected furniture items on a limited basis. The decision was premised upon our continued inability to attract equity capital.

     We have made initial progress in implementing our business plan by commencing design of our website, registering our domain name (www.furnishingclub.com), evaluating our business model and completing our initial equity fund raising.

     In evaluating our plan of operation for fiscal 2001 we decided to redefine our business focus towards home accessories rather than home furnishings. We based this decision on various factors including:

* the bankruptcy of furniture.com (which was a potential major competitor in our intended line of business);
*    the failure of kozyhome.com (another potential competitor);
*    the cost of shipping related to furniture;
*    difficulties with inventory availability;
*    delivery schedules and shipping methods;
*    return and processing complications; and
*    public reception to our business plan.

     Through out 2001 we intended to use our equity capital to fund our redesigned business plan as cash flow from sales was not estimated to begin until year two of our business plan. However, difficulty of hiring competent personnel within our budget, longer than anticipated website programming, and a shortfall of funding due to our inability to raise capital in the equity securities market forced us to remain dormant most of the year.

     Our audited financial statements have been prepared assuming that we will continue as a going concern which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business.

     Investors should be particularly aware of the inherent risks associated with our planned Internet business. These risks include the development stage status of the Company and lack of a proven market for our website, lack of equity funding, and our size compared to the size of competitors. There can be no assurance that our efforts to perfect our business plan will be successful. We have no liquidation plans should we be unable to receive additional funding. Should we be unable to implement our business plan, we would investigate all options available to retain value for our stockholders. Among the options that would be considered are:

*    acquisition of another product or technology, or
*    a merger or acquisition of another business entity.

     We indicated in our September 30, 2001 quarterly filing that if no funding is received during the next twelve months, we will be forced to rely on existing cash in the bank. In such a restricted cash flow scenario, we would be unable to complete our business plan steps, and would, instead, delay all cash intensive activities. Without necessary cash flow, we may be dormant until such time as necessary funds could be raised in the equity securities market or a merger or acquisition candidate can be located. As a result of the market conditions which occurred as the result of the September 11, 2001 attacks on the U.S. and our inability to attract equity capital, we have aggressively pursued discussions with joint venture partners, equity partners, and potential acquisition and merger candidates, although we have not conducted any formal negotiations. We cannot guarantee that we will acquire or merge with a third party, or that in the event we acquire or merge with a third party, such acquisition or merger will increase the value of our common stock.

     In the interim we intend to continue seeking equity capital to make The Furnishing Club a destination for finding home accessories. Upon obtaining sufficient equity or cash from debt, we will complete our website. Once completed we intend to provide consumers a destination to receive personalized decorating advice, purchase our products and services, and access a wide variety of information and resources.

Subsequent Event

      On February 6, 2002, our sole officer and director, Hue Do, appointed John Veltheer as a director and subsequently resigned, leaving Mr. Veltheer as the sole director of the Company. Following his appointment as sole director, Mr. Veltheer elected himself as the sole officer of the Company. Mrs. Do had been unable to secure adequate funding to further the Company's business plan and felt that Mr. Veltheer's experience in fund raising, public company management and business modeling is anticipated to provide the Company with new opportunities and directions that lead to the maximization of stockholder value. More information on Mr. Veltheer can be found in Item 9 of this filing.

Industry Overview

     Forrester Research estimates that online revenues from home furnishings sales will grow from $518 million in 1999 to $6.4 billion in 2003, a compound annual growth rate of approximately 87%. Forrester estimates that online revenues from the household furniture component of home furnishings sales will grow from $268 million in 1999 to $2.8 billion in 2003, a compound annual growth rate of approximately 80%.

Markets And Marketing

     Assuming the availability of capital, the Furnishing Club plans to implement a comprehensive campaign to market and promote The Furnishing Club. Our marketing and promotion strategy will be designed to:

*    build The Furnishing Club brand recognition;
*    increase consumer traffic to our website;
*    convert browsers into buyers; and
*    build loyal customer relationships and maximize repeat purchases.

Competition

     The online home furnishing and decorating category is relatively new, rapidly evolving and competitive, with several well-funded participants seeking category leadership. We expect to face competition in all product categories we attempt to enter. Barriers to entry are low, and current and new competitors can launch website at minimal cost.

The Furnishing Club's concept potentially competes with:

* traditional retailers of home furnishings in both their physical store and online operations, including furniture stores such as Ethan Allen, Heilig-Myers and Levitz Furniture, department stores such as Dayton Hudson, Federated Department Stores, J.C. Penney Company, May Department Stores Company and Sears, Roebuck and Company and specialty retailers such as Bed Bath & Beyond, Linens 'n Things and Pier 1 Imports;
* other online retailers of home furnishings such as FurnitureFind.com, HomePoint.com and BeHome.com;
* catalog and multichannel retailers of home furnishings such as Fingerhut, Pottery Barn and Spiegel;
* manufacturers of home furnishings that sell directly to end-customers, either through physical retail or online channels; and
* Internet portals and online service providers that feature shopping services, such as AltaVista, AOL, Excite@Home, Lycos and Yahoo!.

We believe that the following are the principal competitive factors in our category:

*    selection;
*    retailer brand recognition;
*    quality of customer experience from shopping through delivery;
*    product information and content; and
*    price and value.

     Many of our potential competitors, particularly the traditional store-based retailers, have longer operating histories and greater financial and other resources than The Furnishing Club, which they may devote to online enterprise development. In addition, larger, well-established and well-financed entities may acquire, invest in or form joint ventures with online competitors.

     Our potential competitors may be able to secure products from vendors on more favorable terms, fulfill customer orders more efficiently and adopt more aggressive pricing or inventory availability policies than we do. Traditional store-based retailers also have the advantage of allowing customers to physically see and feel products in a manner that is not possible over the Internet. Given our status as a development stage company the majority of our potential competitors have significantly greater experience selling home furnishing products than we do. For example, established catalog retailers showrooms have greater experience than we do in marketing and selling home furnishings without in-person customer interaction.

Personnel

     The Furnishing Club employed one person, Hue Do the sole Officer and Director of the Company, on a part time basis through February 6, 2002. As discussed in the Subsequent Event section above, John Veltheer has been appointed by Mrs. Do to serve as the sole officer and director of The Furnishing Club. We do not plan to add additional employees until our website is complete and the procedures are in place to commence operations.

Risks

     While Management believes its estimates of projected occurrences and events are within the timetable of its business plan, there can be no guarantees or assurances that the results anticipated will occur.

     Despite Management's belief that the Company can effectively compete because of its intended emphasis as an online retailer of furniture and home accessories, the Company's ability to succeed will depend upon a number of factors, including its ability to secure funding, assemble a large amount of text and visual data needed for resource viewing and research, develop its website quickly enough to encourage users to increase time spent at the site, and convince advertisers to sponsor and maintain ongoing funding of the site.

     The Company's viability is substantially dependent upon the widespread acceptance and use of the Internet. The Internet has experienced, and is expected to continue to experience, significant growth in the number of users and amount of traffic. There can be no assurance that the Internet infrastructure will continue to be able to support the demands placed on it by this continued growth. In addition, delays in the development or adoption of new standards and protocols to handle increased levels of Internet activity or increased governmental regulation could slow or stop the growth of the Internet as a viable medium for online retailers. Moreover, critical issues concerning the commercial use of the Internet (including security, reliability, accessibility and quality of service) remain unresolved and may adversely affect the growth of Internet. The failure to resolve critical issues concerning use of the Internet, the failure of the necessary infrastructure to develop in a timely manner, or the failure of the Internet to continue to develop rapidly as a viable medium would have a material adverse effect on the Company's business, financial condition, operating results and cash flows.

     The Company's performance and future operating results are substantially dependent on the continued service and performance of its current Management. The Company intends to hire a relatively small number of additional technical and marketing personnel when funding is secured. Competition for such personnel is intense, and there can be no assurance that the Company will be able to retain its essential employees or that it will be able to attract or retain highly-qualified technical and managerial personnel in the future. The loss of the services of the Company's current Management or the inability to attract and retain the necessary technical, and marketing personnel could have a material adverse effect upon the Company's business, financial condition, operating results and cash flows.

     The current officer, Mr. John Veltheer, is the sole officer and director of the company and has control in directing the activities of the Company. He is involved in other business activities and may, in the future, become involved in additional business opportunities. If a specific business opportunity becomes available, Mr. Veltheer may face a conflict of interest.

The Company has not formulated a plan to resolve any conflicts that may arise. While the Company and its sole officer and director have not formally adopted a plan to resolve any potential or actual conflicts of interest that exist or that may arise, he has verbally agreed to limit his roles in all other business activities to roles of passive investor and devote full time services to the Company once the Company's business plan is further developed.

  While Management believes its estimates of projected occurrences and events are within the timetable of its business plan, there can be no guarantees or assurances that the results anticipated will occur. Investors in the Company should be particularly aware of development or the inherent risks associated with the Company's planned Internet business. These risks include a lack of a proven market for the Company's website, lack of equity funding, and the size of the Company compared to the size of its competitors. Management has no liquidation plans should the Company be unable to receive funding. Should the Company be unable to implement its business plan, Management would investigate all options available to retain value for the stockholders. Among the options that would be considered are:

*  acquisition of another product or technology, or
* a merger or acquisition of another business entity that has revenue and/or long-term growth potential.

     However, there are no pending arrangements, understandings or agreements with outside parties for acquisitions, mergers or any other material transactions.

     At this time, the Company is seeking sufficient equity capital to conceptually design its website and contact manufactures and wholesalers for product. Until such capital is available, the Company will continue in its status quo operations, or lack thereof.

ITEM 2.   DESCRIPTION OF PROPERTY

     The Company's principal executive office address for fiscal 2001 was 7386 Cobblefield Street, Las Vegas, Nevada 89123. The principal office and telephone number were provided by the sole officer of the corporation, Hue Do. The costs associated with the use of the telephone and mailing address were deemed by management to be immaterial as the telephone and mailing address were almost exclusively used by the officer for other business purposes.

     Subsequent to year-end, in conjunction with the appointment of Mr. Veltheer, the Company leased new executive office space at 800 N. Rainbow Blvd., Suite 208, Las Vegas, Nevada 89107-1103. The lease is on a month-to-month basis. Management considers the Company's principal office space arrangement adequate until such time as the Company achieves its business plan goal of raising capital and then begins hiring new employees per its business plan.

ITEM 3.   LEGAL PROCEEDINGS

     There is no litigation pending or threatened by or against us.

ITEM 4.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     The annual meeting of the shareholders of The Furnishing Club was held on November 15, 2001 and the following was unanimously approved by the stockholders at that meeting.

* The election of Hue Do to the Board of Directors to serve until the next annual meeting and until her successors are elected and qualified; and,
* The reaffirmation of G. Brad Beckstead, CPA as auditors for the next year.

PART II

ITEM 5.   MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     The Company is trading on the OTC Electronic Bulletin Board which is sponsored by the National Association of Securities Dealers (NASD). The OTC Electronic Bulletin Board is a network of security dealers who buy and sell stock. The dealers are connected by a computer network which provides information on current "bids" and "asks" as well as volume information.

     As of February 1, 2002, the Company had 43 stockholders of record. The Company has paid no cash dividends. The Company has no outstanding options. The Company has no plans to register any of its securities under the Securities Act for sale by security holders. There is no public offering of equity and there is no proposed public offering of equity.

     The following table sets the Monthly low and high prices for our Common Stock as reported by the National Quotations Bureau. The quotations reflect inter-dealer prices, without retail mark-up, markdown or commission, and may not necessarily represent actual transactions.

                                   Average Low  Average
                                                  High
              April                   $0.22      $0.22
              May                     $0.50      $0.50
              June                    $0.50      $0.50
              July                    $0.50      $0.50
              August                  $0.50      $0.50
              September               $0.50      $0.50
              October                 $0.50      $0.50
              November                $0.33      $0.34
              December                $0.50      $0.50

Note: The Company started trading in April 2001

ITEM 6.   MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

     The Company's cash balance at December 31, 2001 was $15,337. Management believes the current cash balance is sufficient to fund the current minimum level of operations through December 31, 2002, however, in order to advance the Company's business plan the Company must raise additional capital through the sale of equity securities. To date, the Company has sold $80,000 in equity securities and used approximately $29,154 for general and administrative expenses. Sales of the Company's equity securities have allowed the Company to maintain a positive cash flow balance.

     Management has made initial progress in implementing its business plan by commencing design of its website. The Company will face considerable risk in each of its business plan steps, such as difficulty of hiring competent personnel within its budget, longer than anticipated website programming, and a shortfall of funding due to the Company's inability to raise capital in the equity securities market. If no funding is received during the next twelve months, the Company will be forced to rely on its existing cash in the bank. In such a restricted cash flow scenario, the Company would be unable to complete its business plan steps, and would, instead, delay all cash intensive activities. Without necessary cash flow, the Company may be dormant during the next twelve months, or until such time as necessary funds could be raised in the equity securities market.

     Going Concern. The Company's auditors have requested the Company provide a note, Note 4, in the Company's financial statement as follows:

     "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. As noted above, the Company is in the development stage and, accordingly, has not yet generated revenues from operations. Since its inception, the Company has been engaged substantially in financing activities and developing its product line, incurring substantial costs and expenses. As a result, the Company incurred accumulated net losses from March 22, 2000 (inception) through the period ended December 31, 2001 of $64,945. In addition, the Company's development activities since inception have been financially sustained by capital contributions."

ITEM 7.   FINANCIAL STATEMENTS

     See Index to Financial Statements and Financial Statement Schedules appearing on page F-1 through F-7 of this Form 10-KSB.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     Due to the death of The Furnishing Club's auditor the Company's board of directors held a special meeting and voted to replace its auditor and subsequently ratified the appointment of G. Brad Beckstead, CPA, as its new independent accountant at the Company's annual stockholder meeting.

PART III

ITEM 9 DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     On February 6, 2002, Hue Do, our then sole officer and director, appointed John Veltheer as the new sole director of the Company, who subsequently elected himself as the sole officer of the Company. Following Mr. Veltheer's appointment Mrs. Do resigned.

     The members of the Board of Directors of the Company serve until the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors. Information as to the directors and executive officers of the Company is as follows:

Name               Age   Title
John Veltheer      36    President, Director, Secretary, Treasurer

Duties, Responsibilities and Experience

     John Veltheer. Mr. Veltheer holds the position of President, Secretary, Treasurer, and Director of the Company. Mr. Veltheer possesses a high level of strategic planning and development skills and is especially adept in corporate structuring, finance and fundraising. Over the past five years Mr. Veltheer has been operating as a management consultant, in addition to serving as a director and executive officer of several companies. Mr. Veltheer is currently a strategic consultant for NuCelle, Inc. a division of North American Medical Services Inc. where Mr. Veltheer has restructured corporate operations and assisted in the development of a new business model for the distribution of physician formulated skincare products.

     Mr. Veltheer currently sits on the board of directors of nlwilliams Inc., Infopoint Inc. and Iridium Capital Inc. all of which are private companies. Mr. Veltheer is also the current president of Iridium Capital Inc. From 1997-1999 Mr. Veltheer served as the president of Genesis Investor Relations where he provided investor relations marketing consulting and shareholder communications services to various Canadian start-up corporations. In addition, from 1999-2000 Mr. Veltheer was president and a director of SUMmedia.com Inc. (OTC:BB "ISUM") where he developed an international corporate structure.

     Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

     No Executive Officer or Director of the Corporation has been the subject of any Order, Judgment, or Decree of any Court of competent jurisdiction, or any regulatory agency permanently or temporarily enjoining, barring suspending or otherwise limiting him from acting as an investment advisor, underwriter, broker or dealer in the securities industry, or as an affiliated person, director or employee of an investment company, bank, savings and loan association, or insurance company or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any securities.

     No Executive Officer or Director of the Corporation has been convicted in any criminal proceeding (excluding traffic violations) or is the subject of a criminal proceeding which is currently pending.

     No Executive Officer or Director of the Corporation is the subject of any pending legal proceedings.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires Furnishing Club executive officers and directors, and persons who beneficially own more than ten percent of Furnishing Club's common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish Furnishing Club with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to Furnishing Club and written representations from Furnishing Club executive officers and directors, Furnishing Club believes that during the year ended 2001 all forms 3 and 4 were filed on a timely basis for Furnishing Club executive officers and directors.


ITEM 10.  EXECUTIVE COMPENSATION

     The following table sets forth the cash compensation of the Company's former executive officer and director, Hue Do, during each of the fiscal years since inception of the Company.

Summary Compensation Table
                                                         Long Term
                       Annual Compensation              Compensation
 Name and                          Other Annual Restricted
 Principal  Year  Salary   Bonus   Compensation    Stock    Options  Others
 Position           (1)                             (2)
Hue Do -
       Sole 2001        0  $5,000             0           0        0       0
officer (3)
            2000  $15,914       0             0   1,000,000        0       0

(1)  Through December 31, 2001
(2)  After  10:1 forward spilt.
(3) Mrs. Do resigned on February 6, 2002 and appointed John Veltheer as the new sole officer and director. From December 31, 2001 to February 6, 2002 Mrs. Do did not receive any compensation from the Company.

ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of December 31, 2001, each person known by us to be the beneficial owner of five percent or more of our Common Stock and our former director and officer. Except as noted, the holder thereof has sole voting and investment power with respect to the shares shown.

                                                       Number      Percent
            Name of Beneficial Owner(1)               Of Shares      Of
                                                                  Ownership
Hue Do, former sole officer and director               1,000,000      11.90%

John Veltheer, new sole officer and director                   0          0%

Tim Do (2)                                             1,000,000      11.90%

Todd Ream                                              3,000,000      35.71%
2123 Maple Springs St.
Henderson, Nevada 89015

Ant Inc.                                               1,000,000      11.90%
1850 E. Flamingo Rd. #111
Las Vegas, Nevada 89119

Titanium Financial Fund (3)                            770,000         9.16%
2620 S. Maryland Parkway #195
Las Vegas, 89109
                                                     -----------------------
All Directors & Officers as a Group                    2,000,000      23.81%

(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.
(2) Tim Do and Hue Do are counted collectively as a result of their marital status.
(3) These share include 30,000 shares owned by the spouse of the President of Titanium Financial Fund.

ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On April 1, 2000 the Company entered into an agreement with Hue Do wherein Mrs. Do would receive a six-month employment contract, for $1,500 per month concurrent with her contribution into the Company of her intellectual property rights pertaining to the concept of marketing and distributing furniture through the Internet.

     For the year ended December 31, 2001, Mrs. Do was paid bonus income of $5,000 for her continued services as sole officer and director for the Company.

     Mrs. Do and her husband, Tim Do, each received 1,000,000 shares after 10:1 forward split of common stock in the Company for assistance in the corporate formation.

ITEM 13.  EXHIBITS AND REPORTS ON FORM 8-K

     (a)  Exhibits
     3.1* Certificate  of Incorporation filed as an exhibit to the  Company's registration statement on Form 10-SB filed on October 6, 2000, and incorporated herein by reference.
     3.2* By-Laws filed as an exhibit to the Company's registration statement on Form 10-SB filed on October 6, 2000, and incorporated herein by reference.
     23   Consent of Accountants
     _____
     *    Previously filed
     (b) There was one report on Form 8-K filed by the Company during the year ended December 31, 2001.
              1)  8-K Filed on May 1, 2001 - Change of Auditor

                                 SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   THE FURNISHING CLUB

                                   By:/s/ John Veltheer
                                         John Veltheer, President

                                   Dated:    February 14, 2002

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

NAME                     OFFICE              DATE

/s/ John Veltheer
John Veltheer            Director            February 14, 2002

                              TABLE OF CONTENTS
                                                                         PAGE
INDEPENDENT AUDITORS' REPORT                                             F-1

BALANCE SHEET                                                            F-2

STATEMENT OF OPERATIONS                                                  F-3

STATEMENT OF STOCKHOLDERS' EQUITY                                        F-4

STATEMENT OF CASH FLOWS                                                  F-5

NOTES TO FINANCIAL STATEMENTS                                     F-6 - F-10

G. BRAD BECKSTEAD
Certified Public Accountant
                                                          330 E. Warm Springs
                                                          Las Vegas, NV 89119
                                                                 702.257.1984
                                                             702.362.0540 fax

                        INDEPENDENT AUDITOR'S REPORT

                              January 18, 2002

Board of Directors
The Furnishing Club
Las Vegas, NV

I have audited the Balance Sheets of The Furnishing Club (the "Company") (A Development Stage Company), as of December 31, 2001 and December 31, 2000, and the related Statements of Operations, Stockholders' Equity, and Cash Flows for the year ended December 31, 2001, the period March 22, 2000 (Date of Inception) to December 31, 2000, and the period March 22, 2000 (Date of Inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement presentation. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Furnishing Club (A Development Stage Company) as of December 31, 2001 and December 31, 2000, and the related Statements of Operations, Stockholders' Equity, and Cash Flows for the year ended December 31, 2001, the period March 22, 2000 (Date of Inception) to December 31, 2000, and the period March 22, 2000 (Date of
Inception) to December 31, 2001, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has had limited operations and have not commenced planned principal operations. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 4. The financial statements do not
include  any  adjustments  that  might  result  from  the  outcome  of   this
uncertainty.

G. Brad Beckstead, CPA

                             THE FURNISHING CLUB
                        (A Development Stage Company)

                                BALANCE SHEET

                                   ASSETS
                                                      For the Year Ended
                                                         December 31,
                                                       2001         2000
CURRENT ASSETS
     Cash                                          $     15,337  $    45,334
                                                   ------------  -----------
     TOTAL CURRENT ASSETS                                15,337       45,334
                                                   ------------  -----------
OTHER ASSETS
     Deposits                                               218          218
                                                   ------------  -----------
     TOTAL OTHER ASSETS                                     218          218
                                                   ------------  -----------
                                                   $     15,555  $    45,552
                                                    ===========  ===========


             LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts Payable                              $          0  $     1,018
                                                   ------------  -----------
     TOTAL CURRENT LIABILITIES                                0        1,018
                                                   ------------  -----------
STOCKHOLDERS' EQUITY

   Preferred stock, $.001 par value
   authorized 5,000,000 shares;
   none issued and outstanding                                0            0

   Common stock, $.001 par value,
   authorized 20,000,000 shares;
   8,400,000 issued and outstanding at
   December 31, 2000 and 2001                             8,400        8,400

Additional paid-in capital                               72,100       72,100

(Deficit) accumulated during
development stage                                      (64,945)     (35,966)
                                                   ------------  -----------
     TOTAL STOCKHOLDER'S EQUITY                          15,555       44,534
                                                   ------------  -----------

                                                   $     15,555  $    45,552
                                                   ============  ===========

  The accompanying notes are an integral part of these financial statements

                             THE FURNISHING CLUB
                        (A Development Stage Company)


                           STATEMENT OF OPERATIONS

                                                     For the       For the
                                                   Period March Period March
                                         For the    22, 2000,     22, 2000,
                                        Year Ended (Inception)   (Inception)
                                         December  to December   to December
                                           31,       31, 2000     31, 2001
                                           2001
INCOME
Revenue                                $        0   $         0   $         0
                                       ----------   -----------   -----------
EXPENSE
General and
Administrative                             29,154        36,590        65,744
                                       ----------   -----------   -----------
TOTAL EXPENSES                             29,154        36,590        65,744
                                       ----------   -----------   -----------
Net Operating Loss                       (29,154)      (36,590)      (65,744)
Other Income/ (Expense)
      Interest Income                         175           624           799
                                       ----------   -----------   -----------
NET (LOSS)                             $ (28,979)   $  (35,966)   $  (64,945)
                                       ==========   ===========   ===========
Net profit(loss)
per weighted shares                    $        0   $         0   $         0
                                       ==========   ===========   ===========
Weighted average
number of common
shares outstanding                      8,400,000     8,400,000     8,400,000
                                       ==========   ===========   ===========

  The accompanying notes are an integral part of these financial statements

                             THE FURNISHING CLUB
                        (A Development Stage Company)
               March 22, 2000,(Inception) to December 31, 2001


                      STATEMENT OF STOCKHOLDERS' EQUITY

                                                    (Deficit)
                                                   accumulated
                                        Additional    during        Total
                        Common Stock     paid-in   development  Stockholders'
                      Shares    Amount   Capital      stage        Equity
                     ----------  ------ ---------- -----------  -------------
 March 22, 2000
 Issued for
 Corporate
 Services               500,000  $  500 $        0  $         0 $         500

 March 28, 2000
 Issued for cash        100,000     100     19,900                     20,000

 September 29, 2000
 Issued for cash        240,000     240     59,760                     60,000

 September 29, 2000
 Forward Stock Split
 10 to 1              7,560,000   7,560    (7,560)                          0

 Net loss
 March 22, 2000,
 (Inception) to
 December 31, 2000                                     (35,966)      (35,966)
                     ----------  ------ ----------  ----------- -------------
 Balance
 December 31, 2000    8,400,000   8,400     72,100     (35,966)        44,534

 Net loss
 December 31, 2001                                     (28,979)      (28,979)
                     ----------  ------ ----------  ----------- -------------
 Balance
 December 31, 2001    8,400,000  $8,400 $   72,100  $  (64,945) $      15,555
                       ========  ====== ==========  ===========  ============

  The accompanying notes are an integral part of these financial statements

                             THE FURNISHING CLUB
                        (A Development Stage Company)

                           STATEMENT OF CASH FLOWS

                                                     For the      For the
                                                   Period March Period March
                                         For the    22, 2000,    22, 2000,
                                       Year Ended  (Inception)  (Inception)
                                        December   to December  to December
                                           31,       31, 2000     31, 2001
                                          2001
 Cash Flows from
 Operating Activities:
   Net (loss)                         $  (28,979)   $  (35,966)  $  (64,945)
   Shares Issued for services                   0           500          500

  Adjustment to reconcile net (loss)
 to net cash(used) by operating
 activities                                     0             0            0

   Accounts Payable                       (1,018)         1,018            0
   Deposits                                     0         (218)        (218)
                                      -----------   -----------  -----------
 Net cash (used) in
 operating activities                    (29,997)      (34,666)     (64,663)

 Cash Flows from
 Investing Activities:                          0             0            0

 Cash Flows from
 Financing Activities:
   Common stock                                 0        80,000       80,000
                                      -----------   -----------  -----------
 Net increase (decrease) in cash         (29,997)        45,334       15,337

 Cash,
 beginning of period                       45,334             0            0
                                      -----------   -----------  -----------
 Cash,
 end of period                        $    15,337   $    45,334  $    15,337
                                      ===========   ===========  ===========

  The accompanying notes are an integral part of these financial statements

                             THE FURNISHING CLUB
                        (A Development Stage Company)

                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 2001

Note 1 - Summary of significant accounting policies

Organization
The Company was organized March 22, 2000 (Date of Inception) under the laws of the State of Nevada, as The Furnishing Club. The Company has not commenced significant operations and, in accordance with SFAS #7, the Company is considered a development stage company.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

Cash and cash equivalents
For the purpose of the statements of cash flows, all highly liquid investments with the maturity of three months or less are considered to be cash equivalents.

Revenue recognition
Sales and related cost of sales are generally recognized upon shipment of products. Cost of goods sold generally represents the cost of items sold and the related shipping and selling expenses.

Advertising Costs
The Company expenses all costs of advertising as incurred. There were no advertising costs included in general and administrative expenses as of December 31, 2001 or December 31, 2000.

Fair value of financial instruments
Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2001 and December 31, 2000. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Impairment of long lived assets
Long lived assets held and used by the Company are reviewed for possible impairment whenever events or circumstances indicate the carrying amount of an asset may not be recoverable or is impaired. No such impairments have been identified by management at December 31, 2001 or December 31, 2000.

                             THE FURNISHING CLUB
                        (A Development Stage Company)

                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 2001

Stock-Based Compensation:
The Company accounts for stock-based awards to employees in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and related interpretations and has adopted the disclosure-only alternative of FAS No. 123, "Accounting for Stock-Based Compensation." Options granted to consultants, independent representatives and other non-employees are accounted for using the fair value method as prescribed by FAS No. 123.

Earnings per share
The Company follows Statement of Financial Accounting Standards No. 128. "Earnings Per Share" ("SFAS No. 128"). Basic earning per common share ("EPS") calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earning per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding. During periods when common stock equivalents, if any, are anti- dilutive they are not considered in the computation.

Segment reporting
The Company follows Statement of Financial Accounting Standards No. 130, "Disclosures About Segments of an Enterprise and Related Information". The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Income taxes
The Company follows Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes" ("SFAS No. 109") for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

                             THE FURNISHING CLUB
                        (A Development Stage Company)

                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 2001

Recent pronouncements
The FASB recently issued Statement No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133". The Statement defers for one year the effective date of FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities". The rule now will apply to all fiscal quarters of all fiscal years beginning after June 15, 2000. In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." The Statement will require the company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income, if the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings. The company does not expect SFAS No. 133 to have a material impact on earnings and financial position.

In December 1999, the Securities and Exchange Commission released Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (SAB No. 101), which provides guidance on the recognition, presentation and disclosure of revenue in financial statements. SAB No. 101 did not impact the company's revenue recognition policies.

Note 2 - Income taxes

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"), which requires use of the liability method. SFAS No. 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

There is no provision for income taxes for the period ended December 31, 2001. The Company's total deferred tax asset as of December 31, 2001, is as follows:

Net operating loss carry forward   $ 64,945
Valuation allowance                $ 64,945
                              -------------
Net deferred tax asset        $           0

                             THE FURNISHING CLUB
                        (A Development Stage Company)

                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 2001

Note 3 - Stockholder's equity

Common Stock

The authorized common stock of the corporation consists of 20,000,000 shares with a par value $.001 per share.

On March 22, 2000, the Company issued 500,000 shares of its $0.001 par value common stock for services valued at $.001 per share, or $500.00. The shares were deemed to have been issued pursuant to an exemption provided by Section 4(2) of the Act, which exempts from registration "transactions by an issuer not involving any public offering."

On March 28, 2000, the Company issued 100,000 shares of its $0.001 par value common stock for $.20 per share or $20,000.00 cash. The shares were deemed to have been issued pursuant to an exemption provided by Section 4(2) of the Act, which exempts from registration "transactions by an issuer not involving any public offering."

On September 29, 2000, the Company completed a public offerings that was offered without registration under the Securities Act of 1933, as amended (The "Act"), in reliance upon the exemption from registration afforded by sections 4(2) and 3(b) of the Securities Act and Regulation D promulgated thereunder. The Company sold 240,000 shares of common stock at a price of $0.25 per share for a total amount raised of $60,000.

On September 29, 2000, the Company approved a forward stock split on the basis of 10 for 1, thus increasing the common stock from 840,000 shares to 8,400,000 shares.

Preferred Stock

The authorized preferred stock of the corporation consists of 5,000,000 shares with a par value of $.001 per share.

Note 4 - Going concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. As noted above, the Company is in the development stage and, accordingly, has not yet generated revenues from operations. Since its inception, the Company has been engaged substantially in financing activities and developing its product line, incurring substantial costs and expenses. As a result, the Company incurred accumulated net losses from March 22, 2000 (inception) through the period ended December 31, 2001 of $64,945. In addition, the Company's development activities since inception have been financially sustained by capital contributions.

                             THE FURNISHING CLUB
                        (A Development Stage Company)

                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 2001

Note 4 - Going concern (continued)

The  ability of the Company to continue as a going concern is dependent  upon its ability to raise additional capital from the sale of common stock and, ultimately, the achievement of significant operating revenues. The accompanying financial statements do not include any adjustments that might be required should the Company be unable to recover the value of its assets or satisfy its liabilities.

Note 5 - Warrants and options

There are no warrants or options outstanding to acquire any additional shares of common stock.

Note 6 - Related party transactions

The Company neither owns nor leases any real or personal property. An officer of the corporation provides office services without charge. Such costs are immaterial to the financial statements and accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

APPENDIX D

Rapidtron, Inc. Audited Financial Statements for the Year Ended December 31,
                                    2002

                              TABLE OF CONTENTS
                                                                         PAGE
INDEPENDENT AUDITORS' REPORT                                             F-1

BALANCE SHEET                                                            F-2

STATEMENT OF OPERATIONS                                                  F-3

STATEMENT OF STOCKHOLDERS' EQUITY                                        F-4

STATEMENT OF CASH FLOWS                                                  F-5

NOTES TO FINANCIAL STATEMENTS                                      F-6 - F-9

BECKSTEAD AND WATTS, LLP
Certified Public Accountants
                                                       3340 Wynn Road, Ste. B
                                                          Las Vegas, NV 89102
                                                                 702.257.1984
                                                             702.362.0540 fax

                        INDEPENDENT AUDITORS' REPORT

February 28, 2003

Board of Directors
Rapidtron, Inc.
Las Vegas, NV

We have audited the Balance Sheets of Rapidtron, Inc. (Formerly The Furnishing Club), (A Development Stage Company) as of December 31, 2002 and 2001, and the related Statements of Operations, Stockholders' Equity, and Cash Flows for the years then ended, and for the period March 22, 2000 (Date of Inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement presentation. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rapidtron, Inc. (Formerly The Furnishing Club), (A Development Stage Company) as of December 31, 2002 and 2001, and the related Statements of Operations, Stockholders' Equity, and Cash Flows for the years then ended, and for the period March 22, 2000 (Date of Inception) to December 31, 2002, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has had limited operations and have not commenced planned principal operations. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 4. The financial statements do not
include  any  adjustments  that  might  result  from  the  outcome  of   this
uncertainty.


Beckstead and Watts, LLP

                               RAPIDTRON, INC.
                       (Formerly The Furnishing Club)
                        (A Development Stage Company)

                                BALANCE SHEET

                                   ASSETS
                                                     For the Year Ended
                                                        December 31,
                                                     2002           2001
CURRENT ASSETS
     Cash                                         $      2,310  $     15,337
                                                  ------------  ------------
     TOTAL CURRENT ASSETS                                2,310        15,337
                                                  ------------  ------------
OTHER ASSETS
     Deposits                                              218           218
                                                  ------------  ------------
     TOTAL OTHER ASSETS                                    218           218
                                                  ------------  ------------
                                                  $      2,528  $     15,555
                                                  ============   ===========

             LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts Payable                             $     32,576  $          0
                                                  ------------  ------------
     TOTAL CURRENT LIABILITIES                          32,576             0
                                                  ------------  ------------
STOCKHOLDERS' EQUITY (DEFICIT)

   Preferred stock, $.001 par value authorized
5,000,000 shares; none issued and outstanding                0             0

   Common stock, $.001 par value, authorized
20,000,000 shares; 19,993,750 issued and
outstanding at December 31, 2002 and 20,798,752
Issued and outstanding at December 31, 2001
retroactively restated                                  19,994        20,799

Additional paid-in capital                              60,506        59,701
Foreign Currency Adjustment                                  5             0
(Deficit) accumulated during
development stage                                    (110,553)      (64,945)
                                                  ------------  ------------
     TOTAL STOCKHOLDER'S EQUITY (DEFICIT)             (30,048)        15,555
                                                  ------------  ------------
                                                  $      2,528  $     15,555
                                                   ===========   ===========

  The accompanying notes are an integral part of these financial statements

                               RAPIDTRON, INC.
                       (Formerly The Furnishing Club)
                        (A Development Stage Company)

                           STATEMENT OF OPERATIONS

                                                                   For the
                                                                Period March
                                                                  22, 2000,
                                      For the Year For the Year  (Inception)
                                         Ended         Ended     to December
                                      December 31, December 31,   31, 2002
                                          2002         2001
INCOME
Revenue                              $          0  $          0   $         0
                                     ------------  ------------  ------------
EXPENSE
General and
Administrative                             45,645        29,154       111,389
                                     ------------  ------------  ------------
TOTAL EXPENSES                             45,645        29,154       111,389
                                     ------------  ------------  ------------
Net Operating Loss                       (45,645)      (29,154)     (111,389)
Other Income/ (Expense)
      Interest Income                          37           175           836
                                     ------------  ------------  ------------
NET (LOSS)                           $   (45,608)  $   (28,979)  $  (110,553)
                                      ===========   ===========   ===========
Net profit(loss)
per weighted shares                  $          0  $          0
                                      ===========   ===========
Number of common
shares outstanding retroactively
restated                               19,993,750    20,798,752
                                      ===========   ===========

  The accompanying notes are an integral part of these financial statements

                               RAPIDTRON, INC.
                       (Formerly The Furnishing Club)
                        (A Development Stage Company)

                      STATEMENT OF STOCKHOLDERS' EQUITY

                                                  (Deficit)
                                                 accumulated
                                    Additional     during         Total
                  Common Stock        paid-in    development  Stockholders
               Shares       Amount    Capital       stage       ' Equity
              ----------  --------- ----------  ------------  ------------
March 22,
2000
Issued for
Corporate
Services       12,298,750 $  12,299  $ (11,799)    $        0   $       500

March 28,
2000
Issued for
cash            2,500,000     2,500      17,500                      20,000

September 29,
2000
Issued for
cash            6,000,000     6,000      54,000                      60,000

Net loss
March 22,
2000,
(Inception)
to
December 31,
2000                                                 (35,966)      (35,966)
               ---------- ---------  ----------  ------------  ------------
Balance
December 31,
2000           20,798,750    20,799      59,701      (35,966)        44,534

Net loss
December 31,
2001                                                 (28,979)      (28,979)
               ---------- ---------  ----------  ------------  ------------
Balance
December 31,
2001           20,798,750    20,799      59,701      (64,945)        15,555

Returned
Shares by
Stockholder     (805,000)     (805)         805                           0

Net loss
December 31,
2002                                                 (45,608)      (45,608)

Foreign
Currency
Adjustment              0         0           0             0             5
               ---------- ---------  ----------  ------------  ------------
Balance
December 31,
2002           19,993,750    19,994      60,506     (110,553)      (30,048)
                ========= =========  ==========  ============  ============

  The accompanying notes are an integral part of these financial statements


                               RAPIDTRON, INC.
                       (Formerly The Furnishing Club)
                        (A Development Stage Company)

                           STATEMENT OF CASH FLOWS

                                                             For the Period
                                      For the   For the Year   March 22,
                                    Year Ended     Ended         2000,
                                     December   December 31, (Inception) to
                                        31,         2001      December 31,
                                       2002                       2002
Cash Flows from
Operating Activities:
  Net (loss)                       $  (45,608)   $  (28,979)  $   (110,553)
  Shares Issued for services                 0             0            500

  Adjustment to reconcile net (loss)
to net cash(used) by operating
activities                                   0             0              0

  Accounts Payable                      32,576             0         32,576
  Payroll Liabilities                                (1,018)              0
  Deposits                                   0             0          (218)
                                   -----------   -----------  -------------
Net cash (used) in
operating activities                  (13,032)      (29,997)       (77,695)

Cash Flows from
Investing Activities:                        0             0              0

Cash Flows from
Financing Activities:
  Additional Paid in Capital          (11,594)             0
  Common stock                          11,594             0         80,000
  Foreign Currency Adjustment                5             0              5
                                   -----------   -----------  -------------
Net increase (decrease) in cash       (13,027)      (29,997)          2,310

Cash,
beginning of period                     15,337        45,334              0
                                   -----------   -----------  -------------
Cash,
end of period                      $     2,310    $   15,337  $       2,310
                                    ==========    ==========   ============

  The accompanying notes are an integral part of these financial statements

                       RAPIDTRON, INC. AND SUBSIDIARY
                       (Formerly The Furnishing Club)
                        (A Development Stage Company)
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     Basis of Presentation
     The accompanying consolidated financial statements include the accounts of Rapidtron, Inc. (the "Company"), formerly known as The Furnishing Club ("Furnishing Club"), incorporated under the laws of the state of Nevada on March 22, 2000 and its wholly-owned subsidiary, RTI Acquisition Subsidiary, Inc. ("RTI"), which was incorporated on September 27, 2002. RTI is currently dormant and does not conduct any business operations.

     The Company is currently a development stage enterprise reporting under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 7.

     On September 30, 2002, the Company amended its Articles of Incorporation changing its name from The Furnishing Club to Rapidtron, Inc.

     The Company has limited operations and is still in the development stage. The Company will need to raise a substantial amount of capital in order to continue its business plan. This situation raises substantial doubt about its ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments relative to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty. Management is currently initiating their business plan and in the process of raising additional capital. (See Note 3)

     Use of Estimates
     The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Cash and Cash Equivalents
     The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

     Concentration of Credit Risk
     The Company places its cash in what it believes to be credit-worthy financial institutions and, at times, may exceed the FDIC $100,000 insurance limit.

                       RAPIDTRON, INC. AND SUBSIDIARY
                       (Formerly The Furnishing Club)
                        (A Development Stage Company)
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
     Income Taxes
     Income taxes are provided for based on the asset and liability method of accounting pursuant to SFAS No. 109, "Accounting for Income Taxes". Deferred income taxes, if any, are recorded to reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end.

     Stock-Based Compensation
     SFAS No. 123, "Accounting for Stock-Based Compensation," establishes accounting policies for stock and stock-based awards issued to employees and non-employees for services rendered and goods received. The Company records transactions in which services or goods are rendered or received from non-employees for the issuance of equity securities based on the fair value of the Company's stock at the date the services are rendered or goods received.

     Comprehensive Income
     SFAS No. 130, "Reporting Comprehensive Income," establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of September 30, 2002, the Company has no items that represent comprehensive income and, therefore, has not included a schedule of comprehensive income in the financial statements.

     Recent Accounting Pronouncements
     On June 29, 2001, SFAS No. 141, "Business Combinations," was approved by the FASB, which requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. Goodwill and certain intangible assets will remain on the balance sheet and not be amortized. On an annual basis, and when there is reason to suspect that their values have been diminished or impaired, these assets must be tested for impairment, and write-downs may be necessary. The Company implemented SFAS No. 141 on January 1, 2002.

     On June 29, 2001, SFAS No. 142, "Goodwill and Other Intangible Assets", was approved by the FASB, which changes the accounting for goodwill from an amortization method to an impairment-only approach. Amortization of goodwill, including goodwill recorded in past business combinations, will cease upon adoption of this statement. The Company implemented SFAS No. 142 on January 1, 2002.

     During August 2001, SFAS No. 143, "Accounting for Asset Retirement Obligation" was issued. SFAS No. 143 is effective for fiscal years beginning after June 15, 2002, and will require companies to record a liability for asset retirement obligations in the period in which they are incurred, which typically could be upon completion or shortly thereafter. The FASB decided to limit the scope to legal obligation and the liability will be recorded at fair value. The effect of adoption of this standard on Company's results of operations and financial positions is being evaluated.

                       RAPIDTRON, INC. AND SUBSIDIARY
                       (Formerly The Furnishing Club)
                        (A Development Stage Company)
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
     During August 2001, SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." was issued. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001. It provides a single accounting model for long-lived assets to be disposed of and replaces SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of." The effect of adoption of this standard on Company's results of operations and financial positions is being evaluated.

NOTE 2 -  INCOME TAXES
     The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"), which requires use of the liability method. SFAS No. 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

     There is no provision for income taxes for the period ended December 31,
     2002.   The Company's total deferred tax asset as of December 31,  2002, is as follows:

     Net operating loss carry forward             $(110,553)
     Valuation allowance                             110,553
     Net deferred tax asset                  $             0

NOTE 3 -  GOING CONCERN
     The accompanying financial statements as at December 31, 2002 have been prepared on a going concern basis, which contemplated the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has suffered losses from operations during its operating history. The ability of the Company to continue as a going concern is dependent upon achieving profitability. Management is in the process of acquiring and developing products for sale which would generate revenue to sustain the operations of the Company.

     The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

                       RAPIDTRON, INC. AND SUBSIDIARY
                       (Formerly The Furnishing Club)
                        (A Development Stage Company)
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 -  STOCKHOLDERS EQUITY
     Common stock
     The aggregate number of shares of common stock that the Company has authority to issue is 20,000,000 shares at a par value of $0.001. As of December 31, 2002, 19,993,750 shares were issued and outstanding.

     Preferred stock
     The aggregate number of shares of preferred stock that the Company has authority to issue is 5,000,000 shares at a par value of $0.001. As of December 31, 2002, no shares of preferred stock were issued.

     Stock Issuances
     On September 30, 2002, the Company effectuated a 1 for 1 forward split (for every 1 share currently owned, each stockholder received 1 additional share) of all of its issued and outstanding common stock as of the close of business on September 27, 2002.

     On October 21, 2002, one of the Company's majority stockholders returned
     805,000  shares  of its common stock for no consideration.   The  shares
     were subsequently cancelled.

     On October 23, 2002, the Company effectuated a 0.25 for 1 forward split (for every 1 share currently owned, each stockholder received 0.25 additional shares) of all of its issued and outstanding common stock as of the close of business on October 22, 2002.

NOTE 5 -  WARRANTS AND OPTIONS
     There are no warrants or options outstanding to acquire any additional shares of common stock.

NOTE 6 -  RELATED PARTY TRANSACTIONS
     The Company neither owns nor leases any real or personal property. An officer of the corporation provides office services without charge. Such costs are immaterial to the financial statements and accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

NOTE 7 -  SUBSEQUENT EVENTS
     On January 17, 2003, the Company entered into an agreement to acquire/merge with RAPIDTRON INC. a Delaware corporation ("RAPIDTRON"), whereby the Company issued 10,000,000 shares of its restricted common stock in exchange for 100% of RAPIDTRON's outstanding common stock.